Exhibit 10.1

26 October 2006

99 BISHOPSGATE (NO.1) LIMITED AND
99 BISHOPSGATE (NO.2) LIMITED

and

HAMMERSON UK PROPERTIES PLC

and

99 BISHOPSGATE MANAGEMENT LIMITED

and

CRA INTERNATIONAL (UK) LIMITED

and

CRA INTERNATIONAL, INC.

AGREEMENT
for grant of leases at Levels 24-26
99 Bishopsgate, London EC2

Herbert Smith LLP

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THIS AGREEMENT is made the 26 day of October 2006

BETWEEN:

(1)                                 99 BISHOPSGATE (NO.1) LIMITED whose registered office is at 10 Grosvenor Street, London W1K 4BJ (Co. Regn. No. 4123195) and 99 BISHOPSGATE (NO. 2) LIMITED whose registered office is at 10 Grosvenor Street, London W1K 4BJ (Co. Regn. No. 4122779) (the “Landlord” which expression shall include its successors in title and assigns) and

(2)                                 HAMMERSON UK PROPERTIES PLC whose registered office is at 10 Grosvenor Street, London W1K 4BJ (Co. Regn. No. 298351) (the “Landlord’s Guarantor”) and

(3)                                 99 BISHOPSGATE MANAGEMENT LIMITED whose registered office is at 10 Grosvenor Street, London W1K 4BJ (Co. Regn. No. 3071752) (the “Management Company”) and

(4)                                  CRA INTERNATIONAL (UK) LIMITED whose registered office is at St Helens, 1 Undershaft, London EC3A 8EE (Co. Regn. No. 04007726) (the “Tenant”) and

(5)                                  CRA INTERNATIONAL, INC. whose registered office is at John Hancock Tower, T-33, 200 Clarendon Street, Boston MA 02116 whose address for service in the United Kingdom for the purposes of this agreement is at St Helens, 1 Undershaft, London EC3A 8EE or such other address as notified in writing from time to time (the “Tenant’s Guarantor”).

WHEREBY IT IS AGREED as follows:

1.                                     DEFINITIONS AND INTERPRETATION

1.1                              Definitions

In this agreement unless the context otherwise requires (and subject to any particular interpretation required by sub-clause 1.2):

“Architect” means GMW Architects of PO Box 1613, 239 Kensington High Street, London W8 6SL;

“Building” means 99 Bishopsgate, London EC2;

“Building Contract” means a building contract dated 19th December 2005 and made between Dominion Corporate Trustees Limited and Dominion Trust Limited and Overbury Plc as novated to the Landlord;

“Building Contractor” means Overbury Plc of 77 Newman Street, London W1T 3EW;

“Collateral Warranties” means collateral warranties to be entered into by the Building Contractor the Mechanical and Electrical Engineer and the Architect in respect of the Refurbishment Works under the relevant appointment or Building Contract in the form attached at Appendix 1;

“Completion Date” means:

(a)                                           in relation to the Level 24 Lease, 1st November 2007; and

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(b)                                          in relation to the Level 25 Lease and the Level 26 Lease, 1st March 2007;

“Default Event” means any or all of the following to occur:

(a)                                  the Tenant or the Tenant’s Guarantor shall have an order made or resolution passed for its winding-up which is not removed within a period of fourteen days thereafter;

(b)                                 the Tenant or the Tenant’s Guarantor enters into voluntary winding-up other than for the purposes of re-organisation whilst solvent;

(c)                                  the appointment of a provisional liquidator to the Tenant or the Tenant’s Guarantor;

(d)                                 presentation of a petition for bankruptcy in respect of the Tenant or the Tenant’s Guarantor which is not contested within fourteen days of presentation;

(e)                                  dissolution of the Tenant or the Tenant’s Guarantor (whether or not after winding-up);

(f)                                    if (in respect of the Tenant or of the Tenant’s Guarantor) a resolution is passed or any other step is taken by the company or its directors for the appointment of an administrator, or an administrator is appointed, or a petition or application for an administration order is presented in relation to the company;

(g)                                 if a receiver (which expression shall without prejudice to the generality thereof include an administrative receiver) is appointed over all or any of the material assets of the Tenant or of the Tenant’s Guarantor;

(h)                                 the Tenant or the Tenant’s Guarantor is unable to pay its debts within the meaning of Section 123 of the Insolvency Act 1986;

(i)                                     if any meeting of the Tenant or the Tenant’s Guarantor is convened pursuant to Section 123 of the Insolvency Act 1986 to consider a proposal for a voluntary arrangement under Part 1 of such Act; or

(j)                                     if the Tenant or the Tenant’s Guarantor is struck off the Register of Companies or is dissolved or otherwise ceases to exist under the laws of the country or state of its incorporation;

“Defects Period” means the period of 12 months from 2nd May 2006;

“Leases” means together the Level 24 Lease the Level 25 Lease and the Level 26 Lease;

“Level 20 Lease” means an underlease of the Level 20 Premises dated 24th October 1996 for a term of 15 years and made between (1) 99 Bishopsgate Limited (2) 99 Bishopsgate Management Limited (3) Hammerson UK Properties Plc (4) Donaldson, Lufkin & Jenrette International Limited and (5) Donaldson, Lufkin & Jenrette Inc.;

“Level 21 Lease” means an underlease of the Level 21 Premises dated 18th October 2000 for a term of 11 years and 5 days and made between (1) 99 Bishopsgate Limited (2) 99 Bishopsgate Management Limited (3) Hammerson UK Properties Plc (4) DLJ U.K. Properties Limited and (5) Donaldson, Lufkin & Jenrette, Inc.;

“Level 24 Lease” means an underlease of the Level 24 Premises in the form of the agreed draft annexed to this agreement;

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“Level 25 Lease” means an underlease of the Level 25 Premises in the form of the agreed draft annexed to this agreement;

“Level 26 Lease” means an underlease of the Level 26 Premises in the form of the agreed draft annexed to this agreement;

“Level 20 Premises” means the premises demised by the Level 20 Lease known as Level 20 forming part of the Building and more particularly described in the Level 20 Lease;

“Level 21 Premises” means the premises demised by the Level 21 Lease known as Level 21 forming part of the Building and more particularly described in the Level 21 Lease;

“Level 24 Premises” means the premises to be demised by the Level 24 Lease known or to be known as Level 24 forming part of the Building and more particularly described in the Level 24 Lease;

“Level 25 Premises” means the premises to be demised by the Level 25 Lease known or to be known as Level 25 forming part of the Building and more particularly described in the Level 25 Lease;

“Level 26 Premises” means the premises to be demised by the Level 26 Lease known or to be known as Level 26 forming part of the Building and more particularly described in the Level 26 Lease;

“Level 20 Tenant” means Deutsche Bank AG a corporation domiciled in Frankfurt Germany operating in the UK under branch registration number FC0076515 acting through its London branch at Winchester House, 1 Great Winchester Street, London EC2N 2DB and shall include its successors in title and assigns of the Level 20 Lease;

“Level 21 Tenant” means Deutsche Bank AG a corporation domiciled in Frankfurt Germany operating in the UK under branch registration number FC0076515 acting through its London branch at Winchester House, 1 Great Winchester Street, London EC2N 2DB and shall include its successors in title and assigns of the Level 21 Lease;

“Mechanical and Electrical Engineer” means Hoare Lea & Partners of Glen House, 200-208 Tottenham Court Road, London W1T 7PL;

“Net Internal Area” has the meaning ascribed to that expression by the Code of Measuring Practice — Fifth Edition (RICS/ISVA) (or if there shall be no such edition or no such expression for the time being the nearest equivalent thereto);

“Premises” means together the Level 24 Premises the Level 25 Premises and the Level 26 Premises;

“Refurbishment Works” means the works carried out to refurbish the Premises;

“Snagging Items List” means the agreed snagging items list annexed to this Agreement;

“Snagging Works” means the works carried out to the Premises pursuant to the Snagging Items List;

“Vacant Possession” means the later of (a) the date upon which the Level 20 Tenant or the Level 21 Tenant (as applicable) has physically vacated and removed its chattels from the Level 20 Premises or the Level 21 Premises (as applicable) and (b) the date upon which

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the Level 20 Lease or the Level 21 Lease (as applicable) is terminated (howsoever determined).

“VAT” means Value Added Tax as referred to in the Value Added Tax Act 1994 (or any tax of a similar nature which may be substituted for or levied in addition to it).

1.2                              Interpretation

In this agreement:

1.2.1                                 words importing the singular include the plural and vice versa and words importing one gender include both genders;

1.2.2                                 where a party comprises more than one person covenants and obligations of that party take effect as joint and several covenants and obligations;

1.2.3                                 any expressions common to this agreement and the Leases shall have the same meaning ascribed to them in the Leases unless this agreement otherwise prescribes.

2.                                     LEASE GRANT

2.1                              Engrossment of the Leases

The Landlord’s solicitors shall prepare the engrossments of the Leases and counterparts of them and shall submit the original and counterparts of them to the relevant party in good time for execution in readiness for completion.

2.2                              Payment of cost of approvals

The Tenant shall pay on demand all proper expenses (including solicitors’ and surveyors’ fees) incurred by the Landlord in and incidental to every application by the Tenant for consent licence or approval to its fit out works to the Premises even if the application is withdrawn or properly refused provided that it shall only be for such expenses that exceed £1.00 per sq ft inclusive of VAT of the entire Premises.

2.3                              Completion of the Leases

The Tenant and the Tenant’s Guarantor shall execute and deliver the counterparts and the Landlord the Landlord’s Guarantor and the Management Company shall grant:

2.3.1                                 the Level 24 Lease on 1st November 2007;

2.3.2                                 the Level 25 Lease and the Level 26 Lease on 1st March 2007; and

2.3.3                                 subject to clause 15 the new lease of the Level 20 Premises and/or the Level 21 Premises.

2.4                              Terms of the Level 24 Lease

The following provisions shall apply in relation to the grant of the Level 24 Lease:

2.4.1                                 the Term shall commence on the Completion Date and expire on 2nd October 2016;

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2.4.2                                 the rent first reserved shall be due and commence to be payable on 1st October 2008;

2.4.3                                 the Insurance Rent the Service Charge and other outgoings shall be due and commence to be payable on the Completion Date.

2.5                              Terms of the Level 25 Lease and the Level 26 Lease

The following provisions shall apply in relation to the grant of the Level 25 Lease and the Level 26 Lease:

2.5.1                                 the Term shall commence on the Completion Date and expire on 2nd October 2016;

2.5.2                                 the rent first reserved shall be due and commence to be payable on 1st October 2007;

2.5.3                                 the Insurance Rent the Service Charge and other outgoings shall be due and commence to be payable on the Completion Date.

3.                                     LANDLORD’S CONTRIBUTION

On completion of each of the Leases, the Landlord will carry out the following works and/or make the following contributions to the Tenant in respect of each of the Leases:

3.1                              in respect of the Level 24 Lease, the Landlord shall its own cost and if requested by the Tenant supply and fit high quality carpet tiles from Milliken sufficient to fully cover the floor area of the Level 24 Premises at a Net Internal Area of 10,723 sq ft;

3.2                              in respect of the Level 25 Lease, the Landlord shall at its own cost and if requested by the Tenant supply and fit high quality carpet tiles from Milliken sufficient to fully cover the floor area of the Level 25 Premises at a Net Internal Area of 10,727 sq ft;

3.3                              in respect of the Level 26 Lease, the Landlord shall at its own cost and if requested by the Tenant supply and fit high quality carpet tiles from Milliken sufficient to fully cover the floor area of the Level 26 Premises at a Net internal Area of 10,718 sq. ft;

3.4                              the Landlord shall contribute a sum of £22, 413.75 plus VAT towards the floor boxes in the Premises (calculated on the basis of £75 (plus VAT) per floor box at a ratio of one box per 10 sq metres);

3.5                              the Landlord shall supply and fit venetian horizontal perforated window blinds on the inside of all of the external windows of the Premises;

3.6                              the Landlord shall deduct 100 sq ft from the Net Internal Area of the Level 26 Premises set out in the Plowman Craven Measurement Report dated April 2006 and shall contribute £10,000 (exclusive of VAT) towards the cost of the installation of the disabled toilet in the Level 26 Premises.

Provided that, in relation to the carrying out of such works as set out in clauses 3.1, 3.2, 3.3 and 3.5 the Landlord shall ensure the works are carried out in a good and professional workmanlike manner and further in co-ordination with the Tenant’s intended fit out works and duly consulting with the Tenant as to times of access and the Landlord ensuring (a) the minimum amount of interference and disruption as is reasonably possible is caused and (b)

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the making good as soon as possible to the reasonable satisfaction of the Tenant any damage or injury thereby caused to the Premises.

4.                                     TENANT’S COVENANT

The Tenant covenants to install the disabled toilet in the Level 26 Premises as part of its initial fit out works following completion of each of the Leases (subject to obtaining all necessary prior consents).

5.                                     LOCAL LAND CHARGES ETC.

The Leases will be granted subject to:

5.1                              all local land charges whether registered or not before or after the date hereof and all matters capable of registration as local land charges whether or not actually so registered;

5.2                              all notices orders resolutions restrictions agreements directions and proposals therefor made by any local or other competent authority before or after the date hereof;

5.3

5.3.1                                 any matters which are unregistered interests which override registered dispositions under Schedule 3 to the Land Registration Act 2002

5.3.2                                 such unregistered interests as may affect the premises to the extent and so long as they are preserved by the transitional provisions of Schedule 12 of the Land Registration Act 2002; and

5.4                              all matters contained or referred to in the Leases.

6.                                     TITLE

6.1                              The Landlord’s title to grant the Leases having been deduced to the Tenant prior to the date hereof the Tenant shall not raise any objection to that title and the Landlord shall not be required to reply to any requisitions on that title save where the subject matter of the enquiry or requisition is registered at the Land Registry or Central Land Charges Register after the date hereof or otherwise revealed by the Tenant’s solicitors pre-completion searches.

7.                                     DETERMINATION

7.1                              The Landlord may determine this agreement by written notice to the Tenant to that effect in the event that a Default Event occurs in relation to the Tenant and within fourteen working days thereof the Tenant or the Guarantor shall not have set aside or rectified the Default Event and in such event the Landlord shall re-enter upon and take possession of the relevant premises and subject to clause 7.2 this agreement shall cease.

7.2                              The determination of this agreement shall be without prejudice to any other rights or remedies of the Landlord against the Tenant for the breach non-observance or non-performance of any of their obligations under this agreement.

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8.                                     REPRESENTATIONS

The Tenant acknowledges that it has not relied on any representation by or on behalf of the Landlord in entering into this agreement apart from the Landlord’s solicitors’ written replies to the Tenant’s written enquiries before contract.

9.                                     ALIENATION

The Tenant is not permitted to assign charge or otherwise deal with the benefit of this agreement in whole or in part nor prior to the grant of the Leases make any disposition of the Premises.

10.                              NOTICES

10.1                       Any notice served under this agreement shall be validly served if:

10.1.1                           it is sent by facsimile transmission or by recorded delivery post or personally delivered to the registered office of the party being served or to such alternative address as it shall nominate in writing for that purpose; or

10.1.2                           it is served in accordance with Section 196 of the Law of Property Act 1925 (as amended by the Recorded Delivery Act 1962.

10.2                       Any notice or other communication given by or to any party in accordance with this agreement may be given by or to that party’s solicitors.

11.                              VALUE ADDED TAX

11.1                       All sums payable under this agreement by any party to any other shall be deemed to be exclusive of any applicable VAT.

11.2                       Where pursuant to the terms of this agreement any party makes a supply to any other and VAT is payable in respect of such supply the party receiving such supply shall pay to the party making the supply on delivery of a valid VAT invoice in respect thereof a sum equal to the amount of VAT so payable and shall make such payment:-

11.2.1                           at the same time as the payment to which such VAT relates; or

11.2.2                           if later on the date on which a valid VAT invoice in respect of the relevant amount addressed to the receiving party is issued to that party.

12.                              NON-MERGER

This agreement shall continue in full force and effect notwithstanding the grant of the Leases to the extent that any provisions are still to be observed and performed.

13.                              INTEREST

In the event that any sums payable by either party under this agreement are not paid on the due date the paying party shall in addition pay on demand to the receiving party interest on such sums at the rate of three per centum per annum above either the base rate of National Westminster Bank Plc or such other bank (being for the time being generally recognised as a clearing bank in the London market) as the receiving party may from time to time

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nominate from the date on which such sum fell due for payment to the date of actual payment (as well after as before any judgment obtained).

14.                              JURISDICTION

This agreement shall be governed by and construed in accordance with the law of England and the Tenant’s Guarantor submits to the exclusive jurisdiction of the English Courts and irrevocably agrees that any process may be served on it by leaving a copy of the relevant documents at its address for service in the United Kingdom and each party undertakes to notify the other in advance of any change from time to time of such address for service and to maintain an appropriate address at all times.

15.                              PROTECTING AGREEMENT AGAINST LANDLORD’S TITLE

The Tenant shall not be entitled to note this agreement against the Landlord’s registered title other than by a unilateral notice and shall not without the consent of the Landlord (such consent not to be unreasonably withheld or delayed) send this agreement or a copy of thereof to the Land Registry and if reasonably requested by the Landlord the Tenant shall submit a duly completed form EX1 (completed by the Landlord together with the appropriate fee provided by the Landlord and the accompanying document(s) edited by the Landlord) with its application.

16.                              TENANT’S LEVEL 20/LEVEL 21 PRE-EMPTION

16.1                       In the event that the Level 20 Tenant exercises its option to break the Level 20 Lease on 24th October 2008 or does not seek to renew the Level 20 Lease pursuant to its rights under Part II of the Landlord and Tenant Act 1954 or the Level 20 Lease is otherwise determined or obtained by the Landlord prior to 23 October 2011 the Landlord will serve notice upon the Tenant no later than 15 working days after the date upon which it obtains Vacant Possession of the Level 20 Premises such notice to state the terms upon which it is prepared to grant a new lease to the Tenant of such premises on open market terms for a term expiring on 2nd October 2016 (such lease to be in the form of the Level 24 Lease save for premises description, rent, term, rent commencement, Landlord’s contribution stated in rent review and (if such lease is for a term of less than 5 years) security of tenure) provided that this clause 16.1 shall not operate in the event that the Landlord agrees with the Level 20 Tenant to extend the Level 20 Lease or otherwise agrees to a surrender by and regrant to the Level 20 Tenant of the Level 20 Lease.

16.2                       In the event that the Level 21 Tenant exercises its option to break the Level 21 Lease on 24th October 2008 or does not seek to renew the Level 21 Lease pursuant to its rights under Part II of the Landlord and Tenant Act 1954 or the Level 21 Lease is otherwise determined or obtained by the Landlord prior to 23 October 2011 the Landlord will serve notice upon the Tenant no later than 15 working days after the date upon which it obtains Vacant Possession of the Level 21 Premises such notice to state the terms upon which it is prepared to grant a new lease to the Tenant of such premises on open market terms for a term expiring on 2nd October 2016 (such lease to be in the form of the Level 24 Lease save for premises description, rent, term, rent commencement, Landlord’s contribution stated in rent review and (if such lease is for a term of less than 5 years) security of tenure) provided that this clause 16.2 shall not operate in the event that the Landlord agrees with the Level 21 Tenant to extend the Level 21 Lease or otherwise agrees to a surrender by and regrant to the Level 21 Tenant of the Level 21 Lease.

16.3                       The Landlord and the Tenant shall (both acting reasonably and in good faith) within 15 working days following the date of service of the Landlord’s notice seek to agree the terms of the new lease of the Level 20 Premises or the Level 21 Premises (as applicable) and if such lease is not agreed and completed within such period the Tenant’s rights in this clause 16 shall cease to operate save where the delay is attributable to the Landlord’s default in which case the time period shall be extended by a period equal to such delay.

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17.                              SERVICE CHARGE – INTERIM SUMS

Prior to the grant of each of the Leases, the Landlord shall notify to the Tenant in writing of the amount of the Interim Sum (as such term is defined in the Leases) attributable to the Leases in question and this figure shall be inserted in manuscript or otherwise at paragraph 4 (D) of Schedule 5 of the Leases in question.

18.                              COLLATERAL WARRANTIES

18.1                       The Landlord shall use all reasonable endeavours to procure as soon as reasonably possible after the date of this agreement the grant of the Collateral Warranties in favour of the Tenant.

18.2                       The Landlord covenants that upon the Landlord receiving notice from the Tenant or otherwise becoming aware of any damage caused to the Premises or any part of it by any defect shrinkage or other fault in the Premises resulting from the Refurbishment Works the Landlord shall pursue in good faith with all due diligence in a reasonable and proper manner and as soon as reasonably practicable any claims and actions available to it in respect of any such defect shrinkage or other fault against the Building Contractor EXCEPT THAT the Landlord shall not be required to pursue claims and actions against such Building Contractor unless the Landlord reasonably considers that it is commercially viable and economic to pursue such claims and actions and in reaching its decision the Landlord shall obtain a written opinion from appropriately legally qualified Counsel (“Counsel”) in relation (inter alia) to the likelihood of any proposed claims and actions being successful PROVIDED THAT wherever the Landlord instructs Counsel the Landlord shall:

18.2.1                           supply the Tenant with copies of the proposed instructions to Counsel for the Tenant’s approval (such approval not to be unreasonably withheld or delayed) and take into account any comments made by the Tenant on those proposed instructions; and

18.2.2                           keep the Tenant informed as to the progress made with obtaining such opinion which shall include an obligation to provide the Tenant with copies of all correspondence or notes of any meetings or consultations with Counsel; and

18.2.3                           provide the Tenant with a copy of the written opinion

PROVIDED THAT (subject always to the limitation on enforceability referred to in this proviso below) the Landlord shall indemnify the Tenant against any loss damage cost claim demand expense liability or proceeding caused by or arising from any such defect shrinkage or other fault in the Premises resulting from the Refurbishment Works.  Provided always that the Tenant’s entitlement to pursue and enforce this indemnity against the Landlord shall be limited to such sums as the Landlord has been able to recover pursuant to this clause.

19.                              ACCESS AND INSPECTION

The Tenant and those duly authorised by it shall have the right (subject to all reasonable requirements specified by the Landlord in relation to such access) at all reasonable times and after reasonable notice to the Landlord to enter upon the Premises in order to view the Premises and develop its fit out plans prior to completion of the Leases.

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20.                              DEFECTS

The Landlord shall at no cost to the Tenant cause the Building Contractor to remedy as soon as reasonably practicable all defects shrinkages or other faults in the Refurbishment Works which are due to any negligence omission or default on the part of the Building Contractor which occur in the Premises (whether before or following the grant of the Leases) during the Defects Period Provided that where necessary the Tenant shall permit the Landlord and the Building Contractor and all persons authorised by them at all reasonable times and on giving reasonable prior written notice to enter the Premise in order to remedy such defects shrinkages and other faults and the Landlord shall procure that the person so entering shall comply with the Tenant’s reasonable directions and regulations and shall cause as little damage and disturbance as reasonably possible and shall make good to the reasonable satisfaction of the Tenant all damage caused thereby to the Premises.

21.                              SNAGGING ITEMS AND INSPECTION

21.1                       The Landlord shall at no cost to the Tenant remedy as soon as reasonably practicable all defects or other faults in the Refurbishment Works listed in the Snagging Items List.

21.2                       The Landlord shall procure that the Tenant is given not less than five working days written notice of the Architect’s intention to inspect the Snagging Works with a view to the Architect certifying that the Snagging Works are complete and any of the Tenant’s advisers (limited to a maximum of two persons) shall be entitled to inspect the Snagging Works together with the Architect and shall be entitled within three working days of the joint inspection to make reasonable written representations direct to the Landlord (and not to the Architect) and the Landlord shall refer any representations to the Architect and the Landlord shall procure that the Architect shall have proper regard to the representations but the Architect’s independent discretion shall not be fettered by such representations.

21.3                       The Landlord shall forthwith following the issue of the certificate confirming completion of the Snagging Works serve a copy of such certificate on the Tenant.

22.                              OPINION LETTERS

On the date hereof and on the Completion Date the Tenant’s Guarantor is to provide the Landlord the Landlord’s Guarantor and the Management Company with an opinion letter in the form annexed hereto from a reputable firm of lawyers in the jurisdiction in which the Tenant’s Guarantor is incorporated to confirm to the Landlord the Landlord’s Guarantor and the Management Company that the Tenant’s Guarantor:

22.1                       is properly incorporated and registered in that jurisdiction;

22.2                       has the power to enter into its obligations under the agreement and any other documentation entered into pursuant to this agreement;

22.3                       has validly executed this agreement and any other documents entered into on the date hereof and on the Completion Date;

22.4                       is not subject to any process of dissolution, insolvency proceedings or any other matter which may affect the legality, validity or enforceability of this agreement or the documents entered into on the Completion Date.

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23.                              LANDLORD’S GUARANTOR

In consideration of the Tenant having entered into this agreement at the Landlord’s Guarantor request the Landlord’s Guarantor as primary obligor guarantees and agrees with the Tenant that:

23.1                       the Landlord will perform its obligations in this agreement; and

23.2                       it will make good to and indemnify the Tenant against all losses damages costs and expenses caused by any default by the Landlord.

24.                              TENANT’S GUARANTOR

In consideration of the Landlord having entered into this agreement at the Tenant’s Guarantor’s request the Tenant’s Guarantor as primary obligor guarantees and agrees with the Landlord that:

24.1                       the Tenant will perform its obligations in this agreement; and

24.2                       it will make good to and indemnify the Landlord against all losses damages costs and expenses caused by any default by the Tenant; and

24.3                       no time or indulgence granted to the Tenant by the Landlord nor any variation of the terms of this agreement nor any other thing by virtue of which but for this provision the Tenant’s Guarantor would have been released will in any way release the obligations of the Tenant’s Guarantor hereunder to the Landlord under this clause; and

24.4                       it will execute the counterpart Leases as Tenant’s Guarantor for the Tenant when called upon to do so by the Landlord; and

24.5                       if at any time before the completion of the Leases any Default Event occurs in relation to the Tenant or where the Tenant comprises one or more persons occurs in relation to any one of those persons then the Landlord may at any time before completion of the Leases invoke the provisions of clause 24.6 by written notice served on the Tenant unless it has previously served notice pursuant to clause 6.1 in respect of that or any other event; and

24.6                       immediately on service of a notice pursuant to clause 24.5 but without prejudice to any pre-existing right of action of any party in respect of any breach by any other party of its obligations under this agreement the rights of the Tenant under this agreement shall cease and determine and this agreement shall have effect from the date of the notice as if the obligation to accept the Leases and the other obligations of the Tenant contained in this agreement were the primary obligations of the Tenant’s Guarantor and the Tenant’s Guarantor will when requisite execute and deliver counterparts of the Leases in lieu of the Tenant on the terms of this agreement and will take up the Leases on their grant.

25.                              CONTINUING EFFECT OF AGREEMENT

Anything contained in this agreement to which effect has not been given by the completion of the various documents referred to in this agreement shall remain in full force and effect.

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26.                              EXCLUSION OF THIRD PARTY RIGHTS

Each party confirms that no term of this agreement is enforceable under the Contracts (Rights of Third Parties) Act 1999 by a person who is not a party to this agreement.

27.

The covenants contained in clauses 3, 16, 17 and 18 of this agreement are personal to the parties to this agreement and shall not bind their successors in title.

AS WITNESS the hands of the parties the day and year first above written.

Signed by	)
Director/Authorised Signatory	)
authorised for and on behalf of	)
CRA INTERNATIONAL (UK) LIMITED	)	/s/ Frederick T. Baird
FREDERICK T. BAIRD
Head of Europe of the Middle East

Signed by	)
Director/Authorised Signatory	)
authorised for and on behalf of	)
CRA INTERNATIONAL, INC.	)	/s/ Wayne D Mackie
WAYNE D MACKIE
CHIEF FINANCIAL OFFICER

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26.                              EXCLUSION OF THIRD PARTY RIGHTS

Each party confirms that no term of this agreement is enforceable under the Contracts (Rights of Third Parties) Act 1999 by a person who is not a party to this agreement.

27.

The covenants contained in clauses 3, 16, 17 and 18 of this agreement are personal to the parties to this agreement and shall not bind their successors in title.

AS WITNESS the hands of the parties the day and year first above written.

Signed by DAVID ATKINS	)
Director/Authorised Signatory	)
authorised for and on behalf of	)
99 BISHOPSGATE (NO.1))
LIMITED	)	/s/ DAVID ATKINS

Signed by DAVID ATKINS	)
Director/Authorised Signatory	)
authorised for and on behalf of	)
99 BISHOPSGATE (NO.2))
LIMITED	)	/s/ DAVID ATKINS

Signed by JOHN RICHARDS	)
Director/Authorised Signatory	)
authorised for and on behalf of	)
HAMMERSON UK	)
PROPERTIES PLC	)	/s/ JOHN RICHARDS

Signed by DAVID ATKINS	)
Director/Authorised Signatory	)
authorised for and on behalf of	)
99 BISHOPSGATE	)
MANAGEMENT LIMITED	)	/s/ DAVID ATKINS

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HS Draft 5: 19.10.2006

………………………….. 2007

99 BISHOPSGATE (NO. 1) LIMITED

and

99 BISHOPSGATE (NO. 2) LIMITED

and

99 BISHOPSGATE MANAGEMENT LIMITED

and

HAMMERSON U.K. PROPERTIES PLC

and

CRA INTERNATIONAL (UK) LIMITED

and

CRA INTERNATIONAL, INC.

UNDERLEASE

of

24th Floor at 99 Bishopsgate London EC2

Herbert Smith LLP

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LAND REGISTRY PRESCRIBED CLAUSES

LR1. Date of lease	2007

LR2. Title number(s)	LR2.1 Landlord’s title number(s) NGL272172

LR2.2 Other title numbers None

LR3. Parties to this lease	Landlord 99 BISHOPSGATE (NO.1) LIMITED (Co. Regn. No. 4123195) and 99 BISHOPSGATE (NO.2) LIMITED (Co. Regn. No. 4122779 whose registered offices are at 10 Grosvenor Street London W1K 4BJ

Landlord’s Guarantor HAMMERSON U.K. PROPERTIES PLC whose registered offices are at 10 Grosvenor Street London W1K 4BJ (Co. Regn. No. 298351)

Tenant

CRA INTERNATIONAL (UK) LIMITEDwhose registered office is at St Helens 1 Undershaft London EC3A 8EE (Co. Regn. No. 04007726)

Guarantor

CRA INTERNATIONAL, INC.whose registered office is at John Hancock Tower, T-33, 200 Clarendon Street Boston MA 02116

Management Company

99 BISHOPSGATE MANAGEMENT LIMITED whose registered office is at 10 Grosvenor Street London W1K 4BJ (Co. Regn. No. 3071752)

LR4.Property

In the case of a conflict between this clause and the remainder of this lease then, for the purposes of registration, this clause shall prevail.

As defined as the Demised Premises in the Particulars to this lease.

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LR5. Prescribed statements etc.	None

LR6. Term for which the Property is leased	The term as specified in clause 1 of this lease and defined as “Term”.

LR7. Premium	None

LR8. Prohibitions or restrictions on disposing of this lease	This lease contains a provision that prohibits or restricts dispositions.

LR9. Rights of acquisition etc.	LR9.1 Tenant’s contractual rights to renew this lease, to acquire the reversion or another lease of the Property, or to acquire an interest in other land None

LR9.2 Tenant’s covenant to (or offer to) surrender this lease The covenant specified in clause 4.15 of this lease

LR9.3 Landlord’s contractual rights to acquire this lease The right specified in clause 4.15 of this lease

LR10. Restrictive covenants given in this lease by the Landlord in respect of land other than the Property	None

LR11. Easements

LR11.1 Easements granted by this lease for the benefit of the Property

The easements as specified in Schedule 2 to this lease

LR11.2 Easements granted or reserved by this lease over the Property for the benefit of other property

The easements as specified in Schedule 3 to this lease.

LR12. Estate rent charge burdening the property.	None

LR13. Application for standard form of restriction	None

LR14. Declaration of trust where there is more than one person comprising the Tenant

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LEASE PARTICULARS

1.	DATE		2007

THIS LEASE IS AND IS INTENDED TO BE DELIVERED ON THE DATE FIRST ABOVE WRITTEN

2.	PARTIES
(a)	LANDLORD	:	99 Bishopsgate (No. 1) Limited

99 Bishopsgate (No. 2) Limited

(b)	MANAGEMENT COMPANY	:	99 Bishopsgate Management Limited

(c)	LANDLORD’S GUARANTOR	:	Hammerson U.K. Properties plc

(d)	TENANT	:	CRA International (UK) Limited

(e)	TENANT’S GUARANTOR:	:	CRA International, Inc.

3.	DEMISED PREMISES	:	ALL THOSE premises on the 24th floor of the Building shown edged red on Plan 1

4.	BUILDING	:	99 Bishopsgate London EC2 shown edged red on Plan 2

5.	CONTRACTUAL TERM AND TERM COMMENCEMENT AND EXPIRY DATES	:	Commencing on the date hereof and expiring on 2 October 2016

6.	INITIAL RENT	:	Six Hundred and Five Thousand Eight Hundred and Fifty Pounds (£605,850) per annum exclusive of VAT subject to review in the manner set out in Schedule 4

7.	RENT COMMENCEMENT DATE	:	1 October 2008

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THIS UNDERLEASE made the          day of                                                         2007

BETWEEN:

(1)                                 99 BISHOPSGATE (NO. 1) LIMITED whose registered office is at 10 Grosvenor Street London W1K 4BJ (Co. Regn. No. 4123195) and 99 BISHOPSGATE (NO. 2) LIMITED whose registered office is at 10 Grosvenor Street London W1K 4BJ (Co. Regn. No. 4122779) (together the “Landlord”)

(2)                                 99 BISHOPSGATE MANAGEMENT LIMITED whose registered office is at 10 Grosvenor Street London W1K 4BJ (Co. Regn. No. 3071752) (the “Management Company”)

(3)                                 HAMMERSON U.K. PROPERTIES PLC whose registered office is at 10 Grosvenor Street London W1K 4BJ (Co. Regn. No. 298351) (the “Landlord’s Guarantor”)

(4)                                 CRA INTERNATIONAL (UK) LIMITED whose registered office is at St Helens 1 Undershaft London EC3A 8EE (Co. Regn. No. 04007726) (the “Tenant”)

(5)                                 CRA INTERNATIONAL, INC. whose registered office is at John Hancock Tower, T-33, 200 Clarendon Street, Boston MA 02116 whose address for service in the United Kingdom for the purposes of this lease is at St Helens 1 Undershaft London EC3A 8EE or such other address as advised in writing from time to time (“Tenant’s Guarantor”)

WITNESSES as follows:

1.                                     DEFINITIONS

In this lease the following expressions have the respective specified meanings (subject to any particular interpretation required by clause 2):

“Acts of Terrorism” means any act or omission of any person acting on behalf of or in connection with any organisation which carries out activities directed towards overthrowing or influencing by force or violence Her Majesty’s Government in the United Kingdom or any other government de jure or de facto or as shall otherwise fall within the definition of “terrorism” or “terrorist risk” normally used by insurance companies in the insurance market

“Building” means the land (of which the Premises form part) having a frontage to the west side of Bishopsgate and a return frontage to the south side of Wormwood Street and all buildings fixtures and other structures whatsoever (including Landlord’s Services Equipment) from time to time thereon and the appurtenances thereof which land (together with the building now erected thereon) is known as 99 Bishopsgate London EC2 and shown verged by a red line on Plan 2

“Common Parts” means all parts of the Building which are from time to time intended for the common use and enjoyment of the tenants and occupiers of the Building and persons claiming through or under them (whether or not other parties are also entitled to use and enjoy the same) and which are not let to any occupational tenant and are not designed for exclusive beneficial use and occupation (or designated for exclusive use and occupation by the Landlord) and including without prejudice to the generality of the foregoing the pedestrian ways circulation areas lobby entrance halls reception areas lifts including goods lifts lift shafts fire escapes landings staircases passages forecourts car park

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post rooms service areas landscaped areas plant rooms management suites and any other areas which are from time to time during the Term reasonably provided by the Landlord for common use by or benefit of the tenants and occupiers of the Building

“Development” has the meaning ascribed to that expression by Planning Law

“Electricity Cost” means the actual cost charged to the Landlord (without any mark up) of the provision of electricity to the Premises (but not the Common Parts) after the date hereof for consumption by the Tenant in accordance with the Landlord’s covenant contained at clause 5.4 being a fair and proper proportion as reasonably and properly determined by the Landlord of the total cost of the provision of electricity to the Building as a whole (including the provision of any security for the supply of electricity to the Building which may from time to time be required by the relevant undertaker responsible for the supply of electricity chosen by the Landlord) which proportion shall so far as practicable be calculated and established using readings taken in such manner and at such times as the Landlord shall from time to time reasonably and properly determine of the check meters relating to the Premises from time to time installed but otherwise shall be determined in such manner as the Landlord shall  in its reasonable discretion consider to be fair and reasonable in all the circumstances Provided that the Landlord shall provide to the Tenant on request all proper details (including relevant invoices) of amounts falling within the Electricity Cost and of the details of its calculations

“Enactment” means every Act of Parliament directive and regulation now or hereafter to be enacted or made and all subordinate legislation whatsoever deriving validity therefrom

“Head Lease” means the lease under which the Landlord holds the Premises dated 29th September 1975 made between The Prudential Assurance Company Limited (1) and Bishopsgate Developments Limited (2) as varied by the Licence for Alterations and Deed of Variation dated 24th March 2000 between (1) The Prudential Assurance Company Limited and (2) 99 Bishopsgate Limited and the Deed of Variation dated 14th April 2000 between (1) The Prudential Assurance Company Limited and (2) 99 Bishopsgate Limited and the Lease dated 14th April 2000 between (1) The Prudential Assurance Company Limited and (2) 99 Bishopsgate Limited and “Superior Landlord” means the person for the time being entitled to the reversion immediately expectant on the term granted by the Head Lease and every other person having an interest in reversion to that term

“Group Company” means a company which is either the holding company of the Tenant or a wholly owned subsidiary of the Tenant or the Tenant’s holding company (as both expressions are defined in Section 736 Companies Act 1985)

“Insurance Cost” means in respect of any period for which the same is required  to be calculated the aggregate of the amount which the Landlord shall have reasonably and properly expended:

(a)                                 in effecting and maintaining insurance against the occurrence of the Insured Risks in relation to the Building in such sum as in the Landlord’s reasonable opinion represents its then full current replacement cost (having taken advice from insurance experts and making such advice available to the Tenant when requested) with such allowance as the Landlord (having taken advice from insurance experts as aforesaid) from time to time reasonably and properly considers appropriate in respect of related liabilities and expenses (including without limitation liability to pay any fees or charges on the submission of an application for planning permission and costs which might be incurred in

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complying with any Enactment in carrying out any replacement work and sums in respect of architects’ engineers’ and quantity surveyors’ and other professional fees and incidental expenses incurred in relation to any works of debris removal and of replacement and all irrecoverable VAT) and

(b)                                in effecting and maintaining any insurance relating to  property owners’ liability and  employer’s liability of the Landlord in relation to the Building and anything done therein and

(c)                                 in professional fees reasonably and properly incurred relating to insurance including reasonable and proper fees for insurance valuations carried out at reasonable intervals (but not more often than once in any 12 month period) and all reasonable and proper fees and expenses payable to the Landlord’s advisers in connection with effecting and maintaining insurance policies and claims AND

(d)                                equivalent to the total of all standard and reasonable excess sums which the insurers are not liable to pay out on any insurance claim in respect of the Building and which the Landlord or the Management Company  have expended in replacing the damaged or destroyed parts of the Building

“Insurance Rent” means in respect of any period for which the same is required to be calculated the aggregate of:

(a)                                 a fair and reasonable proportion attributable to the Premises as reasonably  determined by the Landlord of the Insurance Cost for the relevant period

(b)                                the amount which the Landlord shall reasonably and properly expend in effecting and maintaining insurance against up to six years’ loss of the rents first  hereinafter reserved  having regard to potential increases of rent in accordance with schedule 4 which might reasonably be expected to accrue and with any addition to the amount insured as the Landlord may decide in respect of irrecoverable VAT

(c)                                 (without prejudice to all other provisions of this lease relating to the use of the Premises and the vitiation of any policy of insurance) any amount which the Landlord shall expend in paying all additional premiums and loadings on any policy or policies of insurance required to be paid as a result of anything done or omitted by the Tenant and

(d)                                any tax charged on any premium for any such insurance

“Insured Risks” means loss damage or destruction whether total or partial caused by Acts of Terrorism fire lightning explosion riot civil commotion strikes labour and political disturbances and malicious damage aircraft and aerial devices (other than hostile aircraft and devices) and articles dropped from them storm tempest flood bursting or overflowing of water tanks and pipes impact earthquake and accidental damage to underground water oil and gas pipes or electricity wires and cables subsidence ground slip and heave and such other risks or perils against the occurrence of which the Landlord or any Superior Landlord are obliged to insure or which the Landlord may from time to time reasonably  deem it desirable to insure subject to such exclusions and limitations as are from time to time imposed by the insurers in the market generally and subject also to the exclusion of such of the risks specifically hereinbefore mentioned as the Landlord may reasonably decide (after

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consultation with the Tenant) where insurance cover in respect of the risk in question is not for the time being available in the London insurance market on reasonable terms

“Interest Rate” means a yearly rate of three per cent (3%) above either the base rate of Barclays Bank plc or such other bank (being for the time being generally recognised as a clearing bank in the London market) as the Landlord may from time to time nominate or if the base rate cannot be ascertained then above such other rate as the Landlord may reasonably specify (and so that whenever there is reference in this lease to the payment of interest at the Interest Rate such interest shall be calculated on a daily basis)

“Landlord’s Services Equipment” means all the plant machinery and equipment (with associated Service Media) within or serving the Building from time to time (whether or not within the Premises or other premises let or intended to be let by the Landlord) comprising or used in connection with the following systems (to the extent specified in the following paragraphs of this definition):

(i)                                     the whole of the sprinkler system within the Building (including sprinkler heads)

(ii)                                  the whole of the fire detection and fire alarm systems

(iii)                               the whole of the permanent fire fighting systems (but excluding portable fire extinguishers or other fire equipment installed by the Tenant or other tenants of the Building)

(iv)                              the whole of the chilled water system

(v)                                 the whole of the building management system (including the building security system) installed by the Landlord

(vi)                              the central electrical supply system from the mains supply into the Building so far as (and including) the electrical riser busbars connecting to the distribution boards at each level in the Building which is let or intended to be let by the Landlord

(vii)                           the whole of the air handling system and the electricity supply and control systems for the same

(viii)                        the standby generators and associated cabling wiring and duct work but excluding in each case any “stand alone” or additional systems installed by the Tenant or any other tenant or occupier of the Building

“Lettable Unit” means any unit of accommodation forming part of the Building which is designed for separate occupation or any part of the Building designated for separate occupation by the Landlord

“Level 25 Lease” has the same meaning ascribed to it as in the agreement for lease dated [                        ] and made between the Landlord (1) the Management Company (2) the Landlord’s Guarantor (3) the Tenant (4) and the Tenant’s Guarantor (4);

“Level 26 Lease” has the same meaning ascribed to it as is the agreement for lease dated [                     ] and made between the Landlord (1) the Management Company (2) the Landlord’s Guarantor (3) the Tenant (4) and the Tenant’s Guarantor (5);

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“Minor Works” means:

(a)                                  the repositioning of light fittings within the suspended ceilings

(b)                                 the provision of power outlet boxes (including all necessary wiring and tile cutting)

(c)                                  the repositioning of power outlet boxes and cut tiles within the raised floor system

(d)                                 fixing of picture frames or decorative panels to the core walls

“Net Internal Area” has the meaning ascribed to that expression by the Code of Measuring Practice - Fifth Edition (RICS/ISVA) (or if there shall be no such edition or no such expression for the time being the nearest equivalent thereto)

“Normal Business Hours” means 7.30 a.m. to 7.30 p.m. on Mondays to Fridays inclusive (except bank and other public holidays) subject to adjustment at the discretion of the Landlord from time to time PROVIDED THAT at no time shall the Normal Business Hours be less than 8.30 a.m. to 6.30 p.m.

“Order” means the Regulatory Reform (Business Tenancies) (England and Wales) Order 2003;

“Outside Normal Business Hours Charge” means the whole of the proper cost to the Management Company of carrying out or providing any of the Services at the request of the Tenant outside Normal Business Hours (including without prejudice to the generality of the foregoing costs and expenses in the nature of those set out in Part II of Schedule 6) or in the event of any of the Services being carried out or provided outside Normal Business Hours to the Tenant and any other tenant or tenants of the Building a fair proportion thereof as reasonably and properly determined by the Management Company or a qualified surveyor (acting as an expert) appointed or employed by the Management Company Provided that the Management Company shall provide to the Tenant on request all proper details (including relevant invoices) of amounts falling within the Outside Normal Business Hours Charge and of details of its calculations by the Management Company or such surveyor

“Permitted Part” means any part or parts of the Premises reasonably capable of separate occupation

“Permitted Use” means use as offices for any purpose within Class B1(a) (but not for any other purpose within that Use Class) of the schedule to the Town and Country Planning (Use Classes) Order 1987

“Planning Law” means every Enactment for the time being in force relating to the use or development of land and buildings and every planning permission statutory consent and agreement made under any Enactment relating to the Building

“Plans” means the plan annexed hereto

“Premises” means the premises described in schedule 1 and all permitted additions alterations and improvements made to them

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LR	TITLE NUMBER NGL 272172	N
	GREATER LONDON CITY OF LONDON	

SEE SUPPLEMENTARY PLAN

FILED PLAN
H.M. LAND REGISTRY

This title plan shows the general position of the boundaries: it does not show the exact line of the boundaries. Measurements scaled from this plan may not match measurements between the same points on the ground. For more information see Land Registry Public Guide 7 - *Title Plans*.
This official copy shows the state of the title plan on **2 June 2006** at **07:24:45**. It may be subject to distortions in scale.
Under s.67 of the Land Registration Act 2002, this copy is admissible in evidence to the same extent as the original.
Issued on 2 June 2006.
© Crown copyright. Produced by HMLR. Further reproduction in whole or part is prohibited without the prior written permission of Ordnance Survey. Licence Number GD272728.
This title is dealt with by the **Harrow District Land Registry**.

“Public Authority” means any Secretary of State and any government department public local regulatory fire or any other authority or institution having functions which extend to the Premises or their use and occupation and any court of law and the companies or authorities responsible for the supply of water gas and electricity or any of them and any of their duly authorised officers

“Reinstatement Specification” means the specification annexed hereto or in the event that materials listed in the specification are not available from time to time or appropriate for use then reference to such materials will be substituted by reference to materials of not materially less quality which perform a similar function

“Review Date” means 24 June 2011

“Service Area” means the areas at basement and sub-basement level of the Building comprising a loading area, an area for refuse compactors, areas for the delivery and pick up of goods and packages, the corridors giving access to the goods lift the post room and access thereto from the public highway

“Services” means the services and other matters specified in clause 6 and Part I of schedule 6

“Service Media” means those parts of the Building comprising gas water drainage electricity telephone telex signal and telecommunications heating cooling ventilation air conditioning fire alarm and other pipes drains sewers mains cables wires supply lines ducts conduits flues and all other common conducting media plant appliances and apparatus for the provision supply control and monitoring of services to or from the Building and other common equipment in each case used or provided for the benefit of tenants of the Building in common

“Term” means a term of years commencing on the date of this lease and expiring on 2 October 2016 and includes any period of holding over or extension whether by any Enactment or common law

“Uninsured Risks” means an Act of Terrorism which is not an Insured Risk at the date of the destruction or damage

“VAT” means Value Added Tax as referred to in the Value Added Tax Act 1994 (or any tax of a similar nature which may be substituted for or levied in addition to it)

“working day” means any day on which clearing banks in the City of London are (or would be but for a strike lock-out or other stoppage affecting particular banks or banks generally) open for business (except Saturdays and Sundays)

2.                                     INTERPRETATION

2.1                                Words importing the singular include the plural and vice versa and words importing one gender include both other genders

2.2                                The expressions “Landlord” “Landlord’s Guarantor” “Tenant” “Management Company” and “Tenant’s Guarantor” wherever the context so admits include their respective successors in title and assigns and where a party comprises more than one person covenants and obligations of that party take effect as joint and several covenants and obligations

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2.3                                A covenant by the Landlord Tenant or Management Company not to do (or omit) any act or thing also operates as a covenant not to permit or suffer it to be done (or omitted) and to prevent (or as the case may be to require) it being done by the Tenant any undertenant or any person at the Building with the authority (express or implied) of the Tenant

2.4                                References in this lease to:

2.4.1                                 any clause sub-clause schedule or paragraph is a reference to the relevant clause sub-clause schedule or paragraph of this lease and clause and schedule headings shall not affect the construction of this lease

2.4.2                                 any right of (or covenant to permit) the Landlord to enter the Premises shall also be construed (always in accordance with the proviso to clause 4.9) as entitling the Landlord to remain on the Premises with or without equipment but only for as short a period as is reasonably necessary in all the circumstances and permitting such right to be exercised by all persons authorised by the Landlord

2.4.3                                 any consent licence or approval of the Landlord or words to similar effect mean a consent licence or other approval in writing signed by or on behalf of the Landlord and given before the act requiring consent licence or approval

2.4.4                                 the Premises (except in clause 4.15) shall be construed as extending where the context permits to any part of the Premises

2.4.5                                 a specific Enactment includes every statutory modification consolidation and re-enactment and statutory extension of it for the time being in force save in relation to specific references to the Town and Country Planning (Use Classes) Order 1987 herein

2.4.6                                 the last year of the Term includes the final year of the Term if it shall determine otherwise than by effluxion of time and references to the expiry of the Term include such other determination

2.4.7

(A)                             Where the context permits rents or other sums being due from the Tenant to the Landlord or the Management Company mean that they are exclusive of any VAT properly chargeable thereon and the Landlord shall not be obliged to supply any VAT invoice until payment of VAT is received by it

(B)                               Whenever the consent licence or approval of the Landlord is required under this lease the relevant provision shall be construed as also requiring (and any consent licence or approval given by the Landlord shall be deemed subject to the need for) the consent licence or approval of the Superior Landlord (for which the Landlord shall apply expeditiously at the Tenant’s cost) but only where the same is required under the Head Lease except that nothing in this lease or in any consent licence or approval by the Landlord shall imply that the Superior Landlord’s consent licence or approval will not be unreasonably withheld or delayed

(C)                               References to any right of (or covenant to permit) the Landlord to enter the Premises shall extend to the Superior Landlord (but only where the

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99 BISHOPSGATE REINSTATEMENT SPECIFICATION

24TH FLOOR

1.0                               SUSPENDED CEILINGS

High quality polyester powder coated perforated metal ceiling planks with 150mm wide trim strip at 3000mm centres, with a 40mm intermediate trim at 1500mm.

All planks lift out.  The light fittings and diffusers are accommodated within matching plain tiles.

Tile perforation:  Micro-perforation with 10mm plain borders.

Finish:  RAL 9010 white, 20% gloss at 60 degrees.

Acoustic packing:  An insulation material with a density of not less than 80 kg/m2 faced with a black glass fibre sheet fully encapsulated, foil backed in a sealed and non - combustible envelope, with a 1mm zinc sheet backing.

2.0                               RAISED MODULAR FLOOR

A fully accessible, medium grade, raised modular floor system with an average overall depth of 125mm.  The under floor space is cleaned, clear of all tenant’s wiring and sealed.

Panel type:  Fully encapsulated, with a particulate core with consistent exterior appearance.  Panel is supported by fully adjustable pedestals adhered and fixed to the sub-floor.

Size:  600mm x 600mm.

Loading:  The floor system complies with the following working strengths :-

Concentrated load:  Not less than 4.5 kN over 300mm2 and not less than 3.0 kN over 25mm.

Uniformly distributed load:  Not less than 8.0 kN/m2.

General:  The floor system complies with all aspects of the PSA Performance Specification for Raised Floors (MOB PF2 / PS)

3.0                               BLINDS

High quality metal venetian blinds having 25mm un-perforated slats, colour white RAL 9010, and weighted cord controls.

The blinds are purpose made to fit the height and width of the window and are capable of being full retracted.  The blind head mechanism is securely fixed, but easily removable for maintenance purposes.

4.0                               CARPETS

Carpet tiles from an 80/20 standard range of carpet laid fully adhered to the raised floor system.

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5.0                               DECORATIONS

5.1                                 Office

•                         Walls:  Emulsion paint, white matt emulsion.

•                         Columns:  Emulsion paint, white matt emulsion.

•                         Skirtings:  Grey painted softwood.

•                         Office:  Core doors, clear lacquer finish.

6.0                               DOORS AND JOINERY

6.1                                 Veneer finish with hardwood lippings – light oak.

7.0                               SERVICES

7.1                                 The systems include; ventilation, heating and cooling by means of high level fan coil units and controls, lighting and emergency lighting, small power and fire alarm.

7.2                                 Design Criteria

External Conditions

Summer Design	29[o]C db, 20[o]C wb
Winter Design	-4[o]C db, 100% relative humidity

Internal conditions
Summer	22[o]C + 1[o]C
Winter	20[o]C minimum
Humidity Control	50% + 10%

Building cooling loads
Lighting	18 W/m2 to occupied space
Small Power	35 W/m2

Occupancy
1 person/ 10m² NLA

Ventilation/Outdoor air supply
1.2 litre/second/m² NLA	(12 litres/second/person)

Internal noise levels for building services
Open Floors	NR38

Electrical Distribution
Lighting	18 W/m2
Small Power	35 W/m²

Lighting
Lighting to office areas is provided by low brightness recessed luminaires with CIBSE LG3 guidelines to create a “good visual environment”.

Lighting levels are 500 lux at desk top level.

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Emergency Lighting

Self contained emergency luminaires are installed in areas of escape in tenants’ accommodation.

Fire Alarm

The fire alarm and detection system is of the analogue addressable type to category L2 providing coverage to the building for protection of life.

The system, incorporating a voice alarm, enables the speakers to be used for other security and public address announcements.

The systems provide phased evacuation and interfaces with mechanical plant, security and lighting management systems.

7.3                                 Systems Description

Ventilation Systems

The office floors are serviced by a four-pipe fan coil unit air conditioning system located within the suspended ceiling void. The units are as manufactured by Colman Moducel model 235 or equal. The forged brass 4 port control valves are manufactured by Satchwell type FEU. Conditioned air from the fan coil units is distributed via sheet metal ductwork to plenum boxes as manufactured by Colman Moducel series CB or equal.

Each fan coil unit will be served by a dedicated return air diffuser mounted temperature sensor.

Supply & Extract Diffusers

The plenum box terminates with a linear diffuser to provide uniform air distribution. The diffusers are manufactured by Colman Moducel CB series or equal, one and two-way directional blow.

Air is extracted from the space via extract diffusers as manufactured by Colman Moducel CB series or equal, two-way directional blow. These diffusers do not require a fitted plenum box.

Volume Control Dampers

Motorised isolation dampers are installed in the supply and extract ductwork main branches to achieve quadrant control, via the BMS to the floor. These isolation dampers are manufactured by Siebe  Ltd modelMF/6233 or equal and approved.

Volume control dampers are installed to all the sub branches to regulate their air volume. The dampers are manufactured by Advanced Air or equal, are stainless steel, aerofoil multi-blade dampers.

Fire Dampers

Where fire dampers are installed they are of the fusible link type manufactured by Volume Control Devices or equal and approved. The dampers comprise of interlocking stainless steel aerofoil blades, stainless steel bearings and peripheral gasket, totally enclosed drive mechanism and double skin galvanised 18 gauge spigot casing.

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Sprinklers

A sprinkler system is installed throughout to comply with the requirements of BS 5306 Part 2 1990 and the recommendations of the Loss Prevention Council. The sprinkler heads as installed are flush mounted as manufactured by Reliable Ltd or equal.

Valves

Commissioning Valves and Isolating Valves are installed to the return and flow respectively, of the landlord’s and tenants’ secondary CHW installation to the floor. The valves are as manufactured by Tour and Anderson Ltd or equal and approved.

Commissioning valves are typically as follows:

Up to 50mm diameter TA Fig MD41. A metal bronze commissioning set comprising of MD20 double regulating valve and MDFO on a fixed plate.

Isolation valves are typically as follows:

Up to 50mm diameter TA Fig 64. A metal gate valve 65mm and above. TA Fig 35 lever operated butterfly valve.

Perimeter Heating

Perimeter heating is provided to offset heat losses to the glazing. The finned heating element is manufactured by HCP Ltd or equal and approved, installed in an Architectural perimeter rail provided by Permasteelisa, the cladding manufacturers.

Light Fittings

Type S -  ETAP 2x28W T5 300x1200mm module recessed fluorescent luminaire with high frequency control gear and Meso-optic diffuser.

Type SE - As A type except with 3hr integral battery for emergency use.

Type  T – Torus 35FX range recessed 25W ceramic metal halide narrow beam projector with remote high frequency ballast.

Type W – Optix size 4 range recessed 2x18W (4000k) compact fluorescent wash-light with asymmetric kick deflector. Supplied with high frequency control ballast.

Type U – Bola SBI range recessed 35W ceramic metal halide wall-washer with set 30° tilt and inbuilt 2 part reflector. Supplied with remote electronic ballast and 35W HIT G12 – 4000k lamps and white bezel.

Lighting Management System

Lighting Management System which provides independent control and monitoring of every luminaire by Delmatic  type ZMC, comprising ZMC floor controllers and ZMC 8 way output control module or equal.

Small Power

Modular wiring system comprising master distribution boxes, wiring and tee-off components for connection to the high level fan coil units and lighting control modules.

Master distribution box – 12 No. 20A output ports

Accessories

Wandsworth series 2 range with satin stainless steel finish or equal.

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Fire Alarm and Detection System

An intelligent analogue programmable addressable system by ADT type IRC-3 incorporation voice and public address comprising: -

Smoke detectors – Signature Series 4D

Break glass call point – SIGA – KR1/SR/6S

Speakers – QFIT/SPECIAL/TF

Or equal.

Lighting

Lighting to office space by low brightness recessed fluorescent luminaries provided with CIBSE LG3 guidelines to create a ‘good visual environment’.

Lighting control to the office space complies with the new Part L of the Building Regulations, namely the Requirement L2(g) for providing lighting systems which are energy efficient.

“S” and “SE” type luminaires as specified below to all locations as indicated on the basebuild drawings.  Specification as:

S -  2x28W T5 recessed fluorescent luminaire with high frequency control gear.  As ETAP fitting previously described or equal and approved.

SE – As S type except with 3hr integral battery for emergency use.

Lighting to the office space is supplemented by feature lighting to the perimeter and interior core by the means of downlights and wall-washers described previously and shown on the base build drawings.

30 No. lighting control devices per floor. These devices are the combined photocell/ presence detector/ infra red receiver type compatible with the Delmatic lighting control system.

Emergency Lighting

Emergency lighting in all the office areas using general service luminaries with integral battery and chargers and self-contained emergency luminaires. Automated testing is through the lighting control system.

Power Systems

Final wiring from lighting control boxes to luminaries.  This cabling is of pre-wired lengths with plug type connectors to suit the Delmatic system.

Wiring from fused connection units to fan coil units as flexible connections, LSF type cabling.

Earthing & Bonding

The main earthing system is extended to the ceiling grid and earthing of new electrical installation.

The refurbished Earthing and bonding system complies with the relevant British Standard and the requirements of BS 7671.

Fire Detection and Alarm

Fire alarm devices include smoke detectors, voice alarm speakers and manual call points to integrate with the existing ADT Type IRC-3 system.

Electrical Accessories

Face plates for all electrical accessories including socket outlets, fused connection units and lighting switch plates.  These are Wandsworth series 2 range with satin stainless steel finish or equal.

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Floor Boxes

3 compartment box with interchangeable plates, minimum layout 1 box to 10 sq m.

Security System

A distributed intelligence structured wide area access control system by ADT type Janus comprising:-

Magnalocks – DRYAD DS7001

Proximity Readers – IDE/004/REA

Passcards – IDE/001/PC

Passive Infraced Detectors 3600 – P55048

CCTV Camera – CD/6252

Door Controller - IDC

8.0                               SUNDRIES

8.1                                 The installation of statutory fire escape signs to BS 5499 and fire action notices, complete with frames, clips and hanging wires.

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Head Lease so provides) and to all persons authorised by it and shall be construed in the manner required by clause 2.4.2 but in relation to the Superior Landlord and those with its authority and the Landlord shall use its reasonable endeavours to ensure that any such rights of entry under the Head Lease are exercised in accordance with the proviso to clause 4.9

(D)                              The rights excepted and reserved in schedule 3 are also excepted and reserved for the benefit of the Superior Landlord

3.                                     DEMISE AND RENTS

The Landlord DEMISES unto the Tenant ALL THAT the Premises TOGETHER WITH the easements and rights specified in schedule 2 exercisable in common with the Landlord and all others with its authority or otherwise from time to time entitled thereto EXCEPT and RESERVED unto the Landlord and all other persons authorised by it from time to time during the Term (including the Management Company in relation to the provision of the Services) the easements and rights specified in schedule 3

TO HOLD the Premises unto the Tenant (together with and except and reserved as aforesaid) for the Term SUBJECT to all rights easements covenants stipulations and other matters affecting the same and SUBJECT to the provisions of the deeds and documents mentioned in schedule 7

YIELDING AND PAYING therefor:

FIRST yearly and proportionately for any part of a year:

(A)                             from and including the date hereof to and including the day before the Rent Commencement Date a peppercorn (if demanded), and

(B)                               from and including the Rent Commencement Date to and including the day on which the Review Rent is agreed or determined in accordance with schedule 4 (and subject always to the provisions of schedule 4) the Initial Rent payable by equal quarterly payments to be made in advance on the usual quarter days in every year the first such payment (or a due proportion thereof) to be made on the date hereof

SECONDLY as additional rent from time to time the Insurance Rent payable within 14 days of demand

THIRDLY as additional rent on demand (in addition and without prejudice to the Landlord’s right of re-entry and any other right) interest at the Interest Rate on any sum owed by the Tenant to the Landlord (or the Management Company as appropriate) whether as rent or otherwise which is not:

(a)                                 received by the Landlord (or the Management Company as appropriate) on the due date (or in the case of money due only on demand within fourteen days after the date of demand) calculated for the period commencing on the due date for payment and ending on the date the sum and the interest is received  by the Landlord

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(b)                                demanded (or if tendered is for the time being refused) by the Landlord acting reasonably and properly (in the light of not wishing to waive its right to forfeit) in circumstances where the Tenant has materially breached its obligations under clauses 4.6, 4.12, 4.13 or 4.15 of this lease (but not otherwise) calculated for the period commencing on the due date for payment and ending on the date the sum (and the interest) is subsequently received by the Landlord

PROVIDED THAT the Landlord shall not be able to charge interest twice on the same sum if the express provision therefor is made elsewhere in this lease

FOURTHLY as additional rent all VAT for which the Landlord is or may become liable to account to H.M. Revenue & Customs (or other relevant body to whom account has for the time being to be made) for which the Landlord is unable to obtain credit or repayment as input tax on the supply by the Landlord to the Tenant under or in connection with the provisions of this lease or the interest created by it and of any other supplies whether of goods or services by the Landlord such rent fourthly reserved to be due for payment contemporaneously with the other rents or sums to which it relates

AND FIFTHLY a rent equal to the Electricity Cost such rent to be payable within 14 days of demand (either monthly or quarterly) as the Landlord shall properly determine

4.                                     TENANT’S COVENANTS

The Tenant covenants with the Landlord (and in respect of sub-clause 4.30 also with the Management Company) throughout the Term:

4.1                                Rent

To pay the rents reserved by this lease on the days and in the manner set out in clause 3 without deduction or set off

4.2                                VAT

Wherever the Tenant is required to pay any amount to the Landlord  hereunder by way of reimbursement or indemnity to pay to the Landlord  (as applicable) in addition  an amount equivalent to any VAT incurred by the Landlord save to the extent that the Landlord  obtains credit for or repayment of such VAT incurred by the Landlord  pursuant to sections 24 25 and 26 Value Added Tax Act 1994 or any regulations made thereunder or otherwise

4.3                                Outgoings

To pay all rates taxes charges and other outgoings whatsoever now or hereafter assessed charged or imposed upon the Premises or upon their owner or occupier by a competent authority (and a fair proper proportion reasonably determined by the Landlord attributable to the Premises of any rates taxes charges and other outgoings now or hereafter assessed charged or imposed upon the Premises in common with other premises or upon the owners or occupiers thereof) and (to the extent the Tenant does not pay it directly to the relevant supplier) the total cost (including meter rents) of all water (including chilled water) electricity and gas separately metered and/or exclusively supplied to the Premises during the Term  in all cases to the extent that they do not form part of and/or are not recoverable under the Service Charge or as an Electricity Cost excluding (without prejudice to the rent fourthly reserved and clause 4.2) any tax payable by the Landlord as a result of any actual

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or implied dealing with the reversion of this lease or of the Landlord’s receipt of any sums payable by the Tenant hereunder

4.4                                Compliance with Enactments

To comply with the requirements of all Enactments and of every Public Authority (including the due and proper execution of any works) in respect of the Premises their use occupation employment of personnel in them and any work being carried out to them (whether the requirements are imposed upon the owner lessee or occupier) and not to do or omit anything on the Premises by which the Landlord may become liable to make any payment or do anything under any Enactment or requirement of a Public Authority

4.5                                Notices

As soon as possible to give to the Landlord notice of (and a  copy of) any notice permission direction requisition order or proposal made by any Public Authority and without delay to comply in all respects at the Tenant’s cost with the provisions thereof save that the Tenant shall if so required by and at the cost of the Landlord make or join in making such objections or representations in respect of any of them as the Landlord may reasonably require

4.6                                Repair

To keep the Premises in good and substantial repair and condition (damage by any of the Insured Risks or an Act of Terrorism (if not an Insured Risk) excepted to the extent that the insurance money shall not have been rendered irrecoverable or insufficient because of some act or default of the Tenant or of any person deriving title under or through it or their respective servants or agents or invitees) and to replace whenever necessary during the Term and on expiry of the Term the Landlord’s fixtures and fittings (including any fitted carpets) in the Premises (but for the avoidance of doubt excluding the Landlord’s Services Equipment) which may have become beyond repair with items of a similar type and quality to be approved by the Landlord (such approval not to be unreasonably withheld or delayed)

4.7                                Decoration and general condition and servicing

4.7.1                                 To keep the Premises maintained to a high standard of  decorative order and finish and properly cleansed and tidy and (without prejudice to the foregoing) as often as the same shall be necessary (and not less frequently than once in every fifth year of the Term) and also in the last year of the Term to clean paint polish or otherwise treat as the case may be all inside surfaces of wood and metal work of the Premises usually or requiring to be painted polished or otherwise treated with two coats at least of high quality paint or polish vinyl wall coverings (where applicable) or other appropriate materials in a good and workmanlike manner (and during the last year of the Term in a colour scheme and with materials first approved by the Landlord such approval not to be unreasonably withheld or delayed) PROVIDED ALWAYS THAT the Tenant shall not be obliged to carry out any such decorative treatment if the need for it is caused by damage by any of the Insured Risks to the extent that the insurance money shall not have been rendered irrecoverable or insufficient because of some act or default of the Tenant or of any person deriving title under or through it or their respective servants agents or invitees

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4.7.2                                 To clean the inside of all external window glazing in the Premises as often as is reasonably necessary

4.7.3                                 To enter into and maintain contracts for the regular inspection maintenance and servicing of all fixed plant and equipment comprised in the Premises which will  impact on the Landlord’s Services Equipment  by reputable contractors approved by the Landlord (such approval not to be unreasonably withheld) and to obtain satisfactory test certificates as may be reasonably required by the insurers and whenever reasonably required by the insurers in writing (but not more than once in any calendar year) to produce copies of such contracts and certificates

4.8                                Refuse

Not to deposit any refuse on any of the Common Parts except in areas designated for such purpose from time to time by the Landlord (provided that the Landlord designates sufficient refuse areas within the Common Parts having appropriate regard to the interests of good estate management) and to comply with all proper requirements of any Public Authority and any reasonable regulations made by the Landlord pursuant to clause 4.27 in relation to control over and disposal of rubbish

4.9                                To permit entry

To permit the Landlord (and persons authorised by the Landlord) at reasonable times on reasonable prior written notice (except in an emergency) to enter the Premises in order to:

4.9.1                                 examine their state of repair

4.9.2                                 ascertain that the covenants and conditions of this lease have been observed

4.9.3                                 take any measurement or valuation of the Premises

4.9.4                                 rebuild renew cleanse alter test maintain repair inspect and make connections to any part of the Building including the Service Media where such works cannot otherwise be carried out without such entry

4.9.5                                 during the last six months of the Term (or at any time in the case of a disposal of the Landlord’s interest) to show the Premises to prospective purchasers or tenants and their agents

4.9.6                                 exercise the rights described in schedule 3

PROVIDED ALWAYS THAT the Landlord shall not exercise any right to enter to carry out work on the Premises for the purposes described in clause 4 so as to interfere to a substantial extent or for a substantial time with the use of the Premises for the purpose of the business carried on by the Tenant the Landlord taking all reasonable steps to minimise inconvenience and as expeditiously as reasonably possible making good all and any damage caused by reason of such entry to the Premises to the reasonable satisfaction of the Tenant and wherever practicable in relation to any works in accordance with a programme of works approved by the Tenant (such approval not to be unreasonably withheld or delayed having due regard to the Landlord’s interest in the Building) and in compliance at all times with the Tenant’s reasonable regulations as to security and indemnifying the Tenant against all losses, costs, expenses or damage reasonably incurred arising as a result thereof

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4.10                           Compliance with notices relating to repair or condition

4.10.1                           To comply with any written notice requiring the Tenant to remedy any breach of its covenants relating to repair and condition

4.10.2                           If the Tenant shall not within a reasonable time commence and thereafter complete compliance  with any such notice to permit the Landlord and any authorised person to enter the Premises to remedy the breach as the Tenant’s agent and at the Tenant’s cost

4.10.3                           To pay to the Landlord on demand the actual costs and expenses reasonably and properly incurred by the Landlord under the provisions of this sub-clause

4.11                          Encroachments

4.11.1                           Not knowingly to obstruct any rights of light and other easements belonging to the Premises and not to give any acknowledgment that they are enjoyed by consent

4.11.2                           Not knowingly to do or omit anything which might subject the Premises to the creation of any new easement which would adversely affect the Landlord’s interest in the Premises and to give notice to the Landlord of any encroachment which might have that effect as soon as reasonably practicable following the same coming to the attention of the Tenant or when the Tenant ought reasonably to have become aware of the same

4.12                          Alterations and reinstatement

4.12.1                           Not to carry out any Development of or on the Premises nor (without prejudice to the exclusion of structural parts from the demise of the Premises) any works affecting any structural parts of the Building nor any work affecting the external appearance of the Premises or the Building and not knowingly to commit any waste PROVIDED THAT the Tenant shall with the Landlord’s prior approval (such approval not to be unreasonably withheld or delayed) be permitted to:

(A)                             affix items to the structure in a manner which does not affect the structural integrity of the Building

(B)                               install kitchenette facilities (not requiring external extraction ducting)

(C)                               install a disabled toilet

(D)                              install air conditioning to service a computer room

(E)                                install showers

(F)                                install fan coil units

(G)                               for so long as the Tenant occupies other parts of the Building contiguous to the Premises pursuant to other leases works to link the Premises with the floors of such contiguous parts of the Building with internal staircases and other media

4.12.2                           Subject to Schedule 2 and without prejudice to any other rights of the Landlord in respect of areas not included in the Premises not to install or erect any exterior

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lighting shade or awning or place any structure or other thing outside the Premises without Landlord’s consent

4.12.3                           Without prejudice to paragraphs 4.12.1 and 4.12.2 of this sub-clause and subject to the provisos to this paragraph 4.12.3 not to make any other alteration or addition to the Premises (including all electrical and other plant and equipment and the installation and removal of demountable partitioning) except:

(A)                             in accordance with plans and specifications (adequately describing the work in question and the manner in which the work will be carried out) previously submitted at the Tenant’s expense in triplicate to and approved by the Landlord (such approval not to be unreasonably withheld or delayed)

(B)                               in a manner which shall not materially adversely affect the Landlord’s Services Equipment any Service Media or the provision of any of the Services

(C)                               in accordance with any relevant terms conditions and regulations of any Public Authority (and in particular in relation to any electrical installation in accordance with the terms and conditions laid down by the Institution of Electrical Engineers and the Regulations of the Electricity Supply Authority) and the requirements of the insurance company with whom the Premises are for the time being insured and

(D)                              in a good and workmanlike manner

PROVIDED ALWAYS THAT:

(I)                                   if required no such alterations or additions shall be carried out until the Landlord has issued its consent (not to be unreasonably withheld or delayed) in writing to which the Tenant shall if required join as a party in a form reasonably acceptable to the Landlord

(II)                               any approved alteration or addition directly affecting the Service Media or the provision of any of the Services shall if the Landlord reasonably requires be carried out by the Landlord as agent for the Tenant (the Landlord having first provided the Tenant with at least two written estimates in respect of such works and giving the Tenant an opportunity to select which estimate the Landlord should proceed with) and all reasonable and proper costs expended by the Landlord in so doing shall be repayable by the Tenant on written demand

(III)                           once any such alterations or additions have been carried out the Tenant shall supply to the Landlord within 90 days of practical completion of such alterations or additions five copies of as-built plans (or if appropriate a computer aided design disk) if different from plans already provided pursuant to 4.12(A) showing the works as carried out and such other appropriate information reasonably required by the Landlord to enable the Landlord and the Tenant to complete a Licence for Alterations and to manage the Building effectively in the interests of good estate management and if the Tenant does not so provide as-built plans, computer disks and other appropriate information within the 90-day

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period aforesaid the Landlord may instruct its own consultants to prepare such information (the Tenant hereby agreeing to allow the Landlord and its consultants access to the Premises for such purposes) and the Tenant will within 7 days of demand reimburse to the Landlord its reasonable and proper costs in connection therewith

(IV)                           notwithstanding the provisos (I) to (III) above, the Tenant may erect and remove demountable partitioning and other works of a minor (non-structural) nature (including the Minor Works) not having a material adverse effect on the Service Media, the Landlord’s Services Equipment or provision of the Services without the Landlord’s consent subject to the Tenant giving written notice to the Landlord (together with plans in triplicate detailing such works) following such works

4.12.4                           At the expiry of the Term if and to the extent required by the Landlord to remove all alterations and additions made to the Premises by the Tenant and make good the Premises in accordance with the Reinstatement Specification in a proper and workmanlike manner PROVIDED THAT this paragraph 4.12.4 shall not apply in a case where the Landlord serves a Counter-Notice pursuant to sub-clause 4.15.2.

4.13                          Use

Not to use the Premises:

4.13.1                           for any purpose (and not to do anything in or to the Premises) which may be or become or cause a nuisance  obstruction or damage to any person or property

4.13.2                           for a sale by auction or for any public meeting or for any dangerous noxious noisy illegal offensive or immoral trade business or activity or for residential purposes and not to use the Common Parts for the transaction of any business or

4.13.3                           (without prejudice to the preceding paragraphs of this sub-clause) except for the Permitted Use

4.14                          Signs

4.14.1                           Subject to any provision herein to the contrary not to erect any aerial satellite dish sign signboard pole antenna wire or other apparatus on the outside of the Building

4.14.2                           Not to affix or exhibit so as to be visible from outside the Premises any placard sign notice fascia board or advertisement except the approved signs referred to in paragraph 3 of schedule 2

4.15                          Alienation

4.15.1                           If the Tenant at any time proposes to assign or underlet the whole of the Premises the Tenant shall first by an irrevocable unconditional written notice (“the Tenant’s Notice”) served upon the Landlord offer to surrender or assign this lease to the Landlord upon such financial terms and conditions as the Tenant may desire

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4.15.2                           During the period of fifteen working days following service of the Tenant’s Notice the Landlord may serve on the Tenant a notice in relation to the surrender created by this clause 4.15 in a form complying with the requirements of Schedule 3 to the Order (a “Warning Notice”).

4.15.3                           If the Landlord shall serve a Warning Notice the Tenant shall make a duly executed declaration or statutory declaration in a form complying with the requirements of Schedule 4 of the Order (a “Declaration”) as soon as reasonably practicable and the offer contained in the Tenant’s Notice shall remain irrevocable and open for acceptance by the Landlord until the service on the Tenant of the Counter-Notice pursuant to clause 4.15.4.

4.15.4                           Within fifteen working days of receipt of the Tenant’s Notice or, if later, the date of receipt of the Declaration from the Tenant (in respect of which time shall be of the essence) the Landlord may issue a counter-notice (“the Counter-Notice”) upon the Tenant stating the Landlord wishes to accept such surrender or assignment on the terms specified in the Tenant’s Notice

4.15.5                           If the Landlord serves a Counter-Notice on the Tenant then the Tenant shall surrender or assign (at the Landlord’s option) this lease to the Landlord and the Landlord shall accept an obligation to take a surrender or assignment of this lease (as the case may be) upon the terms specified in the Tenant’s Notice within 15 working days of receipt of the Counter-Notice by the Tenant either with vacant possession or subject only to a permitted underletting and the Tenant’s liability hereunder shall cease in respect of any matters arising following the date of such assignment or surrender and the Tenant shall be released from all its obligations hereunder but without prejudice to any antecedent breaches of covenant save in respect of reinstatement in relation to which the Tenant shall be required to leave the Premises in a clean and tidy condition (with all furniture removed) but not reinstated to the Reinstatement Specification.  Upon completion of such surrender or assignment (as the case may be) the Landlord shall (by deed) execute a formal release of the Tenant’s obligations hereunder in such form as the Tenant shall reasonably require

4.15.6

(A)                             If the Landlord does not take a surrender or assignment of this lease within the period specified in sub-clause 4.15.4 above for whatever reason then the Tenant’s obligation to surrender or assign to the Landlord under sub-clause 4.15.4 shall cease and the Tenant must (if it still wishes to assign or underlet this lease) complete its assignment or underletting on terms no worse than the financial terms and conditions stipulated in the Tenant’s Notice within 6 months from the date of the Tenant’s Notice extended by such period as results from the Landlord unreasonably withholding or delaying the issue of its consent and if the Tenant shall fail to complete within such period if it still wishes to assign or underlet the whole of the Premises it must reinstate the procedure set out in this clause 4.15

(B)                               If the Landlord does not serve a Counter-Notice upon the Tenant within the fifteen working day period specified in sub-clause 4.15.4 above then the Tenant must (if it still wishes to assign or underlet this lease)

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complete its assignment or underletting on financial terms no worse than the terms and conditions stipulated in the Tenant’s Notice within 6 months from the date of the Tenant’s Notice extended by such period as results from the Landlord unreasonably withholding or delaying the issue of its consent and if the Tenant shall fail to complete within such period if it still wishes to assign or underlet the whole of the Premises it must reinstate the procedure set out in this clause 4.15

4.15.7

(A)                             Subject to the foregoing provisions of this sub-clause 4.15 not to assign mortgage charge or underlet or in any other manner part with possession of any part (being less than the whole) of the Premises or agree to do so except that the Tenant may underlet the whole of (but not more or less than) any Permitted Part or Permitted Parts or share occupation in accordance with sub-clauses 4.15.9 to 4.15.13

(B)                               Subject to the foregoing provisions of this sub-clause 4.15 not to assign underlet or otherwise part with possession of the whole of the Premises or agree to do so except that the Tenant may assign or underlet the whole of the Premises in accordance with sub-clauses 4.15.8 to 4.15.12

(C)                               In the event that the Tenant proposes to assign or underlet the whole of the premises demised under the Level 25 Lease and Level 26 Lease or solely the Level 25 Lease at the same time as this lease and has served the equivalent Tenant's Notice on the Landlord pursuant to clause 4.15.1 of the Level 25 Lease and the Level 26 Lease in respect of each of the Level 25 Lease and the Level 26 Lease or pursuant to clause 4.15.1 of the Level 25 Lease (as appropriate), and the Landlord has served a Counter-Notice for this lease, the Landlord must also serve such equivalent counter-notice on the Tenant as provided for in the Level 25 Lease and/or the Level 26 Lease (as appropriate).

(Assignment)

4.15.8

(A)                             Not to assign the whole of the Premises without first obtaining the Landlord’s consent issued within three months before completion of the assignment which consent shall not be unreasonably withheld or delayed but which may be granted subject to any one or more of the conditions referred to in clause 4.15.8 (B) and which may be withheld if the circumstance referred to in clause 4.15.8 (C) exists.  For the avoidance of doubt, the provisions of this clause 4.15.8 shall not apply in the event that the Landlord has served a Counter-Notice and the Tenant assigns this Lease to the Landlord in accordance with clause 4.15.5 hereof.

(B)                               The conditions referred to in clause 4.15.8 (A) above (which are specified for the purposes of section 19(1A) Landlord and Tenant Act 1927) are:

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authorised guarantee

(1)                                 that the Tenant shall enter into an authorised guarantee agreement (as defined in section 16 Landlord and Tenant (Covenants) Act 1995) with the Landlord in a form which the Landlord reasonably requires guarantee of authorised guarantee

(2)                                 that any guarantor of the Tenant’s obligations under this lease shall have guaranteed to the Landlord that the Tenant will comply with the terms and conditions of the authorised guarantee agreement referred to in sub-clause clause 4.15.8 (B)(1) on terms and in a form which the Landlord reasonably requires third party guarantee/rent deposit

(3)                                 that if so reasonably required by the Landlord the proposed assignee shall have either procured
(a)                                  covenants with the Landlord by a guarantor or guarantors (not being the Tenant or Tenant’s Guarantor) reasonably acceptable to the Landlord, in a form acceptable to the Landlord (acting reasonably); or
(b)                                 a deposit with the Landlord of such sum not less than 50% of the then current annual rent first reserved by this lease together with any VAT thereon as fourthly reserved by this lease (and including provisions for increase of the sum deposited following any future review of the rent first reserved by this lease) on such terms as the Landlord may reasonably require as additional security for the discharge of the Tenant’s obligations under this lease intra group dealings

(4)                                 if the proposed assignee is a Group Company the Tenant shall have procured either:
(a)                                  if the Tenant’s obligations under this lease are guaranteed by another Group Company that such Group Company covenants with the Landlord on terms reasonably acceptable to (but no more onerous than the existing guarantee) the Landlord (which shall include a covenant to accept a new lease in the same form as this lease mutatis mutandis if any of the circumstances referred to in clause 7.1 arise in respect of the Tenant or any assignee); or
(b)                                 if there is no guarantor of the Tenant’s obligations under this lease and if the assignee is not at the date of the application for consent to the proposed assignment in the reasonable opinion of the Landlord of financial standing equivalent to or greater than the Tenant at the date of this

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lease that the proposed assignee procures covenants by a Group Company which is not the Tenant or the proposed assignee and which is in the reasonable opinion of the Landlord of financial standing equivalent to or greater than the Tenant on terms reasonably acceptable to the Landlord (which shall include a covenant to accept a new lease in the same form as this lease mutatis mutandis if any of the circumstances referred to in clause 7.1 arise in respect of the Tenant or any assignee)

(C)                               The circumstance referred to in clause 4.15.8 (A) above (which is specified for the purposes of section 19(1A) Landlord and Tenant Act 1927) is where any sums due and properly demanded from the Tenant to the Landlord under this lease (not being the subject of a bona fide dispute) remain unpaid at the date of the application for consent to the proposed assignment

(Underletting)

4.15.9                           Not to underlet the whole of the Premises or any Permitted Part (each being referred to in this paragraph as the premises) except:

(A)                             to a person who before the underletting shall have covenanted with the Landlord to observe and perform the Tenant’s obligations under this lease during the sub-term to the extent they relate to the premises demised by the underletting (other than the payment of rents) and shall have covenanted not to assign or underlet the whole of the premises without the Landlord’s consent (which shall not be unreasonably withheld or delayed) and shall have given an unqualified covenant not to assign or underlet part of the premises or otherwise part with possession or share the occupation of the premises or any part of them other than on the same basis as sub-clause (4.15.10(C) below (applying mutatis mutandis to the sub-tenant)

(B)                               by reserving as a yearly rent without payment of a fine or premium (in addition to the service and insurance and other rents payable under this lease except the rent first hereby reserved or (in the case of underletting of a Permitted Part) a pro rata proportion of them) an amount not less than:

(1)                                 (in the case of an underletting of the Premises) the then open market rent of the Premises
(2)                                 (in the case of an underletting of a Permitted Part) the then open market rent of the Permitted Part (notwithstanding that this may be less than a pro-rata proportion of the then open market rent of the Premises as a whole)

(C)                               by a form of underlease:

(1)                                 by which the principal rent reserved by the underlease is reviewed upwards only at each of those Review Dates which will

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occur during the sub term in accordance with the same principles (mutatis mutandis) as apply to the rent first reserved by this lease
(2)                                 requiring the underlessee to observe and perform all the covenants and other provisions binding on the Tenant under this lease (other than the covenant by the Tenant to pay the several rents reserved hereunder) to the extent they relate to the premises and containing:
(a)                                  a condition for re-entry by the underlessor on breach of any covenant by the underlessee
(b)                                 a qualified covenant not to assign or underlet the whole of the premises and an absolute covenant not to assign or underlet part of the premises or to otherwise part with possession or share the occupation of the premises or any part of them save by way of group company sharing
(c)                                  whereby the provisions of sections 24 to 28 inclusive of the Landlord and Tenant Act 1954 have been excluded in relation to the underlease in accordance with section 38A of the Landlord and Tenant Act 1954 before the underlease is granted or if earlier the underlessee becomes contractually bound to take it

(D)                              with the Landlord’s consent issued within three months before completion of the underletting which consent (subject to compliance with the foregoing conditions precedent) shall not be unreasonably withheld or delayed

4.15.10                     In relation to an underlease of a Permitted Part:

(A)                             not to include in the sub-demise the whole or any part of the entrance to or the reception area of the Premises

(B)                               to except from the underlease all necessary circulation areas and plant and equipment which will serve the Premises in common

(C)                               not as a result of the grant to create or permit the creation of more than two separate occupations affecting the whole of each floor of the Premises (occupations under this lease counting as one occupation save where the occupation under this lease is only of corridor areas and ducts common to the sub-demises)

(D)                              to include a provision excluding sections 24 to 28 inclusive of the Landlord and Tenant Act 1954 and complying with paragraph 5 of Schedule 2 to the Regulatory Reform (Business Tenancies) (England and Wales) Order 2003

4.15.11                     To enforce the observance and performance by every such underlessee and its successors in title of the provisions of the underlease and not expressly or impliedly to waive any breach of them nor (without the Landlord’s consent which shall not be unreasonably withheld or delayed) vary the terms of any underlease

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4.15.12                     Not to agree any reviewed rent payable under an underlease without the Landlord’s consent (PROVIDED ALWAYS THAT the Landlord shall not unreasonably withhold or delay any consent required under this sub-paragraph) and to procure that any representations which the Landlord may wish to make in relation to the rent review are duly submitted to the underlessee (or, in the case of the Tenant and underlessee not being able to agree the reviewed rent payable under the underlease to the independent person agreed or selected to decide the reviewed rent) and to provide to the Landlord promptly on the same becoming available copies of any representations made by or on behalf of the Tenant or the underlessee in relation to such rent review and PROVIDED THAT the Landlord shall be responsible for its own costs

(Sharing occupation)

4.15.13                     Not to part with or share the occupation of the Premises or any part of them except that the Tenant may share occupation with a company which is (but only for so long as it remains) either the holding company of the Tenant or a majority-owned subsidiary of the Tenant or of the Tenant’s holding company (as those expressions are defined in section 42 of the Landlord and Tenant Act 1954) so long as the Tenant does not grant the person sharing occupation exclusive possession (so that such company occupies as licensee only without creating any relationship of landlord and tenant) nor otherwise transfer or create a legal estate and the Tenant shall notify the Landlord of the identity of each company in occupation

4.16                          Registration

4.16.1                           Within twenty-eight days after any disposition or devolution of this lease or of any estate or interest in or derived out of it to give notice in duplicate of the relevant transaction to the Landlord for registration with a certified copy of the relevant instrument and to pay to the Landlord a fair and reasonable fee for each such registration of not less than twenty five pounds

4.16.2                           To notify the Landlord  of the determination or agreement of every rent review under any underlease of the Premises within 28 days after the date of determination or agreement

4.17                          Payment of cost of notices consents etc.

To pay on demand all reasonable and proper expenses (including counsels’ solicitors’ surveyors’ and bailiffs’ fees) properly incurred by the Landlord in and incidental to:

4.17.1                           the preparation and service of a notice under section 146 Law of Property Act 1925 notwithstanding that forfeiture is avoided otherwise than by relief granted by the court and

4.17.2                           every step properly taken during or within 3 months after the expiry of the Term in connection with the enforcement of the Tenant’s obligations under this lease including the service or proposed service of all notices and schedules of dilapidations and

4.17.3                           every application by the Tenant for consent licence or approval under this lease even if the application is withdrawn or properly refused except where consent is

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unreasonably withheld or delayed  proffered subject to unreasonable conditions or granted pursuant to unlawful conditions

4.18                          Machinery

Not to install in the Premises any plant or machinery other than usual office equipment without the Landlord’s consent which shall not be unreasonably withheld or delayed PROVIDED ALWAYS THAT no plant or machinery shall be installed or operated in the Premises and nothing shall be done or omitted in them which would be likely to cause:

4.18.1                           the efficiency of the heating ventilation air conditioning and cooling system installed in the Building by the Landlord to be materially diminished or impaired in any material way

4.18.2                           noise dust fumes vibration or electrical interference adversely affecting or having an  intrusive effect on any other part of the Building or other adjoining property or persons outside the Premises

4.19                          Obstruction/overloading

Not knowingly to obstruct:

4.19.1                           or damage any part of the Building or exercise any of the rights granted by this lease in a way which causes nuisance or damage

4.19.2                           any means of escape required by any competent authority

4.19.3                           or discharge any deleterious matter into

(A)                             any pipe drain or other conduit serving the Premises and (to the extent they lie within the Premises) to keep them clear and functioning properly or

(B)                               any Service Media

4.19.4                           or stop-up or darken the windows and other openings of the Premises nor to overload or cause undue strain to the Service Media or any other part of the Building and in particular not to suspend any undue weight from the ceilings or walls of the Premises and not to exceed the following floor loadings:

floor finishings                                                       :                                             4 kN/m2 (80lbs per sq.ft)

live load                                                                                           :                                             1kN/m2 (20lbs per sq.ft)

4.19.5                           any  notice required by law erected on the Premises or  any erected by the Landlord pursuant to the rights reserved to it under this lease

4.20                          Parking/goods delivery

To ensure that all loading unloading deliveries and despatch of goods is carried out only by using the service accesses and goods lifts designated by the Landlord for the use of the Premises

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4.21                          Planning Law and compensation

4.21.1                           Without prejudice to clause 4.4 at all times during the Term to comply with the provisions and requirements of Planning Law relating to or affecting:

(A)                             the Premises

(B)                               any operations works acts or things carried out executed done or omitted on the Premises

(C)                               the use of the Premises

(D)                              the use by the Tenant of (and the exercise of any other rights hereunder in respect of) any other parts of the building

4.21.2                           Subject to the provisions of paragraph 4.21.3 of this sub-clause as often as occasion requires during the Term at the Tenant’s expense to obtain  all planning permissions (and serve all notices) required under Planning Law in respect of the Premises whether for the carrying out by the Tenant of any operations or the institution or continuance by the Tenant of any use of the Premises or any part thereof

4.21.3                           Not without the Landlord’s consent to apply for any planning permission relating to the Premises (and not to apply for any such planning permission relating to any other part of the Building) save that the Landlord’s consent shall not be unreasonably withheld or delayed to the making of a planning application in respect of the Premises relating to any alterations operations or use or other thing (if any) which assuming it to be implemented in accordance with Planning Law would otherwise not be in breach of the provisions of this lease

4.21.4                           If the Landlord so requires (and at the Landlord’s cost) in connection with any relevant proposal by the Tenant to apply for a determination under section 191 or 192 Town and Country Planning Act 1990

4.21.5                           If the Landlord consents in principle to any application by the Tenant for planning permission to submit a draft of the application to the Landlord for its approval and to give effect to its reasonable requirements in respect thereof and if and to the extent the Landlord so reasonably requires in writing to lodge the application with the relevant authority in the joint names of the Landlord and the Tenant and in duplicate

4.21.6                           If the Landlord reasonably requires to complete before the expiry of the Term all works on the Premises required as a condition of any planning permission implemented by the Tenant or by any person claiming under or through it

4.22                          Indemnity

To indemnify the Landlord against all expenses proceedings costs claims damages demands and any other liability or consequence arising out of or in respect of any breach of any of the Tenant’s obligations under this lease (including all costs reasonably and properly incurred by the Landlord in an attempt to mitigate any such breach) or of any act omission or negligence of the Tenant or any person at the Premises  with the Tenant’s authority

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4.23                          Defective premises

To give notice  to the Landlord of any defect in the Premises as soon as practicable after coming to the Tenant’s attention which defect would give rise to:

4.23.1                           an obligation on the Landlord to do or refrain from doing anything in relation to the Premises or

4.23.2                           any duty of care or the need to discharge such duty imposed by the Defective Premises Act 1972 or otherwise and at all times to display and maintain all discreet notices which the Landlord may from time to time reasonably require to be displayed at the Premises in relation to their state of repair and condition

4.24                          Insurance and fire fighting equipment

4.24.1                           Not to do or omit anything by which any insurance policy (subject to relevant extracts being provided to the Tenant) relating to the Building or any part of it becomes void or voidable or by which the rate of premium on such policy may be materially increased

4.24.2                           To comply with all proper requirements of the insurers and to provide and maintain unobstructed appropriate operational fire fighting equipment and fire notices on the Premises

4.24.3                           To notify the Landlord as soon as possible of any incidence of any Insured Risk on the Premises

4.24.4                           If the whole or any part of the Building is damaged or destroyed by any of the Insured Risks at any time during the Term and to the extent that the insurance money under any insurance policy effected by the Landlord is rendered wholly or partially irrecoverable caused by some act or default of the Tenant or any person deriving title under or through the Tenant or their respective servants agents or invitees forthwith to pay the Landlord the whole amount of the insurance money so irrecoverable

4.25                          Dangerous and contaminative materials

Not to keep place store or use or permit or suffer to be kept placed stored or used in or upon or about the Premises any materials substance or other thing of a dangerous inflammable combustible explosive corrosive or offensive nature or any materials substance or other thing which is likely in any way to cause pollution injury or harm by percolation corrosion contamination migration release or otherwise on beneath or in the vicinity of the Premises provided that uses of substances ancillary to normal office use shall not constitute a breach of this lease

4.26                          Yield up

4.26.1                           Subject to the provisions of clause 4.12.4 hereof, at the expiry of the Term to remove all chattels and (to the extent the Landlord may require in writing) tenant’s fixtures and quietly to yield up the Premises reinstated in accordance with the Reinstatement Specification and restored and made good to the extent required under clause 4.12.4 and in the state of repair condition decorative order and layout otherwise required by this lease and any licences or consents issued in

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pursuance of it and to make good any damage so caused in a proper and workmanlike manner to the reasonable Landlord’s satisfaction

4.26.2                           The Tenant irrevocably authorises the Landlord to remove and dispose of any chattels which may be left in the Premises more than 14 days after the expiry or sooner determination of the Term (without being obliged to obtain any consideration for the disposal) and the Tenant irrevocably declares that any such chattels will stand abandoned by it

4.26.3                           To make due application to the Land Registry for the cancellation of any notice of or relating to this lease or any document supplemental or collateral to it registered at the Land Registry by the Tenant if requested to do so by the Landlord and on request to supply the Landlord with a copy of the application

4.26.4                           For the purposes of securing the Tenant’s obligation in clause 4.26.3 the Tenant hereby irrevocably appoints the Landlord and its successors in title severally as attorney of the Tenant and in its name (and with power to appoint the Landlord’s solicitors as substitute attorney) solely for the purposes of making any application referred to in clause 4.26.3 but only if the Tenant is in breach of the obligation to apply itself

4.27                          Regulations and covenants

To comply with:

4.27.1                           all reasonable regulations properly made by the Landlord from time to time and notified to the Tenant in writing for the good management of the Building  PROVIDED ALWAYS THAT no such regulations shall purport to amend the terms expressed in this lease and if there is any inconsistency between the terms of this lease and the regulations the terms of this lease shall prevail AND PROVIDED FURTHER THAT such regulations shall not impose any obligations or restrictions on the Tenant which shall be more onerous than the obligations and restrictions herein contained in respect of the subjects herein contained

4.27.2                           by way of indemnity only all covenants stipulations and other matters affecting the Premises in or referred to in documents referred to in Schedule 7 and not knowingly to interfere with any rights easements or other matters affecting the Premises

4.28                          Security and access

To use all reasonable endeavours to ensure that the Tenant’s visitors to the Premises observe such reasonable security regulations notified by the Landlord to the Tenant in writing which may apply to them

4.29                          Head Lease

4.29.1                           To observe and perform the covenants and conditions on the part of the lessee contained in the Head Lease so far as they relate to the Premises except the covenant for the payment of rent and payment of other monies thereunder (other than costs of approvals required hereunder) and except also so far as the

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obligations fall to be observed and performed by the Landlord or the Management Company

4.29.2                           Not to do or omit any act or thing which would or might cause the Landlord to be in breach of the Head Lease in the form it is in at the date hereof

4.30                          Service Charge

To pay the Service Charge (and VAT thereon) to the Management Company for the period from the date hereof at the times and in the manner provided for in clause 6 and schedule 5 (subject to the terms thereof) without deduction or set off save as may be required by law and to pay the Outside Normal Business Hours Charge within 14 days of written demand (either quarterly or by monthly instalments)

5.                                     LANDLORD’S COVENANTS

The Landlord covenants with the Tenant:

5.1                                Quiet enjoyment

The Tenant may peaceably hold and enjoy the Premises without any lawful interruption by the Landlord or any person rightfully claiming through under or in trust for it or by title paramount

5.2                                Insurance

(A)                             To keep the Building (including the Premises and all means of access thereto within the Building) (except all tenants’ plant and equipment and trade fixtures) insured against the Insured Risks in such sum as in the Landlord’s reasonable opinion (having taken appropriate professional advice) represents its then full current reinstatement cost (together with architects and other professional fees costs of demolition and site clearance) with a reputable insurance company and to use reasonable endeavours to procure (whether by specific notice or general clause) that the Tenant’s interest is noted on the policy of insurance and the insurer waives any rights of subrogation it may have against the Tenant and that the policy contains a non-invalidation clause

(B)                               To insure and keep insured:

(1)                                 all air conditioning heating and hot water systems and boilers (if any) against explosion third party and all other usual and necessary risks such insurance to provide for periodical inspection of the said boilers to be arranged by the insurers; and
(2)                                 all lifts against mechanical and electrical breakdown third party and all other usual and necessary risks such insurance to provide for periodical inspection of the said lifts to be arranged by the insurers and cause all monies received by virtue of any such insurances to be laid out in making good the said central heating and hot water systems and boilers or the said lifts (as the case may be)

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5.2.2                                 On request to supply the Tenant (but not more frequently than once in any period of twelve months unless there is a change in the insurance policy) with full particulars of such insurance policy or policies

5.2.3                                 If and whenever during the Term the Premises the Building or any means of access to the Premises within the Building (except as aforesaid) is damaged or destroyed by an Insured Risk and to the extent that payment of the insurance monies is not refused because of any act neglect default or omission of the Tenant or of any person deriving title under or through the Tenant or their respective servants agents and invitees the Landlord will with all reasonable speed take all the necessary steps to obtain any requisite planning permissions and consents and immediately  after they are obtained to lay out the money received from the insurance of the Building (except sums in respect of public liability and employer’s liability and loss of rent) towards replacing and reinstating (but not necessarily in facsimile reinstatement) the damaged or destroyed parts of the Building and in the case of the Premises to the Reinstatement Specification as soon as reasonably practicable (the Landlord agreeing to notify the Tenant in writing of the anticipated date by which the Premises will be so reinstated at least 2 months prior to such date) and the Landlord shall make good any shortfall out of its own monies PROVIDED ALWAYS THAT the Tenant shall have no claim against the Landlord under this clause 5.2.3 in respect of the manner of replacement of the interior of any Lettable Unit other than the Premises or any alteration to the Common Parts provided access to the Premises and the exercise of rights granted hereunder are no less convenient and commodious and PROVIDED FURTHER THAT the Landlord shall not be liable to carry out the replacement if it is unable (having used all reasonable endeavours) to obtain every planning permission and consent necessary to execute the relevant work in which event the Landlord shall be entitled to retain all the insurance money received by it

5.2.4                                 If and whenever during the Term the Premises the Building or any means of access to the Premises within the Building is damaged or destroyed by the Uninsured Risk so that the Premises are incapable of beneficial occupation or use then the Landlord shall have 12 months from the date of such damage or destruction (the “Election Period”) to decide whether to rebuild or reinstate the Premises the Building and/or the means of access to the Premises within the Building

5.2.5                                 The Landlord shall give the Tenant not less than two months’ written notice expiring no later than the end of the Election Period as to whether or not it intends to rebuild or reinstate the Premises the Building or means of access to the Premises

5.2.6                                 Following service of the Landlord’s notice in accordance with clause 5.2.5 that it does intend to rebuild or reinstate the Premises the Building or any means of access to the Premises within the Building the Landlord shall comply with its obligations set out in clause 5.2.3 as if the same were set out here in full mutatis mutandis and as if the term “Insured Risk” was replaced by the term “Uninsured Risk” and on the basis that the Landlord’s obligation to reinstate is not conditional upon receipt of the insurance monies.

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5.2.7                                 Following service of the Landlord’s notice in accordance with clause 5.2.5 that it does not intend to rebuild or reinstate the Premises the Building or any means of access to Premises within the Building this lease shall forthwith determine.

5.2.8                                 If the Landlord shall not have served notice in accordance with clause 5.2.5 the Landlord or the Tenant may on the service of notice in writing given to the other within the period of 3 months following the date 2 months less one day prior to the expiration of the Election Period forthwith determine this lease.

5.2.9                                 If notice to determine the lease is served pursuant to clause 5.2.5 or 5.2.8 this lease shall forthwith determine but the determination shall be without prejudice to any right of action of either party in respect of any previous breach of this lease by the other and all moneys (if any) payable under the insured policies shall be paid to and belong to the Landlord absolutely.

5.2.10                           If Acts of Terrorism become an Uninsured Risk then the Landlord shall notify the Tenant of the same in writing as soon as reasonably practicable.

5.3                                Head Lease

5.3.1                                 To pay the rents reserved by and other sums due under the Head Lease and to perform (so far as the Tenant is not liable for such performance under the terms of this lease but so far only as to preserve the existence of the Head Lease and this lease) the covenants and conditions on the part of the lessee contained in the Head Lease

5.3.2                                 On the request  of the Tenant to use all reasonable endeavours to enforce the covenants on the part of the Superior Landlord contained in the Head Lease

5.3.3                                 To use all reasonable endeavours at the Tenant’s expense to obtain the consent of the Superior Landlord wherever the Tenant makes application for any consent required under this lease where the consent of both the Landlord and the Superior Landlord is needed by virtue of this lease and the Head Lease

5.3.4                                 To comply with the conditions, covenants and obligations contained in the documents referred to in schedule 7

5.4                                Electricity provision

Subject to clause 7.3 and 7.7 to  provide or procure the provision of electricity to the Premises  to meet the requirements of the Tenant and other lawful occupiers of the Premises having regard to the overall electricity services design standards for the Building as a whole and to all relevant statutory provisions from time to time regulating the supply and utilisation of electricity and the terms and conditions relative thereto from time to time imposed by the electricity provider chosen by the Landlord

5.5                                Management Company Access

Subject to the proviso to clause 4.9 to allow the Management Company such rights over the Building as it requires from time to time for the due and proper provision of the Services

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5.6                                Signage

Not to grant the right for any tenant at the Building to affix signage the exterior of the Building PROVIDED THAT this clause 5.6 shall not apply in respect of the entrance doors to the part of the Building known as 101 Bishopsgate where the Landlord shall not be prohibited from granting rights for tenants to affix signage.

5.7                                Designation of facilities

Where the Landlord or Management Company is to designate a means of access or facilities or services hereunder the Landlord shall ensure that sufficient means of access facilities and/or services are provided to the Premises such that it shall at all times be capable of beneficial use and occupation by the Tenant for the purposes permitted by this lease

6.                                     PROVISION OF SERVICES

The Management Company covenants with the Tenant:

6.1                                Well and substantially to repair and properly clean and decorate the structure of the Building (including the structure of the roofs foundations external and internal walls and columns and structural slabs of the ceilings and floors) the external surfaces of the Building (including the whole of the glazing within the external walls of the Building) the Common Parts

6.2                                To keep the Service Media designed for common or general use and the Landlord’s Services Equipment in good and substantial repair and in clean condition and at all times in good and safe working order

6.3                                To keep the lifts in the Building clean and in good and substantial repair and condition and at all times in good and safe working order

6.4                                To provide heating or cooling (as appropriate) to the Premises and the toilets serving the same for such hours as the Tenant shall require (subject to the Tenant paying the Outside Normal Business Hours Charge in relation to provision outside Normal Business Hours)

6.5                                To ensure that the Premises have a constant supply of hot and cold water for use in washing facilities through such of the Service Media as are designed for the same

6.6                                To ensure that the Common Parts are at all times kept clean tidy and unobstructed

6.7                                To provide or procure the provision of electricity to the Premises and the Common Parts and each and every part thereof designed to receive the same to the extent necessary to meet the reasonable requirements of the Tenant and other lawful occupiers of the Premises having regard to the overall electricity services design standards for the Building as a whole and to all statutory provisions from time to time regulating the supply and utilisation of electricity and the terms and conditions relative thereto from time to time imposed by the electricity provider

6.8                                To comply with the requirements of any statute (already or in the future to be passed) or any government department local authority other public or competent authority or court of competent jurisdiction relating to the Building or any part for which any tenant or occupier of the Building is not directly or exclusively liable

6.9                                To ensure that at all times there are such security officers at and patrolling the Building as is reasonably appropriate for premises of the same size and nature as the Building

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6.10                          To provide or procure the provision of:

6.10.1                           without prejudice to the generality of the foregoing, the Services during Normal Business Hours; and

6.10.2                           such of the Services outside Normal Business Hours as in the Management Company’s reasonable discretion are appropriate to provide to a high class office building in the City of London outside Normal Business Hours; and

6.10.3                           such of the Services outside Normal Business Hours as the Tenant shall previously request (but subject to the Tenant being responsible for the Outside Normal Business Hours Charge)

(having regard in all cases to and in accordance with the overall design standards for the Building as a whole and subject to the limitations contained in Clause 7.6) in an efficient and economic manner and in accordance with good estate management provided that the Management Company shall be entitled to employ such managing agents professional advisers contractors and other persons as it shall from time to time reasonably think fit for the purpose of the performance of the Services

PROVIDED THAT the Management Company shall not be liable for (without prejudice to the provisions of clause 7.3) any temporary closure of any of the Common Parts or temporary interruption in the provision of the Services or stoppage or severance affecting any of the Service Media or any temporary interruption to the supply of electricity to the Common Parts or temporary closure or diversion of any of the Common Parts or Service Media by reason of necessary inspection repair maintenance or replacement thereof or any part thereof or any plant machinery equipment installations or apparatus used in connection therewith or damage thereto or destruction thereof by any risk (whether or not an Insured Risk) or by reason of electrical mechanical or other defect or breakdown or frost or other inclement conditions or shortage of fuel materials supplies or labour or whole or partial failure or stoppage of any mains supply due to any circumstances beyond the reasonable control of the Management Company PROVIDED ALWAYS that the Management Company shall use all reasonable endeavours to minimise the adverse effects of any such circumstances and to remedy any such temporary interruption closure or diversion as soon as reasonably practicable and ensure reasonable access is available to the Premises at all times

7.                                     PROVIDED ALWAYS AND IT IS HEREBY AGREED AND DECLARED THAT:

7.1                                Forfeiture and re-entry

7.1.1                                 Without prejudice to any other remedies and powers contained in this lease or otherwise available to the Landlord if

(A)                             the whole or part of the rent firstly reserved shall be unpaid for twenty-eight days after becoming payable (whether the rents have been demanded or not); or

(B)                               the whole or part of the rents (save the rent firstly reserved) shall be unpaid for 28 days after becoming payable and being demanded

(C)                               any of the Tenant’s material covenants in this lease are not performed or observed in the manner and at the times herein specified; or

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(D)                              the guarantee granted by any guarantor of the Tenant’s obligations is or becomes unenforceable (in whole or in part) for any reason whatsoever (save where such situation arises as a result of the Landlord’s actions) or the Tenant or any guarantor of the Tenant’s obligations (or if more than one person any one of them)

(E)                                being a company is the subject of a petition or issues a notice convening a meeting to consider a resolution for its winding up or enters into liquidation whether voluntarily (except for reconstruction or amalgamation of a solvent company on terms previously agreed by the Landlord) or compulsorily or has a provisional liquidator or a receiver (including an administrative receiver) appointed or a resolution is passed or any other step is taken by the company or its directors for the appointment of an administrator, or an administrator is appointed, or a petition or application for an administration order is presented in relation to the company or a petition for one or of a voluntary arrangement or a proposal for one under Part I Insolvency Act 1986 or is unable to pay its debts within the meaning of section 123 Insolvency Act 1986 or is otherwise insolvent or having been registered with unlimited liability it acquires limited liability or

(F)                                being a company incorporated outside the United Kingdom is the subject of any proceedings or event analogous to those referred to in clause 7.1.1(E) in the country of its incorporation or elsewhere or shall otherwise cease for any other reason to be or to remain liable under this lease or shall cease for any reason to maintain its corporate existence (other than by merger consolidation or other similar corporate transaction in which the surviving corporation assumes or takes over the liabilities of the Tenant under this lease);

(G)                               being an individual is the subject of a bankruptcy petition or bankruptcy order or of any application or order or appointment under section 253 or section 273 or section 286 Insolvency Act 1986 or otherwise becomes bankrupt or insolvent or dies or

(H)                              enters into or makes any proposal to enter into any arrangement or composition for the benefit of his creditors the Landlord may at any time thereafter (and notwithstanding the waiver of any previous right of re-entry) re-enter the Premises whereupon this lease shall absolutely determine but without prejudice to any Landlord’s right of action in respect of any antecedent breach of the Tenant’s covenants in this lease or any Tenant’s rights of action in respect of any antecedent breach of the Landlord’s or the Management Company’s covenant’s in this Lease provided that such forfeiture does not cancel reduce or restrict any right of action or remedy of the Landlord or the Tenant in respect of any breach prior to such forfeiture by the Tenant or the Landlord or Management Company (as applicable) of its obligations under this lease or the amount of damages which the Landlord or the Tenant (as the case may be) may claim

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7.2                                Letting scheme use and easements

No letting or building scheme exists or shall be created in relation to the Building and (subject only to those easements expressly granted by this lease) neither the Tenant nor the Premises shall be entitled to any easement or quasi-easement whatsoever and save to the extent necessary to preserve or protect the easements expressly granted by this Lease nothing herein contained or implied shall give the Tenant the benefit of or the right to enforce or to have enforced or to prevent the release or modification of any right easement covenant condition or stipulation enjoyed or entered into by any tenant of the Landlord in respect of property not demised by this lease or prevent or restrict the development or use of the remainder of the Building or any other land provided that the Landlord shall ensure that any such use or development does not materially adversely affect the Tenant’s use and enjoyment of the Premises

7.3                                Common Parts and Service Media

Subject always to the rights of the local authority the relevant supply authorities and any other competent authority and the rights granted to the Tenant hereunder the Common Parts and the Service Media are at all times subject to the exclusive control and management of the Landlord who may from time to time (if (having first consulted with the Tenant and duly taken reasonable representations into consideration) it shall be necessary or reasonable to do so for the benefit of the Building or otherwise in keeping with the principles of good estate management) alter divert substitute stop up or remove any of them (leaving available for use by the Tenant  at all times means of access to and egress from and servicing and amenities for the Premises not materially less advantageous convenient and commodious than existed prior to such alteration diversion substitution stopping up or removal)

7.4                                Service of notices

7.4.1                                 In addition to any other mode of service any notices to be served under this lease shall be validly served if served in accordance with section 196 Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962

7.4.2                                 If the Tenant or any guarantor comprises more than one person it shall be sufficient for all purposes if notice is served on one of them but a notice duly served on the Tenant will not need to be served on any guarantor

7.5                                Rent cesser

7.5.1                                 If and whenever during the Term:

(A)                             the Premises (other than the Tenant’s plant and equipment and tenant’s fixtures) or the means of access to or egress from all parts of the Premises within the Building or any of the services in the Building are damaged or destroyed by any of the Insured Risks so that the Premises are incapable of beneficial occupation and use and

(B)                               the insurance of the Building or the payment of any insurance money has not been vitiated as a result of the act neglect default or omission of the Tenant or of any person deriving title under or through the Tenant their respective servants agents and invitees

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the rents firstly fourthly and fifthly reserved by this Lease and the Service Charge or a fair proportion of them according to the nature and extent of the damage sustained shall be suspended and cease to be payable from and including the date of destruction or damage until whichever is the earlier of the date on which the Premises are reinstated to the Reinstatement Specification and if applicable the means of access and egress within the Building to the Premises and services necessary for the beneficial occupation and use of the Premises are available and the date of expiry of the period for which loss of rent is insured (being not less than four years and not more than six years) (and any of the rents firstly fourthly or fifthly reserved actually paid for a period expiring after the date of damage or destruction (or a fair and just proportion thereof) shall be repaid by the Landlord to the Tenant as soon as reasonably practicable) and any dispute about such suspension shall be referred to the award of a single arbitrator to be appointed in default of agreement on the application of the Landlord or the Tenant to the President for the time being of The Royal Institution of  Chartered Surveyors in accordance with the Arbitration Act 1996

7.5.2                                 If the circumstances contemplated by clause 5.2.6 exist the rent firstly, fourthly and fifthly reserved by this lease and the Service Charge or a fair proportion of them according to the nature and extent of the damage sustained shall be suspended and cease to be payable from and including the date of expiry of the Election Period until the date on which the Premises are reinstated to the Reinstatement Specification and if applicable the means of access and egress within the Building to the Premises and the services necessary for the beneficial occupation and use of the Premises are available and any dispute about such suspension shall be referred to the award of a single arbitrator to be appointed in default of agreement on the application of the Landlord or the Tenant to the President for the time being of The Royal Institution of Chartered Surveyors in accordance with the Arbitration Act 1996

7.6                                Provision for determination after destruction or damage

If the circumstances referred to in clause 7.5.1 or 7.5.2 shall apply such that the whole of the rent firstly fourthly and fifthly reserved by this lease and the Service Charge shall be suspended and it shall be apparent having regard to all the material facts and circumstances that the Premises (including if applicable the essential means of access to the Premises) shall not be capable of reinstatement to the Reinstatement Specification by the date which is 4 years from the date of the damage or destruction then in such circumstances either the Landlord or the Tenant may within a period of 12 months following the date which is 4 years from the date of the damage or destruction by notice served upon the other determine this lease forthwith but without prejudice to the rights of the parties in respect of any antecedent breaches

7.7                                Landlord’s liability

The Landlord shall not be liable for (without prejudice to the provisions of clause 7.3) any temporary closure of any of the Common Parts or temporary stoppage or severance affecting any of the Service Media or any temporary interruption to the supply of electricity to the Premises or temporary closure or diversion of any of the Common Parts or Service Media by reason of necessary inspection repair maintenance or replacement thereof or any part thereof or any plant machinery equipment installations or apparatus used in connection therewith or damage thereto or destruction thereof by any risk (whether

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or not an Insured Risk) or by reason of electrical mechanical or other defect or breakdown (save for any defect or breakdown caused by want of proper maintenance or repair) or frost or other inclement conditions or shortage of fuel materials supplies or labour or whole or partial failure or stoppage of any mains supply due to any circumstances beyond the reasonable control of the Landlord PROVIDED ALWAYS that where reasonably practicable the Landlord shall provide alternative services (if the absence thereof would materially adversely affect the Tenant’s use and enjoyment of the Premises) and otherwise PROVIDED ALWAYS that the Landlord shall use all reasonable endeavours to minimise the adverse effects of any such circumstances and to remedy any such temporary interruption closure or diversion as expeditiously as reasonably practicable

7.8                                Arbitration fees

The fees of any arbitrator incurred in any arbitration proceedings arising out of this lease may be paid to the arbitrator by the Landlord or by the Tenant notwithstanding any direction or prior agreement as to liability for payment and any sums so paid for which the party who pays them initially is not ultimately liable shall be repayable on demand by the party who is liable for them

7.9                                Rent review memorandum

Forthwith after every agreement or determination of any increase in the amount of the rent reserved and made payable by virtue of schedule 4 a memorandum recording the increase shall be attached to this lease and to the counterpart and such memorandum shall be signed by or on behalf of the Landlord and the Tenant respectively and each party shall bear their own costs in relation thereto

7.10                          No warranty as to use

Nothing contained in this lease shall constitute or be deemed to constitute a warranty by the Landlord that the Premises are authorised under Planning Law to be used or are otherwise fit for any specific purpose

7.11                          Disputes

7.11.1                           Any dispute between the Tenant and any other tenant or occupier of any part of the Building relating to any easement or right affecting the Building (other than the Landlord or the Management Company) or any part of it shall (unless the Landlord shall by notice to the parties concerned renounce its power to determine it) be referred to the Landlord whose decision (acting in the capacity of an expert) shall be binding upon the parties to the dispute

7.11.2                           Where any issue (other than one relating to a rent review) arising out of or under or relating to the Head Lease which also affects or relates to the provisions of this lease is to be determined as provided in the Head Lease the determination of such issue pursuant to the provisions of the Head Lease shall be binding on the Tenant as well as the Landlord for the purposes both of the Head Lease and this lease

7.12                          Rateable value appeals

If the Landlord or the Tenant intends to make a proposal to alter the entry for the Premises in the local non-domestic rating list it shall notify the other party of its intention and shall

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incorporate in the proposal such proper and reasonable representations as may be made by or on behalf of that party

7.13                          Jurisdiction

This lease shall be governed by and construed in all respects in accordance with the laws of England and the English courts shall have exclusive jurisdiction in relation to disputes arising under or connected with this lease and the parties hereto irrevocably submit to the jurisdiction of such courts and irrevocably waive any objection which any of them may have now or in the future to the English courts being nominated for the purpose of this clause on the grounds of venue or otherwise and agree not to claim that any such court is not a convenient or appropriate forum

8.                                     LANDLORD’S GUARANTOR’S OBLIGATIONS

8.1                                The Landlord’s Guarantor at the request of the Landlord and in consideration of the Tenant agreeing to take this lease unconditionally covenants and guarantees with and in favour of the Tenant as a primary obligor and not merely as a surety or merely collateral to that of the Landlord that all of the Landlord’s obligations covenants agreements and conditions contained in this lease will be performed and observed in the manner and at the times herein specified and that if there is default in performing and observing any of the Landlord’s obligations (notwithstanding any time or indulgence granted by the Tenant to the Landlord or compromise, neglect or forbearance on the part of the Tenant in enforcing the observance of the Landlord’s obligations in this lease) the Landlord’s Guarantor will observe and perform (or procure the performance and observance of) the obligations in respect of which the Landlord shall be in default and make good to the Tenant all losses costs damages and expenses properly occasioned to the Tenant by any breach non-observance or non-performance of any of the obligations covenants agreements and conditions as aforesaid

8.2                                The Landlord’s Guarantor at the request of the Management Company and in consideration of the Tenant agreeing to pay the Service Charge unconditionally covenants and guarantees with and in favour of the Tenant as a primary obligor and not merely as a surety or merely collateral to that of the Management Company that all of the Management Company’s obligations contained in this lease will be performed and observed in the manner and at the times herein specified and that if there is default in performing and observing any of the Management Company’s obligations (notwithstanding any time or indulgence granted by the Tenant to the Management Company or compromise, neglect or forbearance on the part of the Tenant in enforcing the observance of the Management Company’s obligations in this lease) the Landlord’s Guarantor will observe and perform (or procure the performance and observance of) the obligations in respect of which the Management Company shall be in default and make good to the Tenant all losses costs damages and expenses properly occasioned to the Tenant by any breach non-observance or non-performance of any of the obligations covenants agreements and conditions as aforesaid

8.3                                For the avoidance of doubt the obligations of the Landlord’s Guarantor under sub-clauses 8.1 and 8.2 above shall remain effective for the full duration of the Term notwithstanding (i) any sale (or other disposition) of the Landlord’s reversionary interest to this lease and/or (ii) any of the circumstances described (or analogous to those described) in sub-clauses 7.1.1(D), 7.1.1(E), 7.1.1(F), 7.1.1(G) or 7.1.1(H) hereof occurring in relation to either the Landlord or the Management Company.  In the event that either such event occurs, the

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Landlord’s Guarantor will, at its sole cost and expense, promptly enter into a deed directly with the Tenant (in a form required by the Tenant) to give full effect to the intention that the guarantees given by the Landlord’s Guarantor hereunder shall continue on the basis set out in this sub-clause 8.3

8.4                                The obligations of the Landlord’s Guarantor hereunder shall not be released, reduced, exonerated or in any way affected by:

8.4.1                                 any neglect, delay or forbearance on the part of the Tenant in taking steps to enforce the performance and observance of and compliance with any of the covenants, obligations and conditions on the part of the Landlord or the Management Company herein contained, or

8.4.2                                 any variation of this lease with the consent of the Landlord’s Guarantor (or without the consent of the Landlord’s Guarantor where such variation shall not increase the liability of the Landlord’s Guarantor) PROVIDED THAT (and the Landlord’s Guarantor expressly agrees that) any variation of this lease not being of the manner described in this sub-8.4.2 shall only take effect to release the Landlord’s Guarantor from liability to the extent of the increased liability arising out of such variation to the intent that, for the full duration of the Term, the Landlord’s Guarantor shall remain liable to the Tenant under this Clause 8 to the extent of such liability as existed at the date hereof

8.4.3                                 the Landlord or the Management Company ceasing to exist or having an administration order or any other circumstance in the nature of those described in sub-clause 8.4.2 above made against either of them, or

8.4.4                                 any other matter which, but for this provision, would or might operate to affect, reduce or extinguish the liability of the Landlord’s Guarantor under this Lease in whole or in part

9.                                     TENANT’S GUARANTOR’S OBLIGATIONS

In consideration of the Landlord entering into this lease, the Tenant’s Guarantor as a principal obligor agrees with the Landlord that:

9.1                                Guarantee

Until the expiry of this lease or until any earlier date when the Tenant’s Guarantor is released by virtue of the Landlord and Tenant (Covenants) Act 1995 from its obligations under this sub-clause:

9.1.1                                 the Tenant’s obligations under this lease will be performed;

9.1.2                                 the Tenant will comply with any authorised guarantee agreement which it enters into on a transfer of this lease; and

9.1.3                                 to the extent the Tenant’s obligations or any such authorised guarantee agreement are not complied with, the Tenant’s Guarantor will comply with them and will indemnify the Landlord against any loss it suffers as a result of any non-compliance.

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9.2                                Preservation of the Guarantee

The Tenant’s Guarantor’s obligations under sub-clause 8.1 are not affected by:

9.2.1                                 any indulgence, compromise or neglect in enforcing the Tenant’s obligations or any refusal by the Landlord to accept tendered rent;

9.2.2                                 any variation or waiver of any of the terms of this lease with the consent of the Tenant’s Guarantor (or without consent of the Tenant’s Guarantor where such variation shall not increase the liability of the Tenant’s Guarantor);

9.2.3                                 any partial surrender of this lease (and the Tenant’s Guarantor’s liability shall continue but only in respect of the Tenant’s continuing obligations);

9.2.4                                 any forfeiture of this lease, whether in whole or in part;

9.2.5                                 any legal limitation, immunity, incapacity, insolvency or the winding-up of the Tenant or by the fact that the Tenant otherwise ceases to exist;

9.2.6                                 any action taken by or on the Landlord’s behalf in contemplation of re-letting the Premises;

9.2.7                                 any other act or omission which, but for this provision, would have released the Tenant’s Guarantor from liability;

or any combination of any such matters.

9.3                                No right to participate in security

The Tenant’s Guarantor may not participate in, or exercise any right of subrogation in respect of, any security held by the Landlord for the Tenant’s obligations.

9.4                                Disclaimer

If this lease is disclaimed:

9.4.1                                 The Landlord may require the Tenant’s Guarantor at its cost to accept a new lease of the Premises on the same terms of, and containing the same agreements as, this lease (and, where any such term applies as at a particular date or period, as at the same date or period), as if this lease had not been disclaimed and as the terms have effect immediately before the disclaimer, for the residue of the Term, and with effect, from the date of disclaimer but the new lease shall omit this clause.

9.4.2                                 For the purposes of sub-clause 8.4.1:

(A)                             the Landlord may notify the requirement to the Tenant’s Guarantor only within the period of four months commencing on the date of disclaimer;

(B)                               if there are any matters outstanding under this lease immediately before it is disclaimed, they shall be determined between the Landlord and the Tenant’s Guarantor and be reflected, as appropriate, in the new lease;

(C)                               the new lease shall be completed within 4 weeks after the date when the Landlord notifies the requirement to the Tenant’s Guarantor.

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9.5                                Forfeiture or the Tenant ceasing to exist

If this lease is forfeited or if the Tenant ceases to exist, the Landlord may require the Tenant’s Guarantor to:

9.5.1                                 accept a new lease of the Premises in accordance with sub-clause 9.4, as if it applies to forfeiture or the Tenant ceasing to exist and to the date of forfeiture or cessation; or

9.5.2                                 pay the Landlord an amount equal to rents and outgoings due from the Tenant pursuant to the Tenant’s obligations under this lease by the Landlord from the date of forfeiture or cessation until (a) the earlier of the first date when all the Premises are re-let and the last day of the Term, or (b) the expiry of 4 months from the date of forfeiture or cessation and the Tenant’s Guarantor will comply with the relevant requirement.

9.6                                Transfer of the reversion

The benefit of the Tenant’s Guarantor’s obligations under this clause will pass to a transferee of the Landlord’s reversion in the Premises without need for an express assignment.

IN WITNESS whereof this Deed has been executed by the parties hereto and is intended to be and is hereby delivered on the date first above written

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SCHEDULE 1

(The Premises)

ALL THOSE office premises situate on the 24th floor and being part of the Building which are shown on the Plan and thereon edged red which premises include:

(a)                                 the plaster linings and other interior coverings and facing materials of all walls and of any columns within or bounding the said premises

(b)                                the screed the raised floor the fixed and unfixed floor coverings and all materials lying between the upper surface of the structural floor slab and the raised floor surface

(c)                                 the suspended ceilings including all materials forming part of them lying in the void space (if any) above such ceilings but below the lower surface of the structural ceiling slab

(d)                                all non-load bearing walls (including partitions) lying within the said premises

(e)                                 all plant and other apparatus and conducting media which serve the said premises exclusively including any which the Landlord may permit under clause 4.14 and whose operation does not have any impact on the central building systems

(f)                                   the following items supplied and fitted by the Landlord:

(i)                                     venetian horizontal perforated blinds (if any) on the inside of the external windows of the Premises

(ii)                                  high quality carpet tiles from Milliken (if any)

but exclude:

(i)                                    all Service Media and Landlord’s Services Equipment and

(ii)                                 the load bearing structure of the Building including the load bearing structure of the roofs foundations external and internal walls and columns and the structural slabs of the ceilings and floors together with any other structural parts of the Building and

(iii)                              the external surfaces of the Building and the whole of the window glazing and window frames and other fenestration units constructed in the external walls and in the other boundaries of the said premises

SCHEDULE 2

(Easements and rights granted)

1.                                     The right subject to the provisions of clause 7.3 and subject to compliance with all reasonable rules and regulations made in the interests of good estate management of the Building and having due regard to the interests of the Tenant in connection with the exercise of such right as may be prescribed from time to time by the Landlord:

1.1                                for the Tenant its servants and duly authorised agents invitees and visitors for the purpose only of ingress and egress to and from the Premises to use the Common Parts and to use all means of escape which shall at all times be in locations and in accordance with standards

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approved by any competent authority but only when needed in an emergency or fire drills (if any)

1.2                                to free and uninterrupted passage through and use of the Service Media

1.3                                to use such lavatories in the Building as the Landlord shall from time to time reasonably designate

1.4                                to use the lifts in the Building (with or without tea trolleys)

2.                                     The right of support shelter and protection for the Premises from any adjoining or neighbouring parts of the Building as enjoyed by the Premises at the date of this lease

3.                                     The right to have displayed the name of the Tenant on the signboard in the entrance lobby of the Building provided by the Landlord pursuant to paragraph 14 of Part I of schedule 6

4.                                     Subject to such regulations as the Landlord may reasonably notify in writing from time to time a right of way for the Tenant and all persons authorised by it (expressly or impliedly and including couriers) to pass and repass at all times with or without vehicles over and along the access ramp and roadway from the public highway to and from the Service Area and a right of ingress and egress from the Service Area to the Premises along such route as the Landlord may from time to time reasonably designate

5.                                     Subject to such regulations as the Landlord may reasonably notify in writing from time to time the right to load and unload vehicles delivering and picking up materials equipment and other items for use by the Tenant in the Service Area or such other area of the basement as shall from time to time be reasonably designated by the Landlord for the purpose

6.                                     The right for the Tenant and persons authorised by it at all reasonable times upon prior notice (except in case of emergency) and being accompanied if reasonably required by a representative of the Landlord (supplied by the Landlord) to enter such other parts of the Building as are not at that time let to another tenant and which it is necessary to enter for the purposes of exercising its rights herein granted or carrying out any works required to comply with the covenants and conditions of the Tenant herein contained and where such works cannot otherwise reasonably be carried out without such entry

7.                                     7.1                                  Subject to such regulations as the Landlord may reasonably notify in writing from time to time and obtaining any wayleave agreement (if appropriate) the right to connect with the network termination points and communications equipment and cabling in the Building of British Telecom or any other provider of telecommunications services subject in each case to the Tenant being responsible for the cost thereof and to lay and thereafter maintain repair renew and replace and use such telephone and other communication cabling and related equipment as the Tenant shall reasonably require from such network termination points to the Premises along such common risers in the Building as the Landlord shall reasonably and expeditiously direct (the Tenant being entitled to a fair proportion only of such common risers)

7.2                                  Subject to the Landlord’s prior written approval (not to be unreasonably withheld or delayed) the right to connect into install lay and thereafter maintain repair replace renew and use for the free and uninterrupted passage of services of whatever nature such other

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Service Media in the Building as the Tenant shall reasonably require for the purposes of its business along such riser ducts in the Building or in under or over other property over which the Landlord has corresponding rights as the Landlord shall reasonably direct (the Tenant being entitled to a fair proportion only of such riser duct space)

8.                                     The right in common with others to connect into the Landlord’s aerial on the roof of the Building and (subject always to first obtaining the Landlord’s consent (such consent not to be unreasonably withheld or delayed) and subject to all necessary statutory consents) to erect one aerial or a satellite dish or other transmission and receiving equipment of similar nature (not exceeding one metre in length or diameter) together with all associated duct and cabling and wiring (“Transmission Equipment”) and the right to connect to and thereafter repair maintain and renew such Transmission Equipment upon the roof of the Building together with the right of ingress and egress to and from the Transmission Equipment at all reasonable times upon reasonable notice and prior appointment with the Landlord for the purposes of repairing maintaining and inspecting the Transmission Equipment

SCHEDULE 3

(Exceptions and reservations)

1.                                     The right to build alter or extend (whether vertically or laterally) any building provided that the access of light and air or either of them to the Premises nor the Tenants beneficial use and enjoyment of the Premises and the lights windows and openings thereof are not materially adversely affected

2.                                     The right at reasonable times on reasonable prior written notice (except in an emergency where no notice need be given) to enter upon the Premises as often as may be necessary for the purpose of complying with the covenants on the Landlord’s part (as lessee) under  the Head Lease for all the purposes for which the Tenant covenants in this lease to permit entry and for all purposes in connection with the carrying out of the Services and for the purposes of complying with any statutory requirements

3.                                     The right to use and to construct inspect maintain repair divert and otherwise alter stop up and relay and to make connections to any Service Media in on or under the Premises at any time during the Term for the benefit of any other part of the Building or any adjacent or neighbouring land of the Landlord provided the Tenant’s use and enjoyment of the Premises is not materially adversely affected

4.                                     The right to erect and temporarily maintain scaffolding on or against any part of the Building so long as reasonable and sufficient means of access to and egress from and servicing the Premises are maintained provided the Tenant’s use and enjoyment of the Premises is not materially adversely affected

5.                                     All rights of light air and other easements and rights (but without prejudice to those expressly granted by this lease) enjoyed by the Premises from or over any other part or parts of the Building or any adjacent or neighbouring land of the Landlord

6.                                     The right of support protection and shelter for the benefit of other parts of the Building from the Premises as enjoyed by the Building at the date hereof

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7.                                     The right for one or more members of any security staff employed by the Landlord or its duly authorised agents (who shall present evidence of their authority) at any time or times on reasonable prior written notice (save in the case of emergency where no notice is required) to enter the Premises if it shall be considered reasonably necessary or desirable so to do in connection with the security of the Building

8.                                     The right for the tenant or occupier of any other part of the Building authorised by the Landlord having first given reasonable prior written notice to the Tenant at reasonable times in the daytime and at any time and without notice in case of emergency to enter the Premises (but only where such access is necessary) for the purpose of repairing that other part of the Building the Landlord agreeing to make good any damage so caused as a result of such entry to the reasonable satisfaction of the Tenant

9.                                     The rights reserved to the Superior Landlord (by covenant or by express reservation) in the Head Lease

10.                              The right for the Landlord or the Landlord’s consultants or its agents on reasonable prior notice to enter the Premises for the purpose of compiling as-built plans and other information in accordance with clause 4.12.3(D)(III)

PROVIDED ALWAYS THATin exercising the rights hereby reserved the Landlord and the Management Company and anyone authorised by them shall comply with the proviso to clause 4.9

SCHEDULE 4

(The first reserved rent and the review thereof)

1.                                       In this schedule the following expressions have the respective meanings:-

(1)                                          “Review Rent” means the yearly market rent as would be negotiated in the open market by a willing lessor to a willing lessee which might reasonably be expected to be payable after the expiry of a rent free period or concessionary rent or capital payment in lieu thereof for the purposes of fitting out as would be negotiated in the open market by a willing lessor to a willing lessee with vacant possession on the Review Date without fine or premium for a term of 10 years and otherwise upon the provisions (save as to the amount of the rent first reserved by this Lease) contained in this Lease and on the assumption if not a fact that the Tenant’s covenants and obligations hereunder have been fully complied with and on the further assumptions that:

(a)                                 the Permitted Use and the Premises comply with Planning Law free from any onerous condition restriction and limitation and every other Enactment and that the lessee may lawfully carry on the Permitted Use PROVIDED HOWEVER THAT this paragraph (a) shall be deemed deleted in the event that any onerous condition restriction and/or limitation aforesaid has existed for a period exceeding six months in the five year period preceding the Review Date;

(b)                                no work has been carried out to the Premises which has diminished their rental value (otherwise than work carried out in pursuance of any obligations to the Landlord or where pursuant to a statutory obligation);

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(c)                                 in case the Building or any part of it has been destroyed or damaged by an Insured Risk it has been fully restored;

(d)                                the Premises have been completed at the cost of the Landlord in accordance with the drawings and specification described in the Reinstatement Specification;

but disregarding any effect on rent of:

(i)                                    the fact that the Tenant or any underlessee or other permitted occupier or their respective predecessors in title has been or is in occupation of the Premises or any other premises in the Building;

(ii)                                 any goodwill attached to the Premises by the carrying on in them of the business of the Tenant or any underlessee or their respective predecessors in title or other permitted occupier;

(iii)                              (without prejudice to paragraphs 1(1)(b) 1(1)(c) of this schedule) any works carried out to the Premises or the Building during or prior to the Term by the Tenant or any permitted underlessee in either case at its own expense otherwise than in pursuance of any obligation to the Landlord (except any contained in a licence to alter (if necessary) granted by the Landlord or in compliance with statutory requirements);

(iv)                              the fact that the Tenant has the benefit of a rent free period for fitting out.

(2)                                           “Review Surveyor” means an independent chartered surveyor appointed pursuant to paragraph 4(1) of this schedule and if to be nominated by or on behalf of the President for the time being of the Royal Institution of Chartered Surveyors the said President to be requested to nominate an independent chartered surveyor having not less than ten years practice in the City of London next before the date of his appointment and recent substantial experience in the letting and valuation of office premises of a similar character and quality to those of the Premises and who is a Partner or director of a leading firm or company of surveyors having specialist market and valuation knowledge of such premises.

2.                                      The yearly rent first reserved and payable from the Review Date until the expiry of the Term shall be the higher of:

(1)                                          the Initial Rent (ignoring for this purpose any rent cesser pursuant to clause 7.5); and

(2)                                           the Review Rent.

3.                                      If the Landlord and the Tenant shall not have agreed the Review Rent by the Review Date it shall (without prejudice to the ability of the Landlord and the Tenant to agree it at any time) be assessed as follows:

(1)                                           the Review Surveyor shall (in the case of agreement about his appointment) be forthwith appointed by the Landlord or the Tenant to assess the Review Rent or (in the absence of agreement at any time about his appointment) be nominated to assess the Review Rent by or on behalf of the President for the time being of The

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Royal Institution of Chartered Surveyors on the application of the Landlord or the Tenant;

(2)                                           unless the Landlord and the Tenant agree that the Review Surveyor shall act as an expert (which after the appointment has been made they may not do save with the consent also of the Review Surveyor) he shall act as an arbitrator and the arbitration shall be conducted in accordance with the Arbitration Act 1996;

(3)                                           If the Review Surveyor is appointed as an expert he shall be required to give notice to the Landlord and the Tenant inviting each of them to submit to him within such time limits as he shall stipulate a proposal for the Review Rent supported (if so desired by the Landlord or the Tenant) by any or all of:

(i)                             a statement of reasons;

(ii)                          a professional rental valuation and (separately and later);

(iii)                       submissions in respect of each other’s statement of reasons and valuation but he shall not be bound thereby and shall make the determination in accordance with his own judgment (including any determination concerning any party’s liability for the costs of the reference to him) save in respect of points of law.

(4)                                           If the Review Surveyor whether appointed as arbitrator or expert refuses to act or is or becomes incapable of acting or dies the Landlord or the Tenant may apply to the President for the further appointment of another Review  Surveyor.

4.                                      If the Review Rent has not been agreed or assessed by the Review Date the Tenant shall:

(1)                                           continue to pay the Initial Rent on account; and

(2)                                           pay the Landlord within fourteen days after the agreement or assessment of the Review Rent the amount (if any) by which the Review Rent for the period commencing on the Review Date and ending on the quarter day following the date of payment exceeds the Initial Rent held on account for the same period plus interest at three per cent below the Interest Rate for each instalment of rent due on and after the Review Date on the difference between what would have been paid on that rent day had the Review Rent been fixed and the amount paid on account (the interest being payable from the date on which the instalment was due up to the date of payment of the shortfall).

5.                          If any Enactment restricts the right to review rent or to recover an increase in rent otherwise payable then when the restriction is released the Landlord may at any time within six months after the date of release give to the Tenant not less than one month’s written notice requiring an additional rent review as at the next following quarter day.

SCHEDULE 5

(The Service Charge)

1.                                     In this schedule:

“Accounting Period” means the period from and including 1st January to and including 31st December in a year or such other period of twelve months as the Management

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Company shall reasonably determine from time to time and notified to the Tenant in writing

“Expert” means an independent chartered surveyor experienced in the administration and apportionment of service charges for buildings similar to the Building as agreed upon by the Management Company and the Tenant or on failure to agree appointed at the request of either party by the President Provided that where an Expert has previously been agreed or appointed in relation to any matter in connection with the Service Cost or the allocation of the Service Cost between the tenants of the Building (whether or not pursuant to the terms of this Underlease) the Management Company or the Tenant shall be entitled if reasonable to require that the same Expert be appointed

“Interim Sum” means a yearly sum assessed by the Management Company acting reasonably on account of the Service Charge for each Accounting Period being a fair and reasonable estimate of the Service Charge payable by the Tenant in respect of that Accounting Period

“President” means the president for the time being of the Royal Institution of Chartered Surveyors or the next most senior officer willing to act

“Reserve” means the total of the amounts received by the Management Company in respect of the matters referred to in paragraph 2.2 of this schedule

“Service Charge” means the proportion or proportions of the Service Cost attributable to the Premises determined in accordance with the provisions of this schedule payable from the date hereof

“Service Charge Certificate” means a certificate showing the Service Cost and Service Charge for each Accounting Period served pursuant to paragraph 5 of this schedule and prepared by an independent suitably qualified accountant appointed by the Management Company

“Service Cost” means the total sum calculated in accordance with paragraph 2 of this schedule

2.                                     The Service Cost shall be the total of:

2.1                                 the reasonable cost properly incurred by the Management Company in any Accounting Period in reasonably and properly carrying out or procuring the carrying out of the Services and providing each item of the Services including (without prejudice to the generality of the foregoing) the costs and expenses set out in Part II of schedule 6 (insofar as the same are reasonable and properly incurred) in any such case in the interests of good estate management but excluding for the avoidance of doubt

2.1.1                                any costs attributable to the provision of any of the Services outside Normal Business Hours at the specific request of the Tenant (which shall be charged direct to the Tenant) or of any other tenant or tenants of the Building and

2.1.2                                any Value Added Tax which the Management Company may incur of and incidental to the provision of the Services and which is recoverable as input tax by the Management Company

44

2.1.3                                 any cost or expense incurred in making good any damage caused by any of the Insured Risks

2.1.4                                any costs or expenses incurred relating to the works to the ground floor reception area, lift cars and renewal of the smoke detection systems in the Building that were carried out or are being carried out at the date of this lease

2.1.5                                any costs or expenses (or increased costs and expenses) relating to any Lettable Unit within the Building which are the direct responsibility of or are properly recoverable by the Landlord by way of Service Charge from any tenant of such space or in the case of  unlet space or space occupied by the Landlord or any group company or any licensee or invitee of the Landlord other than for the proper management of the Building that would be the responsibility of or so recoverable had the same been let on a lease on similar terms to this lease

2.1.6                                any costs (or increased costs) relating to works done to the Building or any Lettable Unit or the Service Media or the Landlord’s Services Equipment to induce another tenant or prospective tenant of any Lettable Unit to take a lease of any part of the Building

2.1.7                                any costs (or increased costs) attributable to contemplating pursuing or enforcing any remedies of the landlord or the Management Company against any other tenants or occupiers of the Building

2.1.8                                any marketing costs for the Building

2.1.9                                any costs of the Landlord relating to any dealings with matters of title relating to its reversionary interest

2.1.10                          any costs or expenses incurred in relation to the collection of arrears of rent service charge and other monies from the other tenants or occupiers of the Building

2.2                                an amount (to be revised annually by the Management Company at its reasonable discretion to be charged in any Accounting Period as a contribution to the establishment and maintenance of a reserve towards the estimated cost to the Management Company of the provision of the Services such amount to be ascertained on the assumption (inter alia) that the cost of replacement of items of plant machinery equipment and other capital items is calculated on such life expectancy of the said items as the Management Company may from time to time reasonably determine to the intent that a fund be accumulated sufficient to cover the cost of replacement of the said items by the end of their anticipated life such amounts (together with accrued interest) to be held on trust for the Tenant for application in accordance with the terms of this lease in a separate designated interest bearing bank account with interest to accrue to that account provided that:-

2.2.1                                 Upon disposal by the Landlord of its reversionary interest in the Building the Landlord shall transfer such deposit account and the balance of the Reserve to its successors in title to such reversionary interest; and

45

2.2.2                                 the Landlord shall provide the Tenant (at the Tenant’s request) with a statement of the total amount standing to credit of such bank account at the time of the request

PROVIDED FURTHER THAT nothing herein contained shall oblige the Management Company to maintain the Reserve or a reserve sufficient to cover the whole of the cost of replacement of any plant machinery equipment or other capital items and provided further that any expenditure on any items in respect of which any sums shall have been included in the Reserve during an Accounting Year shall at the Management Company’s reasonable discretion as to the amount thereof if any be met out of the Reserve AND PROVIDED THAT in respect of any costs or expenses not incurred exclusively in connection with the provision or carrying out of the Services a fair proportion only of such costs and expenses shall be included in the Service Cost

3.

3.1                                The Service Charge payable by the Tenant for any Accounting Period shall be a fair and proper proportion of the Service Cost attributable to the Premises from time to time as properly determined by a suitably qualified surveyor or auditor appointed by the Management Company (acting as expert) (and so in proportion for any Accounting Period not falling wholly within the Term the Service Cost in any such case being deemed to accrue on a day to day basis for the purpose of apportionment)

3.2                                If at any time and from time to time during the Term the method or basis of calculating or ascertaining the cost of any item of the Services shall alter or the basis of calculating or ascertaining the Service Cost in relation to any item of the Services shall change and as a result it is reasonable in the interests of good estate management that there be a variation of the calculation of the Service Charge in order to achieve a fairer and better apportionment of the Service Cost amongst the tenants of the Building then and in every such case a suitably qualified surveyor or accountant appointed by the Management Company (acting as expert) may vary and amend the Service Charge and make appropriate adjustments thereto provided always that in the event of any dispute between the Management Company and the Tenant and the other tenants of the Building or any of them the same shall be referred to the Expert for determination (the Expert to act as an expert and not as an arbitrator) whose decision shall save in the case of manifest error or gross negligence be binding on the parties (including his decisions as to the responsibility for his costs)

3.3                                The fair proportion to be determined by the Management Company in paragraph 3.1 above shall be determined on the basis that all accommodation within the Building let or occupied or designed contracted or adapted for letting or occupation (other than management accommodation) is fully let on terms which include service charge provisions consistent with the service charge provisions contained in this lease (save where otherwise specified herein) and such proportion shall not be increased or altered by reason of the fact that at any time any part of such accommodation may be vacant or that any tenant or other occupier of any other part of the Building may default in payment of its due proportion of the Service Cost

4.

4.1                                The Tenant shall pay to the Management Company the Interim Sum without deduction by equal quarterly instalments in advance on the usual quarter days (provided written notice

46

of the Interim Sum has been provided the Tenant in accordance with paragraph 4.5 of this Schedule) the first payment to be made on the date hereof for the period from the date hereof to the next quarter day

4.2                                The Management Company shall be entitled to require as part of the Interim Sum payments in advance on account of the cost of the consumption of and supply charges in respect of electricity consumed within the Premises (save for any amounts which are invoiced directly by London Electricity plc or relevant electricity provider to the Tenant) such sums not to exceed a fair and proper estimate of amounts reasonably anticipated by the Management Company as falling due within the next quarter

4.3                                If the Tenant consistently requests the provision of any of the Services outside Normal Business Hours the Management Company shall be entitled in addition to require the Tenant to pay along with payments of the Interim Sum a fair and proper estimate of amounts likely to be payable by the Tenant in the next quarter on account of such Services in accordance with the terms of this lease

4.4                                The Interim Sum for the Premises for the Accounting Period beginning on 1st January [      ] and ending 31st December [      ] shall be £[            ] exclusive of VAT

4.5                                Either before or as soon as practicable after the commencement of every Accounting Period the Management Company shall serve or cause to be served on the Tenant written notice of the Interim Sum for the relevant Accounting Period

5.

5.1                                As soon as practicable after the expiry of every Accounting Period (and in any event within 4 months after such expiry) the Management Company shall serve or cause to be served a Service Charge Certificate on the Tenant for the relevant Accounting Period

5.2                                A Service Charge Certificate shall contain a summary of the Service Cost in respect of the Accounting Period to which it relates and the relevant calculations showing the Service Charge

5.3                                The Tenant may request further details of the breakdown of the expenditure under any particular item or items shown in a Service Charge Certificate by giving notice thereof in writing to the Management Company within six months of the date of service on the Tenant of the relevant Service Charge Certificate and upon receipt of such a notice the Management Company shall furnish to the Tenant all such relevant details in its possession or control or which can reasonably be obtained by it as relate to the expenditure under the item or items in question at the cost of the Tenant PROVIDED ALWAYS that notwithstanding the giving of any such notice the Tenant shall nevertheless pay all Interim Sums and Service Charges as and when they fall due or as may be underpaid from time to time (but without prejudice to any challenge claim or dispute that the Tenant may have made or may make in the future in respect of its Service Charge liability or otherwise)

6.                                     Within fourteen days after the service on the Tenant of a Service Charge Certificate showing that the Service Charge for any Accounting Period exceeds the Interim Sum for that Accounting Period with a demand for such excess and a valid VAT invoice the Tenant shall (without prejudice to any challenge claim or dispute as aforesaid) pay to the Management Company or as it shall direct a sum equal to the amount by which the Service Charge exceeds the Interim Sum provided that and the Tenant hereby acknowledges that if

47

there shall be any such excess in respect of the Accounting Period the amount of such excess shall be a debt due from the Tenant to the Management Company and in the event that such excess is not received by the Management Company within 14 days of the due dates for payment it shall attract interest at the Interest Rate calculated for the period commencing on the due date for payment and ending on the date the sum is subsequently received by the Management Company notwithstanding that the Term may have expired or been determined before the service by or on behalf of the Management Company of the relevant Service Charge Certificate

7.                                     If in any Accounting Period the Service Charge is less than the Interim Sum for that Accounting Period a sum equal to the amount which the Interim Sum exceeds the Service Charge shall be accumulated by the Management Company and shall be applied in or towards the Service Charge for the next following Accounting Period or Accounting Periods or at or after the end of the Term repaid to the Tenant within 14 days after preparation of the Service Charge Certificate

8.                                     Unless challenged by the Tenant pursuant to the provisions of paragraph 9 of this schedule every notice certificate calculation determination or assessment properly made by or on behalf of the Management Company referred to in this schedule shall (save in the case of manifest error or gross negligence) be conclusive and binding upon the parties hereto

9.                                     The Tenant (acting reasonably) may at any time within six months after the submission of a Service Charge Certificate challenge it on any reasonable ground (including without limitation on the ground that the Service Charge therein stated exceeds the Service Charge which should have been payable had the provisions of this lease been properly adhered to) PROVIDED THAT the Tenant gives notice with full particulars of its ground of alleged challenge and in any such case:

9.1                                 any sum due to or payable by the Management Company pursuant to paragraphs 6 and 7 above shall (save in manifest error) still be paid or allowed pending resolution of the Tenant’s challenge as if the Service Charge Certificate were correct

9.2                                 the Management Company and the Tenant shall endeavour to resolve the relevant issue but if they cannot do so the issue in dispute shall be referred to the Expert (acting as an expert and not an arbitrator) whose decision shall save in the case of manifest error be binding on the parties (including his decision as to the responsibility for his costs)

9.3                                 such adjustments to the Service Charge Certificate as may be required to be made in consequence of the resolution of the dispute shall be paid as soon as reasonably practicable after such resolution and any sum due to or payable by the Management Company shall then be paid or allowed (as the case may be) immediately

10.                              All sums obtained from the Tenant and any other tenants or occupiers of the Building towards the Service Cost and sums collected in respect of the Reserve shall each be placed in separate interest bearing designated deposit accounts to be applied only towards the cost of providing the Services and all interest accrued on such deposit account shall be credited (net of tax) to the account

48

11.                              The Management Company will account to the Landlord as soon as practicable following expiry of each Accounting Period for that part of the Service Charge which relates to costs directly incurred by the Landlord and not by the Management Company including (but not limited to) the costs referred to in paragraphs 5 7 8 9 and 12 of Part II of schedule 6

SCHEDULE 6

(Services)

PART I

1.                                     Inspecting maintaining repairing amending altering and (where consistent with an obligation to repair) rebuilding and renewing and where appropriate treating washing down painting and decorating all load bearing and other structural parts of the Building and the relevant parts of it described in paragraphs (ii) and (iii) of schedule 1

2.                                     Inspecting servicing maintaining operating and repairing and (where consistent with an obligation to repair) renewing amending overhauling and replacing the Landlord’s Services Equipment and all other apparatus plant machinery and equipment within the Building (if any) from time to time excluding any “stand alone” systems installed by the Tenant or any other tenant or occupier of the Building

3.                                     Inspecting servicing maintaining operating repairing cleansing emptying amending altering and (where consistent with an obligation to repair) renewing overhauling and replacing all Service Media

4.                                     Keeping the Common Parts and the car park within the Building properly cleansed decorated treated maintained and lit to such standard as the Management Company may from time to time consider adequate

5.                                     Providing such mechanical ventilation heating and (if deemed desirable by the Management Company) cooling for such parts of the Building and for such hours and times of the year (subject to clause 6) as the Management Company shall in its reasonable discretion determine in accordance with the principles of good estate management PROVIDED THAT in the event that the Tenant installs (or the Previous Tenant has installed) plant and/or duct work to cool the toilets of the ground to 13th floors of the Building then such cooling shall be maintained at all times (unless otherwise requested by the Tenant)

6.                                     Providing and maintaining at the Management Company’s reasonable discretion any furniture architectural or ornamental features or murals and any horticultural displays plants shrubs trees or garden area in the Common Parts and maintaining the same in accordance with the principles of good estate management

7.                                     Supplying whether by purchase or hire and maintaining repairing servicing and keeping in good and serviceable order and condition (and where consistent with an obligation to repair) renewing and replacing all fixtures and receptacles appliances materials equipment plant and other things which the Management Company may reasonably deem desirable or necessary for the maintenance appearance upkeep or cleanliness of the Building or any part of it or otherwise in connection with the provision of the Services in accordance with the principles of good estate management

49

8.                                     Cleaning as frequently as the Management Company shall in its reasonable discretion consider adequate in accordance with the principles of good estate management the exterior and interior of all window glazing and window frames and other fenestration units in the Common Parts and the outside of the window glazing referred to in paragraph (iii) of schedule 1 and the maintenance cleansing repair inspection and (where reasonably necessary in the course of repair) renewal or replacement of all window cleaning) cradles carriageways and runways

9.                                     Providing a security service to the Common Parts and the car park within the Building including where appropriate in the Management Company’s reasonable and proper judgment in accordance with the principles of good estate management closed circuit television and/or other plant and equipment for the purpose of surveillance and supervision of users of the Building

10.                              Disposing of refuse from the Building (including collecting and compacting or otherwise treating or packaging as the Management Company thinks fit such refuse and if necessary pest control) and the provision repair maintenance and renewal of any plant and equipment in connection therewith

11.                              Maintaining an adequate supply of hot and cold water and supplying washing and toilet requisites in the lavatory accommodation in the Building which the Tenant has a right to use under this lease and cleaning the same as frequently and to a standard appropriate to a high class office

12.                              Such rodent or other pest control in the Building as the Management Company shall consider necessary or desirable in accordance with the principles of good estate management

13.                              Providing one or more receptionists in the ground floor entrance hall of the Building at all times

14.                              Providing and maintaining a signboard in the entrance lobby of the building for the display of tenants’ names

15.                              Controlling so far as practicable traffic flow within the car park in the Building and traffic and parking therein and for that purpose to provide such working and mechanical systems as the Management Company considers appropriate including wheel clamping immobilising and removal of vehicles in accordance with the principles of good estate management

16.                              Providing and maintaining a post room facility for the reception of mail to the Building

17.                              Complying with the obligations on the part of the tenant contained in the Head Lease save for the payment of rent and other than in relation to any Lettable Unit or where incurred in accordance with the obligations on the part of the Landlord contained in clause 5.3 or where the Landlord shall be in breach of its obligations under the Head Lease

18.                              Maintaining third party and public liability insurance in such sum as shall be reasonably appropriate in the case of the Building and such staff as may be employed.

50

19.                              Complying with the obligations set out in clause 6

20.                              Any other services relating to the Building or any part of it provided by the Management Company from time to time which shall be:

20.1                           reasonably capable of being enjoyed by the occupier of the Premises or

20.2                           reasonably calculated to be for the benefit of the Tenant and other tenants of the Building or

20.3                           appropriate for the maintenance upkeep or cleanliness of the Building or

20.4                           otherwise in keeping with the principles of good estate management

PROVIDED ALWAYS that

(i)                                     Where in this schedule there are references to matters or things which are then stated to include certain particular matters or things which are not also stated to be without prejudice to the generality of the wording preceding it nevertheless the reference to the particular matters or things shall be deemed to be and in each case shall be without prejudice to the generality of the wording preceding it

(ii)                                  Without prejudice to the Tenant’s rights under schedule 2, the Management Company shall have the right to cease or to procure the cessation of the provision of or add to or procure the addition to any item of Services matter or thing specified in this schedule if the Management Company shall having regard to the principles of good estate management reasonably deem it desirable or expedient so to do but before so doing the Management Company shall notify all the tenants in the Building Provided that the Tenant’s use and enjoyment of the Premises shall not be materially adversely affected thereby

(iv)                              The Management Company or the managing agents may temporarily withdraw any item of Services matter or thing specified in this schedule if in their reasonable opinion such withdrawal is in the interest of good estate management PROVIDED THAT the Tenant’s use and enjoyment of the Premises shall not be materially adversely affected thereby PROVIDED FURTHER THAT the Management Company shall use its reasonable endeavours to minimise any disruption or inconvenience to the Tenant

PART II

1.                                     All fees and disbursements of any individual or firm or company employed or retained by or on behalf of the Management Company or its agents (including without limitation managing agents fees) for or in connection with:

1.1                                 any surveying or accounting functions for the Building and

1.2                                 the performance of the Services or any of them and any other duties in or about the Building or any part of it relating to the general management administration security maintenance protection and cleanliness of the Building

2.                                     The reasonable and proper fees of the Management Company having regard to open market rates from time to time for any of the Services or for the functions and duties

51

referred to in paragraph 1 of this Part of this schedule which shall be undertaken by the Management Company and not by a third party

3.                                     The cost (in addition to any fees referred to in paragraph 2 and where the context permits paragraph 1 of this Part of this schedule) of employing (whether by the Management Company or any managing agents or any other individual or firm or company) such staff as the Management Company may in its reasonable discretion consider appropriate in accordance with the principles of good estate management for the performance of the Services and the functions and duties referred to in paragraph 1 of this Part of this schedule and all other incidental expenditure in relation to such employment including without prejudice to the generality of the foregoing:

3.1                                 salaries wages pensions and pension contributions benefits in kind and other emoluments and National Insurance and other statutory contributions or levies

3.2                                 the provision of uniforms and working clothing

3.3                                 the provision of tools appliances cleaning and other material fixtures fittings and other equipment for the proper performance of their duties and a store for housing the same and

PROVIDED THAT where under this lease the Management Company and persons employed or appointed by it shall provide services to persons or premises other than the Building or the tenants thereof then a fair and reasonable proportion of their costs only shall be recoverable hereunder

4.                                     The cost of entering into any contracts for the carrying out of all or any of the Services

5.                                     All rates taxes assessments duties charges impositions and outgoings which are now or during the Term shall be charged assessed or imposed on:

5.1                                 the whole of the Common Parts or any part of them

5.2                                 any residential accommodation provided for caretakers and other staff employed in connection with the Building and any other premises provided as referred to in paragraph 3(4) of this Part of this schedule excluding any tax payable by the Landlord as a direct result of any actual or implied dealing with the reversion of any lease or of the Landlord’s receipt of income

6.                                     The cost  of the supply of water electricity gas oil and other fuel for the provision of the Services (save where recovered through the Outside Normal Business Hours or the Electricity Cost) and the cost of any electricity generating monitoring metering and distribution plant machinery and equipment in or on the Building

7.                                     The reasonable and proper cost which the Landlord may be called upon to pay as a contribution towards the expense of making repairing maintaining rebuilding and cleansing any ways roads pavements or structures Service Media or anything which may belong to or be used for the Building or any part of it exclusively or in common with other neighbouring or adjoining premises

52

8.                                     The cost of taking all reasonable and proper steps deemed desirable or expedient by the Landlord and/or the Management Company in accordance with the principles of good estate management for complying with or making representations against or otherwise contesting the incidence of the provisions of any Enactment relating to or alleged to relate to the Building or any part or it for which any tenant is not directly and exclusively liable

9.                                     The reasonable and proper cost to the Landlord and/or the Management Company in accordance with the principles of good estate management of abating any nuisance in respect of the Building or any part of it insofar as the same is not the liability of any tenant

10.                              Any interest and fees incurred in respect of money borrowed at commercially competitive rates to finance the provision of the Services and the costs referred to in this Part of this schedule or any of them PROVIDED THAT in the case of interest payable the Landlord shall have first applied against such costs all payments or sums received by the Landlord by way of advance payment from the Tenant or otherwise from other occupiers of the Building TOGETHER WITH an amount equal to that which the Landlord is required to bear under paragraph 12 of Part I of this Schedule

11.                              Any VAT (or any tax of a similar nature which may be substituted for or levied in addition to it) incurred by the Management Company on any other amount comprised in the Service Cost save to the extent that the Management Company obtains credit for such VAT incurred by the Management Company pursuant to sections 24 25 and 26 Value Added Tax Act 1994 or any regulations made thereunder.

12.                              A reasonable notional rent for any management accommodation reasonably and properly provided within the Building to facilitate the provision of the Services

13.                              All other costs properly incurred in connection with the provision of the Services

SCHEDULE 7

(Matters to which the demise is subject)

1.                                     The entries on the registers of Title Number NGL272172 as at the date hereof in so far as they affect the Premises

2.                                     Agreement dated 24 November 1995 between The Prudential Assurance Company Limited (1) 99 Bishopsgate Limited (2) The Scottish Amicable Life Assurance Society (3)

53

EXECUTED as a DEED by 99 BISHOPSGATE	)
(NO. 1) LIMITED acting by two directors/a	)
director and the company secretary	)

Director

Director/Secretary

EXECUTED as a DEED by 99 BISHOPSGATE	)
(NO. 2) LIMITED acting by two director/a	)
director and the company secretary	)

Director

Director/Secretary

EXECUTED as a DEED by 99 BISHOPSGATE	)
MANAGEMENT LIMITED acting by two	)
directors/a director and the company secretary	)

Director

Director/Secretary

EXECUTED as a DEED by HAMMERSON	)
U.K. PROPERTIES PLC acting by two	)
directors/a director and the company secretary	)

Director

Director/Secretary

54

EXECUTED as a DEED by CRA	)
INTERNATIONAL (UK) LIMITED acting	)
by two directors/a director and the company	)
secretary	)

Director

Director/Secretary

EXECUTED as a DEED by CRA	)
INTERNATIONAL, INC. acting by two	)
directors/a director and the company secretary	)

Director

Director/Secretary

55

HS Draft 2: 20.10.2006

………………………….. 2007

99 BISHOPSGATE (NO. 1) LIMITED

and

99 BISHOPSGATE (NO. 2) LIMITED

and

99 BISHOPSGATE MANAGEMENT LIMITED

and

HAMMERSON U.K. PROPERTIES PLC

and

CRA INTERNATIONAL (UK) LIMITED

and

CRA INTERNATIONAL, INC.

UNDERLEASE

of

25th Floor at 99 Bishopsgate London EC2

Herbert Smith LLP

1

2

LAND REGISTRY PRESCRIBED CLAUSES

LR1. Date of lease	2007

LR2. Title number(s)	LR2.1 Landlord’s title number(s) NGL272172

LR2.2 Other title numbers None

LR3. Parties to this lease	Landlord 99 BISHOPSGATE (NO.1) LIMITED (Co. Regn. No. 4123195) and 99 BISHOPSGATE (NO.2) LIMITED (Co. Regn. No. 4122779 whose registered offices are at 10 Grosvenor Street London W1K 4BJ

Landlord’s Guarantor HAMMERSON U.K. PROPERTIES PLC whose registered offices are at 10 Grosvenor Street London W1K 4BJ (Co. Regn. No. 298351)

Tenant

CRA INTERNATIONAL (UK) LIMITEDwhose registered office is at St Helens 1 Undershaft London EC3A 8EE (Co. Regn. No. 04007726)

Guarantor

CRA INTERNATIONAL, INC.whose registered office is at John Hancock Tower, T-33, 200 Clarendon Street Boston MA 02116

Management Company

99 BISHOPSGATE MANAGEMENT LIMITED whose registered office is at 10 Grosvenor Street London W1K 4BJ (Co. Regn. No. 3071752)

LR4.Property

In the case of a conflict between this clause and the remainder of this lease then, for the purposes of registration, this clause shall prevail.

As defined as the Demised Premises in the Particulars to this lease.

3

LR5. Prescribed statements etc.	None

LR6. Term for which the Property is leased	The term as specified in clause 1 of this lease and defined as “Term”.

LR7. Premium	None

LR8. Prohibitions or restrictions on disposing of this lease	This lease contains a provision that prohibits or restricts dispositions.

LR9. Rights of acquisition etc.	LR9.1 Tenant’s contractual rights to renew this lease, to acquire the reversion or another lease of the Property, or to acquire an interest in other land None

LR9.2 Tenant’s covenant to (or offer to) surrender this lease The covenant specified in clause 4.15 of this lease

LR9.3 Landlord’s contractual rights to acquire this lease The right specified in clause 4.15 of this lease

LR10. Restrictive covenants given in this lease by the Landlord in respect of land other than the Property	None

LR11. Easements

LR11.1 Easements granted by this lease for the benefit of the Property

The easements as specified in Schedule 2 to this lease

LR11.2 Easements granted or reserved by this lease over the Property for the benefit of other property

The easements as specified in Schedule 3 to this lease.

LR12. Estate rent charge burdening the property.	None

LR13. Application for standard form of restriction	None

LR14. Declaration of trust where there is more than one person comprising the Tenant

4

LEASE PARTICULARS

1.	DATE		2007

THIS LEASE IS AND IS INTENDED TO BE DELIVERED ON THE DATE FIRST ABOVE WRITTEN

2.	PARTIES
(a)	LANDLORD	:	99 Bishopsgate (No. 1) Limited

99 Bishopsgate (No. 2) Limited

(b)	MANAGEMENT COMPANY	:	99 Bishopsgate Management Limited

(c)	LANDLORD’S GUARANTOR	:	Hammerson U.K. Properties plc

(d)	TENANT	:	CRA International (UK) Limited

(e)	TENANT’S GUARANTOR:	:	CRA International, Inc.

3.	DEMISED PREMISES	:	ALL THOSE premises on the 25th floor of the Building shown edged red on Plan 1

4.	BUILDING	:	99 Bishopsgate London EC2 shown edged red on Plan 2

5.	CONTRACTUAL TERM AND TERM COMMENCEMENT AND EXPIRY DATES	:	Commencing on the date hereof and expiring on 2 October 2016

6.	INITIAL RENT	:	Six Hundred and Sixteen Thousand Eight Hundred and Three Pounds (£616,803) per annum exclusive of VAT subject to review in the manner set out in Schedule 4

7.	RENT COMMENCEMENT DATE	:	1 October 2007

5

THIS UNDERLEASE made the          day of                                                         2007

BETWEEN:

(1)                                 99 BISHOPSGATE (NO. 1) LIMITED whose registered office is at 10 Grosvenor Street London W1K 4BJ (Co. Regn. No. 4123195) and 99 BISHOPSGATE (NO. 2) LIMITED whose registered office is at 10 Grosvenor Street London W1K 4BJ (Co. Regn. No. 4122779) (together the “Landlord”)

(2)                                 99 BISHOPSGATE MANAGEMENT LIMITED whose registered office is at 10 Grosvenor Street London W1K 4BJ (Co. Regn. No. 3071752) (the “Management Company”)

(3)                                 HAMMERSON U.K. PROPERTIES PLC whose registered office is at 10 Grosvenor Street London W1K 4BJ (Co. Regn. No. 298351) (the “Landlord’s Guarantor”)

(4)                                 CRA INTERNATIONAL (UK) LIMITED whose registered office is at St Helens 1 Undershaft London EC3A 8EE (Co. Regn. No. 04007726) (the “Tenant”)

(5)                                 CRA INTERNATIONAL, INC. whose registered office is at John Hancock Tower, T-33, 200 Clarendon Street, Boston MA 02116 whose address for service in the United Kingdom for the purposes of this lease is at St Helens 1 Undershaft London EC3A 8EE or such other address as advised in writing from time to time (“Tenant’s Guarantor”)

WITNESSES as follows:

1.                                     DEFINITIONS

In this lease the following expressions have the respective specified meanings (subject to any particular interpretation required by clause 2):

“Acts of Terrorism” means any act or omission of any person acting on behalf of or in connection with any organisation which carries out activities directed towards overthrowing or influencing by force or violence Her Majesty’s Government in the United Kingdom or any other government de jure or de facto or as shall otherwise fall within the definition of “terrorism” or “terrorist risk” normally used by insurance companies in the insurance market

“Building” means the land (of which the Premises form part) having a frontage to the west side of Bishopsgate and a return frontage to the south side of Wormwood Street and all buildings fixtures and other structures whatsoever (including Landlord’s Services Equipment) from time to time thereon and the appurtenances thereof which land (together with the building now erected thereon) is known as 99 Bishopsgate London EC2 and shown verged by a red line on Plan 2

“Common Parts” means all parts of the Building which are from time to time intended for the common use and enjoyment of the tenants and occupiers of the Building and persons claiming through or under them (whether or not other parties are also entitled to use and enjoy the same) and which are not let to any occupational tenant and are not designed for exclusive beneficial use and occupation (or designated for exclusive use and occupation by the Landlord) and including without prejudice to the generality of the foregoing the pedestrian ways circulation areas lobby entrance halls reception areas lifts including goods lifts lift shafts fire escapes landings staircases passages forecourts car park

1

post rooms service areas landscaped areas plant rooms management suites and any other areas which are from time to time during the Term reasonably provided by the Landlord for common use by or benefit of the tenants and occupiers of the Building

“Development” has the meaning ascribed to that expression by Planning Law

“Electricity Cost” means the actual cost charged to the Landlord (without any mark up) of the provision of electricity to the Premises (but not the Common Parts) after the date hereof for consumption by the Tenant in accordance with the Landlord’s covenant contained at clause 5.4 being a fair and proper proportion as reasonably and properly determined by the Landlord of the total cost of the provision of electricity to the Building as a whole (including the provision of any security for the supply of electricity to the Building which may from time to time be required by the relevant undertaker responsible for the supply of electricity chosen by the Landlord) which proportion shall so far as practicable be calculated and established using readings taken in such manner and at such times as the Landlord shall from time to time reasonably and properly determine of the check meters relating to the Premises from time to time installed but otherwise shall be determined in such manner as the Landlord shall  in its reasonable discretion consider to be fair and reasonable in all the circumstances Provided that the Landlord shall provide to the Tenant on request all proper details (including relevant invoices) of amounts falling within the Electricity Cost and of the details of its calculations

“Enactment” means every Act of Parliament directive and regulation now or hereafter to be enacted or made and all subordinate legislation whatsoever deriving validity therefrom

“Head Lease” means the lease under which the Landlord holds the Premises dated 29th September 1975 made between The Prudential Assurance Company Limited (1) and Bishopsgate Developments Limited (2) as varied by the Licence for Alterations and Deed of Variation dated 24th March 2000 between (1) The Prudential Assurance Company Limited and (2) 99 Bishopsgate Limited and the Deed of Variation dated 14th April 2000 between (1) The Prudential Assurance Company Limited and (2) 99 Bishopsgate Limited and the Lease dated 14th April 2000 between (1) The Prudential Assurance Company Limited and (2) 99 Bishopsgate Limited and “Superior Landlord” means the person for the time being entitled to the reversion immediately expectant on the term granted by the Head Lease and every other person having an interest in reversion to that term

“Group Company” means a company which is either the holding company of the Tenant or a wholly owned subsidiary of the Tenant or the Tenant’s holding company (as both expressions are defined in Section 736 Companies Act 1985)

“Insurance Cost” means in respect of any period for which the same is required  to be calculated the aggregate of the amount which the Landlord shall have reasonably and properly expended:

(a)                                 in effecting and maintaining insurance against the occurrence of the Insured Risks in relation to the Building in such sum as in the Landlord’s reasonable opinion represents its then full current replacement cost (having taken advice from insurance experts and making such advice available to the Tenant when requested) with such allowance as the Landlord (having taken advice from insurance experts as aforesaid) from time to time reasonably and properly considers appropriate in respect of related liabilities and expenses (including without limitation liability to pay any fees or charges on the submission of an application for planning permission and costs which might be incurred in

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complying with any Enactment in carrying out any replacement work and sums in respect of architects’ engineers’ and quantity surveyors’ and other professional fees and incidental expenses incurred in relation to any works of debris removal and of replacement and all irrecoverable VAT) and

(b)                                in effecting and maintaining any insurance relating to  property owners’ liability and  employer’s liability of the Landlord in relation to the Building and anything done therein and

(c)                                 in professional fees reasonably and properly incurred relating to insurance including reasonable and proper fees for insurance valuations carried out at reasonable intervals (but not more often than once in any 12 month period) and all reasonable and proper fees and expenses payable to the Landlord’s advisers in connection with effecting and maintaining insurance policies and claims AND

(d)                                equivalent to the total of all standard and reasonable excess sums which the insurers are not liable to pay out on any insurance claim in respect of the Building and which the Landlord or the Management Company  have expended in replacing the damaged or destroyed parts of the Building

“Insurance Rent” means in respect of any period for which the same is required to be calculated the aggregate of:

(a)                                 a fair and reasonable proportion attributable to the Premises as reasonably  determined by the Landlord of the Insurance Cost for the relevant period

(b)                                the amount which the Landlord shall reasonably and properly expend in effecting and maintaining insurance against up to six years’ loss of the rents first  hereinafter reserved  having regard to potential increases of rent in accordance with schedule 4 which might reasonably be expected to accrue and with any addition to the amount insured as the Landlord may decide in respect of irrecoverable VAT

(c)                                 (without prejudice to all other provisions of this lease relating to the use of the Premises and the vitiation of any policy of insurance) any amount which the Landlord shall expend in paying all additional premiums and loadings on any policy or policies of insurance required to be paid as a result of anything done or omitted by the Tenant and

(d)                                any tax charged on any premium for any such insurance

“Insured Risks” means loss damage or destruction whether total or partial caused by Acts of Terrorism fire lightning explosion riot civil commotion strikes labour and political disturbances and malicious damage aircraft and aerial devices (other than hostile aircraft and devices) and articles dropped from them storm tempest flood bursting or overflowing of water tanks and pipes impact earthquake and accidental damage to underground water oil and gas pipes or electricity wires and cables subsidence ground slip and heave and such other risks or perils against the occurrence of which the Landlord or any Superior Landlord are obliged to insure or which the Landlord may from time to time reasonably  deem it desirable to insure subject to such exclusions and limitations as are from time to time imposed by the insurers in the market generally and subject also to the exclusion of such of the risks specifically hereinbefore mentioned as the Landlord may reasonably decide (after

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consultation with the Tenant) where insurance cover in respect of the risk in question is not for the time being available in the London insurance market on reasonable terms

“Interest Rate” means a yearly rate of three per cent (3%) above either the base rate of Barclays Bank plc or such other bank (being for the time being generally recognised as a clearing bank in the London market) as the Landlord may from time to time nominate or if the base rate cannot be ascertained then above such other rate as the Landlord may reasonably specify (and so that whenever there is reference in this lease to the payment of interest at the Interest Rate such interest shall be calculated on a daily basis)

“Landlord’s Services Equipment” means all the plant machinery and equipment (with associated Service Media) within or serving the Building from time to time (whether or not within the Premises or other premises let or intended to be let by the Landlord) comprising or used in connection with the following systems (to the extent specified in the following paragraphs of this definition):

(i)                                     the whole of the sprinkler system within the Building (including sprinkler heads)

(ii)                                  the whole of the fire detection and fire alarm systems

(iii)                               the whole of the permanent fire fighting systems (but excluding portable fire extinguishers or other fire equipment installed by the Tenant or other tenants of the Building)

(iv)                              the whole of the chilled water system

(v)                                 the whole of the building management system (including the building security system) installed by the Landlord

(vi)                              the central electrical supply system from the mains supply into the Building so far as (and including) the electrical riser busbars connecting to the distribution boards at each level in the Building which is let or intended to be let by the Landlord

(vii)                           the whole of the air handling system and the electricity supply and control systems for the same

(viii)                        the standby generators and associated cabling wiring and duct work but excluding in each case any “stand alone” or additional systems installed by the Tenant or any other tenant or occupier of the Building

“Lettable Unit” means any unit of accommodation forming part of the Building which is designed for separate occupation or any part of the Building designated for separate occupation by the Landlord

“Level 24 Lease” has the same meaning ascribed to it as in the agreement for lease dated [                        ] and made between the Landlord (1) the Management Company (2) the Landlord’s Guarantor (3) the Tenant (4) and the Tenant’s Guarantor (4);

“Level 26 Lease” has the same meaning ascribed to it as is the agreement for lease dated [                     ] and made between the Landlord (1) the Management Company (2) the Landlord’s Guarantor (3) the Tenant (4) and the Tenant’s Guarantor (5);

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“Minor Works” means:

(a)                                  the repositioning of light fittings within the suspended ceilings

(b)                                 the provision of power outlet boxes (including all necessary wiring and tile cutting)

(c)                                  the repositioning of power outlet boxes and cut tiles within the raised floor system

(d)                                 fixing of picture frames or decorative panels to the core walls

“Net Internal Area” has the meaning ascribed to that expression by the Code of Measuring Practice - Fifth Edition (RICS/ISVA) (or if there shall be no such edition or no such expression for the time being the nearest equivalent thereto)

“Normal Business Hours” means 7.30 a.m. to 7.30 p.m. on Mondays to Fridays inclusive (except bank and other public holidays) subject to adjustment at the discretion of the Landlord from time to time PROVIDED THAT at no time shall the Normal Business Hours be less than 8.30 a.m. to 6.30 p.m.

“Order” means the Regulatory Reform (Business Tenancies) (England and Wales) Order 2003;

“Outside Normal Business Hours Charge” means the whole of the proper cost to the Management Company of carrying out or providing any of the Services at the request of the Tenant outside Normal Business Hours (including without prejudice to the generality of the foregoing costs and expenses in the nature of those set out in Part II of Schedule 6) or in the event of any of the Services being carried out or provided outside Normal Business Hours to the Tenant and any other tenant or tenants of the Building a fair proportion thereof as reasonably and properly determined by the Management Company or a qualified surveyor (acting as an expert) appointed or employed by the Management Company Provided that the Management Company shall provide to the Tenant on request all proper details (including relevant invoices) of amounts falling within the Outside Normal Business Hours Charge and of details of its calculations by the Management Company or such surveyor

“Permitted Part” means any part or parts of the Premises reasonably capable of separate occupation

“Permitted Use” means use as offices for any purpose within Class B1(a) (but not for any other purpose within that Use Class) of the schedule to the Town and Country Planning (Use Classes) Order 1987

“Planning Law” means every Enactment for the time being in force relating to the use or development of land and buildings and every planning permission statutory consent and agreement made under any Enactment relating to the Building

“Plans” means the plan annexed hereto

“Premises” means the premises described in schedule 1 and all permitted additions alterations and improvements made to them

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“Public Authority” means any Secretary of State and any government department public local regulatory fire or any other authority or institution having functions which extend to the Premises or their use and occupation and any court of law and the companies or authorities responsible for the supply of water gas and electricity or any of them and any of their duly authorised officers

“Reinstatement Specification” means the specification annexed hereto or in the event that materials listed in the specification are not available from time to time or appropriate for use then reference to such materials will be substituted by reference to materials of not materially less quality which perform a similar function

“Review Date” means 24 June 2011

“Service Area” means the areas at basement and sub-basement level of the Building comprising a loading area, an area for refuse compactors, areas for the delivery and pick up of goods and packages, the corridors giving access to the goods lift the post room and access thereto from the public highway

“Services” means the services and other matters specified in clause 6 and Part I of schedule 6

“Service Media” means those parts of the Building comprising gas water drainage electricity telephone telex signal and telecommunications heating cooling ventilation air conditioning fire alarm and other pipes drains sewers mains cables wires supply lines ducts conduits flues and all other common conducting media plant appliances and apparatus for the provision supply control and monitoring of services to or from the Building and other common equipment in each case used or provided for the benefit of tenants of the Building in common

“Term” means a term of years commencing on the date of this lease and expiring on 2 October 2016 and includes any period of holding over or extension whether by any Enactment or common law

“Uninsured Risks” means an Act of Terrorism which is not an Insured Risk at the date of the destruction or damage

“VAT” means Value Added Tax as referred to in the Value Added Tax Act 1994 (or any tax of a similar nature which may be substituted for or levied in addition to it)

“working day” means any day on which clearing banks in the City of London are (or would be but for a strike lock-out or other stoppage affecting particular banks or banks generally) open for business (except Saturdays and Sundays)

2.                                     INTERPRETATION

2.1                                Words importing the singular include the plural and vice versa and words importing one gender include both other genders

2.2                                The expressions “Landlord” “Landlord’s Guarantor” “Tenant” “Management Company” and “Tenant’s Guarantor” wherever the context so admits include their respective successors in title and assigns and where a party comprises more than one person covenants and obligations of that party take effect as joint and several covenants and obligations

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2.3                                A covenant by the Landlord Tenant or Management Company not to do (or omit) any act or thing also operates as a covenant not to permit or suffer it to be done (or omitted) and to prevent (or as the case may be to require) it being done by the Tenant any undertenant or any person at the Building with the authority (express or implied) of the Tenant

2.4                                References in this lease to:

2.4.1                                 any clause sub-clause schedule or paragraph is a reference to the relevant clause sub-clause schedule or paragraph of this lease and clause and schedule headings shall not affect the construction of this lease

2.4.2                                 any right of (or covenant to permit) the Landlord to enter the Premises shall also be construed (always in accordance with the proviso to clause 4.9) as entitling the Landlord to remain on the Premises with or without equipment but only for as short a period as is reasonably necessary in all the circumstances and permitting such right to be exercised by all persons authorised by the Landlord

2.4.3                                 any consent licence or approval of the Landlord or words to similar effect mean a consent licence or other approval in writing signed by or on behalf of the Landlord and given before the act requiring consent licence or approval

2.4.4                                 the Premises (except in clause 4.15) shall be construed as extending where the context permits to any part of the Premises

2.4.5                                 a specific Enactment includes every statutory modification consolidation and re-enactment and statutory extension of it for the time being in force save in relation to specific references to the Town and Country Planning (Use Classes) Order 1987 herein

2.4.6                                 the last year of the Term includes the final year of the Term if it shall determine otherwise than by effluxion of time and references to the expiry of the Term include such other determination

2.4.7

(A)                             Where the context permits rents or other sums being due from the Tenant to the Landlord or the Management Company mean that they are exclusive of any VAT properly chargeable thereon and the Landlord shall not be obliged to supply any VAT invoice until payment of VAT is received by it

(B)                               Whenever the consent licence or approval of the Landlord is required under this lease the relevant provision shall be construed as also requiring (and any consent licence or approval given by the Landlord shall be deemed subject to the need for) the consent licence or approval of the Superior Landlord (for which the Landlord shall apply expeditiously at the Tenant’s cost) but only where the same is required under the Head Lease except that nothing in this lease or in any consent licence or approval by the Landlord shall imply that the Superior Landlord’s consent licence or approval will not be unreasonably withheld or delayed

(C)                               References to any right of (or covenant to permit) the Landlord to enter the Premises shall extend to the Superior Landlord (but only where the

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99 BISHOPSGATE REINSTATEMENT SPECIFICATION

25TH FLOOR

1.0                               SUSPENDED CEILINGS

High quality polyester powder coated perforated metal ceiling planks with 150mm wide trim strip at 3000mm centres, with a 40mm intermediate trim at 1500mm.

All planks lift out.  The light fittings and diffusers are accommodated within matching plain tiles.

Tile perforation:  Micro-perforation with 10mm plain borders.

Finish:  RAL 9010 white, 20% gloss at 60 degrees.

Acoustic packing:  An insulation material with a density of not less than 80 kg/m2 faced with a black glass fibre sheet fully encapsulated, foil backed in a sealed and non - combustible envelope, with a 1mm zinc sheet backing.

2.0                               RAISED MODULAR FLOOR

A fully accessible, medium grade, raised modular floor system with an average overall depth of 125mm.  The under floor space is cleaned, clear of all tenant’s wiring and sealed.

Panel type:  Fully encapsulated, with a particulate core with consistent exterior appearance.  Panel is supported by fully adjustable pedestals adhered and fixed to the sub-floor.

Size:  600mm x 600mm.

Loading:  The floor system complies with the following working strengths :-

Concentrated load:  Not less than 4.5 kN over 300mm2 and not less than 3.0 kN over 25mm.

Uniformly distributed load:  Not less than 8.0 kN/m2.

General:  The floor system complies with all aspects of the PSA Performance Specification for Raised Floors (MOB PF2 / PS)

3.0                               BLINDS

High quality metal venetian blinds having 25mm un-perforated slats, colour white RAL 9010, and weighted cord controls.

The blinds are purpose made to fit the height and width of the window and are capable of being full retracted.  The blind head mechanism is securely fixed, but easily removable for maintenance purposes.

4.0                               CARPETS

Carpet tiles from an 80/20 standard range of carpet laid fully adhered to the raised floor system.

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5.0                               DECORATIONS

5.1                                 Office

•                         Walls:  Emulsion paint, white matt emulsion.

•                         Columns:  Emulsion paint, white matt emulsion.

•                         Skirtings:  Grey painted softwood.

•                         Office:  Core doors, clear lacquer finish.

6.0                               DOORS AND JOINERY

6.1                                 Veneer finish with hardwood lippings – light oak.

7.0                               SERVICES

7.1                                 The systems include; ventilation, heating and cooling by means of high level fan coil units and controls, lighting and emergency lighting, small power and fire alarm.

7.2                                 Design Criteria

External Conditions

Summer Design	29[o]C db, 20[o]C wb
Winter Design	-4[o]C db, 100% relative humidity

Internal conditions
Summer	22[o]C + 1[o]C
Winter	20[o]C minimum
Humidity Control	50% + 10%

Building cooling loads
Lighting	18 W/m2 to occupied space
Small Power	35 W/m2

Occupancy
1 person/ 10m² NLA

Ventilation/Outdoor air supply
1.2 litre/second/m² NLA	(12 litres/second/person)

Internal noise levels for building services
Open Floors	NR38

Electrical Distribution
Lighting	18 W/m2
Small Power	35 W/m²

Lighting
Lighting to office areas is provided by low brightness recessed luminaires with CIBSE LG3 guidelines to create a “good visual environment”.

Lighting levels are 500 lux at desk top level.

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Emergency Lighting

Self contained emergency luminaires are installed in areas of escape in tenants’ accommodation.

Fire Alarm

The fire alarm and detection system is of the analogue addressable type to category L2 providing coverage to the building for protection of life.

The system, incorporating a voice alarm, enables the speakers to be used for other security and public address announcements.

The systems provide phased evacuation and interfaces with mechanical plant, security and lighting management systems.

7.3                                 Systems Description

Ventilation Systems

The office floors are serviced by a four-pipe fan coil unit air conditioning system located within the suspended ceiling void. The units are as manufactured by Colman Moducel model 235 or equal. The forged brass 4 port control valves are manufactured by Satchwell type FEU. Conditioned air from the fan coil units is distributed via sheet metal ductwork to plenum boxes as manufactured by Colman Moducel series CB or equal.

Each fan coil unit will be served by a dedicated return air diffuser mounted temperature sensor.

Supply & Extract Diffusers

The plenum box terminates with a linear diffuser to provide uniform air distribution. The diffusers are manufactured by Colman Moducel CB series or equal, one and two-way directional blow.

Air is extracted from the space via extract diffusers as manufactured by Colman Moducel CB series or equal, two-way directional blow. These diffusers do not require a fitted plenum box.

Volume Control Dampers

Motorised isolation dampers are installed in the supply and extract ductwork main branches to achieve quadrant control, via the BMS to the floor. These isolation dampers are manufactured by Siebe  Ltd modelMF/6233 or equal and approved.

Volume control dampers are installed to all the sub branches to regulate their air volume. The dampers are manufactured by Advanced Air or equal, are stainless steel, aerofoil multi-blade dampers.

Fire Dampers

Where fire dampers are installed they are of the fusible link type manufactured by Volume Control Devices or equal and approved. The dampers comprise of interlocking stainless steel aerofoil blades, stainless steel bearings and peripheral gasket, totally enclosed drive mechanism and double skin galvanised 18 gauge spigot casing.

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Sprinklers

A sprinkler system is installed throughout to comply with the requirements of BS 5306 Part 2 1990 and the recommendations of the Loss Prevention Council. The sprinkler heads as installed are flush mounted as manufactured by Reliable Ltd or equal.

Valves

Commissioning Valves and Isolating Valves are installed to the return and flow respectively, of the landlord’s and tenants’ secondary CHW installation to the floor. The valves are as manufactured by Tour and Anderson Ltd or equal and approved.

Commissioning valves are typically as follows:

Up to 50mm diameter TA Fig MD41. A metal bronze commissioning set comprising of MD20 double regulating valve and MDFO on a fixed plate.

Isolation valves are typically as follows:

Up to 50mm diameter TA Fig 64. A metal gate valve 65mm and above. TA Fig 35 lever operated butterfly valve.

Perimeter Heating

Perimeter heating is provided to offset heat losses to the glazing. The finned heating element is manufactured by HCP Ltd or equal and approved, installed in an Architectural perimeter rail provided by Permasteelisa, the cladding manufacturers.

Light Fittings

Type S -  ETAP 2x28W T5 300x1200mm module recessed fluorescent luminaire with high frequency control gear and Meso-optic diffuser.

Type SE - As A type except with 3hr integral battery for emergency use.

Type  T – Torus 35FX range recessed 25W ceramic metal halide narrow beam projector with remote high frequency ballast.

Type W – Optix size 4 range recessed 2x18W (4000k) compact fluorescent wash-light with asymmetric kick deflector. Supplied with high frequency control ballast.

Type U – Bola SBI range recessed 35W ceramic metal halide wall-washer with set 30° tilt and inbuilt 2 part reflector. Supplied with remote electronic ballast and 35W HIT G12 – 4000k lamps and white bezel.

Lighting Management System

Lighting Management System which provides independent control and monitoring of every luminaire by Delmatic  type ZMC, comprising ZMC floor controllers and ZMC 8 way output control module or equal.

Small Power

Modular wiring system comprising master distribution boxes, wiring and tee-off components for connection to the high level fan coil units and lighting control modules.

Master distribution box – 12 No. 20A output ports

Accessories

Wandsworth series 2 range with satin stainless steel finish or equal.

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Fire Alarm and Detection System

An intelligent analogue programmable addressable system by ADT type IRC-3 incorporation voice and public address comprising: -

Smoke detectors – Signature Series 4D

Break glass call point – SIGA – KR1/SR/6S

Speakers – QFIT/SPECIAL/TF

Or equal.

Lighting

Lighting to office space by low brightness recessed fluorescent luminaries provided with CIBSE LG3 guidelines to create a ‘good visual environment’.

Lighting control to the office space complies with the new Part L of the Building Regulations, namely the Requirement L2(g) for providing lighting systems which are energy efficient.

“S” and “SE” type luminaires as specified below to all locations as indicated on the basebuild drawings.  Specification as:

S -  2x28W T5 recessed fluorescent luminaire with high frequency control gear.  As ETAP fitting previously described or equal and approved.

SE – As S type except with 3hr integral battery for emergency use.

Lighting to the office space is supplemented by feature lighting to the perimeter and interior core by the means of downlights and wall-washers described previously and shown on the base build drawings.

30 No. lighting control devices per floor. These devices are the combined photocell/ presence detector/ infra red receiver type compatible with the Delmatic lighting control system.

Emergency Lighting

Emergency lighting in all the office areas using general service luminaries with integral battery and chargers and self-contained emergency luminaires. Automated testing is through the lighting control system.

Power Systems

Final wiring from lighting control boxes to luminaries.  This cabling is of pre-wired lengths with plug type connectors to suit the Delmatic system.

Wiring from fused connection units to fan coil units as flexible connections, LSF type cabling.

Earthing & Bonding

The main earthing system is extended to the ceiling grid and earthing of new electrical installation.

The refurbished Earthing and bonding system complies with the relevant British Standard and the requirements of BS 7671.

Fire Detection and Alarm

Fire alarm devices include smoke detectors, voice alarm speakers and manual call points to integrate with the existing ADT Type IRC-3 system.

Electrical Accessories

Face plates for all electrical accessories including socket outlets, fused connection units and lighting switch plates.  These are Wandsworth series 2 range with satin stainless steel finish or equal.

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Floor Boxes

3 compartment box with interchangeable plates, minimum layout 1 box to 10 sq m.

Security System

A distributed intelligence structured wide area access control system by ADT type Janus comprising:-

Magnalocks – DRYAD DS7001

Proximity Readers – IDE/004/REA

Passcards – IDE/001/PC

Passive Infraced Detectors 3600 – P55048

CCTV Camera – CD/6252

Door Controller - IDC

8.0                               SUNDRIES

8.1                                 The installation of statutory fire escape signs to BS 5499 and fire action notices, complete with frames, clips and hanging wires.

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Head Lease so provides) and to all persons authorised by it and shall be construed in the manner required by clause 2.4.2 but in relation to the Superior Landlord and those with its authority and the Landlord shall use its reasonable endeavours to ensure that any such rights of entry under the Head Lease are exercised in accordance with the proviso to clause 4.9

(D)                              The rights excepted and reserved in schedule 3 are also excepted and reserved for the benefit of the Superior Landlord

3.                                     DEMISE AND RENTS

The Landlord DEMISES unto the Tenant ALL THAT the Premises TOGETHER WITH the easements and rights specified in schedule 2 exercisable in common with the Landlord and all others with its authority or otherwise from time to time entitled thereto EXCEPT and RESERVED unto the Landlord and all other persons authorised by it from time to time during the Term (including the Management Company in relation to the provision of the Services) the easements and rights specified in schedule 3

TO HOLD the Premises unto the Tenant (together with and except and reserved as aforesaid) for the Term SUBJECT to all rights easements covenants stipulations and other matters affecting the same and SUBJECT to the provisions of the deeds and documents mentioned in schedule 7

YIELDING AND PAYING therefor:

FIRST yearly and proportionately for any part of a year:

(A)                             from and including the date hereof to and including the day before the Rent Commencement Date a peppercorn (if demanded), and

(B)                               from and including the Rent Commencement Date to and including the day on which the Review Rent is agreed or determined in accordance with schedule 4 (and subject always to the provisions of schedule 4) the Initial Rent payable by equal quarterly payments to be made in advance on the usual quarter days in every year the first such payment (or a due proportion thereof) to be made on the date hereof

SECONDLY as additional rent from time to time the Insurance Rent payable within 14 days of demand

THIRDLY as additional rent on demand (in addition and without prejudice to the Landlord’s right of re-entry and any other right) interest at the Interest Rate on any sum owed by the Tenant to the Landlord (or the Management Company as appropriate) whether as rent or otherwise which is not:

(a)                                 received by the Landlord (or the Management Company as appropriate) on the due date (or in the case of money due only on demand within fourteen days after the date of demand) calculated for the period commencing on the due date for payment and ending on the date the sum and the interest is received  by the Landlord

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(b)                                demanded (or if tendered is for the time being refused) by the Landlord acting reasonably and properly (in the light of not wishing to waive its right to forfeit) in circumstances where the Tenant has materially breached its obligations under clauses 4.6, 4.12, 4.13 or 4.15 of this lease (but not otherwise) calculated for the period commencing on the due date for payment and ending on the date the sum (and the interest) is subsequently received by the Landlord

PROVIDED THAT the Landlord shall not be able to charge interest twice on the same sum if the express provision therefor is made elsewhere in this lease

FOURTHLY as additional rent all VAT for which the Landlord is or may become liable to account to H.M. Revenue & Customs (or other relevant body to whom account has for the time being to be made) for which the Landlord is unable to obtain credit or repayment as input tax on the supply by the Landlord to the Tenant under or in connection with the provisions of this lease or the interest created by it and of any other supplies whether of goods or services by the Landlord such rent fourthly reserved to be due for payment contemporaneously with the other rents or sums to which it relates

AND FIFTHLY a rent equal to the Electricity Cost such rent to be payable within 14 days of demand (either monthly or quarterly) as the Landlord shall properly determine

4.                                     TENANT’S COVENANTS

The Tenant covenants with the Landlord (and in respect of sub-clause 4.30 also with the Management Company) throughout the Term:

4.1                                Rent

To pay the rents reserved by this lease on the days and in the manner set out in clause 3 without deduction or set off

4.2                                VAT

Wherever the Tenant is required to pay any amount to the Landlord  hereunder by way of reimbursement or indemnity to pay to the Landlord  (as applicable) in addition  an amount equivalent to any VAT incurred by the Landlord save to the extent that the Landlord  obtains credit for or repayment of such VAT incurred by the Landlord  pursuant to sections 24 25 and 26 Value Added Tax Act 1994 or any regulations made thereunder or otherwise

4.3                                Outgoings

To pay all rates taxes charges and other outgoings whatsoever now or hereafter assessed charged or imposed upon the Premises or upon their owner or occupier by a competent authority (and a fair proper proportion reasonably determined by the Landlord attributable to the Premises of any rates taxes charges and other outgoings now or hereafter assessed charged or imposed upon the Premises in common with other premises or upon the owners or occupiers thereof) and (to the extent the Tenant does not pay it directly to the relevant supplier) the total cost (including meter rents) of all water (including chilled water) electricity and gas separately metered and/or exclusively supplied to the Premises during the Term  in all cases to the extent that they do not form part of and/or are not recoverable under the Service Charge or as an Electricity Cost excluding (without prejudice to the rent fourthly reserved and clause 4.2) any tax payable by the Landlord as a result of any actual

9

or implied dealing with the reversion of this lease or of the Landlord’s receipt of any sums payable by the Tenant hereunder

4.4                                Compliance with Enactments

To comply with the requirements of all Enactments and of every Public Authority (including the due and proper execution of any works) in respect of the Premises their use occupation employment of personnel in them and any work being carried out to them (whether the requirements are imposed upon the owner lessee or occupier) and not to do or omit anything on the Premises by which the Landlord may become liable to make any payment or do anything under any Enactment or requirement of a Public Authority

4.5                                Notices

As soon as possible to give to the Landlord notice of (and a  copy of) any notice permission direction requisition order or proposal made by any Public Authority and without delay to comply in all respects at the Tenant’s cost with the provisions thereof save that the Tenant shall if so required by and at the cost of the Landlord make or join in making such objections or representations in respect of any of them as the Landlord may reasonably require

4.6                                Repair

To keep the Premises in good and substantial repair and condition (damage by any of the Insured Risks or an Act of Terrorism (if not an Insured Risk) excepted to the extent that the insurance money shall not have been rendered irrecoverable or insufficient because of some act or default of the Tenant or of any person deriving title under or through it or their respective servants or agents or invitees) and to replace whenever necessary during the Term and on expiry of the Term the Landlord’s fixtures and fittings (including any fitted carpets) in the Premises (but for the avoidance of doubt excluding the Landlord’s Services Equipment) which may have become beyond repair with items of a similar type and quality to be approved by the Landlord (such approval not to be unreasonably withheld or delayed)

4.7                                Decoration and general condition and servicing

4.7.1                                 To keep the Premises maintained to a high standard of  decorative order and finish and properly cleansed and tidy and (without prejudice to the foregoing) as often as the same shall be necessary (and not less frequently than once in every fifth year of the Term) and also in the last year of the Term to clean paint polish or otherwise treat as the case may be all inside surfaces of wood and metal work of the Premises usually or requiring to be painted polished or otherwise treated with two coats at least of high quality paint or polish vinyl wall coverings (where applicable) or other appropriate materials in a good and workmanlike manner (and during the last year of the Term in a colour scheme and with materials first approved by the Landlord such approval not to be unreasonably withheld or delayed) PROVIDED ALWAYS THAT the Tenant shall not be obliged to carry out any such decorative treatment if the need for it is caused by damage by any of the Insured Risks to the extent that the insurance money shall not have been rendered irrecoverable or insufficient because of some act or default of the Tenant or of any person deriving title under or through it or their respective servants agents or invitees

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4.7.2                                 To clean the inside of all external window glazing in the Premises as often as is reasonably necessary

4.7.3                                 To enter into and maintain contracts for the regular inspection maintenance and servicing of all fixed plant and equipment comprised in the Premises which will  impact on the Landlord’s Services Equipment  by reputable contractors approved by the Landlord (such approval not to be unreasonably withheld) and to obtain satisfactory test certificates as may be reasonably required by the insurers and whenever reasonably required by the insurers in writing (but not more than once in any calendar year) to produce copies of such contracts and certificates

4.8                                Refuse

Not to deposit any refuse on any of the Common Parts except in areas designated for such purpose from time to time by the Landlord (provided that the Landlord designates sufficient refuse areas within the Common Parts having appropriate regard to the interests of good estate management) and to comply with all proper requirements of any Public Authority and any reasonable regulations made by the Landlord pursuant to clause 4.27 in relation to control over and disposal of rubbish

4.9                                To permit entry

To permit the Landlord (and persons authorised by the Landlord) at reasonable times on reasonable prior written notice (except in an emergency) to enter the Premises in order to:

4.9.1                                 examine their state of repair

4.9.2                                 ascertain that the covenants and conditions of this lease have been observed

4.9.3                                 take any measurement or valuation of the Premises

4.9.4                                 rebuild renew cleanse alter test maintain repair inspect and make connections to any part of the Building including the Service Media where such works cannot otherwise be carried out without such entry

4.9.5                                 during the last six months of the Term (or at any time in the case of a disposal of the Landlord’s interest) to show the Premises to prospective purchasers or tenants and their agents

4.9.6                                 exercise the rights described in schedule 3

PROVIDED ALWAYS THAT the Landlord shall not exercise any right to enter to carry out work on the Premises for the purposes described in clause 4 so as to interfere to a substantial extent or for a substantial time with the use of the Premises for the purpose of the business carried on by the Tenant the Landlord taking all reasonable steps to minimise inconvenience and as expeditiously as reasonably possible making good all and any damage caused by reason of such entry to the Premises to the reasonable satisfaction of the Tenant and wherever practicable in relation to any works in accordance with a programme of works approved by the Tenant (such approval not to be unreasonably withheld or delayed having due regard to the Landlord’s interest in the Building) and in compliance at all times with the Tenant’s reasonable regulations as to security and indemnifying the Tenant against all losses, costs, expenses or damage reasonably incurred arising as a result thereof

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4.10                           Compliance with notices relating to repair or condition

4.10.1                           To comply with any written notice requiring the Tenant to remedy any breach of its covenants relating to repair and condition

4.10.2                           If the Tenant shall not within a reasonable time commence and thereafter complete compliance  with any such notice to permit the Landlord and any authorised person to enter the Premises to remedy the breach as the Tenant’s agent and at the Tenant’s cost

4.10.3                           To pay to the Landlord on demand the actual costs and expenses reasonably and properly incurred by the Landlord under the provisions of this sub-clause

4.11                          Encroachments

4.11.1                           Not knowingly to obstruct any rights of light and other easements belonging to the Premises and not to give any acknowledgment that they are enjoyed by consent

4.11.2                           Not knowingly to do or omit anything which might subject the Premises to the creation of any new easement which would adversely affect the Landlord’s interest in the Premises and to give notice to the Landlord of any encroachment which might have that effect as soon as reasonably practicable following the same coming to the attention of the Tenant or when the Tenant ought reasonably to have become aware of the same

4.12                          Alterations and reinstatement

4.12.1                           Not to carry out any Development of or on the Premises nor (without prejudice to the exclusion of structural parts from the demise of the Premises) any works affecting any structural parts of the Building nor any work affecting the external appearance of the Premises or the Building and not knowingly to commit any waste PROVIDED THAT the Tenant shall with the Landlord’s prior approval (such approval not to be unreasonably withheld or delayed) be permitted to:

(A)                             affix items to the structure in a manner which does not affect the structural integrity of the Building

(B)                               install kitchenette facilities (not requiring external extraction ducting)

(C)                               install a disabled toilet

(D)                              install air conditioning to service a computer room

(E)                                install showers

(F)                                install fan coil units

(G)                               for so long as the Tenant occupies other parts of the Building contiguous to the Premises pursuant to other leases works to link the Premises with the floors of such contiguous parts of the Building with internal staircases and other media

4.12.2                           Subject to Schedule 2 and without prejudice to any other rights of the Landlord in respect of areas not included in the Premises not to install or erect any exterior

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lighting shade or awning or place any structure or other thing outside the Premises without Landlord’s consent

4.12.3                           Without prejudice to paragraphs 4.12.1 and 4.12.2 of this sub-clause and subject to the provisos to this paragraph 4.12.3 not to make any other alteration or addition to the Premises (including all electrical and other plant and equipment and the installation and removal of demountable partitioning) except:

(A)                             in accordance with plans and specifications (adequately describing the work in question and the manner in which the work will be carried out) previously submitted at the Tenant’s expense in triplicate to and approved by the Landlord (such approval not to be unreasonably withheld or delayed)

(B)                               in a manner which shall not materially adversely affect the Landlord’s Services Equipment any Service Media or the provision of any of the Services

(C)                               in accordance with any relevant terms conditions and regulations of any Public Authority (and in particular in relation to any electrical installation in accordance with the terms and conditions laid down by the Institution of Electrical Engineers and the Regulations of the Electricity Supply Authority) and the requirements of the insurance company with whom the Premises are for the time being insured and

(D)                              in a good and workmanlike manner

PROVIDED ALWAYS THAT:

(I)                                   if required no such alterations or additions shall be carried out until the Landlord has issued its consent (not to be unreasonably withheld or delayed) in writing to which the Tenant shall if required join as a party in a form reasonably acceptable to the Landlord

(II)                               any approved alteration or addition directly affecting the Service Media or the provision of any of the Services shall if the Landlord reasonably requires be carried out by the Landlord as agent for the Tenant (the Landlord having first provided the Tenant with at least two written estimates in respect of such works and giving the Tenant an opportunity to select which estimate the Landlord should proceed with) and all reasonable and proper costs expended by the Landlord in so doing shall be repayable by the Tenant on written demand

(III)                           once any such alterations or additions have been carried out the Tenant shall supply to the Landlord within 90 days of practical completion of such alterations or additions five copies of as-built plans (or if appropriate a computer aided design disk) if different from plans already provided pursuant to 4.12(A) showing the works as carried out and such other appropriate information reasonably required by the Landlord to enable the Landlord and the Tenant to complete a Licence for Alterations and to manage the Building effectively in the interests of good estate management and if the Tenant does not so provide as-built plans, computer disks and other appropriate information within the 90-day

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period aforesaid the Landlord may instruct its own consultants to prepare such information (the Tenant hereby agreeing to allow the Landlord and its consultants access to the Premises for such purposes) and the Tenant will within 7 days of demand reimburse to the Landlord its reasonable and proper costs in connection therewith

(IV)                           notwithstanding the provisos (I) to (III) above, the Tenant may erect and remove demountable partitioning and other works of a minor (non-structural) nature (including the Minor Works) not having a material adverse effect on the Service Media, the Landlord’s Services Equipment or provision of the Services without the Landlord’s consent subject to the Tenant giving written notice to the Landlord (together with plans in triplicate detailing such works) following such works

4.12.4                           At the expiry of the Term if and to the extent required by the Landlord to remove all alterations and additions made to the Premises by the Tenant and make good the Premises in accordance with the Reinstatement Specification in a proper and workmanlike manner PROVIDED THAT this paragraph 4.12.4 shall not apply in a case where the Landlord serves a Counter-Notice pursuant to sub-clause 4.15.2.

4.13                          Use

Not to use the Premises:

4.13.1                           for any purpose (and not to do anything in or to the Premises) which may be or become or cause a nuisance  obstruction or damage to any person or property

4.13.2                           for a sale by auction or for any public meeting or for any dangerous noxious noisy illegal offensive or immoral trade business or activity or for residential purposes and not to use the Common Parts for the transaction of any business or

4.13.3                           (without prejudice to the preceding paragraphs of this sub-clause) except for the Permitted Use

4.14                          Signs

4.14.1                           Subject to any provision herein to the contrary not to erect any aerial satellite dish sign signboard pole antenna wire or other apparatus on the outside of the Building

4.14.2                           Not to affix or exhibit so as to be visible from outside the Premises any placard sign notice fascia board or advertisement except the approved signs referred to in paragraph 3 of schedule 2

4.15                          Alienation

4.15.1                           If the Tenant at any time proposes to assign or underlet the whole of the Premises the Tenant shall first by an irrevocable unconditional written notice (“the Tenant’s Notice”) served upon the Landlord offer to surrender or assign this lease to the Landlord upon such financial terms and conditions as the Tenant may desire

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4.15.2                           During the period of fifteen working days following service of the Tenant’s Notice the Landlord may serve on the Tenant a notice in relation to the surrender created by this clause 4.15 in a form complying with the requirements of Schedule 3 to the Order (a “Warning Notice”).

4.15.3                           If the Landlord shall serve a Warning Notice the Tenant shall make a duly executed declaration or statutory declaration in a form complying with the requirements of Schedule 4 of the Order (a “Declaration”) as soon as reasonably practicable and the offer contained in the Tenant’s Notice shall remain irrevocable and open for acceptance by the Landlord until the service on the Tenant of the Counter-Notice pursuant to clause 4.15.4.

4.15.4                           Within fifteen working days of receipt of the Tenant’s Notice or, if later, the date of receipt of the Declaration from the Tenant (in respect of which time shall be of the essence) the Landlord may issue a counter-notice (“the Counter-Notice”) upon the Tenant stating the Landlord wishes to accept such surrender or assignment on the terms specified in the Tenant’s Notice

4.15.5                           If the Landlord serves a Counter-Notice on the Tenant then the Tenant shall surrender or assign (at the Landlord’s option) this lease to the Landlord and the Landlord shall accept an obligation to take a surrender or assignment of this lease (as the case may be) upon the terms specified in the Tenant’s Notice within 15 working days of receipt of the Counter-Notice by the Tenant either with vacant possession or subject only to a permitted underletting and the Tenant’s liability hereunder shall cease in respect of any matters arising following the date of such assignment or surrender and the Tenant shall be released from all its obligations hereunder but without prejudice to any antecedent breaches of covenant save in respect of reinstatement in relation to which the Tenant shall be required to leave the Premises in a clean and tidy condition (with all furniture removed) but not reinstated to the Reinstatement Specification.  Upon completion of such surrender or assignment (as the case may be) the Landlord shall (by deed) execute a formal release of the Tenant’s obligations hereunder in such form as the Tenant shall reasonably require

4.15.6

(A)                             If the Landlord does not take a surrender or assignment of this lease within the period specified in sub-clause 4.15.4 above for whatever reason then the Tenant’s obligation to surrender or assign to the Landlord under sub-clause 4.15.4 shall cease and the Tenant must (if it still wishes to assign or underlet this lease) complete its assignment or underletting on terms no worse than the financial terms and conditions stipulated in the Tenant’s Notice within 6 months from the date of the Tenant’s Notice extended by such period as results from the Landlord unreasonably withholding or delaying the issue of its consent and if the Tenant shall fail to complete within such period if it still wishes to assign or underlet the whole of the Premises it must reinstate the procedure set out in this clause 4.15

(B)                               If the Landlord does not serve a Counter-Notice upon the Tenant within the fifteen working day period specified in sub-clause 4.15.4 above then the Tenant must (if it still wishes to assign or underlet this lease)

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complete its assignment or underletting on financial terms no worse than the terms and conditions stipulated in the Tenant’s Notice within 6 months from the date of the Tenant’s Notice extended by such period as results from the Landlord unreasonably withholding or delaying the issue of its consent and if the Tenant shall fail to complete within such period if it still wishes to assign or underlet the whole of the Premises it must reinstate the procedure set out in this clause 4.15

4.15.7

(A)                             Subject to the foregoing provisions of this sub-clause 4.15 not to assign mortgage charge or underlet or in any other manner part with possession of any part (being less than the whole) of the Premises or agree to do so except that the Tenant may underlet the whole of (but not more or less than) any Permitted Part or Permitted Parts or share occupation in accordance with sub-clauses 4.15.9 to 4.15.13

(B)                               Subject to the foregoing provisions of this sub-clause 4.15 not to assign underlet or otherwise part with possession of the whole of the Premises or agree to do so except that the Tenant may assign or underlet the whole of the Premises in accordance with sub-clauses 4.15.8 to 4.15.12

(C)                               In the event that the Tenant proposes to assign or underlet the whole of the premises demised under the Level 24 Lease and Level 26 Lease or either solely the Level 24 Lease or solely the Level 26 Lease at the same time as this lease and has served the equivalent Tenant’s Notice on the Landlord pursuant to clause 4.15.1 of the Level 24 Lease and the Level 26 Lease in respect of each of the Level 24 Lease and the Level 26 Lease or pursuant to clause 4.15.1 of the Level 24 Lease or pursuant to clause 4.15.1 of the Level 26 Lease (as appropriate), and the Landlord has served a Counter-Notice for this lease, the Landlord must also serve such equivalent counter-notice on the Tenant as provided for in the Level 24 Lease and/or the Level 26 Lease (as appropriate).

(Assignment)

4.15.8

(A)                             Not to assign the whole of the Premises without first obtaining the Landlord’s consent issued within three months before completion of the assignment which consent shall not be unreasonably withheld or delayed but which may be granted subject to any one or more of the conditions referred to in clause 4.15.8 (B) and which may be withheld if the circumstance referred to in clause 4.15.8 (C) exists.  For the avoidance of doubt, the provisions of this clause 4.15.8 shall not apply in the event that the Landlord has served a Counter-Notice and the Tenant assigns this Lease to the Landlord in accordance with clause 4.15.5 hereof.

(B)                               The conditions referred to in clause 4.15.8 (A) above (which are specified for the purposes of section 19(1A) Landlord and Tenant Act 1927) are:

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authorised guarantee

(1)                                 that the Tenant shall enter into an authorised guarantee agreement (as defined in section 16 Landlord and Tenant (Covenants) Act 1995) with the Landlord in a form which the Landlord reasonably requires guarantee of authorised guarantee

(2)                                 that any guarantor of the Tenant’s obligations under this lease shall have guaranteed to the Landlord that the Tenant will comply with the terms and conditions of the authorised guarantee agreement referred to in sub-clause clause 4.15.8 (B)(1) on terms and in a form which the Landlord reasonably requires third party guarantee/rent deposit

(3)                                 that if so reasonably required by the Landlord the proposed assignee shall have either procured
(a)                                  covenants with the Landlord by a guarantor or guarantors (not being the Tenant or Tenant’s Guarantor) reasonably acceptable to the Landlord, in a form acceptable to the Landlord (acting reasonably); or
(b)                                 a deposit with the Landlord of such sum not less than 50% of the then current annual rent first reserved by this lease together with any VAT thereon as fourthly reserved by this lease (and including provisions for increase of the sum deposited following any future review of the rent first reserved by this lease) on such terms as the Landlord may reasonably require as additional security for the discharge of the Tenant’s obligations under this lease intra group dealings

(4)                                 if the proposed assignee is a Group Company the Tenant shall have procured either:
(a)                                  if the Tenant’s obligations under this lease are guaranteed by another Group Company that such Group Company covenants with the Landlord on terms reasonably acceptable to (but no more onerous than the existing guarantee) the Landlord (which shall include a covenant to accept a new lease in the same form as this lease mutatis mutandis if any of the circumstances referred to in clause 7.1 arise in respect of the Tenant or any assignee); or
(b)                                 if there is no guarantor of the Tenant’s obligations under this lease and if the assignee is not at the date of the application for consent to the proposed assignment in the reasonable opinion of the Landlord of financial standing equivalent to or greater than the Tenant at the date of this

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lease that the proposed assignee procures covenants by a Group Company which is not the Tenant or the proposed assignee and which is in the reasonable opinion of the Landlord of financial standing equivalent to or greater than the Tenant on terms reasonably acceptable to the Landlord (which shall include a covenant to accept a new lease in the same form as this lease mutatis mutandis if any of the circumstances referred to in clause 7.1 arise in respect of the Tenant or any assignee)

(C)                               The circumstance referred to in clause 4.15.8 (A) above (which is specified for the purposes of section 19(1A) Landlord and Tenant Act 1927) is where any sums due and properly demanded from the Tenant to the Landlord under this lease (not being the subject of a bona fide dispute) remain unpaid at the date of the application for consent to the proposed assignment

(Underletting)

4.15.9                           Not to underlet the whole of the Premises or any Permitted Part (each being referred to in this paragraph as the premises) except:

(A)                             to a person who before the underletting shall have covenanted with the Landlord to observe and perform the Tenant’s obligations under this lease during the sub-term to the extent they relate to the premises demised by the underletting (other than the payment of rents) and shall have covenanted not to assign or underlet the whole of the premises without the Landlord’s consent (which shall not be unreasonably withheld or delayed) and shall have given an unqualified covenant not to assign or underlet part of the premises or otherwise part with possession or share the occupation of the premises or any part of them other than on the same basis as sub-clause (4.15.10(C) below (applying mutatis mutandis to the sub-tenant)

(B)                               by reserving as a yearly rent without payment of a fine or premium (in addition to the service and insurance and other rents payable under this lease except the rent first hereby reserved or (in the case of underletting of a Permitted Part) a pro rata proportion of them) an amount not less than:

(1)                                 (in the case of an underletting of the Premises) the then open market rent of the Premises
(2)                                 (in the case of an underletting of a Permitted Part) the then open market rent of the Permitted Part (notwithstanding that this may be less than a pro-rata proportion of the then open market rent of the Premises as a whole)

(C)                               by a form of underlease:

(1)                                 by which the principal rent reserved by the underlease is reviewed upwards only at each of those Review Dates which will

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occur during the sub term in accordance with the same principles (mutatis mutandis) as apply to the rent first reserved by this lease
(2)                                 requiring the underlessee to observe and perform all the covenants and other provisions binding on the Tenant under this lease (other than the covenant by the Tenant to pay the several rents reserved hereunder) to the extent they relate to the premises and containing:
(a)                                  a condition for re-entry by the underlessor on breach of any covenant by the underlessee
(b)                                 a qualified covenant not to assign or underlet the whole of the premises and an absolute covenant not to assign or underlet part of the premises or to otherwise part with possession or share the occupation of the premises or any part of them save by way of group company sharing
(c)                                  whereby the provisions of sections 24 to 28 inclusive of the Landlord and Tenant Act 1954 have been excluded in relation to the underlease in accordance with section 38A of the Landlord and Tenant Act 1954 before the underlease is granted or if earlier the underlessee becomes contractually bound to take it

(D)                              with the Landlord’s consent issued within three months before completion of the underletting which consent (subject to compliance with the foregoing conditions precedent) shall not be unreasonably withheld or delayed

4.15.10                     In relation to an underlease of a Permitted Part:

(A)                             not to include in the sub-demise the whole or any part of the entrance to or the reception area of the Premises

(B)                               to except from the underlease all necessary circulation areas and plant and equipment which will serve the Premises in common

(C)                               not as a result of the grant to create or permit the creation of more than two separate occupations affecting the whole of each floor of the Premises (occupations under this lease counting as one occupation save where the occupation under this lease is only of corridor areas and ducts common to the sub-demises)

(D)                              to include a provision excluding sections 24 to 28 inclusive of the Landlord and Tenant Act 1954 and complying with paragraph 5 of Schedule 2 to the Regulatory Reform (Business Tenancies) (England and Wales) Order 2003

4.15.11                     To enforce the observance and performance by every such underlessee and its successors in title of the provisions of the underlease and not expressly or impliedly to waive any breach of them nor (without the Landlord’s consent which shall not be unreasonably withheld or delayed) vary the terms of any underlease

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4.15.12                     Not to agree any reviewed rent payable under an underlease without the Landlord’s consent (PROVIDED ALWAYS THAT the Landlord shall not unreasonably withhold or delay any consent required under this sub-paragraph) and to procure that any representations which the Landlord may wish to make in relation to the rent review are duly submitted to the underlessee (or, in the case of the Tenant and underlessee not being able to agree the reviewed rent payable under the underlease to the independent person agreed or selected to decide the reviewed rent) and to provide to the Landlord promptly on the same becoming available copies of any representations made by or on behalf of the Tenant or the underlessee in relation to such rent review and PROVIDED THAT the Landlord shall be responsible for its own costs

(Sharing occupation)

4.15.13                     Not to part with or share the occupation of the Premises or any part of them except that the Tenant may share occupation with a company which is (but only for so long as it remains) either the holding company of the Tenant or a majority-owned subsidiary of the Tenant or of the Tenant’s holding company (as those expressions are defined in section 42 of the Landlord and Tenant Act 1954) so long as the Tenant does not grant the person sharing occupation exclusive possession (so that such company occupies as licensee only without creating any relationship of landlord and tenant) nor otherwise transfer or create a legal estate and the Tenant shall notify the Landlord of the identity of each company in occupation

4.16                          Registration

4.16.1                           Within twenty-eight days after any disposition or devolution of this lease or of any estate or interest in or derived out of it to give notice in duplicate of the relevant transaction to the Landlord for registration with a certified copy of the relevant instrument and to pay to the Landlord a fair and reasonable fee for each such registration of not less than twenty five pounds

4.16.2                           To notify the Landlord  of the determination or agreement of every rent review under any underlease of the Premises within 28 days after the date of determination or agreement

4.17                          Payment of cost of notices consents etc.

To pay on demand all reasonable and proper expenses (including counsels’ solicitors’ surveyors’ and bailiffs’ fees) properly incurred by the Landlord in and incidental to:

4.17.1                           the preparation and service of a notice under section 146 Law of Property Act 1925 notwithstanding that forfeiture is avoided otherwise than by relief granted by the court and

4.17.2                           every step properly taken during or within 3 months after the expiry of the Term in connection with the enforcement of the Tenant’s obligations under this lease including the service or proposed service of all notices and schedules of dilapidations and

4.17.3                           every application by the Tenant for consent licence or approval under this lease even if the application is withdrawn or properly refused except where consent is

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unreasonably withheld or delayed  proffered subject to unreasonable conditions or granted pursuant to unlawful conditions

4.18                          Machinery

Not to install in the Premises any plant or machinery other than usual office equipment without the Landlord’s consent which shall not be unreasonably withheld or delayed PROVIDED ALWAYS THAT no plant or machinery shall be installed or operated in the Premises and nothing shall be done or omitted in them which would be likely to cause:

4.18.1                           the efficiency of the heating ventilation air conditioning and cooling system installed in the Building by the Landlord to be materially diminished or impaired in any material way

4.18.2                           noise dust fumes vibration or electrical interference adversely affecting or having an  intrusive effect on any other part of the Building or other adjoining property or persons outside the Premises

4.19                          Obstruction/overloading

Not knowingly to obstruct:

4.19.1                           or damage any part of the Building or exercise any of the rights granted by this lease in a way which causes nuisance or damage

4.19.2                           any means of escape required by any competent authority

4.19.3                           or discharge any deleterious matter into

(A)                             any pipe drain or other conduit serving the Premises and (to the extent they lie within the Premises) to keep them clear and functioning properly or

(B)                               any Service Media

4.19.4                           or stop-up or darken the windows and other openings of the Premises nor to overload or cause undue strain to the Service Media or any other part of the Building and in particular not to suspend any undue weight from the ceilings or walls of the Premises and not to exceed the following floor loadings:

floor finishings                                                       :                                             4 kN/m2 (80lbs per sq.ft)

live load                                                                                           :                                             1kN/m2 (20lbs per sq.ft)

4.19.5                           any  notice required by law erected on the Premises or  any erected by the Landlord pursuant to the rights reserved to it under this lease

4.20                          Parking/goods delivery

To ensure that all loading unloading deliveries and despatch of goods is carried out only by using the service accesses and goods lifts designated by the Landlord for the use of the Premises

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4.21                          Planning Law and compensation

4.21.1                           Without prejudice to clause 4.4 at all times during the Term to comply with the provisions and requirements of Planning Law relating to or affecting:

(A)                             the Premises

(B)                               any operations works acts or things carried out executed done or omitted on the Premises

(C)                               the use of the Premises

(D)                              the use by the Tenant of (and the exercise of any other rights hereunder in respect of) any other parts of the building

4.21.2                           Subject to the provisions of paragraph 4.21.3 of this sub-clause as often as occasion requires during the Term at the Tenant’s expense to obtain  all planning permissions (and serve all notices) required under Planning Law in respect of the Premises whether for the carrying out by the Tenant of any operations or the institution or continuance by the Tenant of any use of the Premises or any part thereof

4.21.3                           Not without the Landlord’s consent to apply for any planning permission relating to the Premises (and not to apply for any such planning permission relating to any other part of the Building) save that the Landlord’s consent shall not be unreasonably withheld or delayed to the making of a planning application in respect of the Premises relating to any alterations operations or use or other thing (if any) which assuming it to be implemented in accordance with Planning Law would otherwise not be in breach of the provisions of this lease

4.21.4                           If the Landlord so requires (and at the Landlord’s cost) in connection with any relevant proposal by the Tenant to apply for a determination under section 191 or 192 Town and Country Planning Act 1990

4.21.5                           If the Landlord consents in principle to any application by the Tenant for planning permission to submit a draft of the application to the Landlord for its approval and to give effect to its reasonable requirements in respect thereof and if and to the extent the Landlord so reasonably requires in writing to lodge the application with the relevant authority in the joint names of the Landlord and the Tenant and in duplicate

4.21.6                           If the Landlord reasonably requires to complete before the expiry of the Term all works on the Premises required as a condition of any planning permission implemented by the Tenant or by any person claiming under or through it

4.22                          Indemnity

To indemnify the Landlord against all expenses proceedings costs claims damages demands and any other liability or consequence arising out of or in respect of any breach of any of the Tenant’s obligations under this lease (including all costs reasonably and properly incurred by the Landlord in an attempt to mitigate any such breach) or of any act omission or negligence of the Tenant or any person at the Premises  with the Tenant’s authority

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4.23                          Defective premises

To give notice  to the Landlord of any defect in the Premises as soon as practicable after coming to the Tenant’s attention which defect would give rise to:

4.23.1                           an obligation on the Landlord to do or refrain from doing anything in relation to the Premises or

4.23.2                           any duty of care or the need to discharge such duty imposed by the Defective Premises Act 1972 or otherwise and at all times to display and maintain all discreet notices which the Landlord may from time to time reasonably require to be displayed at the Premises in relation to their state of repair and condition

4.24                          Insurance and fire fighting equipment

4.24.1                           Not to do or omit anything by which any insurance policy (subject to relevant extracts being provided to the Tenant) relating to the Building or any part of it becomes void or voidable or by which the rate of premium on such policy may be materially increased

4.24.2                           To comply with all proper requirements of the insurers and to provide and maintain unobstructed appropriate operational fire fighting equipment and fire notices on the Premises

4.24.3                           To notify the Landlord as soon as possible of any incidence of any Insured Risk on the Premises

4.24.4                           If the whole or any part of the Building is damaged or destroyed by any of the Insured Risks at any time during the Term and to the extent that the insurance money under any insurance policy effected by the Landlord is rendered wholly or partially irrecoverable caused by some act or default of the Tenant or any person deriving title under or through the Tenant or their respective servants agents or invitees forthwith to pay the Landlord the whole amount of the insurance money so irrecoverable

4.25                          Dangerous and contaminative materials

Not to keep place store or use or permit or suffer to be kept placed stored or used in or upon or about the Premises any materials substance or other thing of a dangerous inflammable combustible explosive corrosive or offensive nature or any materials substance or other thing which is likely in any way to cause pollution injury or harm by percolation corrosion contamination migration release or otherwise on beneath or in the vicinity of the Premises provided that uses of substances ancillary to normal office use shall not constitute a breach of this lease

4.26                          Yield up

4.26.1                           Subject to the provisions of clause 4.12.4 hereof, at the expiry of the Term to remove all chattels and (to the extent the Landlord may require in writing) tenant’s fixtures and quietly to yield up the Premises reinstated in accordance with the Reinstatement Specification and restored and made good to the extent required under clause 4.12.4 and in the state of repair condition decorative order and layout otherwise required by this lease and any licences or consents issued in

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pursuance of it and to make good any damage so caused in a proper and workmanlike manner to the reasonable Landlord’s satisfaction

4.26.2                           The Tenant irrevocably authorises the Landlord to remove and dispose of any chattels which may be left in the Premises more than 14 days after the expiry or sooner determination of the Term (without being obliged to obtain any consideration for the disposal) and the Tenant irrevocably declares that any such chattels will stand abandoned by it

4.26.3                           To make due application to the Land Registry for the cancellation of any notice of or relating to this lease or any document supplemental or collateral to it registered at the Land Registry by the Tenant if requested to do so by the Landlord and on request to supply the Landlord with a copy of the application

4.26.4                           For the purposes of securing the Tenant’s obligation in clause 4.26.3 the Tenant hereby irrevocably appoints the Landlord and its successors in title severally as attorney of the Tenant and in its name (and with power to appoint the Landlord’s solicitors as substitute attorney) solely for the purposes of making any application referred to in clause 4.26.3 but only if the Tenant is in breach of the obligation to apply itself

4.27                          Regulations and covenants

To comply with:

4.27.1                           all reasonable regulations properly made by the Landlord from time to time and notified to the Tenant in writing for the good management of the Building  PROVIDED ALWAYS THAT no such regulations shall purport to amend the terms expressed in this lease and if there is any inconsistency between the terms of this lease and the regulations the terms of this lease shall prevail AND PROVIDED FURTHER THAT such regulations shall not impose any obligations or restrictions on the Tenant which shall be more onerous than the obligations and restrictions herein contained in respect of the subjects herein contained

4.27.2                           by way of indemnity only all covenants stipulations and other matters affecting the Premises in or referred to in documents referred to in Schedule 7 and not knowingly to interfere with any rights easements or other matters affecting the Premises

4.28                          Security and access

To use all reasonable endeavours to ensure that the Tenant’s visitors to the Premises observe such reasonable security regulations notified by the Landlord to the Tenant in writing which may apply to them

4.29                          Head Lease

4.29.1                           To observe and perform the covenants and conditions on the part of the lessee contained in the Head Lease so far as they relate to the Premises except the covenant for the payment of rent and payment of other monies thereunder (other than costs of approvals required hereunder) and except also so far as the

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obligations fall to be observed and performed by the Landlord or the Management Company

4.29.2                           Not to do or omit any act or thing which would or might cause the Landlord to be in breach of the Head Lease in the form it is in at the date hereof

4.30                          Service Charge

To pay the Service Charge (and VAT thereon) to the Management Company for the period from the date hereof at the times and in the manner provided for in clause 6 and schedule 5 (subject to the terms thereof) without deduction or set off save as may be required by law and to pay the Outside Normal Business Hours Charge within 14 days of written demand (either quarterly or by monthly instalments)

5.                                     LANDLORD’S COVENANTS

The Landlord covenants with the Tenant:

5.1                                Quiet enjoyment

The Tenant may peaceably hold and enjoy the Premises without any lawful interruption by the Landlord or any person rightfully claiming through under or in trust for it or by title paramount

5.2                                Insurance

(A)                             To keep the Building (including the Premises and all means of access thereto within the Building) (except all tenants’ plant and equipment and trade fixtures) insured against the Insured Risks in such sum as in the Landlord’s reasonable opinion (having taken appropriate professional advice) represents its then full current reinstatement cost (together with architects and other professional fees costs of demolition and site clearance) with a reputable insurance company and to use reasonable endeavours to procure (whether by specific notice or general clause) that the Tenant’s interest is noted on the policy of insurance and the insurer waives any rights of subrogation it may have against the Tenant and that the policy contains a non-invalidation clause

(B)                               To insure and keep insured:

(1)                                 all air conditioning heating and hot water systems and boilers (if any) against explosion third party and all other usual and necessary risks such insurance to provide for periodical inspection of the said boilers to be arranged by the insurers; and
(2)                                 all lifts against mechanical and electrical breakdown third party and all other usual and necessary risks such insurance to provide for periodical inspection of the said lifts to be arranged by the insurers and cause all monies received by virtue of any such insurances to be laid out in making good the said central heating and hot water systems and boilers or the said lifts (as the case may be)

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5.2.2                                 On request to supply the Tenant (but not more frequently than once in any period of twelve months unless there is a change in the insurance policy) with full particulars of such insurance policy or policies

5.2.3                                 If and whenever during the Term the Premises the Building or any means of access to the Premises within the Building (except as aforesaid) is damaged or destroyed by an Insured Risk and to the extent that payment of the insurance monies is not refused because of any act neglect default or omission of the Tenant or of any person deriving title under or through the Tenant or their respective servants agents and invitees the Landlord will with all reasonable speed take all the necessary steps to obtain any requisite planning permissions and consents and immediately  after they are obtained to lay out the money received from the insurance of the Building (except sums in respect of public liability and employer’s liability and loss of rent) towards replacing and reinstating (but not necessarily in facsimile reinstatement) the damaged or destroyed parts of the Building and in the case of the Premises to the Reinstatement Specification as soon as reasonably practicable (the Landlord agreeing to notify the Tenant in writing of the anticipated date by which the Premises will be so reinstated at least 2 months prior to such date) and the Landlord shall make good any shortfall out of its own monies PROVIDED ALWAYS THAT the Tenant shall have no claim against the Landlord under this clause 5.2.3 in respect of the manner of replacement of the interior of any Lettable Unit other than the Premises or any alteration to the Common Parts provided access to the Premises and the exercise of rights granted hereunder are no less convenient and commodious and PROVIDED FURTHER THAT the Landlord shall not be liable to carry out the replacement if it is unable (having used all reasonable endeavours) to obtain every planning permission and consent necessary to execute the relevant work in which event the Landlord shall be entitled to retain all the insurance money received by it

5.2.4                                 If and whenever during the Term the Premises the Building or any means of access to the Premises within the Building is damaged or destroyed by the Uninsured Risk so that the Premises are incapable of beneficial occupation or use then the Landlord shall have 12 months from the date of such damage or destruction (the “Election Period”) to decide whether to rebuild or reinstate the Premises the Building and/or the means of access to the Premises within the Building

5.2.5                                 The Landlord shall give the Tenant not less than two months’ written notice expiring no later than the end of the Election Period as to whether or not it intends to rebuild or reinstate the Premises the Building or means of access to the Premises

5.2.6                                 Following service of the Landlord’s notice in accordance with clause 5.2.5 that it does intend to rebuild or reinstate the Premises the Building or any means of access to the Premises within the Building the Landlord shall comply with its obligations set out in clause 5.2.3 as if the same were set out here in full mutatis mutandis and as if the term “Insured Risk” was replaced by the term “Uninsured Risk” and on the basis that the Landlord’s obligation to reinstate is not conditional upon receipt of the insurance monies.

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5.2.7                                 Following service of the Landlord’s notice in accordance with clause 5.2.5 that it does not intend to rebuild or reinstate the Premises the Building or any means of access to Premises within the Building this lease shall forthwith determine.

5.2.8                                 If the Landlord shall not have served notice in accordance with clause 5.2.5 the Landlord or the Tenant may on the service of notice in writing given to the other within the period of 3 months following the date 2 months less one day prior to the expiration of the Election Period forthwith determine this lease.

5.2.9                                 If notice to determine the lease is served pursuant to clause 5.2.5 or 5.2.8 this lease shall forthwith determine but the determination shall be without prejudice to any right of action of either party in respect of any previous breach of this lease by the other and all moneys (if any) payable under the insured policies shall be paid to and belong to the Landlord absolutely.

5.2.10                           If Acts of Terrorism become an Uninsured Risk then the Landlord shall notify the Tenant of the same in writing as soon as reasonably practicable.

5.3                                Head Lease

5.3.1                                 To pay the rents reserved by and other sums due under the Head Lease and to perform (so far as the Tenant is not liable for such performance under the terms of this lease but so far only as to preserve the existence of the Head Lease and this lease) the covenants and conditions on the part of the lessee contained in the Head Lease

5.3.2                                 On the request  of the Tenant to use all reasonable endeavours to enforce the covenants on the part of the Superior Landlord contained in the Head Lease

5.3.3                                 To use all reasonable endeavours at the Tenant’s expense to obtain the consent of the Superior Landlord wherever the Tenant makes application for any consent required under this lease where the consent of both the Landlord and the Superior Landlord is needed by virtue of this lease and the Head Lease

5.3.4                                 To comply with the conditions, covenants and obligations contained in the documents referred to in schedule 7

5.4                                Electricity provision

Subject to clause 7.3 and 7.7 to  provide or procure the provision of electricity to the Premises  to meet the requirements of the Tenant and other lawful occupiers of the Premises having regard to the overall electricity services design standards for the Building as a whole and to all relevant statutory provisions from time to time regulating the supply and utilisation of electricity and the terms and conditions relative thereto from time to time imposed by the electricity provider chosen by the Landlord

5.5                                Management Company Access

Subject to the proviso to clause 4.9 to allow the Management Company such rights over the Building as it requires from time to time for the due and proper provision of the Services

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5.6                                Signage

Not to grant the right for any tenant at the Building to affix signage the exterior of the Building PROVIDED THAT this clause 5.6 shall not apply in respect of the entrance doors to the part of the Building known as 101 Bishopsgate where the Landlord shall not be prohibited from granting rights for tenants to affix signage.

5.7                                Designation of facilities

Where the Landlord or Management Company is to designate a means of access or facilities or services hereunder the Landlord shall ensure that sufficient means of access facilities and/or services are provided to the Premises such that it shall at all times be capable of beneficial use and occupation by the Tenant for the purposes permitted by this lease

6.                                     PROVISION OF SERVICES

The Management Company covenants with the Tenant:

6.1                                Well and substantially to repair and properly clean and decorate the structure of the Building (including the structure of the roofs foundations external and internal walls and columns and structural slabs of the ceilings and floors) the external surfaces of the Building (including the whole of the glazing within the external walls of the Building) the Common Parts

6.2                                To keep the Service Media designed for common or general use and the Landlord’s Services Equipment in good and substantial repair and in clean condition and at all times in good and safe working order

6.3                                To keep the lifts in the Building clean and in good and substantial repair and condition and at all times in good and safe working order

6.4                                To provide heating or cooling (as appropriate) to the Premises and the toilets serving the same for such hours as the Tenant shall require (subject to the Tenant paying the Outside Normal Business Hours Charge in relation to provision outside Normal Business Hours)

6.5                                To ensure that the Premises have a constant supply of hot and cold water for use in washing facilities through such of the Service Media as are designed for the same

6.6                                To ensure that the Common Parts are at all times kept clean tidy and unobstructed

6.7                                To provide or procure the provision of electricity to the Premises and the Common Parts and each and every part thereof designed to receive the same to the extent necessary to meet the reasonable requirements of the Tenant and other lawful occupiers of the Premises having regard to the overall electricity services design standards for the Building as a whole and to all statutory provisions from time to time regulating the supply and utilisation of electricity and the terms and conditions relative thereto from time to time imposed by the electricity provider

6.8                                To comply with the requirements of any statute (already or in the future to be passed) or any government department local authority other public or competent authority or court of competent jurisdiction relating to the Building or any part for which any tenant or occupier of the Building is not directly or exclusively liable

6.9                                To ensure that at all times there are such security officers at and patrolling the Building as is reasonably appropriate for premises of the same size and nature as the Building

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6.10                          To provide or procure the provision of:

6.10.1                           without prejudice to the generality of the foregoing, the Services during Normal Business Hours; and

6.10.2                           such of the Services outside Normal Business Hours as in the Management Company’s reasonable discretion are appropriate to provide to a high class office building in the City of London outside Normal Business Hours; and

6.10.3                           such of the Services outside Normal Business Hours as the Tenant shall previously request (but subject to the Tenant being responsible for the Outside Normal Business Hours Charge)

(having regard in all cases to and in accordance with the overall design standards for the Building as a whole and subject to the limitations contained in Clause 7.6) in an efficient and economic manner and in accordance with good estate management provided that the Management Company shall be entitled to employ such managing agents professional advisers contractors and other persons as it shall from time to time reasonably think fit for the purpose of the performance of the Services

PROVIDED THAT the Management Company shall not be liable for (without prejudice to the provisions of clause 7.3) any temporary closure of any of the Common Parts or temporary interruption in the provision of the Services or stoppage or severance affecting any of the Service Media or any temporary interruption to the supply of electricity to the Common Parts or temporary closure or diversion of any of the Common Parts or Service Media by reason of necessary inspection repair maintenance or replacement thereof or any part thereof or any plant machinery equipment installations or apparatus used in connection therewith or damage thereto or destruction thereof by any risk (whether or not an Insured Risk) or by reason of electrical mechanical or other defect or breakdown or frost or other inclement conditions or shortage of fuel materials supplies or labour or whole or partial failure or stoppage of any mains supply due to any circumstances beyond the reasonable control of the Management Company PROVIDED ALWAYS that the Management Company shall use all reasonable endeavours to minimise the adverse effects of any such circumstances and to remedy any such temporary interruption closure or diversion as soon as reasonably practicable and ensure reasonable access is available to the Premises at all times

7.                                     PROVIDED ALWAYS AND IT IS HEREBY AGREED AND DECLARED THAT:

7.1                                Forfeiture and re-entry

7.1.1                                 Without prejudice to any other remedies and powers contained in this lease or otherwise available to the Landlord if

(A)                             the whole or part of the rent firstly reserved shall be unpaid for twenty-eight days after becoming payable (whether the rents have been demanded or not); or

(B)                               the whole or part of the rents (save the rent firstly reserved) shall be unpaid for 28 days after becoming payable and being demanded

(C)                               any of the Tenant’s material covenants in this lease are not performed or observed in the manner and at the times herein specified; or

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(D)                              the guarantee granted by any guarantor of the Tenant’s obligations is or becomes unenforceable (in whole or in part) for any reason whatsoever (save where such situation arises as a result of the Landlord’s actions) or the Tenant or any guarantor of the Tenant’s obligations (or if more than one person any one of them)

(E)                                being a company is the subject of a petition or issues a notice convening a meeting to consider a resolution for its winding up or enters into liquidation whether voluntarily (except for reconstruction or amalgamation of a solvent company on terms previously agreed by the Landlord) or compulsorily or has a provisional liquidator or a receiver (including an administrative receiver) appointed or a resolution is passed or any other step is taken by the company or its directors for the appointment of an administrator, or an administrator is appointed, or a petition or application for an administration order is presented in relation to the company or a petition for one or of a voluntary arrangement or a proposal for one under Part I Insolvency Act 1986 or is unable to pay its debts within the meaning of section 123 Insolvency Act 1986 or is otherwise insolvent or having been registered with unlimited liability it acquires limited liability or

(F)                                being a company incorporated outside the United Kingdom is the subject of any proceedings or event analogous to those referred to in clause 7.1.1(E) in the country of its incorporation or elsewhere or shall otherwise cease for any other reason to be or to remain liable under this lease or shall cease for any reason to maintain its corporate existence (other than by merger consolidation or other similar corporate transaction in which the surviving corporation assumes or takes over the liabilities of the Tenant under this lease);

(G)                               being an individual is the subject of a bankruptcy petition or bankruptcy order or of any application or order or appointment under section 253 or section 273 or section 286 Insolvency Act 1986 or otherwise becomes bankrupt or insolvent or dies or

(H)                              enters into or makes any proposal to enter into any arrangement or composition for the benefit of his creditors the Landlord may at any time thereafter (and notwithstanding the waiver of any previous right of re-entry) re-enter the Premises whereupon this lease shall absolutely determine but without prejudice to any Landlord’s right of action in respect of any antecedent breach of the Tenant’s covenants in this lease or any Tenant’s rights of action in respect of any antecedent breach of the Landlord’s or the Management Company’s covenant’s in this Lease provided that such forfeiture does not cancel reduce or restrict any right of action or remedy of the Landlord or the Tenant in respect of any breach prior to such forfeiture by the Tenant or the Landlord or Management Company (as applicable) of its obligations under this lease or the amount of damages which the Landlord or the Tenant (as the case may be) may claim

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7.2                                Letting scheme use and easements

No letting or building scheme exists or shall be created in relation to the Building and (subject only to those easements expressly granted by this lease) neither the Tenant nor the Premises shall be entitled to any easement or quasi-easement whatsoever and save to the extent necessary to preserve or protect the easements expressly granted by this Lease nothing herein contained or implied shall give the Tenant the benefit of or the right to enforce or to have enforced or to prevent the release or modification of any right easement covenant condition or stipulation enjoyed or entered into by any tenant of the Landlord in respect of property not demised by this lease or prevent or restrict the development or use of the remainder of the Building or any other land provided that the Landlord shall ensure that any such use or development does not materially adversely affect the Tenant’s use and enjoyment of the Premises

7.3                                Common Parts and Service Media

Subject always to the rights of the local authority the relevant supply authorities and any other competent authority and the rights granted to the Tenant hereunder the Common Parts and the Service Media are at all times subject to the exclusive control and management of the Landlord who may from time to time (if (having first consulted with the Tenant and duly taken reasonable representations into consideration) it shall be necessary or reasonable to do so for the benefit of the Building or otherwise in keeping with the principles of good estate management) alter divert substitute stop up or remove any of them (leaving available for use by the Tenant  at all times means of access to and egress from and servicing and amenities for the Premises not materially less advantageous convenient and commodious than existed prior to such alteration diversion substitution stopping up or removal)

7.4                                Service of notices

7.4.1                                 In addition to any other mode of service any notices to be served under this lease shall be validly served if served in accordance with section 196 Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962

7.4.2                                 If the Tenant or any guarantor comprises more than one person it shall be sufficient for all purposes if notice is served on one of them but a notice duly served on the Tenant will not need to be served on any guarantor

7.5                                Rent cesser

7.5.1                                 If and whenever during the Term:

(A)                             the Premises (other than the Tenant’s plant and equipment and tenant’s fixtures) or the means of access to or egress from all parts of the Premises within the Building or any of the services in the Building are damaged or destroyed by any of the Insured Risks so that the Premises are incapable of beneficial occupation and use and

(B)                               the insurance of the Building or the payment of any insurance money has not been vitiated as a result of the act neglect default or omission of the Tenant or of any person deriving title under or through the Tenant their respective servants agents and invitees

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the rents firstly fourthly and fifthly reserved by this Lease and the Service Charge or a fair proportion of them according to the nature and extent of the damage sustained shall be suspended and cease to be payable from and including the date of destruction or damage until whichever is the earlier of the date on which the Premises are reinstated to the Reinstatement Specification and if applicable the means of access and egress within the Building to the Premises and services necessary for the beneficial occupation and use of the Premises are available and the date of expiry of the period for which loss of rent is insured (being not less than four years and not more than six years) (and any of the rents firstly fourthly or fifthly reserved actually paid for a period expiring after the date of damage or destruction (or a fair and just proportion thereof) shall be repaid by the Landlord to the Tenant as soon as reasonably practicable) and any dispute about such suspension shall be referred to the award of a single arbitrator to be appointed in default of agreement on the application of the Landlord or the Tenant to the President for the time being of The Royal Institution of  Chartered Surveyors in accordance with the Arbitration Act 1996

7.5.2                                 If the circumstances contemplated by clause 5.2.6 exist the rent firstly, fourthly and fifthly reserved by this lease and the Service Charge or a fair proportion of them according to the nature and extent of the damage sustained shall be suspended and cease to be payable from and including the date of expiry of the Election Period until the date on which the Premises are reinstated to the Reinstatement Specification and if applicable the means of access and egress within the Building to the Premises and the services necessary for the beneficial occupation and use of the Premises are available and any dispute about such suspension shall be referred to the award of a single arbitrator to be appointed in default of agreement on the application of the Landlord or the Tenant to the President for the time being of The Royal Institution of Chartered Surveyors in accordance with the Arbitration Act 1996

7.6                                Provision for determination after destruction or damage

If the circumstances referred to in clause 7.5.1 or 7.5.2 shall apply such that the whole of the rent firstly fourthly and fifthly reserved by this lease and the Service Charge shall be suspended and it shall be apparent having regard to all the material facts and circumstances that the Premises (including if applicable the essential means of access to the Premises) shall not be capable of reinstatement to the Reinstatement Specification by the date which is 4 years from the date of the damage or destruction then in such circumstances either the Landlord or the Tenant may within a period of 12 months following the date which is 4 years from the date of the damage or destruction by notice served upon the other determine this lease forthwith but without prejudice to the rights of the parties in respect of any antecedent breaches

7.7                                Landlord’s liability

The Landlord shall not be liable for (without prejudice to the provisions of clause 7.3) any temporary closure of any of the Common Parts or temporary stoppage or severance affecting any of the Service Media or any temporary interruption to the supply of electricity to the Premises or temporary closure or diversion of any of the Common Parts or Service Media by reason of necessary inspection repair maintenance or replacement thereof or any part thereof or any plant machinery equipment installations or apparatus used in connection therewith or damage thereto or destruction thereof by any risk (whether

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or not an Insured Risk) or by reason of electrical mechanical or other defect or breakdown (save for any defect or breakdown caused by want of proper maintenance or repair) or frost or other inclement conditions or shortage of fuel materials supplies or labour or whole or partial failure or stoppage of any mains supply due to any circumstances beyond the reasonable control of the Landlord PROVIDED ALWAYS that where reasonably practicable the Landlord shall provide alternative services (if the absence thereof would materially adversely affect the Tenant’s use and enjoyment of the Premises) and otherwise PROVIDED ALWAYS that the Landlord shall use all reasonable endeavours to minimise the adverse effects of any such circumstances and to remedy any such temporary interruption closure or diversion as expeditiously as reasonably practicable

7.8                                Arbitration fees

The fees of any arbitrator incurred in any arbitration proceedings arising out of this lease may be paid to the arbitrator by the Landlord or by the Tenant notwithstanding any direction or prior agreement as to liability for payment and any sums so paid for which the party who pays them initially is not ultimately liable shall be repayable on demand by the party who is liable for them

7.9                                Rent review memorandum

Forthwith after every agreement or determination of any increase in the amount of the rent reserved and made payable by virtue of schedule 4 a memorandum recording the increase shall be attached to this lease and to the counterpart and such memorandum shall be signed by or on behalf of the Landlord and the Tenant respectively and each party shall bear their own costs in relation thereto

7.10                          No warranty as to use

Nothing contained in this lease shall constitute or be deemed to constitute a warranty by the Landlord that the Premises are authorised under Planning Law to be used or are otherwise fit for any specific purpose

7.11                          Disputes

7.11.1                           Any dispute between the Tenant and any other tenant or occupier of any part of the Building relating to any easement or right affecting the Building (other than the Landlord or the Management Company) or any part of it shall (unless the Landlord shall by notice to the parties concerned renounce its power to determine it) be referred to the Landlord whose decision (acting in the capacity of an expert) shall be binding upon the parties to the dispute

7.11.2                           Where any issue (other than one relating to a rent review) arising out of or under or relating to the Head Lease which also affects or relates to the provisions of this lease is to be determined as provided in the Head Lease the determination of such issue pursuant to the provisions of the Head Lease shall be binding on the Tenant as well as the Landlord for the purposes both of the Head Lease and this lease

7.12                          Rateable value appeals

If the Landlord or the Tenant intends to make a proposal to alter the entry for the Premises in the local non-domestic rating list it shall notify the other party of its intention and shall

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incorporate in the proposal such proper and reasonable representations as may be made by or on behalf of that party

7.13                          Jurisdiction

This lease shall be governed by and construed in all respects in accordance with the laws of England and the English courts shall have exclusive jurisdiction in relation to disputes arising under or connected with this lease and the parties hereto irrevocably submit to the jurisdiction of such courts and irrevocably waive any objection which any of them may have now or in the future to the English courts being nominated for the purpose of this clause on the grounds of venue or otherwise and agree not to claim that any such court is not a convenient or appropriate forum

8.                                     LANDLORD’S GUARANTOR’S OBLIGATIONS

8.1                                The Landlord’s Guarantor at the request of the Landlord and in consideration of the Tenant agreeing to take this lease unconditionally covenants and guarantees with and in favour of the Tenant as a primary obligor and not merely as a surety or merely collateral to that of the Landlord that all of the Landlord’s obligations covenants agreements and conditions contained in this lease will be performed and observed in the manner and at the times herein specified and that if there is default in performing and observing any of the Landlord’s obligations (notwithstanding any time or indulgence granted by the Tenant to the Landlord or compromise, neglect or forbearance on the part of the Tenant in enforcing the observance of the Landlord’s obligations in this lease) the Landlord’s Guarantor will observe and perform (or procure the performance and observance of) the obligations in respect of which the Landlord shall be in default and make good to the Tenant all losses costs damages and expenses properly occasioned to the Tenant by any breach non-observance or non-performance of any of the obligations covenants agreements and conditions as aforesaid

8.2                                The Landlord’s Guarantor at the request of the Management Company and in consideration of the Tenant agreeing to pay the Service Charge unconditionally covenants and guarantees with and in favour of the Tenant as a primary obligor and not merely as a surety or merely collateral to that of the Management Company that all of the Management Company’s obligations contained in this lease will be performed and observed in the manner and at the times herein specified and that if there is default in performing and observing any of the Management Company’s obligations (notwithstanding any time or indulgence granted by the Tenant to the Management Company or compromise, neglect or forbearance on the part of the Tenant in enforcing the observance of the Management Company’s obligations in this lease) the Landlord’s Guarantor will observe and perform (or procure the performance and observance of) the obligations in respect of which the Management Company shall be in default and make good to the Tenant all losses costs damages and expenses properly occasioned to the Tenant by any breach non-observance or non-performance of any of the obligations covenants agreements and conditions as aforesaid

8.3                                For the avoidance of doubt the obligations of the Landlord’s Guarantor under sub-clauses 8.1 and 8.2 above shall remain effective for the full duration of the Term notwithstanding (i) any sale (or other disposition) of the Landlord’s reversionary interest to this lease and/or (ii) any of the circumstances described (or analogous to those described) in sub-clauses 7.1.1(D), 7.1.1(E), 7.1.1(F), 7.1.1(G) or 7.1.1(H) hereof occurring in relation to either the Landlord or the Management Company.  In the event that either such event occurs, the

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Landlord’s Guarantor will, at its sole cost and expense, promptly enter into a deed directly with the Tenant (in a form required by the Tenant) to give full effect to the intention that the guarantees given by the Landlord’s Guarantor hereunder shall continue on the basis set out in this sub-clause 8.3

8.4                                The obligations of the Landlord’s Guarantor hereunder shall not be released, reduced, exonerated or in any way affected by:

8.4.1                                 any neglect, delay or forbearance on the part of the Tenant in taking steps to enforce the performance and observance of and compliance with any of the covenants, obligations and conditions on the part of the Landlord or the Management Company herein contained, or

8.4.2                                 any variation of this lease with the consent of the Landlord’s Guarantor (or without the consent of the Landlord’s Guarantor where such variation shall not increase the liability of the Landlord’s Guarantor) PROVIDED THAT (and the Landlord’s Guarantor expressly agrees that) any variation of this lease not being of the manner described in this sub-8.4.2 shall only take effect to release the Landlord’s Guarantor from liability to the extent of the increased liability arising out of such variation to the intent that, for the full duration of the Term, the Landlord’s Guarantor shall remain liable to the Tenant under this Clause 8 to the extent of such liability as existed at the date hereof

8.4.3                                 the Landlord or the Management Company ceasing to exist or having an administration order or any other circumstance in the nature of those described in sub-clause 8.4.2 above made against either of them, or

8.4.4                                 any other matter which, but for this provision, would or might operate to affect, reduce or extinguish the liability of the Landlord’s Guarantor under this Lease in whole or in part

9.                                     TENANT’S GUARANTOR’S OBLIGATIONS

In consideration of the Landlord entering into this lease, the Tenant’s Guarantor as a principal obligor agrees with the Landlord that:

9.1                                Guarantee

Until the expiry of this lease or until any earlier date when the Tenant’s Guarantor is released by virtue of the Landlord and Tenant (Covenants) Act 1995 from its obligations under this sub-clause:

9.1.1                                 the Tenant’s obligations under this lease will be performed;

9.1.2                                 the Tenant will comply with any authorised guarantee agreement which it enters into on a transfer of this lease; and

9.1.3                                 to the extent the Tenant’s obligations or any such authorised guarantee agreement are not complied with, the Tenant’s Guarantor will comply with them and will indemnify the Landlord against any loss it suffers as a result of any non-compliance.

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9.2                                Preservation of the Guarantee

The Tenant’s Guarantor’s obligations under sub-clause 8.1 are not affected by:

9.2.1                                 any indulgence, compromise or neglect in enforcing the Tenant’s obligations or any refusal by the Landlord to accept tendered rent;

9.2.2                                 any variation or waiver of any of the terms of this lease with the consent of the Tenant’s Guarantor (or without consent of the Tenant’s Guarantor where such variation shall not increase the liability of the Tenant’s Guarantor);

9.2.3                                 any partial surrender of this lease (and the Tenant’s Guarantor’s liability shall continue but only in respect of the Tenant’s continuing obligations);

9.2.4                                 any forfeiture of this lease, whether in whole or in part;

9.2.5                                 any legal limitation, immunity, incapacity, insolvency or the winding-up of the Tenant or by the fact that the Tenant otherwise ceases to exist;

9.2.6                                 any action taken by or on the Landlord’s behalf in contemplation of re-letting the Premises;

9.2.7                                 any other act or omission which, but for this provision, would have released the Tenant’s Guarantor from liability;

or any combination of any such matters.

9.3                                No right to participate in security

The Tenant’s Guarantor may not participate in, or exercise any right of subrogation in respect of, any security held by the Landlord for the Tenant’s obligations.

9.4                                Disclaimer

If this lease is disclaimed:

9.4.1                                 The Landlord may require the Tenant’s Guarantor at its cost to accept a new lease of the Premises on the same terms of, and containing the same agreements as, this lease (and, where any such term applies as at a particular date or period, as at the same date or period), as if this lease had not been disclaimed and as the terms have effect immediately before the disclaimer, for the residue of the Term, and with effect, from the date of disclaimer but the new lease shall omit this clause.

9.4.2                                 For the purposes of sub-clause 8.4.1:

(A)                             the Landlord may notify the requirement to the Tenant’s Guarantor only within the period of four months commencing on the date of disclaimer;

(B)                               if there are any matters outstanding under this lease immediately before it is disclaimed, they shall be determined between the Landlord and the Tenant’s Guarantor and be reflected, as appropriate, in the new lease;

(C)                               the new lease shall be completed within 4 weeks after the date when the Landlord notifies the requirement to the Tenant’s Guarantor.

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9.5                                Forfeiture or the Tenant ceasing to exist

If this lease is forfeited or if the Tenant ceases to exist, the Landlord may require the Tenant’s Guarantor to:

9.5.1                                 accept a new lease of the Premises in accordance with sub-clause 9.4, as if it applies to forfeiture or the Tenant ceasing to exist and to the date of forfeiture or cessation; or

9.5.2                                 pay the Landlord an amount equal to rents and outgoings due from the Tenant pursuant to the Tenant’s obligations under this lease by the Landlord from the date of forfeiture or cessation until (a) the earlier of the first date when all the Premises are re-let and the last day of the Term, or (b) the expiry of 4 months from the date of forfeiture or cessation and the Tenant’s Guarantor will comply with the relevant requirement.

9.6                                Transfer of the reversion

The benefit of the Tenant’s Guarantor’s obligations under this clause will pass to a transferee of the Landlord’s reversion in the Premises without need for an express assignment.

IN WITNESS whereof this Deed has been executed by the parties hereto and is intended to be and is hereby delivered on the date first above written

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SCHEDULE 1

(The Premises)

ALL THOSE office premises situate on the 25th floor and being part of the Building which are shown on the Plan and thereon edged red which premises include:

(a)                                 the plaster linings and other interior coverings and facing materials of all walls and of any columns within or bounding the said premises

(b)                                the screed the raised floor the fixed and unfixed floor coverings and all materials lying between the upper surface of the structural floor slab and the raised floor surface

(c)                                 the suspended ceilings including all materials forming part of them lying in the void space (if any) above such ceilings but below the lower surface of the structural ceiling slab

(d)                                all non-load bearing walls (including partitions) lying within the said premises

(e)                                 all plant and other apparatus and conducting media which serve the said premises exclusively including any which the Landlord may permit under clause 4.14 and whose operation does not have any impact on the central building systems

(f)                                   the following items supplied and fitted by the Landlord:

(i)                                     venetian horizontal perforated blinds (if any) on the inside of the external windows of the Premises

(ii)                                  high quality carpet tiles from Milliken (if any)

but exclude:

(i)                                    all Service Media and Landlord’s Services Equipment and

(ii)                                 the load bearing structure of the Building including the load bearing structure of the roofs foundations external and internal walls and columns and the structural slabs of the ceilings and floors together with any other structural parts of the Building and

(iii)                              the external surfaces of the Building and the whole of the window glazing and window frames and other fenestration units constructed in the external walls and in the other boundaries of the said premises

SCHEDULE 2

(Easements and rights granted)

1.                                     The right subject to the provisions of clause 7.3 and subject to compliance with all reasonable rules and regulations made in the interests of good estate management of the Building and having due regard to the interests of the Tenant in connection with the exercise of such right as may be prescribed from time to time by the Landlord:

1.1                                for the Tenant its servants and duly authorised agents invitees and visitors for the purpose only of ingress and egress to and from the Premises to use the Common Parts and to use all means of escape which shall at all times be in locations and in accordance with standards

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approved by any competent authority but only when needed in an emergency or fire drills (if any)

1.2                                to free and uninterrupted passage through and use of the Service Media

1.3                                to use such lavatories in the Building as the Landlord shall from time to time reasonably designate

1.4                                to use the lifts in the Building (with or without tea trolleys)

2.                                     The right of support shelter and protection for the Premises from any adjoining or neighbouring parts of the Building as enjoyed by the Premises at the date of this lease

3.                                     The right to have displayed the name of the Tenant on the signboard in the entrance lobby of the Building provided by the Landlord pursuant to paragraph 14 of Part I of schedule 6

4.                                     Subject to such regulations as the Landlord may reasonably notify in writing from time to time a right of way for the Tenant and all persons authorised by it (expressly or impliedly and including couriers) to pass and repass at all times with or without vehicles over and along the access ramp and roadway from the public highway to and from the Service Area and a right of ingress and egress from the Service Area to the Premises along such route as the Landlord may from time to time reasonably designate

5.                                     Subject to such regulations as the Landlord may reasonably notify in writing from time to time the right to load and unload vehicles delivering and picking up materials equipment and other items for use by the Tenant in the Service Area or such other area of the basement as shall from time to time be reasonably designated by the Landlord for the purpose

6.                                     The right for the Tenant and persons authorised by it at all reasonable times upon prior notice (except in case of emergency) and being accompanied if reasonably required by a representative of the Landlord (supplied by the Landlord) to enter such other parts of the Building as are not at that time let to another tenant and which it is necessary to enter for the purposes of exercising its rights herein granted or carrying out any works required to comply with the covenants and conditions of the Tenant herein contained and where such works cannot otherwise reasonably be carried out without such entry

7.                                     7.1                                  Subject to such regulations as the Landlord may reasonably notify in writing from time to time and obtaining any wayleave agreement (if appropriate) the right to connect with the network termination points and communications equipment and cabling in the Building of British Telecom or any other provider of telecommunications services subject in each case to the Tenant being responsible for the cost thereof and to lay and thereafter maintain repair renew and replace and use such telephone and other communication cabling and related equipment as the Tenant shall reasonably require from such network termination points to the Premises along such common risers in the Building as the Landlord shall reasonably and expeditiously direct (the Tenant being entitled to a fair proportion only of such common risers)

7.2                                  Subject to the Landlord’s prior written approval (not to be unreasonably withheld or delayed) the right to connect into install lay and thereafter maintain repair replace renew and use for the free and uninterrupted passage of services of whatever nature such other

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Service Media in the Building as the Tenant shall reasonably require for the purposes of its business along such riser ducts in the Building or in under or over other property over which the Landlord has corresponding rights as the Landlord shall reasonably direct (the Tenant being entitled to a fair proportion only of such riser duct space)

8.                                     The right in common with others to connect into the Landlord’s aerial on the roof of the Building and (subject always to first obtaining the Landlord’s consent (such consent not to be unreasonably withheld or delayed) and subject to all necessary statutory consents) to erect one aerial or a satellite dish or other transmission and receiving equipment of similar nature (not exceeding one metre in length or diameter) together with all associated duct and cabling and wiring (“Transmission Equipment”) and the right to connect to and thereafter repair maintain and renew such Transmission Equipment upon the roof of the Building together with the right of ingress and egress to and from the Transmission Equipment at all reasonable times upon reasonable notice and prior appointment with the Landlord for the purposes of repairing maintaining and inspecting the Transmission Equipment

SCHEDULE 3

(Exceptions and reservations)

1.                                     The right to build alter or extend (whether vertically or laterally) any building provided that the access of light and air or either of them to the Premises nor the Tenants beneficial use and enjoyment of the Premises and the lights windows and openings thereof are not materially adversely affected

2.                                     The right at reasonable times on reasonable prior written notice (except in an emergency where no notice need be given) to enter upon the Premises as often as may be necessary for the purpose of complying with the covenants on the Landlord’s part (as lessee) under  the Head Lease for all the purposes for which the Tenant covenants in this lease to permit entry and for all purposes in connection with the carrying out of the Services and for the purposes of complying with any statutory requirements

3.                                     The right to use and to construct inspect maintain repair divert and otherwise alter stop up and relay and to make connections to any Service Media in on or under the Premises at any time during the Term for the benefit of any other part of the Building or any adjacent or neighbouring land of the Landlord provided the Tenant’s use and enjoyment of the Premises is not materially adversely affected

4.                                     The right to erect and temporarily maintain scaffolding on or against any part of the Building so long as reasonable and sufficient means of access to and egress from and servicing the Premises are maintained provided the Tenant’s use and enjoyment of the Premises is not materially adversely affected

5.                                     All rights of light air and other easements and rights (but without prejudice to those expressly granted by this lease) enjoyed by the Premises from or over any other part or parts of the Building or any adjacent or neighbouring land of the Landlord

6.                                     The right of support protection and shelter for the benefit of other parts of the Building from the Premises as enjoyed by the Building at the date hereof

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7.                                     The right for one or more members of any security staff employed by the Landlord or its duly authorised agents (who shall present evidence of their authority) at any time or times on reasonable prior written notice (save in the case of emergency where no notice is required) to enter the Premises if it shall be considered reasonably necessary or desirable so to do in connection with the security of the Building

8.                                     The right for the tenant or occupier of any other part of the Building authorised by the Landlord having first given reasonable prior written notice to the Tenant at reasonable times in the daytime and at any time and without notice in case of emergency to enter the Premises (but only where such access is necessary) for the purpose of repairing that other part of the Building the Landlord agreeing to make good any damage so caused as a result of such entry to the reasonable satisfaction of the Tenant

9.                                     The rights reserved to the Superior Landlord (by covenant or by express reservation) in the Head Lease

10.                              The right for the Landlord or the Landlord’s consultants or its agents on reasonable prior notice to enter the Premises for the purpose of compiling as-built plans and other information in accordance with clause 4.12.3(D)(III)

PROVIDED ALWAYS THATin exercising the rights hereby reserved the Landlord and the Management Company and anyone authorised by them shall comply with the proviso to clause 4.9

SCHEDULE 4

(The first reserved rent and the review thereof)

1.                                       In this schedule the following expressions have the respective meanings:-

(1)                                          “Review Rent” means the yearly market rent as would be negotiated in the open market by a willing lessor to a willing lessee which might reasonably be expected to be payable after the expiry of a rent free period or concessionary rent or capital payment in lieu thereof for the purposes of fitting out as would be negotiated in the open market by a willing lessor to a willing lessee with vacant possession on the Review Date without fine or premium for a term of 10 years and otherwise upon the provisions (save as to the amount of the rent first reserved by this Lease) contained in this Lease and on the assumption if not a fact that the Tenant’s covenants and obligations hereunder have been fully complied with and on the further assumptions that:

(a)                                 the Permitted Use and the Premises comply with Planning Law free from any onerous condition restriction and limitation and every other Enactment and that the lessee may lawfully carry on the Permitted Use PROVIDED HOWEVER THAT this paragraph (a) shall be deemed deleted in the event that any onerous condition restriction and/or limitation aforesaid has existed for a period exceeding six months in the five year period preceding the Review Date;

(b)                                no work has been carried out to the Premises which has diminished their rental value (otherwise than work carried out in pursuance of any obligations to the Landlord or where pursuant to a statutory obligation);

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(c)                                 in case the Building or any part of it has been destroyed or damaged by an Insured Risk it has been fully restored;

(d)                                the Premises have been completed at the cost of the Landlord in accordance with the drawings and specification described in the Reinstatement Specification;

but disregarding any effect on rent of:

(i)                                    the fact that the Tenant or any underlessee or other permitted occupier or their respective predecessors in title has been or is in occupation of the Premises or any other premises in the Building;

(ii)                                 any goodwill attached to the Premises by the carrying on in them of the business of the Tenant or any underlessee or their respective predecessors in title or other permitted occupier;

(iii)                              (without prejudice to paragraphs 1(1)(b) 1(1)(c) of this schedule) any works carried out to the Premises or the Building during or prior to the Term by the Tenant or any permitted underlessee in either case at its own expense otherwise than in pursuance of any obligation to the Landlord (except any contained in a licence to alter (if necessary) granted by the Landlord or in compliance with statutory requirements);

(iv)                              the fact that the Tenant has the benefit of a rent free period for fitting out.

(2)                                           “Review Surveyor” means an independent chartered surveyor appointed pursuant to paragraph 4(1) of this schedule and if to be nominated by or on behalf of the President for the time being of the Royal Institution of Chartered Surveyors the said President to be requested to nominate an independent chartered surveyor having not less than ten years practice in the City of London next before the date of his appointment and recent substantial experience in the letting and valuation of office premises of a similar character and quality to those of the Premises and who is a Partner or director of a leading firm or company of surveyors having specialist market and valuation knowledge of such premises.

2.                                      The yearly rent first reserved and payable from the Review Date until the expiry of the Term shall be the higher of:

(1)                                          the Initial Rent (ignoring for this purpose any rent cesser pursuant to clause 7.5); and

(2)                                           the Review Rent.

3.                                      If the Landlord and the Tenant shall not have agreed the Review Rent by the Review Date it shall (without prejudice to the ability of the Landlord and the Tenant to agree it at any time) be assessed as follows:

(1)                                           the Review Surveyor shall (in the case of agreement about his appointment) be forthwith appointed by the Landlord or the Tenant to assess the Review Rent or (in the absence of agreement at any time about his appointment) be nominated to assess the Review Rent by or on behalf of the President for the time being of The

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Royal Institution of Chartered Surveyors on the application of the Landlord or the Tenant;

(2)                                           unless the Landlord and the Tenant agree that the Review Surveyor shall act as an expert (which after the appointment has been made they may not do save with the consent also of the Review Surveyor) he shall act as an arbitrator and the arbitration shall be conducted in accordance with the Arbitration Act 1996;

(3)                                           If the Review Surveyor is appointed as an expert he shall be required to give notice to the Landlord and the Tenant inviting each of them to submit to him within such time limits as he shall stipulate a proposal for the Review Rent supported (if so desired by the Landlord or the Tenant) by any or all of:

(i)                             a statement of reasons;

(ii)                          a professional rental valuation and (separately and later);

(iii)                       submissions in respect of each other’s statement of reasons and valuation but he shall not be bound thereby and shall make the determination in accordance with his own judgment (including any determination concerning any party’s liability for the costs of the reference to him) save in respect of points of law.

(4)                                           If the Review Surveyor whether appointed as arbitrator or expert refuses to act or is or becomes incapable of acting or dies the Landlord or the Tenant may apply to the President for the further appointment of another Review  Surveyor.

4.                                      If the Review Rent has not been agreed or assessed by the Review Date the Tenant shall:

(1)                                           continue to pay the Initial Rent on account; and

(2)                                           pay the Landlord within fourteen days after the agreement or assessment of the Review Rent the amount (if any) by which the Review Rent for the period commencing on the Review Date and ending on the quarter day following the date of payment exceeds the Initial Rent held on account for the same period plus interest at three per cent below the Interest Rate for each instalment of rent due on and after the Review Date on the difference between what would have been paid on that rent day had the Review Rent been fixed and the amount paid on account (the interest being payable from the date on which the instalment was due up to the date of payment of the shortfall).

5.                          If any Enactment restricts the right to review rent or to recover an increase in rent otherwise payable then when the restriction is released the Landlord may at any time within six months after the date of release give to the Tenant not less than one month’s written notice requiring an additional rent review as at the next following quarter day.

SCHEDULE 5

(The Service Charge)

1.                                     In this schedule:

“Accounting Period” means the period from and including 1st January to and including 31st December in a year or such other period of twelve months as the Management

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Company shall reasonably determine from time to time and notified to the Tenant in writing

“Expert” means an independent chartered surveyor experienced in the administration and apportionment of service charges for buildings similar to the Building as agreed upon by the Management Company and the Tenant or on failure to agree appointed at the request of either party by the President Provided that where an Expert has previously been agreed or appointed in relation to any matter in connection with the Service Cost or the allocation of the Service Cost between the tenants of the Building (whether or not pursuant to the terms of this Underlease) the Management Company or the Tenant shall be entitled if reasonable to require that the same Expert be appointed

“Interim Sum” means a yearly sum assessed by the Management Company acting reasonably on account of the Service Charge for each Accounting Period being a fair and reasonable estimate of the Service Charge payable by the Tenant in respect of that Accounting Period

“President” means the president for the time being of the Royal Institution of Chartered Surveyors or the next most senior officer willing to act

“Reserve” means the total of the amounts received by the Management Company in respect of the matters referred to in paragraph 2.2 of this schedule

“Service Charge” means the proportion or proportions of the Service Cost attributable to the Premises determined in accordance with the provisions of this schedule payable from the date hereof

“Service Charge Certificate” means a certificate showing the Service Cost and Service Charge for each Accounting Period served pursuant to paragraph 5 of this schedule and prepared by an independent suitably qualified accountant appointed by the Management Company

“Service Cost” means the total sum calculated in accordance with paragraph 2 of this schedule

2.                                     The Service Cost shall be the total of:

2.1                                 the reasonable cost properly incurred by the Management Company in any Accounting Period in reasonably and properly carrying out or procuring the carrying out of the Services and providing each item of the Services including (without prejudice to the generality of the foregoing) the costs and expenses set out in Part II of schedule 6 (insofar as the same are reasonable and properly incurred) in any such case in the interests of good estate management but excluding for the avoidance of doubt

2.1.1                                any costs attributable to the provision of any of the Services outside Normal Business Hours at the specific request of the Tenant (which shall be charged direct to the Tenant) or of any other tenant or tenants of the Building and

2.1.2                                any Value Added Tax which the Management Company may incur of and incidental to the provision of the Services and which is recoverable as input tax by the Management Company

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2.1.3                                 any cost or expense incurred in making good any damage caused by any of the Insured Risks

2.1.4                                any costs or expenses incurred relating to the works to the ground floor reception area, lift cars and renewal of the smoke detection systems in the Building that were carried out or are being carried out at the date of this lease

2.1.5                                any costs or expenses (or increased costs and expenses) relating to any Lettable Unit within the Building which are the direct responsibility of or are properly recoverable by the Landlord by way of Service Charge from any tenant of such space or in the case of  unlet space or space occupied by the Landlord or any group company or any licensee or invitee of the Landlord other than for the proper management of the Building that would be the responsibility of or so recoverable had the same been let on a lease on similar terms to this lease

2.1.6                                any costs (or increased costs) relating to works done to the Building or any Lettable Unit or the Service Media or the Landlord’s Services Equipment to induce another tenant or prospective tenant of any Lettable Unit to take a lease of any part of the Building

2.1.7                                any costs (or increased costs) attributable to contemplating pursuing or enforcing any remedies of the landlord or the Management Company against any other tenants or occupiers of the Building

2.1.8                                any marketing costs for the Building

2.1.9                                any costs of the Landlord relating to any dealings with matters of title relating to its reversionary interest

2.1.10                          any costs or expenses incurred in relation to the collection of arrears of rent service charge and other monies from the other tenants or occupiers of the Building

2.2                                an amount (to be revised annually by the Management Company at its reasonable discretion to be charged in any Accounting Period as a contribution to the establishment and maintenance of a reserve towards the estimated cost to the Management Company of the provision of the Services such amount to be ascertained on the assumption (inter alia) that the cost of replacement of items of plant machinery equipment and other capital items is calculated on such life expectancy of the said items as the Management Company may from time to time reasonably determine to the intent that a fund be accumulated sufficient to cover the cost of replacement of the said items by the end of their anticipated life such amounts (together with accrued interest) to be held on trust for the Tenant for application in accordance with the terms of this lease in a separate designated interest bearing bank account with interest to accrue to that account provided that:-

2.2.1                                 Upon disposal by the Landlord of its reversionary interest in the Building the Landlord shall transfer such deposit account and the balance of the Reserve to its successors in title to such reversionary interest; and

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2.2.2                                 the Landlord shall provide the Tenant (at the Tenant’s request) with a statement of the total amount standing to credit of such bank account at the time of the request

PROVIDED FURTHER THAT nothing herein contained shall oblige the Management Company to maintain the Reserve or a reserve sufficient to cover the whole of the cost of replacement of any plant machinery equipment or other capital items and provided further that any expenditure on any items in respect of which any sums shall have been included in the Reserve during an Accounting Year shall at the Management Company’s reasonable discretion as to the amount thereof if any be met out of the Reserve AND PROVIDED THAT in respect of any costs or expenses not incurred exclusively in connection with the provision or carrying out of the Services a fair proportion only of such costs and expenses shall be included in the Service Cost

3.

3.1                                The Service Charge payable by the Tenant for any Accounting Period shall be a fair and proper proportion of the Service Cost attributable to the Premises from time to time as properly determined by a suitably qualified surveyor or auditor appointed by the Management Company (acting as expert) (and so in proportion for any Accounting Period not falling wholly within the Term the Service Cost in any such case being deemed to accrue on a day to day basis for the purpose of apportionment)

3.2                                If at any time and from time to time during the Term the method or basis of calculating or ascertaining the cost of any item of the Services shall alter or the basis of calculating or ascertaining the Service Cost in relation to any item of the Services shall change and as a result it is reasonable in the interests of good estate management that there be a variation of the calculation of the Service Charge in order to achieve a fairer and better apportionment of the Service Cost amongst the tenants of the Building then and in every such case a suitably qualified surveyor or accountant appointed by the Management Company (acting as expert) may vary and amend the Service Charge and make appropriate adjustments thereto provided always that in the event of any dispute between the Management Company and the Tenant and the other tenants of the Building or any of them the same shall be referred to the Expert for determination (the Expert to act as an expert and not as an arbitrator) whose decision shall save in the case of manifest error or gross negligence be binding on the parties (including his decisions as to the responsibility for his costs)

3.3                                The fair proportion to be determined by the Management Company in paragraph 3.1 above shall be determined on the basis that all accommodation within the Building let or occupied or designed contracted or adapted for letting or occupation (other than management accommodation) is fully let on terms which include service charge provisions consistent with the service charge provisions contained in this lease (save where otherwise specified herein) and such proportion shall not be increased or altered by reason of the fact that at any time any part of such accommodation may be vacant or that any tenant or other occupier of any other part of the Building may default in payment of its due proportion of the Service Cost

4.

4.1                                The Tenant shall pay to the Management Company the Interim Sum without deduction by equal quarterly instalments in advance on the usual quarter days (provided written notice

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of the Interim Sum has been provided the Tenant in accordance with paragraph 4.5 of this Schedule) the first payment to be made on the date hereof for the period from the date hereof to the next quarter day

4.2                                The Management Company shall be entitled to require as part of the Interim Sum payments in advance on account of the cost of the consumption of and supply charges in respect of electricity consumed within the Premises (save for any amounts which are invoiced directly by London Electricity plc or relevant electricity provider to the Tenant) such sums not to exceed a fair and proper estimate of amounts reasonably anticipated by the Management Company as falling due within the next quarter

4.3                                If the Tenant consistently requests the provision of any of the Services outside Normal Business Hours the Management Company shall be entitled in addition to require the Tenant to pay along with payments of the Interim Sum a fair and proper estimate of amounts likely to be payable by the Tenant in the next quarter on account of such Services in accordance with the terms of this lease

4.4                                The Interim Sum for the Premises for the Accounting Period beginning on 1st January [      ] and ending 31st December [      ] shall be £[            ] exclusive of VAT

4.5                                Either before or as soon as practicable after the commencement of every Accounting Period the Management Company shall serve or cause to be served on the Tenant written notice of the Interim Sum for the relevant Accounting Period

5.

5.1                                As soon as practicable after the expiry of every Accounting Period (and in any event within 4 months after such expiry) the Management Company shall serve or cause to be served a Service Charge Certificate on the Tenant for the relevant Accounting Period

5.2                                A Service Charge Certificate shall contain a summary of the Service Cost in respect of the Accounting Period to which it relates and the relevant calculations showing the Service Charge

5.3                                The Tenant may request further details of the breakdown of the expenditure under any particular item or items shown in a Service Charge Certificate by giving notice thereof in writing to the Management Company within six months of the date of service on the Tenant of the relevant Service Charge Certificate and upon receipt of such a notice the Management Company shall furnish to the Tenant all such relevant details in its possession or control or which can reasonably be obtained by it as relate to the expenditure under the item or items in question at the cost of the Tenant PROVIDED ALWAYS that notwithstanding the giving of any such notice the Tenant shall nevertheless pay all Interim Sums and Service Charges as and when they fall due or as may be underpaid from time to time (but without prejudice to any challenge claim or dispute that the Tenant may have made or may make in the future in respect of its Service Charge liability or otherwise)

6.                                     Within fourteen days after the service on the Tenant of a Service Charge Certificate showing that the Service Charge for any Accounting Period exceeds the Interim Sum for that Accounting Period with a demand for such excess and a valid VAT invoice the Tenant shall (without prejudice to any challenge claim or dispute as aforesaid) pay to the Management Company or as it shall direct a sum equal to the amount by which the Service Charge exceeds the Interim Sum provided that and the Tenant hereby acknowledges that if

47

there shall be any such excess in respect of the Accounting Period the amount of such excess shall be a debt due from the Tenant to the Management Company and in the event that such excess is not received by the Management Company within 14 days of the due dates for payment it shall attract interest at the Interest Rate calculated for the period commencing on the due date for payment and ending on the date the sum is subsequently received by the Management Company notwithstanding that the Term may have expired or been determined before the service by or on behalf of the Management Company of the relevant Service Charge Certificate

7.                                     If in any Accounting Period the Service Charge is less than the Interim Sum for that Accounting Period a sum equal to the amount which the Interim Sum exceeds the Service Charge shall be accumulated by the Management Company and shall be applied in or towards the Service Charge for the next following Accounting Period or Accounting Periods or at or after the end of the Term repaid to the Tenant within 14 days after preparation of the Service Charge Certificate

8.                                     Unless challenged by the Tenant pursuant to the provisions of paragraph 9 of this schedule every notice certificate calculation determination or assessment properly made by or on behalf of the Management Company referred to in this schedule shall (save in the case of manifest error or gross negligence) be conclusive and binding upon the parties hereto

9.                                     The Tenant (acting reasonably) may at any time within six months after the submission of a Service Charge Certificate challenge it on any reasonable ground (including without limitation on the ground that the Service Charge therein stated exceeds the Service Charge which should have been payable had the provisions of this lease been properly adhered to) PROVIDED THAT the Tenant gives notice with full particulars of its ground of alleged challenge and in any such case:

9.1                                 any sum due to or payable by the Management Company pursuant to paragraphs 6 and 7 above shall (save in manifest error) still be paid or allowed pending resolution of the Tenant’s challenge as if the Service Charge Certificate were correct

9.2                                 the Management Company and the Tenant shall endeavour to resolve the relevant issue but if they cannot do so the issue in dispute shall be referred to the Expert (acting as an expert and not an arbitrator) whose decision shall save in the case of manifest error be binding on the parties (including his decision as to the responsibility for his costs)

9.3                                 such adjustments to the Service Charge Certificate as may be required to be made in consequence of the resolution of the dispute shall be paid as soon as reasonably practicable after such resolution and any sum due to or payable by the Management Company shall then be paid or allowed (as the case may be) immediately

10.                              All sums obtained from the Tenant and any other tenants or occupiers of the Building towards the Service Cost and sums collected in respect of the Reserve shall each be placed in separate interest bearing designated deposit accounts to be applied only towards the cost of providing the Services and all interest accrued on such deposit account shall be credited (net of tax) to the account

48

11.                              The Management Company will account to the Landlord as soon as practicable following expiry of each Accounting Period for that part of the Service Charge which relates to costs directly incurred by the Landlord and not by the Management Company including (but not limited to) the costs referred to in paragraphs 5 7 8 9 and 12 of Part II of schedule 6

SCHEDULE 6

(Services)

PART I

1.                                     Inspecting maintaining repairing amending altering and (where consistent with an obligation to repair) rebuilding and renewing and where appropriate treating washing down painting and decorating all load bearing and other structural parts of the Building and the relevant parts of it described in paragraphs (ii) and (iii) of schedule 1

2.                                     Inspecting servicing maintaining operating and repairing and (where consistent with an obligation to repair) renewing amending overhauling and replacing the Landlord’s Services Equipment and all other apparatus plant machinery and equipment within the Building (if any) from time to time excluding any “stand alone” systems installed by the Tenant or any other tenant or occupier of the Building

3.                                     Inspecting servicing maintaining operating repairing cleansing emptying amending altering and (where consistent with an obligation to repair) renewing overhauling and replacing all Service Media

4.                                     Keeping the Common Parts and the car park within the Building properly cleansed decorated treated maintained and lit to such standard as the Management Company may from time to time consider adequate

5.                                     Providing such mechanical ventilation heating and (if deemed desirable by the Management Company) cooling for such parts of the Building and for such hours and times of the year (subject to clause 6) as the Management Company shall in its reasonable discretion determine in accordance with the principles of good estate management PROVIDED THAT in the event that the Tenant installs (or the Previous Tenant has installed) plant and/or duct work to cool the toilets of the ground to 13th floors of the Building then such cooling shall be maintained at all times (unless otherwise requested by the Tenant)

6.                                     Providing and maintaining at the Management Company’s reasonable discretion any furniture architectural or ornamental features or murals and any horticultural displays plants shrubs trees or garden area in the Common Parts and maintaining the same in accordance with the principles of good estate management

7.                                     Supplying whether by purchase or hire and maintaining repairing servicing and keeping in good and serviceable order and condition (and where consistent with an obligation to repair) renewing and replacing all fixtures and receptacles appliances materials equipment plant and other things which the Management Company may reasonably deem desirable or necessary for the maintenance appearance upkeep or cleanliness of the Building or any part of it or otherwise in connection with the provision of the Services in accordance with the principles of good estate management

49

8.                                     Cleaning as frequently as the Management Company shall in its reasonable discretion consider adequate in accordance with the principles of good estate management the exterior and interior of all window glazing and window frames and other fenestration units in the Common Parts and the outside of the window glazing referred to in paragraph (iii) of schedule 1 and the maintenance cleansing repair inspection and (where reasonably necessary in the course of repair) renewal or replacement of all window cleaning) cradles carriageways and runways

9.                                     Providing a security service to the Common Parts and the car park within the Building including where appropriate in the Management Company’s reasonable and proper judgment in accordance with the principles of good estate management closed circuit television and/or other plant and equipment for the purpose of surveillance and supervision of users of the Building

10.                              Disposing of refuse from the Building (including collecting and compacting or otherwise treating or packaging as the Management Company thinks fit such refuse and if necessary pest control) and the provision repair maintenance and renewal of any plant and equipment in connection therewith

11.                              Maintaining an adequate supply of hot and cold water and supplying washing and toilet requisites in the lavatory accommodation in the Building which the Tenant has a right to use under this lease and cleaning the same as frequently and to a standard appropriate to a high class office

12.                              Such rodent or other pest control in the Building as the Management Company shall consider necessary or desirable in accordance with the principles of good estate management

13.                              Providing one or more receptionists in the ground floor entrance hall of the Building at all times

14.                              Providing and maintaining a signboard in the entrance lobby of the building for the display of tenants’ names

15.                              Controlling so far as practicable traffic flow within the car park in the Building and traffic and parking therein and for that purpose to provide such working and mechanical systems as the Management Company considers appropriate including wheel clamping immobilising and removal of vehicles in accordance with the principles of good estate management

16.                              Providing and maintaining a post room facility for the reception of mail to the Building

17.                              Complying with the obligations on the part of the tenant contained in the Head Lease save for the payment of rent and other than in relation to any Lettable Unit or where incurred in accordance with the obligations on the part of the Landlord contained in clause 5.3 or where the Landlord shall be in breach of its obligations under the Head Lease

18.                              Maintaining third party and public liability insurance in such sum as shall be reasonably appropriate in the case of the Building and such staff as may be employed.

50

19.                              Complying with the obligations set out in clause 6

20.                              Any other services relating to the Building or any part of it provided by the Management Company from time to time which shall be:

20.1                           reasonably capable of being enjoyed by the occupier of the Premises or

20.2                           reasonably calculated to be for the benefit of the Tenant and other tenants of the Building or

20.3                           appropriate for the maintenance upkeep or cleanliness of the Building or

20.4                           otherwise in keeping with the principles of good estate management

PROVIDED ALWAYS that

(i)                                     Where in this schedule there are references to matters or things which are then stated to include certain particular matters or things which are not also stated to be without prejudice to the generality of the wording preceding it nevertheless the reference to the particular matters or things shall be deemed to be and in each case shall be without prejudice to the generality of the wording preceding it

(ii)                                  Without prejudice to the Tenant’s rights under schedule 2, the Management Company shall have the right to cease or to procure the cessation of the provision of or add to or procure the addition to any item of Services matter or thing specified in this schedule if the Management Company shall having regard to the principles of good estate management reasonably deem it desirable or expedient so to do but before so doing the Management Company shall notify all the tenants in the Building Provided that the Tenant’s use and enjoyment of the Premises shall not be materially adversely affected thereby

(iv)                              The Management Company or the managing agents may temporarily withdraw any item of Services matter or thing specified in this schedule if in their reasonable opinion such withdrawal is in the interest of good estate management PROVIDED THAT the Tenant’s use and enjoyment of the Premises shall not be materially adversely affected thereby PROVIDED FURTHER THAT the Management Company shall use its reasonable endeavours to minimise any disruption or inconvenience to the Tenant

PART II

1.                                     All fees and disbursements of any individual or firm or company employed or retained by or on behalf of the Management Company or its agents (including without limitation managing agents fees) for or in connection with:

1.1                                 any surveying or accounting functions for the Building and

1.2                                 the performance of the Services or any of them and any other duties in or about the Building or any part of it relating to the general management administration security maintenance protection and cleanliness of the Building

2.                                     The reasonable and proper fees of the Management Company having regard to open market rates from time to time for any of the Services or for the functions and duties

51

referred to in paragraph 1 of this Part of this schedule which shall be undertaken by the Management Company and not by a third party

3.                                     The cost (in addition to any fees referred to in paragraph 2 and where the context permits paragraph 1 of this Part of this schedule) of employing (whether by the Management Company or any managing agents or any other individual or firm or company) such staff as the Management Company may in its reasonable discretion consider appropriate in accordance with the principles of good estate management for the performance of the Services and the functions and duties referred to in paragraph 1 of this Part of this schedule and all other incidental expenditure in relation to such employment including without prejudice to the generality of the foregoing:

3.1                                 salaries wages pensions and pension contributions benefits in kind and other emoluments and National Insurance and other statutory contributions or levies

3.2                                 the provision of uniforms and working clothing

3.3                                 the provision of tools appliances cleaning and other material fixtures fittings and other equipment for the proper performance of their duties and a store for housing the same and

PROVIDED THAT where under this lease the Management Company and persons employed or appointed by it shall provide services to persons or premises other than the Building or the tenants thereof then a fair and reasonable proportion of their costs only shall be recoverable hereunder

4.                                     The cost of entering into any contracts for the carrying out of all or any of the Services

5.                                     All rates taxes assessments duties charges impositions and outgoings which are now or during the Term shall be charged assessed or imposed on:

5.1                                 the whole of the Common Parts or any part of them

5.2                                 any residential accommodation provided for caretakers and other staff employed in connection with the Building and any other premises provided as referred to in paragraph 3(4) of this Part of this schedule excluding any tax payable by the Landlord as a direct result of any actual or implied dealing with the reversion of any lease or of the Landlord’s receipt of income

6.                                     The cost  of the supply of water electricity gas oil and other fuel for the provision of the Services (save where recovered through the Outside Normal Business Hours or the Electricity Cost) and the cost of any electricity generating monitoring metering and distribution plant machinery and equipment in or on the Building

7.                                     The reasonable and proper cost which the Landlord may be called upon to pay as a contribution towards the expense of making repairing maintaining rebuilding and cleansing any ways roads pavements or structures Service Media or anything which may belong to or be used for the Building or any part of it exclusively or in common with other neighbouring or adjoining premises

52

8.                                     The cost of taking all reasonable and proper steps deemed desirable or expedient by the Landlord and/or the Management Company in accordance with the principles of good estate management for complying with or making representations against or otherwise contesting the incidence of the provisions of any Enactment relating to or alleged to relate to the Building or any part or it for which any tenant is not directly and exclusively liable

9.                                     The reasonable and proper cost to the Landlord and/or the Management Company in accordance with the principles of good estate management of abating any nuisance in respect of the Building or any part of it insofar as the same is not the liability of any tenant

10.                              Any interest and fees incurred in respect of money borrowed at commercially competitive rates to finance the provision of the Services and the costs referred to in this Part of this schedule or any of them PROVIDED THAT in the case of interest payable the Landlord shall have first applied against such costs all payments or sums received by the Landlord by way of advance payment from the Tenant or otherwise from other occupiers of the Building TOGETHER WITH an amount equal to that which the Landlord is required to bear under paragraph 12 of Part I of this Schedule

11.                              Any VAT (or any tax of a similar nature which may be substituted for or levied in addition to it) incurred by the Management Company on any other amount comprised in the Service Cost save to the extent that the Management Company obtains credit for such VAT incurred by the Management Company pursuant to sections 24 25 and 26 Value Added Tax Act 1994 or any regulations made thereunder.

12.                              A reasonable notional rent for any management accommodation reasonably and properly provided within the Building to facilitate the provision of the Services

13.                              All other costs properly incurred in connection with the provision of the Services

SCHEDULE 7

(Matters to which the demise is subject)

1.                                     The entries on the registers of Title Number NGL272172 as at the date hereof in so far as they affect the Premises

2.                                     Agreement dated 24 November 1995 between The Prudential Assurance Company Limited (1) 99 Bishopsgate Limited (2) The Scottish Amicable Life Assurance Society (3)

53

EXECUTED as a DEED by 99 BISHOPSGATE	)
(NO. 1) LIMITED acting by two directors/a	)
director and the company secretary	)

Director

Director/Secretary

EXECUTED as a DEED by 99 BISHOPSGATE	)
(NO. 2) LIMITED acting by two director/a	)
director and the company secretary	)

Director

Director/Secretary

EXECUTED as a DEED by 99 BISHOPSGATE	)
MANAGEMENT LIMITED acting by two	)
directors/a director and the company secretary	)

Director

Director/Secretary

EXECUTED as a DEED by HAMMERSON	)
U.K. PROPERTIES PLC acting by two	)
directors/a director and the company secretary	)

Director

Director/Secretary

54

EXECUTED as a DEED by CRA	)
INTERNATIONAL (UK) LIMITED acting	)
by two directors/a director and the company	)
secretary	)

Director

Director/Secretary

EXECUTED as a DEED by CRA	)
INTERNATIONAL, INC. acting by two	)
directors/a director and the company secretary	)

Director

Director/Secretary

55

HS Draft 2: 20.10.2006

………………………….. 2007

99 BISHOPSGATE (NO. 1) LIMITED

and

99 BISHOPSGATE (NO. 2) LIMITED

and

99 BISHOPSGATE MANAGEMENT LIMITED

and

HAMMERSON U.K. PROPERTIES PLC

and

CRA INTERNATIONAL (UK) LIMITED

and

CRA INTERNATIONAL, INC.

UNDERLEASE

of

26th Floor at 99 Bishopsgate London EC2

Herbert Smith LLP

1

2

LAND REGISTRY PRESCRIBED CLAUSES

LR1. Date of lease	2007

LR2. Title number(s)	LR2.1 Landlord’s title number(s) NGL272172

LR2.2 Other title numbers None

LR3. Parties to this lease	Landlord 99 BISHOPSGATE (NO.1) LIMITED (Co. Regn. No. 4123195) and 99 BISHOPSGATE (NO.2) LIMITED (Co. Regn. No. 4122779 whose registered offices are at 10 Grosvenor Street London W1K 4BJ

Landlord’s Guarantor HAMMERSON U.K. PROPERTIES PLC whose registered offices are at 10 Grosvenor Street London W1K 4BJ (Co. Regn. No. 298351)

Tenant

CRA INTERNATIONAL (UK) LIMITEDwhose registered office is at St Helens 1 Undershaft London EC3A 8EE (Co. Regn. No. 04007726)

Guarantor

CRA INTERNATIONAL, INC.whose registered office is at John Hancock Tower, T-33, 200 Clarendon Street Boston MA 02116

Management Company

99 BISHOPSGATE MANAGEMENT LIMITED whose registered office is at 10 Grosvenor Street London W1K 4BJ (Co. Regn. No. 3071752)

LR4.Property

In the case of a conflict between this clause and the remainder of this lease then, for the purposes of registration, this clause shall prevail.

As defined as the Demised Premises in the Particulars to this lease.

3

LR5. Prescribed statements etc.	None

LR6. Term for which the Property is leased	The term as specified in clause 1 of this lease and defined as “Term”.

LR7. Premium	None

LR8. Prohibitions or restrictions on disposing of this lease	This lease contains a provision that prohibits or restricts dispositions.

LR9. Rights of acquisition etc.	LR9.1 Tenant’s contractual rights to renew this lease, to acquire the reversion or another lease of the Property, or to acquire an interest in other land None

LR9.2 Tenant’s covenant to (or offer to) surrender this lease The covenant specified in clause 4.15 of this lease

LR9.3 Landlord’s contractual rights to acquire this lease The right specified in clause 4.15 of this lease

LR10. Restrictive covenants given in this lease by the Landlord in respect of land other than the Property	None

LR11. Easements

LR11.1 Easements granted by this lease for the benefit of the Property

The easements as specified in Schedule 2 to this lease

LR11.2 Easements granted or reserved by this lease over the Property for the benefit of other property

The easements as specified in Schedule 3 to this lease.

LR12. Estate rent charge burdening the property.	None

LR13. Application for standard form of restriction	None

LR14. Declaration of trust where there is more than one person comprising the Tenant

4

LEASE PARTICULARS

1.	DATE		2007

THIS LEASE IS AND IS INTENDED TO BE DELIVERED ON THE DATE FIRST ABOVE WRITTEN

2.	PARTIES
(a)	LANDLORD	:	99 Bishopsgate (No. 1) Limited

99 Bishopsgate (No. 2) Limited

(b)	MANAGEMENT COMPANY	:	99 Bishopsgate Management Limited

(c)	LANDLORD’S GUARANTOR	:	Hammerson U.K. Properties plc

(d)	TENANT	:	CRA International (UK) Limited

(e)	TENANT’S GUARANTOR:	:	CRA International, Inc.

3.	DEMISED PREMISES	:	ALL THOSE premises on the 26th floor of the Building shown edged red on Plan 1

4.	BUILDING	:	99 Bishopsgate London EC2 shown edged red on Plan 2

5.	CONTRACTUAL TERM AND TERM COMMENCEMENT AND EXPIRY DATES	:	Commencing on the date hereof and expiring on 2 October 2016

6.	INITIAL RENT	:	Six Hundred and Ten Thousand Five Hundred and Thirty Five Pounds (£610,535) per annum exclusive of VAT subject to review in the manner set out in Schedule 4

7.	RENT COMMENCEMENT DATE	:	1 October 2007

5

THIS UNDERLEASE made the          day of                                                         2007

BETWEEN:

(1)                                 99 BISHOPSGATE (NO. 1) LIMITED whose registered office is at 10 Grosvenor Street London W1K 4BJ (Co. Regn. No. 4123195) and 99 BISHOPSGATE (NO. 2) LIMITED whose registered office is at 10 Grosvenor Street London W1K 4BJ (Co. Regn. No. 4122779) (together the “Landlord”)

(2)                                 99 BISHOPSGATE MANAGEMENT LIMITED whose registered office is at 10 Grosvenor Street London W1K 4BJ (Co. Regn. No. 3071752) (the “Management Company”)

(3)                                 HAMMERSON U.K. PROPERTIES PLC whose registered office is at 10 Grosvenor Street London W1K 4BJ (Co. Regn. No. 298351) (the “Landlord’s Guarantor”)

(4)                                 CRA INTERNATIONAL (UK) LIMITED whose registered office is at St Helens 1 Undershaft London EC3A 8EE (Co. Regn. No. 04007726) (the “Tenant”)

(5)                                 CRA INTERNATIONAL, INC. whose registered office is at John Hancock Tower, T-33, 200 Clarendon Street, Boston MA 02116 whose address for service in the United Kingdom for the purposes of this lease is at St Helens 1 Undershaft London EC3A 8EE or such other address as advised in writing from time to time (“Tenant’s Guarantor”)

WITNESSES as follows:

1.                                     DEFINITIONS

In this lease the following expressions have the respective specified meanings (subject to any particular interpretation required by clause 2):

“Acts of Terrorism” means any act or omission of any person acting on behalf of or in connection with any organisation which carries out activities directed towards overthrowing or influencing by force or violence Her Majesty’s Government in the United Kingdom or any other government de jure or de facto or as shall otherwise fall within the definition of “terrorism” or “terrorist risk” normally used by insurance companies in the insurance market

“Building” means the land (of which the Premises form part) having a frontage to the west side of Bishopsgate and a return frontage to the south side of Wormwood Street and all buildings fixtures and other structures whatsoever (including Landlord’s Services Equipment) from time to time thereon and the appurtenances thereof which land (together with the building now erected thereon) is known as 99 Bishopsgate London EC2 and shown verged by a red line on Plan 2

“Common Parts” means all parts of the Building which are from time to time intended for the common use and enjoyment of the tenants and occupiers of the Building and persons claiming through or under them (whether or not other parties are also entitled to use and enjoy the same) and which are not let to any occupational tenant and are not designed for exclusive beneficial use and occupation (or designated for exclusive use and occupation by the Landlord) and including without prejudice to the generality of the foregoing the pedestrian ways circulation areas lobby entrance halls reception areas lifts including goods lifts lift shafts fire escapes landings staircases passages forecourts car park post rooms service areas landscaped areas plant rooms management suites and any other areas which are from time to time during the Term reasonably provided by the Landlord for common use by or benefit of the tenants and occupiers of the Building

“Development” has the meaning ascribed to that expression by Planning Law

“Electricity Cost” means the actual cost charged to the Landlord (without any mark up) of the provision of electricity to the Premises (but not the Common Parts) after the date hereof for consumption by the Tenant in accordance with the Landlord’s covenant contained at clause 5.4 being a fair and proper proportion as reasonably and properly determined by the Landlord of the total cost of the provision of electricity to the Building as a whole (including the provision of any security for the supply of electricity to the Building which may from time to time be required by the relevant undertaker responsible for the supply of electricity chosen by the Landlord) which proportion shall so far as practicable be calculated and established using readings taken in such manner and at such times as the Landlord shall from time to time reasonably and properly determine of the check meters relating to the Premises from time to time installed but otherwise shall be determined in such manner as the Landlord shall  in its reasonable discretion consider to be fair and reasonable in all the circumstances Provided that the Landlord shall provide to the Tenant on request all proper details (including relevant invoices) of amounts falling within the Electricity Cost and of the details of its calculations

“Enactment” means every Act of Parliament directive and regulation now or hereafter to be enacted or made and all subordinate legislation whatsoever deriving validity therefrom

“Head Lease” means the lease under which the Landlord holds the Premises dated 29th September 1975 made between The Prudential Assurance Company Limited (1) and Bishopsgate Developments Limited (2) as varied by the Licence for Alterations and Deed of Variation dated 24th March 2000 between (1) The Prudential Assurance Company Limited and (2) 99 Bishopsgate Limited and the Deed of Variation dated 14th April 2000 between (1) The Prudential Assurance Company Limited and (2) 99 Bishopsgate Limited and the Lease dated 14th April 2000 between (1) The Prudential Assurance Company Limited and (2) 99 Bishopsgate Limited and “Superior Landlord” means the person for the time being entitled to the reversion immediately expectant on the term granted by the Head Lease and every other person having an interest in reversion to that term

“Group Company” means a company which is either the holding company of the Tenant or a wholly owned subsidiary of the Tenant or the Tenant’s holding company (as both expressions are defined in Section 736 Companies Act 1985)

“Insurance Cost” means in respect of any period for which the same is required  to be calculated the aggregate of the amount which the Landlord shall have reasonably and properly expended:

(a)                                 in effecting and maintaining insurance against the occurrence of the Insured Risks in relation to the Building in such sum as in the Landlord’s reasonable opinion represents its then full current replacement cost (having taken advice from insurance experts and making such advice available to the Tenant when requested) with such allowance as the Landlord (having taken advice from insurance experts as aforesaid) from time to time reasonably and properly considers appropriate in respect of related liabilities and expenses (including without limitation liability to pay any fees or charges on the submission of an application for planning permission and costs which might be incurred in complying with any Enactment in carrying out any replacement work and sums in respect of architects’ engineers’ and quantity surveyors’ and other professional fees and incidental expenses incurred in relation to any works of debris removal and of replacement and all irrecoverable VAT) and

(b)                                in effecting and maintaining any insurance relating to  property owners’ liability and  employer’s liability of the Landlord in relation to the Building and anything done therein and

(c)                                 in professional fees reasonably and properly incurred relating to insurance including reasonable and proper fees for insurance valuations carried out at reasonable intervals (but not more often than once in any 12 month period) and all reasonable and proper fees and expenses payable to the Landlord’s advisers in connection with effecting and maintaining insurance policies and claims AND

(d)                                equivalent to the total of all standard and reasonable excess sums which the insurers are not liable to pay out on any insurance claim in respect of the Building and which the Landlord or the Management Company  have expended in replacing the damaged or destroyed parts of the Building

“Insurance Rent” means in respect of any period for which the same is required to be calculated the aggregate of:

(a)                                 a fair and reasonable proportion attributable to the Premises as reasonably  determined by the Landlord of the Insurance Cost for the relevant period

(b)                                the amount which the Landlord shall reasonably and properly expend in effecting and maintaining insurance against up to six years’ loss of the rents first  hereinafter reserved  having regard to potential increases of rent in accordance with schedule 4 which might reasonably be expected to accrue and with any addition to the amount insured as the Landlord may decide in respect of irrecoverable VAT

(c)                                 (without prejudice to all other provisions of this lease relating to the use of the Premises and the vitiation of any policy of insurance) any amount which the Landlord shall expend in paying all additional premiums and loadings on any policy or policies of insurance required to be paid as a result of anything done or omitted by the Tenant and

(d)                                any tax charged on any premium for any such insurance

“Insured Risks” means loss damage or destruction whether total or partial caused by Acts of Terrorism fire lightning explosion riot civil commotion strikes labour and political disturbances and malicious damage aircraft and aerial devices (other than hostile aircraft and devices) and articles dropped from them storm tempest flood bursting or overflowing of water tanks and pipes impact earthquake and accidental damage to underground water oil and gas pipes or electricity wires and cables subsidence ground slip and heave and such other risks or perils against the occurrence of which the Landlord or any Superior Landlord are obliged to insure or which the Landlord may from time to time reasonably  deem it desirable to insure subject to such exclusions and limitations as are from time to time imposed by the insurers in the market generally and subject also to the exclusion of such of the risks specifically hereinbefore mentioned as the Landlord may reasonably decide (after consultation with the Tenant) where insurance cover in respect of the risk in question is not for the time being available in the London insurance market on reasonable terms

“Interest Rate” means a yearly rate of three per cent (3%) above either the base rate of Barclays Bank plc or such other bank (being for the time being generally recognised as a clearing bank in the London market) as the Landlord may from time to time nominate or if the base rate cannot be ascertained then above such other rate as the Landlord may reasonably specify (and so that whenever there is reference in this lease to the payment of interest at the Interest Rate such interest shall be calculated on a daily basis)

“Landlord’s Services Equipment” means all the plant machinery and equipment (with associated Service Media) within or serving the Building from time to time (whether or not within the Premises or other premises let or intended to be let by the Landlord) comprising or used in connection with the following systems (to the extent specified in the following paragraphs of this definition):

(i)                                     the whole of the sprinkler system within the Building (including sprinkler heads)

(ii)                                  the whole of the fire detection and fire alarm systems

(iii)                               the whole of the permanent fire fighting systems (but excluding portable fire extinguishers or other fire equipment installed by the Tenant or other tenants of the Building)

(iv)                              the whole of the chilled water system

(v)                                 the whole of the building management system (including the building security system) installed by the Landlord

(vi)                              the central electrical supply system from the mains supply into the Building so far as (and including) the electrical riser busbars connecting to the distribution boards at each level in the Building which is let or intended to be let by the Landlord

(vii)                           the whole of the air handling system and the electricity supply and control systems for the same

(viii)                        the standby generators and associated cabling wiring and duct work but excluding in each case any “stand alone” or additional systems installed by the Tenant or any other tenant or occupier of the Building

“Lettable Unit” means any unit of accommodation forming part of the Building which is designed for separate occupation or any part of the Building designated for separate occupation by the Landlord

“Level 24 Lease” has the same meaning ascribed to it as in the agreement for lease dated [                        ] and made between the Landlord (1) the Management Company (2) the Landlord’s Guarantor (3) the Tenant (4) and the Tenant’s Guarantor (4);

“Level 25 Lease” has the same meaning ascribed to it as is the agreement for lease dated [                     ] and made between the Landlord (1) the Management Company (2) the Landlord’s Guarantor (3) the Tenant (4) and the Tenant’s Guarantor (5);

“Minor Works” means:

(a)                                  the repositioning of light fittings within the suspended ceilings

(b)                                 the provision of power outlet boxes (including all necessary wiring and tile cutting)

(c)                                  the repositioning of power outlet boxes and cut tiles within the raised floor system

(d)                                 fixing of picture frames or decorative panels to the core walls

“Net Internal Area” has the meaning ascribed to that expression by the Code of Measuring Practice - Fifth Edition (RICS/ISVA) (or if there shall be no such edition or no such expression for the time being the nearest equivalent thereto) less an area of 100 sq ft

“Normal Business Hours” means 7.30 a.m. to 7.30 p.m. on Mondays to Fridays inclusive (except bank and other public holidays) subject to adjustment at the discretion of the Landlord from time to time PROVIDED THAT at no time shall the Normal Business Hours be less than 8.30 a.m. to 6.30 p.m.

“Order” means the Regulatory Reform (Business Tenancies) (England and Wales) Order 2003;

“Outside Normal Business Hours Charge” means the whole of the proper cost to the Management Company of carrying out or providing any of the Services at the request of the Tenant outside Normal Business Hours (including without prejudice to the generality of the foregoing costs and expenses in the nature of those set out in Part II of Schedule 6) or in the event of any of the Services being carried out or provided outside Normal Business Hours to the Tenant and any other tenant or tenants of the Building a fair proportion thereof as reasonably and properly determined by the Management Company or a qualified surveyor (acting as an expert) appointed or employed by the Management Company Provided that the Management Company shall provide to the Tenant on request all proper details (including relevant invoices) of amounts falling within the Outside Normal Business Hours Charge and of details of its calculations by the Management Company or such surveyor

“Permitted Part” means any part or parts of the Premises reasonably capable of separate occupation

“Permitted Use” means use as offices for any purpose within Class B1(a) (but not for any other purpose within that Use Class) of the schedule to the Town and Country Planning (Use Classes) Order 1987

“Planning Law” means every Enactment for the time being in force relating to the use or development of land and buildings and every planning permission statutory consent and agreement made under any Enactment relating to the Building

“Plans” means the plan annexed hereto

“Premises” means the premises described in schedule 1 and all permitted additions alterations and improvements made to them

“Public Authority” means any Secretary of State and any government department public local regulatory fire or any other authority or institution having functions which extend to the Premises or their use and occupation and any court of law and the companies or authorities responsible for the supply of water gas and electricity or any of them and any of their duly authorised officers

“Reinstatement Specification” means the specification annexed hereto or in the event that materials listed in the specification are not available from time to time or appropriate for use then reference to such materials will be substituted by reference to materials of not materially less quality which perform a similar function

“Review Date” means 24 June 2011

“Service Area” means the areas at basement and sub-basement level of the Building comprising a loading area, an area for refuse compactors, areas for the delivery and pick up of goods and packages, the corridors giving access to the goods lift the post room and access thereto from the public highway

“Services” means the services and other matters specified in clause 6 and Part I of schedule 6

“Service Media” means those parts of the Building comprising gas water drainage electricity telephone telex signal and telecommunications heating cooling ventilation air conditioning fire alarm and other pipes drains sewers mains cables wires supply lines ducts conduits flues and all other common conducting media plant appliances and apparatus for the provision supply control and monitoring of services to or from the Building and other common equipment in each case used or provided for the benefit of tenants of the Building in common

“Term” means a term of years commencing on the date of this lease and expiring on 2 October 2016 and includes any period of holding over or extension whether by any Enactment or common law

“Uninsured Risks” means an Act of Terrorism which is not an Insured Risk at the date of the destruction or damage

“VAT” means Value Added Tax as referred to in the Value Added Tax Act 1994 (or any tax of a similar nature which may be substituted for or levied in addition to it)

“working day” means any day on which clearing banks in the City of London are (or would be but for a strike lock-out or other stoppage affecting particular banks or banks generally) open for business (except Saturdays and Sundays)

2.                                     INTERPRETATION

2.1                                Words importing the singular include the plural and vice versa and words importing one gender include both other genders

2.2                                The expressions “Landlord” “Landlord’s Guarantor” “Tenant” “Management Company” and “Tenant’s Guarantor” wherever the context so admits include their respective successors in title and assigns and where a party comprises more than one person covenants and obligations of that party take effect as joint and several covenants and obligations

2.3                                A covenant by the Landlord Tenant or Management Company not to do (or omit) any act or thing also operates as a covenant not to permit or suffer it to be done (or omitted) and to prevent (or as the case may be to require) it being done by the Tenant any undertenant or any person at the Building with the authority (express or implied) of the Tenant

2.4                                References in this lease to:

2.4.1                                 any clause sub-clause schedule or paragraph is a reference to the relevant clause sub-clause schedule or paragraph of this lease and clause and schedule headings shall not affect the construction of this lease

2.4.2                                 any right of (or covenant to permit) the Landlord to enter the Premises shall also be construed (always in accordance with the proviso to clause 4.9) as entitling the Landlord to remain on the Premises with or without equipment but only for as short a period as is reasonably necessary in all the circumstances and permitting such right to be exercised by all persons authorised by the Landlord

2.4.3                                 any consent licence or approval of the Landlord or words to similar effect mean a consent licence or other approval in writing signed by or on behalf of the Landlord and given before the act requiring consent licence or approval

2.4.4                                 the Premises (except in clause 4.15) shall be construed as extending where the context permits to any part of the Premises

2.4.5                                 a specific Enactment includes every statutory modification consolidation and re-enactment and statutory extension of it for the time being in force save in relation to specific references to the Town and Country Planning (Use Classes) Order 1987 herein

2.4.6                                 the last year of the Term includes the final year of the Term if it shall determine otherwise than by effluxion of time and references to the expiry of the Term include such other determination

2.4.7

(A)                             Where the context permits rents or other sums being due from the Tenant to the Landlord or the Management Company mean that they are exclusive of any VAT properly chargeable thereon and the Landlord shall not be obliged to supply any VAT invoice until payment of VAT is received by it

(B)                               Whenever the consent licence or approval of the Landlord is required under this lease the relevant provision shall be construed as also requiring (and any consent licence or approval given by the Landlord shall be deemed subject to the need for) the consent licence or approval of the Superior Landlord (for which the Landlord shall apply expeditiously at the Tenant’s cost) but only where the same is required under the Head Lease except that nothing in this lease or in any consent licence or approval by the Landlord shall imply that the Superior Landlord’s consent licence or approval will not be unreasonably withheld or delayed

(C)                               References to any right of (or covenant to permit) the Landlord to enter the Premises shall extend to the Superior Landlord (but only where the

99 BISHOPSGATE REINSTATEMENT SPECIFICATION

26TH FLOOR

1.0                               SUSPENDED CEILINGS

High quality polyester powder coated perforated metal ceiling planks with 150mm wide trim strip at 3000mm centres, with a 40mm intermediate trim at 1500mm.

All planks lift out.  The light fittings and diffusers are accommodated within matching plain tiles.

Tile perforation:  Micro-perforation with 10mm plain borders.

Finish:  RAL 9010 white, 20% gloss at 60 degrees.

Acoustic packing:  An insulation material with a density of not less than 80 kg/m2 faced with a black glass fibre sheet fully encapsulated, foil backed in a sealed and non - combustible envelope, with a 1mm zinc sheet backing.

2.0                               RAISED MODULAR FLOOR

A fully accessible, medium grade, raised modular floor system with an average overall depth of 125mm.  The under floor space is cleaned, clear of all tenant’s wiring and sealed.

Panel type:  Fully encapsulated, with a particulate core with consistent exterior appearance.  Panel is supported by fully adjustable pedestals adhered and fixed to the sub-floor.

Size:  600mm x 600mm.

Loading:  The floor system complies with the following working strengths :-

Concentrated load:  Not less than 4.5 kN over 300mm2 and not less than 3.0 kN over 25mm.

Uniformly distributed load:  Not less than 8.0 kN/m2.

General:  The floor system complies with all aspects of the PSA Performance Specification for Raised Floors (MOB PF2 / PS)

3.0                               BLINDS

High quality metal venetian blinds having 25mm un-perforated slats, colour white RAL 9010, and weighted cord controls.

The blinds are purpose made to fit the height and width of the window and are capable of being full retracted.  The blind head mechanism is securely fixed, but easily removable for maintenance purposes.

4.0                               CARPETS

Carpet tiles from an 80/20 standard range of carpet laid fully adhered to the raised floor system.

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5.0                               DECORATIONS

5.1                                 Office

•                         Walls:  Emulsion paint, white matt emulsion.

•                         Columns:  Emulsion paint, white matt emulsion.

•                         Skirtings:  Grey painted softwood.

•                         Office:  Core doors, clear lacquer finish.

6.0                               DOORS AND JOINERY

6.1                                 Veneer finish with hardwood lippings – light oak.

7.0                               SERVICES

7.1                                 The systems include; ventilation, heating and cooling by means of high level fan coil units and controls, lighting and emergency lighting, small power and fire alarm.

7.2                                 Design Criteria

External Conditions

Summer Design	29[o]C db, 20[o]C wb
Winter Design	-4[o]C db, 100% relative humidity

Internal conditions
Summer	22[o]C + 1[o]C
Winter	20[o]C minimum
Humidity Control	50% + 10%

Building cooling loads
Lighting	18 W/m2 to occupied space
Small Power	35 W/m2

Occupancy
1 person/ 10m² NLA

Ventilation/Outdoor air supply
1.2 litre/second/m² NLA	(12 litres/second/person)

Internal noise levels for building services
Open Floors	NR38

Electrical Distribution
Lighting	18 W/m2
Small Power	35 W/m²

Lighting
Lighting to office areas is provided by low brightness recessed luminaires with CIBSE LG3 guidelines to create a “good visual environment”.

Lighting levels are 500 lux at desk top level.

2

Emergency Lighting

Self contained emergency luminaires are installed in areas of escape in tenants’ accommodation.

Fire Alarm

The fire alarm and detection system is of the analogue addressable type to category L2 providing coverage to the building for protection of life.

The system, incorporating a voice alarm, enables the speakers to be used for other security and public address announcements.

The systems provide phased evacuation and interfaces with mechanical plant, security and lighting management systems.

7.3                                 Systems Description

Ventilation Systems

The office floors are serviced by a four-pipe fan coil unit air conditioning system located within the suspended ceiling void. The units are as manufactured by Colman Moducel model 235 or equal. The forged brass 4 port control valves are manufactured by Satchwell type FEU. Conditioned air from the fan coil units is distributed via sheet metal ductwork to plenum boxes as manufactured by Colman Moducel series CB or equal.

Each fan coil unit will be served by a dedicated return air diffuser mounted temperature sensor.

Supply & Extract Diffusers

The plenum box terminates with a linear diffuser to provide uniform air distribution. The diffusers are manufactured by Colman Moducel CB series or equal, one and two-way directional blow.

Air is extracted from the space via extract diffusers as manufactured by Colman Moducel CB series or equal, two-way directional blow. These diffusers do not require a fitted plenum box.

Volume Control Dampers

Motorised isolation dampers are installed in the supply and extract ductwork main branches to achieve quadrant control, via the BMS to the floor. These isolation dampers are manufactured by Siebe  Ltd modelMF/6233 or equal and approved.

Volume control dampers are installed to all the sub branches to regulate their air volume. The dampers are manufactured by Advanced Air or equal, are stainless steel, aerofoil multi-blade dampers.

Fire Dampers

Where fire dampers are installed they are of the fusible link type manufactured by Volume Control Devices or equal and approved. The dampers comprise of interlocking stainless steel aerofoil blades, stainless steel bearings and peripheral gasket, totally enclosed drive mechanism and double skin galvanised 18 gauge spigot casing.

3

Sprinklers

A sprinkler system is installed throughout to comply with the requirements of BS 5306 Part 2 1990 and the recommendations of the Loss Prevention Council. The sprinkler heads as installed are flush mounted as manufactured by Reliable Ltd or equal.

Valves

Commissioning Valves and Isolating Valves are installed to the return and flow respectively, of the landlord’s and tenants’ secondary CHW installation to the floor. The valves are as manufactured by Tour and Anderson Ltd or equal and approved.

Commissioning valves are typically as follows:

Up to 50mm diameter TA Fig MD41. A metal bronze commissioning set comprising of MD20 double regulating valve and MDFO on a fixed plate.

Isolation valves are typically as follows:

Up to 50mm diameter TA Fig 64. A metal gate valve 65mm and above. TA Fig 35 lever operated butterfly valve.

Perimeter Heating

Perimeter heating is provided to offset heat losses to the glazing. The finned heating element is manufactured by HCP Ltd or equal and approved, installed in an Architectural perimeter rail provided by Permasteelisa, the cladding manufacturers.

Light Fittings

Type S -  ETAP 2x28W T5 300x1200mm module recessed fluorescent luminaire with high frequency control gear and Meso-optic diffuser.

Type SE - As A type except with 3hr integral battery for emergency use.

Type  T – Torus 35FX range recessed 25W ceramic metal halide narrow beam projector with remote high frequency ballast.

Type W – Optix size 4 range recessed 2x18W (4000k) compact fluorescent wash-light with asymmetric kick deflector. Supplied with high frequency control ballast.

Type U – Bola SBI range recessed 35W ceramic metal halide wall-washer with set 30° tilt and inbuilt 2 part reflector. Supplied with remote electronic ballast and 35W HIT G12 – 4000k lamps and white bezel.

Lighting Management System

Lighting Management System which provides independent control and monitoring of every luminaire by Delmatic  type ZMC, comprising ZMC floor controllers and ZMC 8 way output control module or equal.

Small Power

Modular wiring system comprising master distribution boxes, wiring and tee-off components for connection to the high level fan coil units and lighting control modules.

Master distribution box – 12 No. 20A output ports

Accessories

Wandsworth series 2 range with satin stainless steel finish or equal.

4

Fire Alarm and Detection System

An intelligent analogue programmable addressable system by ADT type IRC-3 incorporation voice and public address comprising: -

Smoke detectors – Signature Series 4D

Break glass call point – SIGA – KR1/SR/6S

Speakers – QFIT/SPECIAL/TF

Or equal.

Lighting

Lighting to office space by low brightness recessed fluorescent luminaries provided with CIBSE LG3 guidelines to create a ‘good visual environment’.

Lighting control to the office space complies with the new Part L of the Building Regulations, namely the Requirement L2(g) for providing lighting systems which are energy efficient.

“S” and “SE” type luminaires as specified below to all locations as indicated on the basebuild drawings.  Specification as:

S -  2x28W T5 recessed fluorescent luminaire with high frequency control gear.  As ETAP fitting previously described or equal and approved.

SE – As S type except with 3hr integral battery for emergency use.

Lighting to the office space is supplemented by feature lighting to the perimeter and interior core by the means of downlights and wall-washers described previously and shown on the base build drawings.

30 No. lighting control devices per floor. These devices are the combined photocell/ presence detector/ infra red receiver type compatible with the Delmatic lighting control system.

Emergency Lighting

Emergency lighting in all the office areas using general service luminaries with integral battery and chargers and self-contained emergency luminaires. Automated testing is through the lighting control system.

Power Systems

Final wiring from lighting control boxes to luminaries.  This cabling is of pre-wired lengths with plug type connectors to suit the Delmatic system.

Wiring from fused connection units to fan coil units as flexible connections, LSF type cabling.

Earthing & Bonding

The main earthing system is extended to the ceiling grid and earthing of new electrical installation.

The refurbished Earthing and bonding system complies with the relevant British Standard and the requirements of BS 7671.

Fire Detection and Alarm

Fire alarm devices include smoke detectors, voice alarm speakers and manual call points to integrate with the existing ADT Type IRC-3 system.

Electrical Accessories

Face plates for all electrical accessories including socket outlets, fused connection units and lighting switch plates.  These are Wandsworth series 2 range with satin stainless steel finish or equal.

5

Floor Boxes

3 compartment box with interchangeable plates, minimum layout 1 box to 10 sq m.

Disabled WC

A disabled access WC, fully compliant with the Disability Discrimination Act 1995.

Security System

A distributed intelligence structured wide area access control system by ADT type Janus comprising:-

Magnalocks – DRYAD DS7001

Proximity Readers – IDE/004/REA

Passcards – IDE/001/PC

Passive Infraced Detectors 3600 – P55048

CCTV Camera – CD/6252

Door Controller - IDC

8.0                               SUNDRIES

8.1                                 The installation of statutory fire escape signs to BS 5499 and fire action notices, complete with frames, clips and hanging wires.

6

Head Lease so provides) and to all persons authorised by it and shall be construed in the manner required by clause 2.4.2 but in relation to the Superior Landlord and those with its authority and the Landlord shall use its reasonable endeavours to ensure that any such rights of entry under the Head Lease are exercised in accordance with the proviso to clause 4.9

(D)                              The rights excepted and reserved in schedule 3 are also excepted and reserved for the benefit of the Superior Landlord

3.                                     DEMISE AND RENTS

The Landlord DEMISES unto the Tenant ALL THAT the Premises TOGETHER WITH the easements and rights specified in schedule 2 exercisable in common with the Landlord and all others with its authority or otherwise from time to time entitled thereto EXCEPT and RESERVED unto the Landlord and all other persons authorised by it from time to time during the Term (including the Management Company in relation to the provision of the Services) the easements and rights specified in schedule 3

TO HOLD the Premises unto the Tenant (together with and except and reserved as aforesaid) for the Term SUBJECT to all rights easements covenants stipulations and other matters affecting the same and SUBJECT to the provisions of the deeds and documents mentioned in schedule 7

YIELDING AND PAYING therefor:

FIRST yearly and proportionately for any part of a year:

(A)                             from and including the date hereof to and including the day before the Rent Commencement Date a peppercorn (if demanded), and

(B)                               from and including the Rent Commencement Date to and including the day on which the Review Rent is agreed or determined in accordance with schedule 4 (and subject always to the provisions of schedule 4) the Initial Rent payable by equal quarterly payments to be made in advance on the usual quarter days in every year the first such payment (or a due proportion thereof) to be made on the date hereof

SECONDLY as additional rent from time to time the Insurance Rent payable within 14 days of demand

THIRDLY as additional rent on demand (in addition and without prejudice to the Landlord’s right of re-entry and any other right) interest at the Interest Rate on any sum owed by the Tenant to the Landlord (or the Management Company as appropriate) whether as rent or otherwise which is not:

(a)                                 received by the Landlord (or the Management Company as appropriate) on the due date (or in the case of money due only on demand within fourteen days after the date of demand) calculated for the period commencing on the due date for payment and ending on the date the sum and the interest is received  by the Landlord

(b)                                demanded (or if tendered is for the time being refused) by the Landlord acting reasonably and properly (in the light of not wishing to waive its right to forfeit) in circumstances where the Tenant has materially breached its obligations under clauses 4.6, 4.12, 4.13 or 4.15 of this lease (but not otherwise) calculated for the period commencing on the due date for payment and ending on the date the sum (and the interest) is subsequently received by the Landlord

PROVIDED THAT the Landlord shall not be able to charge interest twice on the same sum if the express provision therefor is made elsewhere in this lease

FOURTHLY as additional rent all VAT for which the Landlord is or may become liable to account to H.M. Revenue & Customs (or other relevant body to whom account has for the time being to be made) for which the Landlord is unable to obtain credit or repayment as input tax on the supply by the Landlord to the Tenant under or in connection with the provisions of this lease or the interest created by it and of any other supplies whether of goods or services by the Landlord such rent fourthly reserved to be due for payment contemporaneously with the other rents or sums to which it relates

AND FIFTHLY a rent equal to the Electricity Cost such rent to be payable within 14 days of demand (either monthly or quarterly) as the Landlord shall properly determine

4.                                     TENANT’S COVENANTS

The Tenant covenants with the Landlord (and in respect of sub-clause 4.30 also with the Management Company) throughout the Term:

4.1                                Rent

To pay the rents reserved by this lease on the days and in the manner set out in clause 3 without deduction or set off

4.2                                VAT

Wherever the Tenant is required to pay any amount to the Landlord  hereunder by way of reimbursement or indemnity to pay to the Landlord  (as applicable) in addition  an amount equivalent to any VAT incurred by the Landlord save to the extent that the Landlord  obtains credit for or repayment of such VAT incurred by the Landlord  pursuant to sections 24 25 and 26 Value Added Tax Act 1994 or any regulations made thereunder or otherwise

4.3                                Outgoings

To pay all rates taxes charges and other outgoings whatsoever now or hereafter assessed charged or imposed upon the Premises or upon their owner or occupier by a competent authority (and a fair proper proportion reasonably determined by the Landlord attributable to the Premises of any rates taxes charges and other outgoings now or hereafter assessed charged or imposed upon the Premises in common with other premises or upon the owners or occupiers thereof) and (to the extent the Tenant does not pay it directly to the relevant supplier) the total cost (including meter rents) of all water (including chilled water) electricity and gas separately metered and/or exclusively supplied to the Premises during the Term  in all cases to the extent that they do not form part of and/or are not recoverable under the Service Charge or as an Electricity Cost excluding (without prejudice to the rent fourthly reserved and clause 4.2) any tax payable by the Landlord as a result of any actual or implied dealing with the reversion of this lease or of the Landlord’s receipt of any sums payable by the Tenant hereunder

4.4                                Compliance with Enactments

To comply with the requirements of all Enactments and of every Public Authority (including the due and proper execution of any works) in respect of the Premises their use occupation employment of personnel in them and any work being carried out to them (whether the requirements are imposed upon the owner lessee or occupier) and not to do or omit anything on the Premises by which the Landlord may become liable to make any payment or do anything under any Enactment or requirement of a Public Authority

4.5                                Notices

As soon as possible to give to the Landlord notice of (and a  copy of) any notice permission direction requisition order or proposal made by any Public Authority and without delay to comply in all respects at the Tenant’s cost with the provisions thereof save that the Tenant shall if so required by and at the cost of the Landlord make or join in making such objections or representations in respect of any of them as the Landlord may reasonably require

4.6                                Repair

To keep the Premises in good and substantial repair and condition (damage by any of the Insured Risks or an Act of Terrorism (if not an Insured Risk) excepted to the extent that the insurance money shall not have been rendered irrecoverable or insufficient because of some act or default of the Tenant or of any person deriving title under or through it or their respective servants or agents or invitees) and to replace whenever necessary during the Term and on expiry of the Term the Landlord’s fixtures and fittings (including any fitted carpets) in the Premises (but for the avoidance of doubt excluding the Landlord’s Services Equipment) which may have become beyond repair with items of a similar type and quality to be approved by the Landlord (such approval not to be unreasonably withheld or delayed)

4.7                                Decoration and general condition and servicing

4.7.1                                 To keep the Premises maintained to a high standard of  decorative order and finish and properly cleansed and tidy and (without prejudice to the foregoing) as often as the same shall be necessary (and not less frequently than once in every fifth year of the Term) and also in the last year of the Term to clean paint polish or otherwise treat as the case may be all inside surfaces of wood and metal work of the Premises usually or requiring to be painted polished or otherwise treated with two coats at least of high quality paint or polish vinyl wall coverings (where applicable) or other appropriate materials in a good and workmanlike manner (and during the last year of the Term in a colour scheme and with materials first approved by the Landlord such approval not to be unreasonably withheld or delayed) PROVIDED ALWAYS THAT the Tenant shall not be obliged to carry out any such decorative treatment if the need for it is caused by damage by any of the Insured Risks to the extent that the insurance money shall not have been rendered irrecoverable or insufficient because of some act or default of the Tenant or of any person deriving title under or through it or their respective servants agents or invitees

4.7.2                                 To clean the inside of all external window glazing in the Premises as often as is reasonably necessary

4.7.3                                 To enter into and maintain contracts for the regular inspection maintenance and servicing of all fixed plant and equipment comprised in the Premises which will  impact on the Landlord’s Services Equipment  by reputable contractors approved by the Landlord (such approval not to be unreasonably withheld) and to obtain satisfactory test certificates as may be reasonably required by the insurers and whenever reasonably required by the insurers in writing (but not more than once in any calendar year) to produce copies of such contracts and certificates

4.8                                Refuse

Not to deposit any refuse on any of the Common Parts except in areas designated for such purpose from time to time by the Landlord (provided that the Landlord designates sufficient refuse areas within the Common Parts having appropriate regard to the interests of good estate management) and to comply with all proper requirements of any Public Authority and any reasonable regulations made by the Landlord pursuant to clause 4.27 in relation to control over and disposal of rubbish

4.9                                To permit entry

To permit the Landlord (and persons authorised by the Landlord) at reasonable times on reasonable prior written notice (except in an emergency) to enter the Premises in order to:

4.9.1                                 examine their state of repair

4.9.2                                 ascertain that the covenants and conditions of this lease have been observed

4.9.3                                 take any measurement or valuation of the Premises

4.9.4                                 rebuild renew cleanse alter test maintain repair inspect and make connections to any part of the Building including the Service Media where such works cannot otherwise be carried out without such entry

4.9.5                                 during the last six months of the Term (or at any time in the case of a disposal of the Landlord’s interest) to show the Premises to prospective purchasers or tenants and their agents

4.9.6                                 exercise the rights described in schedule 3

PROVIDED ALWAYS THAT the Landlord shall not exercise any right to enter to carry out work on the Premises for the purposes described in clause 4 so as to interfere to a substantial extent or for a substantial time with the use of the Premises for the purpose of the business carried on by the Tenant the Landlord taking all reasonable steps to minimise inconvenience and as expeditiously as reasonably possible making good all and any damage caused by reason of such entry to the Premises to the reasonable satisfaction of the Tenant and wherever practicable in relation to any works in accordance with a programme of works approved by the Tenant (such approval not to be unreasonably withheld or delayed having due regard to the Landlord’s interest in the Building) and in compliance at all times with the Tenant’s reasonable regulations as to security and indemnifying the Tenant against all losses, costs, expenses or damage reasonably incurred arising as a result thereof

4.10                           Compliance with notices relating to repair or condition

4.10.1                           To comply with any written notice requiring the Tenant to remedy any breach of its covenants relating to repair and condition

4.10.2                           If the Tenant shall not within a reasonable time commence and thereafter complete compliance  with any such notice to permit the Landlord and any authorised person to enter the Premises to remedy the breach as the Tenant’s agent and at the Tenant’s cost

4.10.3                           To pay to the Landlord on demand the actual costs and expenses reasonably and properly incurred by the Landlord under the provisions of this sub-clause

4.11                          Encroachments

4.11.1                           Not knowingly to obstruct any rights of light and other easements belonging to the Premises and not to give any acknowledgment that they are enjoyed by consent

4.11.2                           Not knowingly to do or omit anything which might subject the Premises to the creation of any new easement which would adversely affect the Landlord’s interest in the Premises and to give notice to the Landlord of any encroachment which might have that effect as soon as reasonably practicable following the same coming to the attention of the Tenant or when the Tenant ought reasonably to have become aware of the same

4.12                          Alterations and reinstatement

4.12.1                           Not to carry out any Development of or on the Premises nor (without prejudice to the exclusion of structural parts from the demise of the Premises) any works affecting any structural parts of the Building nor any work affecting the external appearance of the Premises or the Building and not knowingly to commit any waste PROVIDED THAT the Tenant shall with the Landlord’s prior approval (such approval not to be unreasonably withheld or delayed) be permitted to:

(A)                             affix items to the structure in a manner which does not affect the structural integrity of the Building

(B)                               install kitchenette facilities (not requiring external extraction ducting)

(C)                               install a disabled toilet

(D)                              install air conditioning to service a computer room

(E)                                install showers

(F)                                install fan coil units

(G)                               for so long as the Tenant occupies other parts of the Building contiguous to the Premises pursuant to other leases works to link the Premises with the floors of such contiguous parts of the Building with internal staircases and other media

4.12.2                           Subject to Schedule 2 and without prejudice to any other rights of the Landlord in respect of areas not included in the Premises not to install or erect any exterior lighting shade or awning or place any structure or other thing outside the Premises without Landlord’s consent

4.12.3                           Without prejudice to paragraphs 4.12.1 and 4.12.2 of this sub-clause and subject to the provisos to this paragraph 4.12.3 not to make any other alteration or addition to the Premises (including all electrical and other plant and equipment and the installation and removal of demountable partitioning) except:

(A)                             in accordance with plans and specifications (adequately describing the work in question and the manner in which the work will be carried out) previously submitted at the Tenant’s expense in triplicate to and approved by the Landlord (such approval not to be unreasonably withheld or delayed)

(B)                               in a manner which shall not materially adversely affect the Landlord’s Services Equipment any Service Media or the provision of any of the Services

(C)                               in accordance with any relevant terms conditions and regulations of any Public Authority (and in particular in relation to any electrical installation in accordance with the terms and conditions laid down by the Institution of Electrical Engineers and the Regulations of the Electricity Supply Authority) and the requirements of the insurance company with whom the Premises are for the time being insured and

(D)                              in a good and workmanlike manner

PROVIDED ALWAYS THAT:

(I)                                   if required no such alterations or additions shall be carried out until the Landlord has issued its consent (not to be unreasonably withheld or delayed) in writing to which the Tenant shall if required join as a party in a form reasonably acceptable to the Landlord

(II)                               any approved alteration or addition directly affecting the Service Media or the provision of any of the Services shall if the Landlord reasonably requires be carried out by the Landlord as agent for the Tenant (the Landlord having first provided the Tenant with at least two written estimates in respect of such works and giving the Tenant an opportunity to select which estimate the Landlord should proceed with) and all reasonable and proper costs expended by the Landlord in so doing shall be repayable by the Tenant on written demand

(III)                           once any such alterations or additions have been carried out the Tenant shall supply to the Landlord within 90 days of practical completion of such alterations or additions five copies of as-built plans (or if appropriate a computer aided design disk) if different from plans already provided pursuant to 4.12(A) showing the works as carried out and such other appropriate information reasonably required by the Landlord to enable the Landlord and the Tenant to complete a Licence for Alterations and to manage the Building effectively in the interests of good estate management and if the Tenant does not so provide as-built plans, computer disks and other appropriate information within the 90-day period aforesaid the Landlord may instruct its own consultants to prepare such information (the Tenant hereby agreeing to allow the Landlord and its consultants access to the Premises for such purposes) and the Tenant will within 7 days of demand reimburse to the Landlord its reasonable and proper costs in connection therewith

(IV)                           notwithstanding the provisos (I) to (III) above, the Tenant may erect and remove demountable partitioning and other works of a minor (non-structural) nature (including the Minor Works) not having a material adverse effect on the Service Media, the Landlord’s Services Equipment or provision of the Services without the Landlord’s consent subject to the Tenant giving written notice to the Landlord (together with plans in triplicate detailing such works) following such works

4.12.4                           At the expiry of the Term if and to the extent required by the Landlord to remove all alterations and additions made to the Premises by the Tenant and make good the Premises in accordance with the Reinstatement Specification in a proper and workmanlike manner PROVIDED THAT this paragraph 4.12.4 shall not apply in a case where the Landlord serves a Counter-Notice pursuant to sub-clause 4.15.2.

4.13                          Use

Not to use the Premises:

4.13.1                           for any purpose (and not to do anything in or to the Premises) which may be or become or cause a nuisance  obstruction or damage to any person or property

4.13.2                           for a sale by auction or for any public meeting or for any dangerous noxious noisy illegal offensive or immoral trade business or activity or for residential purposes and not to use the Common Parts for the transaction of any business or

4.13.3                           (without prejudice to the preceding paragraphs of this sub-clause) except for the Permitted Use

4.14                          Signs

4.14.1                           Subject to any provision herein to the contrary not to erect any aerial satellite dish sign signboard pole antenna wire or other apparatus on the outside of the Building

4.14.2                           Not to affix or exhibit so as to be visible from outside the Premises any placard sign notice fascia board or advertisement except the approved signs referred to in paragraph 3 of schedule 2

4.15                          Alienation

4.15.1                           If the Tenant at any time proposes to assign or underlet the whole of the Premises the Tenant shall first by an irrevocable unconditional written notice (“the Tenant’s Notice”) served upon the Landlord offer to surrender or assign this lease to the Landlord upon such financial terms and conditions as the Tenant may desire

4.15.2                           During the period of fifteen working days following service of the Tenant’s Notice the Landlord may serve on the Tenant a notice in relation to the surrender created by this clause 4.15 in a form complying with the requirements of Schedule 3 to the Order (a “Warning Notice”).

4.15.3                           If the Landlord shall serve a Warning Notice the Tenant shall make a duly executed declaration or statutory declaration in a form complying with the requirements of Schedule 4 of the Order (a “Declaration”) as soon as reasonably practicable and the offer contained in the Tenant’s Notice shall remain irrevocable and open for acceptance by the Landlord until the service on the Tenant of the Counter-Notice pursuant to clause 4.15.4.

4.15.4                           Within fifteen working days of receipt of the Tenant’s Notice or, if later, the date of receipt of the Declaration from the Tenant (in respect of which time shall be of the essence) the Landlord may issue a counter-notice (“the Counter-Notice”) upon the Tenant stating the Landlord wishes to accept such surrender or assignment on the terms specified in the Tenant’s Notice

4.15.5                           If the Landlord serves a Counter-Notice on the Tenant then the Tenant shall surrender or assign (at the Landlord’s option) this lease to the Landlord and the Landlord shall accept an obligation to take a surrender or assignment of this lease (as the case may be) upon the terms specified in the Tenant’s Notice within 15 working days of receipt of the Counter-Notice by the Tenant either with vacant possession or subject only to a permitted underletting and the Tenant’s liability hereunder shall cease in respect of any matters arising following the date of such assignment or surrender and the Tenant shall be released from all its obligations hereunder but without prejudice to any antecedent breaches of covenant save in respect of reinstatement in relation to which the Tenant shall be required to leave the Premises in a clean and tidy condition (with all furniture removed) but not reinstated to the Reinstatement Specification.  Upon completion of such surrender or assignment (as the case may be) the Landlord shall (by deed) execute a formal release of the Tenant’s obligations hereunder in such form as the Tenant shall reasonably require

4.15.6

(A)                             If the Landlord does not take a surrender or assignment of this lease within the period specified in sub-clause 4.15.4 above for whatever reason then the Tenant’s obligation to surrender or assign to the Landlord under sub-clause 4.15.4 shall cease and the Tenant must (if it still wishes to assign or underlet this lease) complete its assignment or underletting on terms no worse than the financial terms and conditions stipulated in the Tenant’s Notice within 6 months from the date of the Tenant’s Notice extended by such period as results from the Landlord unreasonably withholding or delaying the issue of its consent and if the Tenant shall fail to complete within such period if it still wishes to assign or underlet the whole of the Premises it must reinstate the procedure set out in this clause 4.15

(B)                               If the Landlord does not serve a Counter-Notice upon the Tenant within the fifteen working day period specified in sub-clause 4.15.4 above then the Tenant must (if it still wishes to assign or underlet this lease)

complete its assignment or underletting on financial terms no worse than the terms and conditions stipulated in the Tenant’s Notice within 6 months from the date of the Tenant’s Notice extended by such period as results from the Landlord unreasonably withholding or delaying the issue of its consent and if the Tenant shall fail to complete within such period if it still wishes to assign or underlet the whole of the Premises it must reinstate the procedure set out in this clause 4.15

4.15.7

(A)                             Subject to the foregoing provisions of this sub-clause 4.15 not to assign mortgage charge or underlet or in any other manner part with possession of any part (being less than the whole) of the Premises or agree to do so except that the Tenant may underlet the whole of (but not more or less than) any Permitted Part or Permitted Parts or share occupation in accordance with sub-clauses 4.15.9 to 4.15.13

(B)                               Subject to the foregoing provisions of this sub-clause 4.15 not to assign underlet or otherwise part with possession of the whole of the Premises or agree to do so except that the Tenant may assign or underlet the whole of the Premises in accordance with sub-clauses 4.15.8 to 4.15.12

(C)                               In the event that the Tenant proposes to assign or underlet the whole of the premises demised under the Level 24 Lease and Level 25 Lease or solely the Level 25 Lease at the same time as this lease and has served the equivalent Tenant's Notice on the Landlord pursuant to clause 4.15.1 of the Level 24 Lease and the Level 25 Lease in respect of each of the Level 24 Lease and the Level 25 Lease or pursuant to clause 4.15.1 of the Level 25 Lease (as appropriate), and the Landlord has served a Counter-Notice for this lease, the Landlord must also serve such equivalent counter-notice on the Tenant as provided for in the Level 24 Lease and/or the Level 25 Lease (as appropriate).

(Assignment)

4.15.8

(A)                             Not to assign the whole of the Premises without first obtaining the Landlord’s consent issued within three months before completion of the assignment which consent shall not be unreasonably withheld or delayed but which may be granted subject to any one or more of the conditions referred to in clause 4.15.8 (B) and which may be withheld if the circumstance referred to in clause 4.15.8 (C) exists.  For the avoidance of doubt, the provisions of this clause 4.15.8 shall not apply in the event that the Landlord has served a Counter-Notice and the Tenant assigns this Lease to the Landlord in accordance with clause 4.15.5 hereof.

(B)                               The conditions referred to in clause 4.15.8 (A) above (which are specified for the purposes of section 19(1A) Landlord and Tenant Act 1927) are:

authorised guarantee

(1)                                 that the Tenant shall enter into an authorised guarantee agreement (as defined in section 16 Landlord and Tenant (Covenants) Act 1995) with the Landlord in a form which the Landlord reasonably requires guarantee of authorised guarantee

(2)                                 that any guarantor of the Tenant’s obligations under this lease shall have guaranteed to the Landlord that the Tenant will comply with the terms and conditions of the authorised guarantee agreement referred to in sub-clause clause 4.15.8 (B)(1) on terms and in a form which the Landlord reasonably requires third party guarantee/rent deposit

(3)                                 that if so reasonably required by the Landlord the proposed assignee shall have either procured
(a)                                  covenants with the Landlord by a guarantor or guarantors (not being the Tenant or Tenant’s Guarantor) reasonably acceptable to the Landlord, in a form acceptable to the Landlord (acting reasonably); or
(b)                                 a deposit with the Landlord of such sum not less than 50% of the then current annual rent first reserved by this lease together with any VAT thereon as fourthly reserved by this lease (and including provisions for increase of the sum deposited following any future review of the rent first reserved by this lease) on such terms as the Landlord may reasonably require as additional security for the discharge of the Tenant’s obligations under this lease intra group dealings

(4)                                 if the proposed assignee is a Group Company the Tenant shall have procured either:
(a)                                  if the Tenant’s obligations under this lease are guaranteed by another Group Company that such Group Company covenants with the Landlord on terms reasonably acceptable to (but no more onerous than the existing guarantee) the Landlord (which shall include a covenant to accept a new lease in the same form as this lease mutatis mutandis if any of the circumstances referred to in clause 7.1 arise in respect of the Tenant or any assignee); or
(b)                                 if there is no guarantor of the Tenant’s obligations under this lease and if the assignee is not at the date of the application for consent to the proposed assignment in the reasonable opinion of the Landlord of financial standing equivalent to or greater than the Tenant at the date of this lease that the proposed assignee procures covenants by a Group Company which is not the Tenant or the proposed assignee and which is in the reasonable opinion of the Landlord of financial standing equivalent to or greater than the Tenant on terms reasonably acceptable to the Landlord (which shall include a covenant to accept a new lease in the same form as this lease mutatis mutandis if any of the circumstances referred to in clause 7.1 arise in respect of the Tenant or any assignee)

(C)                               The circumstance referred to in clause 4.15.8 (A) above (which is specified for the purposes of section 19(1A) Landlord and Tenant Act 1927) is where any sums due and properly demanded from the Tenant to the Landlord under this lease (not being the subject of a bona fide dispute) remain unpaid at the date of the application for consent to the proposed assignment

(Underletting)

4.15.9                           Not to underlet the whole of the Premises or any Permitted Part (each being referred to in this paragraph as the premises) except:

(A)                             to a person who before the underletting shall have covenanted with the Landlord to observe and perform the Tenant’s obligations under this lease during the sub-term to the extent they relate to the premises demised by the underletting (other than the payment of rents) and shall have covenanted not to assign or underlet the whole of the premises without the Landlord’s consent (which shall not be unreasonably withheld or delayed) and shall have given an unqualified covenant not to assign or underlet part of the premises or otherwise part with possession or share the occupation of the premises or any part of them other than on the same basis as sub-clause (4.15.10(C) below (applying mutatis mutandis to the sub-tenant)

(B)                               by reserving as a yearly rent without payment of a fine or premium (in addition to the service and insurance and other rents payable under this lease except the rent first hereby reserved or (in the case of underletting of a Permitted Part) a pro rata proportion of them) an amount not less than:

(1)                                 (in the case of an underletting of the Premises) the then open market rent of the Premises
(2)                                 (in the case of an underletting of a Permitted Part) the then open market rent of the Permitted Part (notwithstanding that this may be less than a pro-rata proportion of the then open market rent of the Premises as a whole)

(C)                               by a form of underlease:

(1)                                 by which the principal rent reserved by the underlease is reviewed upwards only at each of those Review Dates which will occur during the sub term in accordance with the same principles (mutatis mutandis) as apply to the rent first reserved by this lease
(2)                                 requiring the underlessee to observe and perform all the covenants and other provisions binding on the Tenant under this lease (other than the covenant by the Tenant to pay the several rents reserved hereunder) to the extent they relate to the premises and containing:
(a)                                  a condition for re-entry by the underlessor on breach of any covenant by the underlessee
(b)                                 a qualified covenant not to assign or underlet the whole of the premises and an absolute covenant not to assign or underlet part of the premises or to otherwise part with possession or share the occupation of the premises or any part of them save by way of group company sharing
(c)                                  whereby the provisions of sections 24 to 28 inclusive of the Landlord and Tenant Act 1954 have been excluded in relation to the underlease in accordance with section 38A of the Landlord and Tenant Act 1954 before the underlease is granted or if earlier the underlessee becomes contractually bound to take it

(D)                              with the Landlord’s consent issued within three months before completion of the underletting which consent (subject to compliance with the foregoing conditions precedent) shall not be unreasonably withheld or delayed

4.15.10                     In relation to an underlease of a Permitted Part:

(A)                             not to include in the sub-demise the whole or any part of the entrance to or the reception area of the Premises

(B)                               to except from the underlease all necessary circulation areas and plant and equipment which will serve the Premises in common

(C)                               not as a result of the grant to create or permit the creation of more than two separate occupations affecting the whole of each floor of the Premises (occupations under this lease counting as one occupation save where the occupation under this lease is only of corridor areas and ducts common to the sub-demises)

(D)                              to include a provision excluding sections 24 to 28 inclusive of the Landlord and Tenant Act 1954 and complying with paragraph 5 of Schedule 2 to the Regulatory Reform (Business Tenancies) (England and Wales) Order 2003

4.15.11                     To enforce the observance and performance by every such underlessee and its successors in title of the provisions of the underlease and not expressly or impliedly to waive any breach of them nor (without the Landlord’s consent which shall not be unreasonably withheld or delayed) vary the terms of any underlease

4.15.12                     Not to agree any reviewed rent payable under an underlease without the Landlord’s consent (PROVIDED ALWAYS THAT the Landlord shall not unreasonably withhold or delay any consent required under this sub-paragraph) and to procure that any representations which the Landlord may wish to make in relation to the rent review are duly submitted to the underlessee (or, in the case of the Tenant and underlessee not being able to agree the reviewed rent payable under the underlease to the independent person agreed or selected to decide the reviewed rent) and to provide to the Landlord promptly on the same becoming available copies of any representations made by or on behalf of the Tenant or the underlessee in relation to such rent review and PROVIDED THAT the Landlord shall be responsible for its own costs

(Sharing occupation)

4.15.13                     Not to part with or share the occupation of the Premises or any part of them except that the Tenant may share occupation with a company which is (but only for so long as it remains) either the holding company of the Tenant or a majority-owned subsidiary of the Tenant or of the Tenant’s holding company (as those expressions are defined in section 42 of the Landlord and Tenant Act 1954) so long as the Tenant does not grant the person sharing occupation exclusive possession (so that such company occupies as licensee only without creating any relationship of landlord and tenant) nor otherwise transfer or create a legal estate and the Tenant shall notify the Landlord of the identity of each company in occupation

4.16                          Registration

4.16.1                           Within twenty-eight days after any disposition or devolution of this lease or of any estate or interest in or derived out of it to give notice in duplicate of the relevant transaction to the Landlord for registration with a certified copy of the relevant instrument and to pay to the Landlord a fair and reasonable fee for each such registration of not less than twenty five pounds

4.16.2                           To notify the Landlord  of the determination or agreement of every rent review under any underlease of the Premises within 28 days after the date of determination or agreement

4.17                          Payment of cost of notices consents etc.

To pay on demand all reasonable and proper expenses (including counsels’ solicitors’ surveyors’ and bailiffs’ fees) properly incurred by the Landlord in and incidental to:

4.17.1                           the preparation and service of a notice under section 146 Law of Property Act 1925 notwithstanding that forfeiture is avoided otherwise than by relief granted by the court and

4.17.2                           every step properly taken during or within 3 months after the expiry of the Term in connection with the enforcement of the Tenant’s obligations under this lease including the service or proposed service of all notices and schedules of dilapidations and

4.17.3                           every application by the Tenant for consent licence or approval under this lease even if the application is withdrawn or properly refused except where consent is unreasonably withheld or delayed  proffered subject to unreasonable conditions or granted pursuant to unlawful conditions

4.18                          Machinery

Not to install in the Premises any plant or machinery other than usual office equipment without the Landlord’s consent which shall not be unreasonably withheld or delayed PROVIDED ALWAYS THAT no plant or machinery shall be installed or operated in the Premises and nothing shall be done or omitted in them which would be likely to cause:

4.18.1                           the efficiency of the heating ventilation air conditioning and cooling system installed in the Building by the Landlord to be materially diminished or impaired in any material way

4.18.2                           noise dust fumes vibration or electrical interference adversely affecting or having an  intrusive effect on any other part of the Building or other adjoining property or persons outside the Premises

4.19                          Obstruction/overloading

Not knowingly to obstruct:

4.19.1                           or damage any part of the Building or exercise any of the rights granted by this lease in a way which causes nuisance or damage

4.19.2                           any means of escape required by any competent authority

4.19.3                           or discharge any deleterious matter into

(A)                             any pipe drain or other conduit serving the Premises and (to the extent they lie within the Premises) to keep them clear and functioning properly or

(B)                               any Service Media

4.19.4                           or stop-up or darken the windows and other openings of the Premises nor to overload or cause undue strain to the Service Media or any other part of the Building and in particular not to suspend any undue weight from the ceilings or walls of the Premises and not to exceed the following floor loadings:

floor finishings                                                       :                                             4 kN/m2 (80lbs per sq.ft)

live load                                                                                           :                                             1kN/m2 (20lbs per sq.ft)

4.19.5                           any  notice required by law erected on the Premises or  any erected by the Landlord pursuant to the rights reserved to it under this lease

4.20                          Parking/goods delivery

To ensure that all loading unloading deliveries and despatch of goods is carried out only by using the service accesses and goods lifts designated by the Landlord for the use of the Premises

4.21                          Planning Law and compensation

4.21.1                           Without prejudice to clause 4.4 at all times during the Term to comply with the provisions and requirements of Planning Law relating to or affecting:

(A)                             the Premises

(B)                               any operations works acts or things carried out executed done or omitted on the Premises

(C)                               the use of the Premises

(D)                              the use by the Tenant of (and the exercise of any other rights hereunder in respect of) any other parts of the building

4.21.2                           Subject to the provisions of paragraph 4.21.3 of this sub-clause as often as occasion requires during the Term at the Tenant’s expense to obtain  all planning permissions (and serve all notices) required under Planning Law in respect of the Premises whether for the carrying out by the Tenant of any operations or the institution or continuance by the Tenant of any use of the Premises or any part thereof

4.21.3                           Not without the Landlord’s consent to apply for any planning permission relating to the Premises (and not to apply for any such planning permission relating to any other part of the Building) save that the Landlord’s consent shall not be unreasonably withheld or delayed to the making of a planning application in respect of the Premises relating to any alterations operations or use or other thing (if any) which assuming it to be implemented in accordance with Planning Law would otherwise not be in breach of the provisions of this lease

4.21.4                           If the Landlord so requires (and at the Landlord’s cost) in connection with any relevant proposal by the Tenant to apply for a determination under section 191 or 192 Town and Country Planning Act 1990

4.21.5                           If the Landlord consents in principle to any application by the Tenant for planning permission to submit a draft of the application to the Landlord for its approval and to give effect to its reasonable requirements in respect thereof and if and to the extent the Landlord so reasonably requires in writing to lodge the application with the relevant authority in the joint names of the Landlord and the Tenant and in duplicate

4.21.6                           If the Landlord reasonably requires to complete before the expiry of the Term all works on the Premises required as a condition of any planning permission implemented by the Tenant or by any person claiming under or through it

4.22                          Indemnity

To indemnify the Landlord against all expenses proceedings costs claims damages demands and any other liability or consequence arising out of or in respect of any breach of any of the Tenant’s obligations under this lease (including all costs reasonably and properly incurred by the Landlord in an attempt to mitigate any such breach) or of any act omission or negligence of the Tenant or any person at the Premises  with the Tenant’s authority

4.23                          Defective premises

To give notice  to the Landlord of any defect in the Premises as soon as practicable after coming to the Tenant’s attention which defect would give rise to:

4.23.1                           an obligation on the Landlord to do or refrain from doing anything in relation to the Premises or

4.23.2                           any duty of care or the need to discharge such duty imposed by the Defective Premises Act 1972 or otherwise and at all times to display and maintain all discreet notices which the Landlord may from time to time reasonably require to be displayed at the Premises in relation to their state of repair and condition

4.24                          Insurance and fire fighting equipment

4.24.1                           Not to do or omit anything by which any insurance policy (subject to relevant extracts being provided to the Tenant) relating to the Building or any part of it becomes void or voidable or by which the rate of premium on such policy may be materially increased

4.24.2                           To comply with all proper requirements of the insurers and to provide and maintain unobstructed appropriate operational fire fighting equipment and fire notices on the Premises

4.24.3                           To notify the Landlord as soon as possible of any incidence of any Insured Risk on the Premises

4.24.4                           If the whole or any part of the Building is damaged or destroyed by any of the Insured Risks at any time during the Term and to the extent that the insurance money under any insurance policy effected by the Landlord is rendered wholly or partially irrecoverable caused by some act or default of the Tenant or any person deriving title under or through the Tenant or their respective servants agents or invitees forthwith to pay the Landlord the whole amount of the insurance money so irrecoverable

4.25                          Dangerous and contaminative materials

Not to keep place store or use or permit or suffer to be kept placed stored or used in or upon or about the Premises any materials substance or other thing of a dangerous inflammable combustible explosive corrosive or offensive nature or any materials substance or other thing which is likely in any way to cause pollution injury or harm by percolation corrosion contamination migration release or otherwise on beneath or in the vicinity of the Premises provided that uses of substances ancillary to normal office use shall not constitute a breach of this lease

4.26                          Yield up

4.26.1                           Subject to the provisions of clause 4.12.4 hereof, at the expiry of the Term to remove all chattels and (to the extent the Landlord may require in writing) tenant’s fixtures and quietly to yield up the Premises reinstated in accordance with the Reinstatement Specification and restored and made good to the extent required under clause 4.12.4 and in the state of repair condition decorative order and layout otherwise required by this lease and any licences or consents issued in pursuance of it and to make good any damage so caused in a proper and workmanlike manner to the reasonable Landlord’s satisfaction

4.26.2                           The Tenant irrevocably authorises the Landlord to remove and dispose of any chattels which may be left in the Premises more than 14 days after the expiry or sooner determination of the Term (without being obliged to obtain any consideration for the disposal) and the Tenant irrevocably declares that any such chattels will stand abandoned by it

4.26.3                           To make due application to the Land Registry for the cancellation of any notice of or relating to this lease or any document supplemental or collateral to it registered at the Land Registry by the Tenant if requested to do so by the Landlord and on request to supply the Landlord with a copy of the application

4.26.4                           For the purposes of securing the Tenant’s obligation in clause 4.26.3 the Tenant hereby irrevocably appoints the Landlord and its successors in title severally as attorney of the Tenant and in its name (and with power to appoint the Landlord’s solicitors as substitute attorney) solely for the purposes of making any application referred to in clause 4.26.3 but only if the Tenant is in breach of the obligation to apply itself

4.27                          Regulations and covenants

To comply with:

4.27.1                           all reasonable regulations properly made by the Landlord from time to time and notified to the Tenant in writing for the good management of the Building  PROVIDED ALWAYS THAT no such regulations shall purport to amend the terms expressed in this lease and if there is any inconsistency between the terms of this lease and the regulations the terms of this lease shall prevail AND PROVIDED FURTHER THAT such regulations shall not impose any obligations or restrictions on the Tenant which shall be more onerous than the obligations and restrictions herein contained in respect of the subjects herein contained

4.27.2                           by way of indemnity only all covenants stipulations and other matters affecting the Premises in or referred to in documents referred to in Schedule 7 and not knowingly to interfere with any rights easements or other matters affecting the Premises

4.28                          Security and access

To use all reasonable endeavours to ensure that the Tenant’s visitors to the Premises observe such reasonable security regulations notified by the Landlord to the Tenant in writing which may apply to them

4.29                          Head Lease

4.29.1                           To observe and perform the covenants and conditions on the part of the lessee contained in the Head Lease so far as they relate to the Premises except the covenant for the payment of rent and payment of other monies thereunder (other than costs of approvals required hereunder) and except also so far as the obligations fall to be observed and performed by the Landlord or the Management Company

4.29.2                           Not to do or omit any act or thing which would or might cause the Landlord to be in breach of the Head Lease in the form it is in at the date hereof

4.30                          Service Charge

To pay the Service Charge (and VAT thereon) to the Management Company for the period from the date hereof at the times and in the manner provided for in clause 6 and schedule 5 (subject to the terms thereof) without deduction or set off save as may be required by law and to pay the Outside Normal Business Hours Charge within 14 days of written demand (either quarterly or by monthly instalments)

5.                                     LANDLORD’S COVENANTS

The Landlord covenants with the Tenant:

5.1                                Quiet enjoyment

The Tenant may peaceably hold and enjoy the Premises without any lawful interruption by the Landlord or any person rightfully claiming through under or in trust for it or by title paramount

5.2                                Insurance

(A)                             To keep the Building (including the Premises and all means of access thereto within the Building) (except all tenants’ plant and equipment and trade fixtures) insured against the Insured Risks in such sum as in the Landlord’s reasonable opinion (having taken appropriate professional advice) represents its then full current reinstatement cost (together with architects and other professional fees costs of demolition and site clearance) with a reputable insurance company and to use reasonable endeavours to procure (whether by specific notice or general clause) that the Tenant’s interest is noted on the policy of insurance and the insurer waives any rights of subrogation it may have against the Tenant and that the policy contains a non-invalidation clause

(B)                               To insure and keep insured:

(1)                                 all air conditioning heating and hot water systems and boilers (if any) against explosion third party and all other usual and necessary risks such insurance to provide for periodical inspection of the said boilers to be arranged by the insurers; and
(2)                                 all lifts against mechanical and electrical breakdown third party and all other usual and necessary risks such insurance to provide for periodical inspection of the said lifts to be arranged by the insurers and cause all monies received by virtue of any such insurances to be laid out in making good the said central heating and hot water systems and boilers or the said lifts (as the case may be)

5.2.2                                 On request to supply the Tenant (but not more frequently than once in any period of twelve months unless there is a change in the insurance policy) with full particulars of such insurance policy or policies

5.2.3                                 If and whenever during the Term the Premises the Building or any means of access to the Premises within the Building (except as aforesaid) is damaged or destroyed by an Insured Risk and to the extent that payment of the insurance monies is not refused because of any act neglect default or omission of the Tenant or of any person deriving title under or through the Tenant or their respective servants agents and invitees the Landlord will with all reasonable speed take all the necessary steps to obtain any requisite planning permissions and consents and immediately  after they are obtained to lay out the money received from the insurance of the Building (except sums in respect of public liability and employer’s liability and loss of rent) towards replacing and reinstating (but not necessarily in facsimile reinstatement) the damaged or destroyed parts of the Building and in the case of the Premises to the Reinstatement Specification as soon as reasonably practicable (the Landlord agreeing to notify the Tenant in writing of the anticipated date by which the Premises will be so reinstated at least 2 months prior to such date) and the Landlord shall make good any shortfall out of its own monies PROVIDED ALWAYS THAT the Tenant shall have no claim against the Landlord under this clause 5.2.3 in respect of the manner of replacement of the interior of any Lettable Unit other than the Premises or any alteration to the Common Parts provided access to the Premises and the exercise of rights granted hereunder are no less convenient and commodious and PROVIDED FURTHER THAT the Landlord shall not be liable to carry out the replacement if it is unable (having used all reasonable endeavours) to obtain every planning permission and consent necessary to execute the relevant work in which event the Landlord shall be entitled to retain all the insurance money received by it

5.2.4                                 If and whenever during the Term the Premises the Building or any means of access to the Premises within the Building is damaged or destroyed by the Uninsured Risk so that the Premises are incapable of beneficial occupation or use then the Landlord shall have 12 months from the date of such damage or destruction (the “Election Period”) to decide whether to rebuild or reinstate the Premises the Building and/or the means of access to the Premises within the Building

5.2.5                                 The Landlord shall give the Tenant not less than two months’ written notice expiring no later than the end of the Election Period as to whether or not it intends to rebuild or reinstate the Premises the Building or means of access to the Premises

5.2.6                                 Following service of the Landlord’s notice in accordance with clause 5.2.5 that it does intend to rebuild or reinstate the Premises the Building or any means of access to the Premises within the Building the Landlord shall comply with its obligations set out in clause 5.2.3 as if the same were set out here in full mutatis mutandis and as if the term “Insured Risk” was replaced by the term “Uninsured Risk” and on the basis that the Landlord’s obligation to reinstate is not conditional upon receipt of the insurance monies.

5.2.7                                 Following service of the Landlord’s notice in accordance with clause 5.2.5 that it does not intend to rebuild or reinstate the Premises the Building or any means of access to Premises within the Building this lease shall forthwith determine.

5.2.8                                 If the Landlord shall not have served notice in accordance with clause 5.2.5 the Landlord or the Tenant may on the service of notice in writing given to the other within the period of 3 months following the date 2 months less one day prior to the expiration of the Election Period forthwith determine this lease.

5.2.9                                 If notice to determine the lease is served pursuant to clause 5.2.5 or 5.2.8 this lease shall forthwith determine but the determination shall be without prejudice to any right of action of either party in respect of any previous breach of this lease by the other and all moneys (if any) payable under the insured policies shall be paid to and belong to the Landlord absolutely.

5.2.10                           If Acts of Terrorism become an Uninsured Risk then the Landlord shall notify the Tenant of the same in writing as soon as reasonably practicable.

5.3                                Head Lease

5.3.1                                 To pay the rents reserved by and other sums due under the Head Lease and to perform (so far as the Tenant is not liable for such performance under the terms of this lease but so far only as to preserve the existence of the Head Lease and this lease) the covenants and conditions on the part of the lessee contained in the Head Lease

5.3.2                                 On the request  of the Tenant to use all reasonable endeavours to enforce the covenants on the part of the Superior Landlord contained in the Head Lease

5.3.3                                 To use all reasonable endeavours at the Tenant’s expense to obtain the consent of the Superior Landlord wherever the Tenant makes application for any consent required under this lease where the consent of both the Landlord and the Superior Landlord is needed by virtue of this lease and the Head Lease

5.3.4                                 To comply with the conditions, covenants and obligations contained in the documents referred to in schedule 7

5.4                                Electricity provision

Subject to clause 7.3 and 7.7 to  provide or procure the provision of electricity to the Premises  to meet the requirements of the Tenant and other lawful occupiers of the Premises having regard to the overall electricity services design standards for the Building as a whole and to all relevant statutory provisions from time to time regulating the supply and utilisation of electricity and the terms and conditions relative thereto from time to time imposed by the electricity provider chosen by the Landlord

5.5                                Management Company Access

Subject to the proviso to clause 4.9 to allow the Management Company such rights over the Building as it requires from time to time for the due and proper provision of the Services

5.6                                Signage

Not to grant the right for any tenant at the Building to affix signage the exterior of the Building PROVIDED THAT this clause 5.6 shall not apply in respect of the entrance doors to the part of the Building known as 101 Bishopsgate where the Landlord shall not be prohibited from granting rights for tenants to affix signage.

5.7                                Designation of facilities

Where the Landlord or Management Company is to designate a means of access or facilities or services hereunder the Landlord shall ensure that sufficient means of access facilities and/or services are provided to the Premises such that it shall at all times be capable of beneficial use and occupation by the Tenant for the purposes permitted by this lease

6.                                     PROVISION OF SERVICES

The Management Company covenants with the Tenant:

6.1                                Well and substantially to repair and properly clean and decorate the structure of the Building (including the structure of the roofs foundations external and internal walls and columns and structural slabs of the ceilings and floors) the external surfaces of the Building (including the whole of the glazing within the external walls of the Building) the Common Parts

6.2                                To keep the Service Media designed for common or general use and the Landlord’s Services Equipment in good and substantial repair and in clean condition and at all times in good and safe working order

6.3                                To keep the lifts in the Building clean and in good and substantial repair and condition and at all times in good and safe working order

6.4                                To provide heating or cooling (as appropriate) to the Premises and the toilets serving the same for such hours as the Tenant shall require (subject to the Tenant paying the Outside Normal Business Hours Charge in relation to provision outside Normal Business Hours)

6.5                                To ensure that the Premises have a constant supply of hot and cold water for use in washing facilities through such of the Service Media as are designed for the same

6.6                                To ensure that the Common Parts are at all times kept clean tidy and unobstructed

6.7                                To provide or procure the provision of electricity to the Premises and the Common Parts and each and every part thereof designed to receive the same to the extent necessary to meet the reasonable requirements of the Tenant and other lawful occupiers of the Premises having regard to the overall electricity services design standards for the Building as a whole and to all statutory provisions from time to time regulating the supply and utilisation of electricity and the terms and conditions relative thereto from time to time imposed by the electricity provider

6.8                                To comply with the requirements of any statute (already or in the future to be passed) or any government department local authority other public or competent authority or court of competent jurisdiction relating to the Building or any part for which any tenant or occupier of the Building is not directly or exclusively liable

6.9                                To ensure that at all times there are such security officers at and patrolling the Building as is reasonably appropriate for premises of the same size and nature as the Building

6.10                          To provide or procure the provision of:

6.10.1                           without prejudice to the generality of the foregoing, the Services during Normal Business Hours; and

6.10.2                           such of the Services outside Normal Business Hours as in the Management Company’s reasonable discretion are appropriate to provide to a high class office building in the City of London outside Normal Business Hours; and

6.10.3                           such of the Services outside Normal Business Hours as the Tenant shall previously request (but subject to the Tenant being responsible for the Outside Normal Business Hours Charge)

(having regard in all cases to and in accordance with the overall design standards for the Building as a whole and subject to the limitations contained in Clause 7.6) in an efficient and economic manner and in accordance with good estate management provided that the Management Company shall be entitled to employ such managing agents professional advisers contractors and other persons as it shall from time to time reasonably think fit for the purpose of the performance of the Services

PROVIDED THAT the Management Company shall not be liable for (without prejudice to the provisions of clause 7.3) any temporary closure of any of the Common Parts or temporary interruption in the provision of the Services or stoppage or severance affecting any of the Service Media or any temporary interruption to the supply of electricity to the Common Parts or temporary closure or diversion of any of the Common Parts or Service Media by reason of necessary inspection repair maintenance or replacement thereof or any part thereof or any plant machinery equipment installations or apparatus used in connection therewith or damage thereto or destruction thereof by any risk (whether or not an Insured Risk) or by reason of electrical mechanical or other defect or breakdown or frost or other inclement conditions or shortage of fuel materials supplies or labour or whole or partial failure or stoppage of any mains supply due to any circumstances beyond the reasonable control of the Management Company PROVIDED ALWAYS that the Management Company shall use all reasonable endeavours to minimise the adverse effects of any such circumstances and to remedy any such temporary interruption closure or diversion as soon as reasonably practicable and ensure reasonable access is available to the Premises at all times

7.                                     PROVIDED ALWAYS AND IT IS HEREBY AGREED AND DECLARED THAT:

7.1                                Forfeiture and re-entry

7.1.1                                 Without prejudice to any other remedies and powers contained in this lease or otherwise available to the Landlord if

(A)                             the whole or part of the rent firstly reserved shall be unpaid for twenty-eight days after becoming payable (whether the rents have been demanded or not); or

(B)                               the whole or part of the rents (save the rent firstly reserved) shall be unpaid for 28 days after becoming payable and being demanded

(C)                               any of the Tenant’s material covenants in this lease are not performed or observed in the manner and at the times herein specified; or

(D)                              the guarantee granted by any guarantor of the Tenant’s obligations is or becomes unenforceable (in whole or in part) for any reason whatsoever (save where such situation arises as a result of the Landlord’s actions) or the Tenant or any guarantor of the Tenant’s obligations (or if more than one person any one of them)

(E)                                being a company is the subject of a petition or issues a notice convening a meeting to consider a resolution for its winding up or enters into liquidation whether voluntarily (except for reconstruction or amalgamation of a solvent company on terms previously agreed by the Landlord) or compulsorily or has a provisional liquidator or a receiver (including an administrative receiver) appointed or a resolution is passed or any other step is taken by the company or its directors for the appointment of an administrator, or an administrator is appointed, or a petition or application for an administration order is presented in relation to the company or a petition for one or of a voluntary arrangement or a proposal for one under Part I Insolvency Act 1986 or is unable to pay its debts within the meaning of section 123 Insolvency Act 1986 or is otherwise insolvent or having been registered with unlimited liability it acquires limited liability or

(F)                                being a company incorporated outside the United Kingdom is the subject of any proceedings or event analogous to those referred to in clause 7.1.1(E) in the country of its incorporation or elsewhere or shall otherwise cease for any other reason to be or to remain liable under this lease or shall cease for any reason to maintain its corporate existence (other than by merger consolidation or other similar corporate transaction in which the surviving corporation assumes or takes over the liabilities of the Tenant under this lease);

(G)                               being an individual is the subject of a bankruptcy petition or bankruptcy order or of any application or order or appointment under section 253 or section 273 or section 286 Insolvency Act 1986 or otherwise becomes bankrupt or insolvent or dies or

(H)                              enters into or makes any proposal to enter into any arrangement or composition for the benefit of his creditors the Landlord may at any time thereafter (and notwithstanding the waiver of any previous right of re-entry) re-enter the Premises whereupon this lease shall absolutely determine but without prejudice to any Landlord’s right of action in respect of any antecedent breach of the Tenant’s covenants in this lease or any Tenant’s rights of action in respect of any antecedent breach of the Landlord’s or the Management Company’s covenant’s in this Lease provided that such forfeiture does not cancel reduce or restrict any right of action or remedy of the Landlord or the Tenant in respect of any breach prior to such forfeiture by the Tenant or the Landlord or Management Company (as applicable) of its obligations under this lease or the amount of damages which the Landlord or the Tenant (as the case may be) may claim

7.2                                Letting scheme use and easements

No letting or building scheme exists or shall be created in relation to the Building and (subject only to those easements expressly granted by this lease) neither the Tenant nor the Premises shall be entitled to any easement or quasi-easement whatsoever and save to the extent necessary to preserve or protect the easements expressly granted by this Lease nothing herein contained or implied shall give the Tenant the benefit of or the right to enforce or to have enforced or to prevent the release or modification of any right easement covenant condition or stipulation enjoyed or entered into by any tenant of the Landlord in respect of property not demised by this lease or prevent or restrict the development or use of the remainder of the Building or any other land provided that the Landlord shall ensure that any such use or development does not materially adversely affect the Tenant’s use and enjoyment of the Premises

7.3                                Common Parts and Service Media

Subject always to the rights of the local authority the relevant supply authorities and any other competent authority and the rights granted to the Tenant hereunder the Common Parts and the Service Media are at all times subject to the exclusive control and management of the Landlord who may from time to time (if (having first consulted with the Tenant and duly taken reasonable representations into consideration) it shall be necessary or reasonable to do so for the benefit of the Building or otherwise in keeping with the principles of good estate management) alter divert substitute stop up or remove any of them (leaving available for use by the Tenant  at all times means of access to and egress from and servicing and amenities for the Premises not materially less advantageous convenient and commodious than existed prior to such alteration diversion substitution stopping up or removal)

7.4                                Service of notices

7.4.1                                 In addition to any other mode of service any notices to be served under this lease shall be validly served if served in accordance with section 196 Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962

7.4.2                                 If the Tenant or any guarantor comprises more than one person it shall be sufficient for all purposes if notice is served on one of them but a notice duly served on the Tenant will not need to be served on any guarantor

7.5                                Rent cesser

7.5.1                                 If and whenever during the Term:

(A)                             the Premises (other than the Tenant’s plant and equipment and tenant’s fixtures) or the means of access to or egress from all parts of the Premises within the Building or any of the services in the Building are damaged or destroyed by any of the Insured Risks so that the Premises are incapable of beneficial occupation and use and

(B)                               the insurance of the Building or the payment of any insurance money has not been vitiated as a result of the act neglect default or omission of the Tenant or of any person deriving title under or through the Tenant their respective servants agents and invitees the rents firstly fourthly and fifthly reserved by this Lease and the Service Charge or a fair proportion of them according to the nature and extent of the damage sustained shall be suspended and cease to be payable from and including the date of destruction or damage until whichever is the earlier of the date on which the Premises are reinstated to the Reinstatement Specification and if applicable the means of access and egress within the Building to the Premises and services necessary for the beneficial occupation and use of the Premises are available and the date of expiry of the period for which loss of rent is insured (being not less than four years and not more than six years) (and any of the rents firstly fourthly or fifthly reserved actually paid for a period expiring after the date of damage or destruction (or a fair and just proportion thereof) shall be repaid by the Landlord to the Tenant as soon as reasonably practicable) and any dispute about such suspension shall be referred to the award of a single arbitrator to be appointed in default of agreement on the application of the Landlord or the Tenant to the President for the time being of The Royal Institution of  Chartered Surveyors in accordance with the Arbitration Act 1996

7.5.2                                 If the circumstances contemplated by clause 5.2.6 exist the rent firstly, fourthly and fifthly reserved by this lease and the Service Charge or a fair proportion of them according to the nature and extent of the damage sustained shall be suspended and cease to be payable from and including the date of expiry of the Election Period until the date on which the Premises are reinstated to the Reinstatement Specification and if applicable the means of access and egress within the Building to the Premises and the services necessary for the beneficial occupation and use of the Premises are available and any dispute about such suspension shall be referred to the award of a single arbitrator to be appointed in default of agreement on the application of the Landlord or the Tenant to the President for the time being of The Royal Institution of Chartered Surveyors in accordance with the Arbitration Act 1996

7.6                                Provision for determination after destruction or damage

If the circumstances referred to in clause 7.5.1 or 7.5.2 shall apply such that the whole of the rent firstly fourthly and fifthly reserved by this lease and the Service Charge shall be suspended and it shall be apparent having regard to all the material facts and circumstances that the Premises (including if applicable the essential means of access to the Premises) shall not be capable of reinstatement to the Reinstatement Specification by the date which is 4 years from the date of the damage or destruction then in such circumstances either the Landlord or the Tenant may within a period of 12 months following the date which is 4 years from the date of the damage or destruction by notice served upon the other determine this lease forthwith but without prejudice to the rights of the parties in respect of any antecedent breaches

7.7                                Landlord’s liability

The Landlord shall not be liable for (without prejudice to the provisions of clause 7.3) any temporary closure of any of the Common Parts or temporary stoppage or severance affecting any of the Service Media or any temporary interruption to the supply of electricity to the Premises or temporary closure or diversion of any of the Common Parts or Service Media by reason of necessary inspection repair maintenance or replacement thereof or any part thereof or any plant machinery equipment installations or apparatus used in connection therewith or damage thereto or destruction thereof by any risk (whether or not an Insured Risk) or by reason of electrical mechanical or other defect or breakdown (save for any defect or breakdown caused by want of proper maintenance or repair) or frost or other inclement conditions or shortage of fuel materials supplies or labour or whole or partial failure or stoppage of any mains supply due to any circumstances beyond the reasonable control of the Landlord PROVIDED ALWAYS that where reasonably practicable the Landlord shall provide alternative services (if the absence thereof would materially adversely affect the Tenant’s use and enjoyment of the Premises) and otherwise PROVIDED ALWAYS that the Landlord shall use all reasonable endeavours to minimise the adverse effects of any such circumstances and to remedy any such temporary interruption closure or diversion as expeditiously as reasonably practicable

7.8                                Arbitration fees

The fees of any arbitrator incurred in any arbitration proceedings arising out of this lease may be paid to the arbitrator by the Landlord or by the Tenant notwithstanding any direction or prior agreement as to liability for payment and any sums so paid for which the party who pays them initially is not ultimately liable shall be repayable on demand by the party who is liable for them

7.9                                Rent review memorandum

Forthwith after every agreement or determination of any increase in the amount of the rent reserved and made payable by virtue of schedule 4 a memorandum recording the increase shall be attached to this lease and to the counterpart and such memorandum shall be signed by or on behalf of the Landlord and the Tenant respectively and each party shall bear their own costs in relation thereto

7.10                          No warranty as to use

Nothing contained in this lease shall constitute or be deemed to constitute a warranty by the Landlord that the Premises are authorised under Planning Law to be used or are otherwise fit for any specific purpose

7.11                          Disputes

7.11.1                           Any dispute between the Tenant and any other tenant or occupier of any part of the Building relating to any easement or right affecting the Building (other than the Landlord or the Management Company) or any part of it shall (unless the Landlord shall by notice to the parties concerned renounce its power to determine it) be referred to the Landlord whose decision (acting in the capacity of an expert) shall be binding upon the parties to the dispute

7.11.2                           Where any issue (other than one relating to a rent review) arising out of or under or relating to the Head Lease which also affects or relates to the provisions of this lease is to be determined as provided in the Head Lease the determination of such issue pursuant to the provisions of the Head Lease shall be binding on the Tenant as well as the Landlord for the purposes both of the Head Lease and this lease

7.12                          Rateable value appeals

If the Landlord or the Tenant intends to make a proposal to alter the entry for the Premises in the local non-domestic rating list it shall notify the other party of its intention and shall incorporate in the proposal such proper and reasonable representations as may be made by or on behalf of that party

7.13                          Jurisdiction

This lease shall be governed by and construed in all respects in accordance with the laws of England and the English courts shall have exclusive jurisdiction in relation to disputes arising under or connected with this lease and the parties hereto irrevocably submit to the jurisdiction of such courts and irrevocably waive any objection which any of them may have now or in the future to the English courts being nominated for the purpose of this clause on the grounds of venue or otherwise and agree not to claim that any such court is not a convenient or appropriate forum

8.                                     LANDLORD’S GUARANTOR’S OBLIGATIONS

8.1                                The Landlord’s Guarantor at the request of the Landlord and in consideration of the Tenant agreeing to take this lease unconditionally covenants and guarantees with and in favour of the Tenant as a primary obligor and not merely as a surety or merely collateral to that of the Landlord that all of the Landlord’s obligations covenants agreements and conditions contained in this lease will be performed and observed in the manner and at the times herein specified and that if there is default in performing and observing any of the Landlord’s obligations (notwithstanding any time or indulgence granted by the Tenant to the Landlord or compromise, neglect or forbearance on the part of the Tenant in enforcing the observance of the Landlord’s obligations in this lease) the Landlord’s Guarantor will observe and perform (or procure the performance and observance of) the obligations in respect of which the Landlord shall be in default and make good to the Tenant all losses costs damages and expenses properly occasioned to the Tenant by any breach non-observance or non-performance of any of the obligations covenants agreements and conditions as aforesaid

8.2                                The Landlord’s Guarantor at the request of the Management Company and in consideration of the Tenant agreeing to pay the Service Charge unconditionally covenants and guarantees with and in favour of the Tenant as a primary obligor and not merely as a surety or merely collateral to that of the Management Company that all of the Management Company’s obligations contained in this lease will be performed and observed in the manner and at the times herein specified and that if there is default in performing and observing any of the Management Company’s obligations (notwithstanding any time or indulgence granted by the Tenant to the Management Company or compromise, neglect or forbearance on the part of the Tenant in enforcing the observance of the Management Company’s obligations in this lease) the Landlord’s Guarantor will observe and perform (or procure the performance and observance of) the obligations in respect of which the Management Company shall be in default and make good to the Tenant all losses costs damages and expenses properly occasioned to the Tenant by any breach non-observance or non-performance of any of the obligations covenants agreements and conditions as aforesaid

8.3                                For the avoidance of doubt the obligations of the Landlord’s Guarantor under sub-clauses 8.1 and 8.2 above shall remain effective for the full duration of the Term notwithstanding (i) any sale (or other disposition) of the Landlord’s reversionary interest to this lease and/or (ii) any of the circumstances described (or analogous to those described) in sub-clauses 7.1.1(D), 7.1.1(E), 7.1.1(F), 7.1.1(G) or 7.1.1(H) hereof occurring in relation to either the Landlord or the Management Company.  In the event that either such event occurs, the

Landlord’s Guarantor will, at its sole cost and expense, promptly enter into a deed directly with the Tenant (in a form required by the Tenant) to give full effect to the intention that the guarantees given by the Landlord’s Guarantor hereunder shall continue on the basis set out in this sub-clause 8.3

8.4                                The obligations of the Landlord’s Guarantor hereunder shall not be released, reduced, exonerated or in any way affected by:

8.4.1                                 any neglect, delay or forbearance on the part of the Tenant in taking steps to enforce the performance and observance of and compliance with any of the covenants, obligations and conditions on the part of the Landlord or the Management Company herein contained, or

8.4.2                                 any variation of this lease with the consent of the Landlord’s Guarantor (or without the consent of the Landlord’s Guarantor where such variation shall not increase the liability of the Landlord’s Guarantor) PROVIDED THAT (and the Landlord’s Guarantor expressly agrees that) any variation of this lease not being of the manner described in this sub-8.4.2 shall only take effect to release the Landlord’s Guarantor from liability to the extent of the increased liability arising out of such variation to the intent that, for the full duration of the Term, the Landlord’s Guarantor shall remain liable to the Tenant under this Clause 8 to the extent of such liability as existed at the date hereof

8.4.3                                 the Landlord or the Management Company ceasing to exist or having an administration order or any other circumstance in the nature of those described in sub-clause 8.4.2 above made against either of them, or

8.4.4                                 any other matter which, but for this provision, would or might operate to affect, reduce or extinguish the liability of the Landlord’s Guarantor under this Lease in whole or in part

9.                                     TENANT’S GUARANTOR’S OBLIGATIONS

In consideration of the Landlord entering into this lease, the Tenant’s Guarantor as a principal obligor agrees with the Landlord that:

9.1                                Guarantee

Until the expiry of this lease or until any earlier date when the Tenant’s Guarantor is released by virtue of the Landlord and Tenant (Covenants) Act 1995 from its obligations under this sub-clause:

9.1.1                                 the Tenant’s obligations under this lease will be performed;

9.1.2                                 the Tenant will comply with any authorised guarantee agreement which it enters into on a transfer of this lease; and

9.1.3                                 to the extent the Tenant’s obligations or any such authorised guarantee agreement are not complied with, the Tenant’s Guarantor will comply with them and will indemnify the Landlord against any loss it suffers as a result of any non-compliance.

9.2                                Preservation of the Guarantee

The Tenant’s Guarantor’s obligations under sub-clause 8.1 are not affected by:

9.2.1                                 any indulgence, compromise or neglect in enforcing the Tenant’s obligations or any refusal by the Landlord to accept tendered rent;

9.2.2                                 any variation or waiver of any of the terms of this lease with the consent of the Tenant’s Guarantor (or without consent of the Tenant’s Guarantor where such variation shall not increase the liability of the Tenant’s Guarantor);

9.2.3                                 any partial surrender of this lease (and the Tenant’s Guarantor’s liability shall continue but only in respect of the Tenant’s continuing obligations);

9.2.4                                 any forfeiture of this lease, whether in whole or in part;

9.2.5                                 any legal limitation, immunity, incapacity, insolvency or the winding-up of the Tenant or by the fact that the Tenant otherwise ceases to exist;

9.2.6                                 any action taken by or on the Landlord’s behalf in contemplation of re-letting the Premises;

9.2.7                                 any other act or omission which, but for this provision, would have released the Tenant’s Guarantor from liability;

or any combination of any such matters.

9.3                                No right to participate in security

The Tenant’s Guarantor may not participate in, or exercise any right of subrogation in respect of, any security held by the Landlord for the Tenant’s obligations.

9.4                                Disclaimer

If this lease is disclaimed:

9.4.1                                 The Landlord may require the Tenant’s Guarantor at its cost to accept a new lease of the Premises on the same terms of, and containing the same agreements as, this lease (and, where any such term applies as at a particular date or period, as at the same date or period), as if this lease had not been disclaimed and as the terms have effect immediately before the disclaimer, for the residue of the Term, and with effect, from the date of disclaimer but the new lease shall omit this clause.

9.4.2                                 For the purposes of sub-clause 8.4.1:

(A)                             the Landlord may notify the requirement to the Tenant’s Guarantor only within the period of four months commencing on the date of disclaimer;

(B)                               if there are any matters outstanding under this lease immediately before it is disclaimed, they shall be determined between the Landlord and the Tenant’s Guarantor and be reflected, as appropriate, in the new lease;

(C)                               the new lease shall be completed within 4 weeks after the date when the Landlord notifies the requirement to the Tenant’s Guarantor.

9.5                                Forfeiture or the Tenant ceasing to exist

If this lease is forfeited or if the Tenant ceases to exist, the Landlord may require the Tenant’s Guarantor to:

9.5.1                                 accept a new lease of the Premises in accordance with sub-clause 9.4, as if it applies to forfeiture or the Tenant ceasing to exist and to the date of forfeiture or cessation; or

9.5.2                                 pay the Landlord an amount equal to rents and outgoings due from the Tenant pursuant to the Tenant’s obligations under this lease by the Landlord from the date of forfeiture or cessation until (a) the earlier of the first date when all the Premises are re-let and the last day of the Term, or (b) the expiry of 4 months from the date of forfeiture or cessation and the Tenant’s Guarantor will comply with the relevant requirement.

9.6                                Transfer of the reversion

The benefit of the Tenant’s Guarantor’s obligations under this clause will pass to a transferee of the Landlord’s reversion in the Premises without need for an express assignment.

IN WITNESS whereof this Deed has been executed by the parties hereto and is intended to be and is hereby delivered on the date first above written

SCHEDULE 1

(The Premises)

ALL THOSE office premises situate on the 26th floor and being part of the Building which are shown on the Plan and thereon edged red which premises include:

(a)                                 the plaster linings and other interior coverings and facing materials of all walls and of any columns within or bounding the said premises

(b)                                the screed the raised floor the fixed and unfixed floor coverings and all materials lying between the upper surface of the structural floor slab and the raised floor surface

(c)                                 the suspended ceilings including all materials forming part of them lying in the void space (if any) above such ceilings but below the lower surface of the structural ceiling slab

(d)                                all non-load bearing walls (including partitions) lying within the said premises

(e)                                 all plant and other apparatus and conducting media which serve the said premises exclusively including any which the Landlord may permit under clause 4.14 and whose operation does not have any impact on the central building systems

(f)                                   the following items supplied and fitted by the Landlord:

(i)                                     venetian horizontal perforated blinds (if any) on the inside of the external windows of the Premises

(ii)                                  high quality carpet tiles from Milliken (if any)

but exclude:

(i)                                    all Service Media and Landlord’s Services Equipment and

(ii)                                 the load bearing structure of the Building including the load bearing structure of the roofs foundations external and internal walls and columns and the structural slabs of the ceilings and floors together with any other structural parts of the Building and

(iii)                              the external surfaces of the Building and the whole of the window glazing and window frames and other fenestration units constructed in the external walls and in the other boundaries of the said premises

SCHEDULE 2

(Easements and rights granted)

1.                                     The right subject to the provisions of clause 7.3 and subject to compliance with all reasonable rules and regulations made in the interests of good estate management of the Building and having due regard to the interests of the Tenant in connection with the exercise of such right as may be prescribed from time to time by the Landlord:

1.1                                for the Tenant its servants and duly authorised agents invitees and visitors for the purpose only of ingress and egress to and from the Premises to use the Common Parts and to use all means of escape which shall at all times be in locations and in accordance with standards approved by any competent authority but only when needed in an emergency or fire drills (if any)

1.2                                to free and uninterrupted passage through and use of the Service Media

1.3                                to use such lavatories in the Building as the Landlord shall from time to time reasonably designate

1.4                                to use the lifts in the Building (with or without tea trolleys)

2.                                     The right of support shelter and protection for the Premises from any adjoining or neighbouring parts of the Building as enjoyed by the Premises at the date of this lease

3.                                     The right to have displayed the name of the Tenant on the signboard in the entrance lobby of the Building provided by the Landlord pursuant to paragraph 14 of Part I of schedule 6

4.                                     Subject to such regulations as the Landlord may reasonably notify in writing from time to time a right of way for the Tenant and all persons authorised by it (expressly or impliedly and including couriers) to pass and repass at all times with or without vehicles over and along the access ramp and roadway from the public highway to and from the Service Area and a right of ingress and egress from the Service Area to the Premises along such route as the Landlord may from time to time reasonably designate

5.                                     Subject to such regulations as the Landlord may reasonably notify in writing from time to time the right to load and unload vehicles delivering and picking up materials equipment and other items for use by the Tenant in the Service Area or such other area of the basement as shall from time to time be reasonably designated by the Landlord for the purpose

6.                                     The right for the Tenant and persons authorised by it at all reasonable times upon prior notice (except in case of emergency) and being accompanied if reasonably required by a representative of the Landlord (supplied by the Landlord) to enter such other parts of the Building as are not at that time let to another tenant and which it is necessary to enter for the purposes of exercising its rights herein granted or carrying out any works required to comply with the covenants and conditions of the Tenant herein contained and where such works cannot otherwise reasonably be carried out without such entry

7.                                     7.1                                  Subject to such regulations as the Landlord may reasonably notify in writing from time to time and obtaining any wayleave agreement (if appropriate) the right to connect with the network termination points and communications equipment and cabling in the Building of British Telecom or any other provider of telecommunications services subject in each case to the Tenant being responsible for the cost thereof and to lay and thereafter maintain repair renew and replace and use such telephone and other communication cabling and related equipment as the Tenant shall reasonably require from such network termination points to the Premises along such common risers in the Building as the Landlord shall reasonably and expeditiously direct (the Tenant being entitled to a fair proportion only of such common risers)

7.2                                  Subject to the Landlord’s prior written approval (not to be unreasonably withheld or delayed) the right to connect into install lay and thereafter maintain repair replace renew and use for the free and uninterrupted passage of services of whatever nature such other

Service Media in the Building as the Tenant shall reasonably require for the purposes of its business along such riser ducts in the Building or in under or over other property over which the Landlord has corresponding rights as the Landlord shall reasonably direct (the Tenant being entitled to a fair proportion only of such riser duct space)

8.                                     The right in common with others to connect into the Landlord’s aerial on the roof of the Building and (subject always to first obtaining the Landlord’s consent (such consent not to be unreasonably withheld or delayed) and subject to all necessary statutory consents) to erect one aerial or a satellite dish or other transmission and receiving equipment of similar nature (not exceeding one metre in length or diameter) together with all associated duct and cabling and wiring (“Transmission Equipment”) and the right to connect to and thereafter repair maintain and renew such Transmission Equipment upon the roof of the Building together with the right of ingress and egress to and from the Transmission Equipment at all reasonable times upon reasonable notice and prior appointment with the Landlord for the purposes of repairing maintaining and inspecting the Transmission Equipment

SCHEDULE 3

(Exceptions and reservations)

1.                                     The right to build alter or extend (whether vertically or laterally) any building provided that the access of light and air or either of them to the Premises nor the Tenants beneficial use and enjoyment of the Premises and the lights windows and openings thereof are not materially adversely affected

2.                                     The right at reasonable times on reasonable prior written notice (except in an emergency where no notice need be given) to enter upon the Premises as often as may be necessary for the purpose of complying with the covenants on the Landlord’s part (as lessee) under  the Head Lease for all the purposes for which the Tenant covenants in this lease to permit entry and for all purposes in connection with the carrying out of the Services and for the purposes of complying with any statutory requirements

3.                                     The right to use and to construct inspect maintain repair divert and otherwise alter stop up and relay and to make connections to any Service Media in on or under the Premises at any time during the Term for the benefit of any other part of the Building or any adjacent or neighbouring land of the Landlord provided the Tenant’s use and enjoyment of the Premises is not materially adversely affected

4.                                     The right to erect and temporarily maintain scaffolding on or against any part of the Building so long as reasonable and sufficient means of access to and egress from and servicing the Premises are maintained provided the Tenant’s use and enjoyment of the Premises is not materially adversely affected

5.                                     All rights of light air and other easements and rights (but without prejudice to those expressly granted by this lease) enjoyed by the Premises from or over any other part or parts of the Building or any adjacent or neighbouring land of the Landlord

6.                                     The right of support protection and shelter for the benefit of other parts of the Building from the Premises as enjoyed by the Building at the date hereof

7.                                     The right for one or more members of any security staff employed by the Landlord or its duly authorised agents (who shall present evidence of their authority) at any time or times on reasonable prior written notice (save in the case of emergency where no notice is required) to enter the Premises if it shall be considered reasonably necessary or desirable so to do in connection with the security of the Building

8.                                     The right for the tenant or occupier of any other part of the Building authorised by the Landlord having first given reasonable prior written notice to the Tenant at reasonable times in the daytime and at any time and without notice in case of emergency to enter the Premises (but only where such access is necessary) for the purpose of repairing that other part of the Building the Landlord agreeing to make good any damage so caused as a result of such entry to the reasonable satisfaction of the Tenant

9.                                     The rights reserved to the Superior Landlord (by covenant or by express reservation) in the Head Lease

10.                              The right for the Landlord or the Landlord’s consultants or its agents on reasonable prior notice to enter the Premises for the purpose of compiling as-built plans and other information in accordance with clause 4.12.3(D)(III)

PROVIDED ALWAYS THATin exercising the rights hereby reserved the Landlord and the Management Company and anyone authorised by them shall comply with the proviso to clause 4.9

SCHEDULE 4

(The first reserved rent and the review thereof)

1.                                       In this schedule the following expressions have the respective meanings:-

(1)                                          “Review Rent” means the yearly market rent as would be negotiated in the open market by a willing lessor to a willing lessee which might reasonably be expected to be payable after the expiry of a rent free period or concessionary rent or capital payment in lieu thereof for the purposes of fitting out as would be negotiated in the open market by a willing lessor to a willing lessee with vacant possession on the Review Date without fine or premium for a term of 10 years and otherwise upon the provisions (save as to the amount of the rent first reserved by this Lease) contained in this Lease and on the assumption if not a fact that the Tenant’s covenants and obligations hereunder have been fully complied with and on the further assumptions that:

(a)                                 the Permitted Use and the Premises comply with Planning Law free from any onerous condition restriction and limitation and every other Enactment and that the lessee may lawfully carry on the Permitted Use PROVIDED HOWEVER THAT this paragraph (a) shall be deemed deleted in the event that any onerous condition restriction and/or limitation aforesaid has existed for a period exceeding six months in the five year period preceding the Review Date;

(b)                                no work has been carried out to the Premises which has diminished their rental value (otherwise than work carried out in pursuance of any obligations to the Landlord or where pursuant to a statutory obligation);

(c)                                 in case the Building or any part of it has been destroyed or damaged by an Insured Risk it has been fully restored;

(d)                                the Premises have been completed at the cost of the Landlord in accordance with the drawings and specification described in the Reinstatement Specification;

but disregarding any effect on rent of:

(i)                                    the fact that the Tenant or any underlessee or other permitted occupier or their respective predecessors in title has been or is in occupation of the Premises or any other premises in the Building;

(ii)                                 any goodwill attached to the Premises by the carrying on in them of the business of the Tenant or any underlessee or their respective predecessors in title or other permitted occupier;

(iii)                              (without prejudice to paragraphs 1(1)(b) 1(1)(c) of this schedule) any works carried out to the Premises or the Building during or prior to the Term by the Tenant or any permitted underlessee in either case at its own expense otherwise than in pursuance of any obligation to the Landlord (except any contained in a licence to alter (if necessary) granted by the Landlord or in compliance with statutory requirements);

(iv)                              the fact that the Tenant has the benefit of a rent free period for fitting out.

(2)                                           “Review Surveyor” means an independent chartered surveyor appointed pursuant to paragraph 4(1) of this schedule and if to be nominated by or on behalf of the President for the time being of the Royal Institution of Chartered Surveyors the said President to be requested to nominate an independent chartered surveyor having not less than ten years practice in the City of London next before the date of his appointment and recent substantial experience in the letting and valuation of office premises of a similar character and quality to those of the Premises and who is a Partner or director of a leading firm or company of surveyors having specialist market and valuation knowledge of such premises.

2.                                      The yearly rent first reserved and payable from the Review Date until the expiry of the Term shall be the higher of:

(1)                                          the Initial Rent (ignoring for this purpose any rent cesser pursuant to clause 7.5); and

(2)                                           the Review Rent.

3.                                      If the Landlord and the Tenant shall not have agreed the Review Rent by the Review Date it shall (without prejudice to the ability of the Landlord and the Tenant to agree it at any time) be assessed as follows:

(1)                                           the Review Surveyor shall (in the case of agreement about his appointment) be forthwith appointed by the Landlord or the Tenant to assess the Review Rent or (in the absence of agreement at any time about his appointment) be nominated to assess the Review Rent by or on behalf of the President for the time being of The

Royal Institution of Chartered Surveyors on the application of the Landlord or the Tenant;

(2)                                           unless the Landlord and the Tenant agree that the Review Surveyor shall act as an expert (which after the appointment has been made they may not do save with the consent also of the Review Surveyor) he shall act as an arbitrator and the arbitration shall be conducted in accordance with the Arbitration Act 1996;

(3)                                           If the Review Surveyor is appointed as an expert he shall be required to give notice to the Landlord and the Tenant inviting each of them to submit to him within such time limits as he shall stipulate a proposal for the Review Rent supported (if so desired by the Landlord or the Tenant) by any or all of:

(i)                             a statement of reasons;

(ii)                          a professional rental valuation and (separately and later);

(iii)                       submissions in respect of each other’s statement of reasons and valuation but he shall not be bound thereby and shall make the determination in accordance with his own judgment (including any determination concerning any party’s liability for the costs of the reference to him) save in respect of points of law.

(4)                                           If the Review Surveyor whether appointed as arbitrator or expert refuses to act or is or becomes incapable of acting or dies the Landlord or the Tenant may apply to the President for the further appointment of another Review  Surveyor.

4.                                      If the Review Rent has not been agreed or assessed by the Review Date the Tenant shall:

(1)                                           continue to pay the Initial Rent on account; and

(2)                                           pay the Landlord within fourteen days after the agreement or assessment of the Review Rent the amount (if any) by which the Review Rent for the period commencing on the Review Date and ending on the quarter day following the date of payment exceeds the Initial Rent held on account for the same period plus interest at three per cent below the Interest Rate for each instalment of rent due on and after the Review Date on the difference between what would have been paid on that rent day had the Review Rent been fixed and the amount paid on account (the interest being payable from the date on which the instalment was due up to the date of payment of the shortfall).

5.                          If any Enactment restricts the right to review rent or to recover an increase in rent otherwise payable then when the restriction is released the Landlord may at any time within six months after the date of release give to the Tenant not less than one month’s written notice requiring an additional rent review as at the next following quarter day.

SCHEDULE 5

(The Service Charge)

1.                                     In this schedule:

“Accounting Period” means the period from and including 1st January to and including 31st December in a year or such other period of twelve months as the Management

Company shall reasonably determine from time to time and notified to the Tenant in writing

“Expert” means an independent chartered surveyor experienced in the administration and apportionment of service charges for buildings similar to the Building as agreed upon by the Management Company and the Tenant or on failure to agree appointed at the request of either party by the President Provided that where an Expert has previously been agreed or appointed in relation to any matter in connection with the Service Cost or the allocation of the Service Cost between the tenants of the Building (whether or not pursuant to the terms of this Underlease) the Management Company or the Tenant shall be entitled if reasonable to require that the same Expert be appointed

“Interim Sum” means a yearly sum assessed by the Management Company acting reasonably on account of the Service Charge for each Accounting Period being a fair and reasonable estimate of the Service Charge payable by the Tenant in respect of that Accounting Period

“President” means the president for the time being of the Royal Institution of Chartered Surveyors or the next most senior officer willing to act

“Reserve” means the total of the amounts received by the Management Company in respect of the matters referred to in paragraph 2.2 of this schedule

“Service Charge” means the proportion or proportions of the Service Cost attributable to the Premises determined in accordance with the provisions of this schedule payable from the date hereof

“Service Charge Certificate” means a certificate showing the Service Cost and Service Charge for each Accounting Period served pursuant to paragraph 5 of this schedule and prepared by an independent suitably qualified accountant appointed by the Management Company

“Service Cost” means the total sum calculated in accordance with paragraph 2 of this schedule

2.                                     The Service Cost shall be the total of:

2.1                                 the reasonable cost properly incurred by the Management Company in any Accounting Period in reasonably and properly carrying out or procuring the carrying out of the Services and providing each item of the Services including (without prejudice to the generality of the foregoing) the costs and expenses set out in Part II of schedule 6 (insofar as the same are reasonable and properly incurred) in any such case in the interests of good estate management but excluding for the avoidance of doubt

2.1.1                                any costs attributable to the provision of any of the Services outside Normal Business Hours at the specific request of the Tenant (which shall be charged direct to the Tenant) or of any other tenant or tenants of the Building and

2.1.2                                any Value Added Tax which the Management Company may incur of and incidental to the provision of the Services and which is recoverable as input tax by the Management Company

2.1.3                                 any cost or expense incurred in making good any damage caused by any of the Insured Risks

2.1.4                                any costs or expenses incurred relating to the works to the ground floor reception area, lift cars and renewal of the smoke detection systems in the Building that were carried out or are being carried out at the date of this lease

2.1.5                                any costs or expenses (or increased costs and expenses) relating to any Lettable Unit within the Building which are the direct responsibility of or are properly recoverable by the Landlord by way of Service Charge from any tenant of such space or in the case of  unlet space or space occupied by the Landlord or any group company or any licensee or invitee of the Landlord other than for the proper management of the Building that would be the responsibility of or so recoverable had the same been let on a lease on similar terms to this lease

2.1.6                                any costs (or increased costs) relating to works done to the Building or any Lettable Unit or the Service Media or the Landlord’s Services Equipment to induce another tenant or prospective tenant of any Lettable Unit to take a lease of any part of the Building

2.1.7                                any costs (or increased costs) attributable to contemplating pursuing or enforcing any remedies of the landlord or the Management Company against any other tenants or occupiers of the Building

2.1.8                                any marketing costs for the Building

2.1.9                                any costs of the Landlord relating to any dealings with matters of title relating to its reversionary interest

2.1.10                          any costs or expenses incurred in relation to the collection of arrears of rent service charge and other monies from the other tenants or occupiers of the Building

2.2                                an amount (to be revised annually by the Management Company at its reasonable discretion to be charged in any Accounting Period as a contribution to the establishment and maintenance of a reserve towards the estimated cost to the Management Company of the provision of the Services such amount to be ascertained on the assumption (inter alia) that the cost of replacement of items of plant machinery equipment and other capital items is calculated on such life expectancy of the said items as the Management Company may from time to time reasonably determine to the intent that a fund be accumulated sufficient to cover the cost of replacement of the said items by the end of their anticipated life such amounts (together with accrued interest) to be held on trust for the Tenant for application in accordance with the terms of this lease in a separate designated interest bearing bank account with interest to accrue to that account provided that:-

2.2.1                                 Upon disposal by the Landlord of its reversionary interest in the Building the Landlord shall transfer such deposit account and the balance of the Reserve to its successors in title to such reversionary interest; and

2.2.2                                 the Landlord shall provide the Tenant (at the Tenant’s request) with a statement of the total amount standing to credit of such bank account at the time of the request

PROVIDED FURTHER THAT nothing herein contained shall oblige the Management Company to maintain the Reserve or a reserve sufficient to cover the whole of the cost of replacement of any plant machinery equipment or other capital items and provided further that any expenditure on any items in respect of which any sums shall have been included in the Reserve during an Accounting Year shall at the Management Company’s reasonable discretion as to the amount thereof if any be met out of the Reserve AND PROVIDED THAT in respect of any costs or expenses not incurred exclusively in connection with the provision or carrying out of the Services a fair proportion only of such costs and expenses shall be included in the Service Cost

3.

3.1                                The Service Charge payable by the Tenant for any Accounting Period shall be a fair and proper proportion of the Service Cost attributable to the Premises from time to time as properly determined by a suitably qualified surveyor or auditor appointed by the Management Company (acting as expert) (and so in proportion for any Accounting Period not falling wholly within the Term the Service Cost in any such case being deemed to accrue on a day to day basis for the purpose of apportionment)

3.2                                If at any time and from time to time during the Term the method or basis of calculating or ascertaining the cost of any item of the Services shall alter or the basis of calculating or ascertaining the Service Cost in relation to any item of the Services shall change and as a result it is reasonable in the interests of good estate management that there be a variation of the calculation of the Service Charge in order to achieve a fairer and better apportionment of the Service Cost amongst the tenants of the Building then and in every such case a suitably qualified surveyor or accountant appointed by the Management Company (acting as expert) may vary and amend the Service Charge and make appropriate adjustments thereto provided always that in the event of any dispute between the Management Company and the Tenant and the other tenants of the Building or any of them the same shall be referred to the Expert for determination (the Expert to act as an expert and not as an arbitrator) whose decision shall save in the case of manifest error or gross negligence be binding on the parties (including his decisions as to the responsibility for his costs)

3.3                                The fair proportion to be determined by the Management Company in paragraph 3.1 above shall be determined on the basis that all accommodation within the Building let or occupied or designed contracted or adapted for letting or occupation (other than management accommodation) is fully let on terms which include service charge provisions consistent with the service charge provisions contained in this lease (save where otherwise specified herein) and such proportion shall not be increased or altered by reason of the fact that at any time any part of such accommodation may be vacant or that any tenant or other occupier of any other part of the Building may default in payment of its due proportion of the Service Cost

4.

4.1                                The Tenant shall pay to the Management Company the Interim Sum without deduction by equal quarterly instalments in advance on the usual quarter days (provided written notice of the Interim Sum has been provided the Tenant in accordance with paragraph 4.5 of this Schedule) the first payment to be made on the date hereof for the period from the date hereof to the next quarter day

4.2                                The Management Company shall be entitled to require as part of the Interim Sum payments in advance on account of the cost of the consumption of and supply charges in respect of electricity consumed within the Premises (save for any amounts which are invoiced directly by London Electricity plc or relevant electricity provider to the Tenant) such sums not to exceed a fair and proper estimate of amounts reasonably anticipated by the Management Company as falling due within the next quarter

4.3                                If the Tenant consistently requests the provision of any of the Services outside Normal Business Hours the Management Company shall be entitled in addition to require the Tenant to pay along with payments of the Interim Sum a fair and proper estimate of amounts likely to be payable by the Tenant in the next quarter on account of such Services in accordance with the terms of this lease

4.4                                The Interim Sum for the Premises for the Accounting Period beginning on 1st January [      ] and ending 31st December [      ] shall be £[            ] exclusive of VAT

4.5                                Either before or as soon as practicable after the commencement of every Accounting Period the Management Company shall serve or cause to be served on the Tenant written notice of the Interim Sum for the relevant Accounting Period

5.

5.1                                As soon as practicable after the expiry of every Accounting Period (and in any event within 4 months after such expiry) the Management Company shall serve or cause to be served a Service Charge Certificate on the Tenant for the relevant Accounting Period

5.2                                A Service Charge Certificate shall contain a summary of the Service Cost in respect of the Accounting Period to which it relates and the relevant calculations showing the Service Charge

5.3                                The Tenant may request further details of the breakdown of the expenditure under any particular item or items shown in a Service Charge Certificate by giving notice thereof in writing to the Management Company within six months of the date of service on the Tenant of the relevant Service Charge Certificate and upon receipt of such a notice the Management Company shall furnish to the Tenant all such relevant details in its possession or control or which can reasonably be obtained by it as relate to the expenditure under the item or items in question at the cost of the Tenant PROVIDED ALWAYS that notwithstanding the giving of any such notice the Tenant shall nevertheless pay all Interim Sums and Service Charges as and when they fall due or as may be underpaid from time to time (but without prejudice to any challenge claim or dispute that the Tenant may have made or may make in the future in respect of its Service Charge liability or otherwise)

6.                                     Within fourteen days after the service on the Tenant of a Service Charge Certificate showing that the Service Charge for any Accounting Period exceeds the Interim Sum for that Accounting Period with a demand for such excess and a valid VAT invoice the Tenant shall (without prejudice to any challenge claim or dispute as aforesaid) pay to the Management Company or as it shall direct a sum equal to the amount by which the Service Charge exceeds the Interim Sum provided that and the Tenant hereby acknowledges that if there shall be any such excess in respect of the Accounting Period the amount of such excess shall be a debt due from the Tenant to the Management Company and in the event that such excess is not received by the Management Company within 14 days of the due dates for payment it shall attract interest at the Interest Rate calculated for the period commencing on the due date for payment and ending on the date the sum is subsequently received by the Management Company notwithstanding that the Term may have expired or been determined before the service by or on behalf of the Management Company of the relevant Service Charge Certificate

7.                                     If in any Accounting Period the Service Charge is less than the Interim Sum for that Accounting Period a sum equal to the amount which the Interim Sum exceeds the Service Charge shall be accumulated by the Management Company and shall be applied in or towards the Service Charge for the next following Accounting Period or Accounting Periods or at or after the end of the Term repaid to the Tenant within 14 days after preparation of the Service Charge Certificate

8.                                     Unless challenged by the Tenant pursuant to the provisions of paragraph 9 of this schedule every notice certificate calculation determination or assessment properly made by or on behalf of the Management Company referred to in this schedule shall (save in the case of manifest error or gross negligence) be conclusive and binding upon the parties hereto

9.                                     The Tenant (acting reasonably) may at any time within six months after the submission of a Service Charge Certificate challenge it on any reasonable ground (including without limitation on the ground that the Service Charge therein stated exceeds the Service Charge which should have been payable had the provisions of this lease been properly adhered to) PROVIDED THAT the Tenant gives notice with full particulars of its ground of alleged challenge and in any such case:

9.1                                 any sum due to or payable by the Management Company pursuant to paragraphs 6 and 7 above shall (save in manifest error) still be paid or allowed pending resolution of the Tenant’s challenge as if the Service Charge Certificate were correct

9.2                                 the Management Company and the Tenant shall endeavour to resolve the relevant issue but if they cannot do so the issue in dispute shall be referred to the Expert (acting as an expert and not an arbitrator) whose decision shall save in the case of manifest error be binding on the parties (including his decision as to the responsibility for his costs)

9.3                                 such adjustments to the Service Charge Certificate as may be required to be made in consequence of the resolution of the dispute shall be paid as soon as reasonably practicable after such resolution and any sum due to or payable by the Management Company shall then be paid or allowed (as the case may be) immediately

10.                              All sums obtained from the Tenant and any other tenants or occupiers of the Building towards the Service Cost and sums collected in respect of the Reserve shall each be placed in separate interest bearing designated deposit accounts to be applied only towards the cost of providing the Services and all interest accrued on such deposit account shall be credited (net of tax) to the account

11.                              The Management Company will account to the Landlord as soon as practicable following expiry of each Accounting Period for that part of the Service Charge which relates to costs directly incurred by the Landlord and not by the Management Company including (but not limited to) the costs referred to in paragraphs 5 7 8 9 and 12 of Part II of schedule 6

SCHEDULE 6

(Services)

PART I

1.                                     Inspecting maintaining repairing amending altering and (where consistent with an obligation to repair) rebuilding and renewing and where appropriate treating washing down painting and decorating all load bearing and other structural parts of the Building and the relevant parts of it described in paragraphs (ii) and (iii) of schedule 1

2.                                     Inspecting servicing maintaining operating and repairing and (where consistent with an obligation to repair) renewing amending overhauling and replacing the Landlord’s Services Equipment and all other apparatus plant machinery and equipment within the Building (if any) from time to time excluding any “stand alone” systems installed by the Tenant or any other tenant or occupier of the Building

3.                                     Inspecting servicing maintaining operating repairing cleansing emptying amending altering and (where consistent with an obligation to repair) renewing overhauling and replacing all Service Media

4.                                     Keeping the Common Parts and the car park within the Building properly cleansed decorated treated maintained and lit to such standard as the Management Company may from time to time consider adequate

5.                                     Providing such mechanical ventilation heating and (if deemed desirable by the Management Company) cooling for such parts of the Building and for such hours and times of the year (subject to clause 6) as the Management Company shall in its reasonable discretion determine in accordance with the principles of good estate management PROVIDED THAT in the event that the Tenant installs (or the Previous Tenant has installed) plant and/or duct work to cool the toilets of the ground to 13th floors of the Building then such cooling shall be maintained at all times (unless otherwise requested by the Tenant)

6.                                     Providing and maintaining at the Management Company’s reasonable discretion any furniture architectural or ornamental features or murals and any horticultural displays plants shrubs trees or garden area in the Common Parts and maintaining the same in accordance with the principles of good estate management

7.                                     Supplying whether by purchase or hire and maintaining repairing servicing and keeping in good and serviceable order and condition (and where consistent with an obligation to repair) renewing and replacing all fixtures and receptacles appliances materials equipment plant and other things which the Management Company may reasonably deem desirable or necessary for the maintenance appearance upkeep or cleanliness of the Building or any part of it or otherwise in connection with the provision of the Services in accordance with the principles of good estate management

8.                                     Cleaning as frequently as the Management Company shall in its reasonable discretion consider adequate in accordance with the principles of good estate management the exterior and interior of all window glazing and window frames and other fenestration units in the Common Parts and the outside of the window glazing referred to in paragraph (iii) of schedule 1 and the maintenance cleansing repair inspection and (where reasonably necessary in the course of repair) renewal or replacement of all window cleaning) cradles carriageways and runways

9.                                     Providing a security service to the Common Parts and the car park within the Building including where appropriate in the Management Company’s reasonable and proper judgment in accordance with the principles of good estate management closed circuit television and/or other plant and equipment for the purpose of surveillance and supervision of users of the Building

10.                              Disposing of refuse from the Building (including collecting and compacting or otherwise treating or packaging as the Management Company thinks fit such refuse and if necessary pest control) and the provision repair maintenance and renewal of any plant and equipment in connection therewith

11.                              Maintaining an adequate supply of hot and cold water and supplying washing and toilet requisites in the lavatory accommodation in the Building which the Tenant has a right to use under this lease and cleaning the same as frequently and to a standard appropriate to a high class office

12.                              Such rodent or other pest control in the Building as the Management Company shall consider necessary or desirable in accordance with the principles of good estate management

13.                              Providing one or more receptionists in the ground floor entrance hall of the Building at all times

14.                              Providing and maintaining a signboard in the entrance lobby of the building for the display of tenants’ names

15.                              Controlling so far as practicable traffic flow within the car park in the Building and traffic and parking therein and for that purpose to provide such working and mechanical systems as the Management Company considers appropriate including wheel clamping immobilising and removal of vehicles in accordance with the principles of good estate management

16.                              Providing and maintaining a post room facility for the reception of mail to the Building

17.                              Complying with the obligations on the part of the tenant contained in the Head Lease save for the payment of rent and other than in relation to any Lettable Unit or where incurred in accordance with the obligations on the part of the Landlord contained in clause 5.3 or where the Landlord shall be in breach of its obligations under the Head Lease

18.                              Maintaining third party and public liability insurance in such sum as shall be reasonably appropriate in the case of the Building and such staff as may be employed.

19.                              Complying with the obligations set out in clause 6

20.                              Any other services relating to the Building or any part of it provided by the Management Company from time to time which shall be:

20.1                           reasonably capable of being enjoyed by the occupier of the Premises or

20.2                           reasonably calculated to be for the benefit of the Tenant and other tenants of the Building or

20.3                           appropriate for the maintenance upkeep or cleanliness of the Building or

20.4                           otherwise in keeping with the principles of good estate management

PROVIDED ALWAYS that

(i)                                     Where in this schedule there are references to matters or things which are then stated to include certain particular matters or things which are not also stated to be without prejudice to the generality of the wording preceding it nevertheless the reference to the particular matters or things shall be deemed to be and in each case shall be without prejudice to the generality of the wording preceding it

(ii)                                  Without prejudice to the Tenant’s rights under schedule 2, the Management Company shall have the right to cease or to procure the cessation of the provision of or add to or procure the addition to any item of Services matter or thing specified in this schedule if the Management Company shall having regard to the principles of good estate management reasonably deem it desirable or expedient so to do but before so doing the Management Company shall notify all the tenants in the Building Provided that the Tenant’s use and enjoyment of the Premises shall not be materially adversely affected thereby

(iv)                              The Management Company or the managing agents may temporarily withdraw any item of Services matter or thing specified in this schedule if in their reasonable opinion such withdrawal is in the interest of good estate management PROVIDED THAT the Tenant’s use and enjoyment of the Premises shall not be materially adversely affected thereby PROVIDED FURTHER THAT the Management Company shall use its reasonable endeavours to minimise any disruption or inconvenience to the Tenant

PART II

1.                                     All fees and disbursements of any individual or firm or company employed or retained by or on behalf of the Management Company or its agents (including without limitation managing agents fees) for or in connection with:

1.1                                 any surveying or accounting functions for the Building and

1.2                                 the performance of the Services or any of them and any other duties in or about the Building or any part of it relating to the general management administration security maintenance protection and cleanliness of the Building

2.                                     The reasonable and proper fees of the Management Company having regard to open market rates from time to time for any of the Services or for the functions and duties referred to in paragraph 1 of this Part of this schedule which shall be undertaken by the Management Company and not by a third party

3.                                     The cost (in addition to any fees referred to in paragraph 2 and where the context permits paragraph 1 of this Part of this schedule) of employing (whether by the Management Company or any managing agents or any other individual or firm or company) such staff as the Management Company may in its reasonable discretion consider appropriate in accordance with the principles of good estate management for the performance of the Services and the functions and duties referred to in paragraph 1 of this Part of this schedule and all other incidental expenditure in relation to such employment including without prejudice to the generality of the foregoing:

3.1                                 salaries wages pensions and pension contributions benefits in kind and other emoluments and National Insurance and other statutory contributions or levies

3.2                                 the provision of uniforms and working clothing

3.3                                 the provision of tools appliances cleaning and other material fixtures fittings and other equipment for the proper performance of their duties and a store for housing the same and

PROVIDED THAT where under this lease the Management Company and persons employed or appointed by it shall provide services to persons or premises other than the Building or the tenants thereof then a fair and reasonable proportion of their costs only shall be recoverable hereunder

4.                                     The cost of entering into any contracts for the carrying out of all or any of the Services

5.                                     All rates taxes assessments duties charges impositions and outgoings which are now or during the Term shall be charged assessed or imposed on:

5.1                                 the whole of the Common Parts or any part of them

5.2                                 any residential accommodation provided for caretakers and other staff employed in connection with the Building and any other premises provided as referred to in paragraph 3(4) of this Part of this schedule excluding any tax payable by the Landlord as a direct result of any actual or implied dealing with the reversion of any lease or of the Landlord’s receipt of income

6.                                     The cost  of the supply of water electricity gas oil and other fuel for the provision of the Services (save where recovered through the Outside Normal Business Hours or the Electricity Cost) and the cost of any electricity generating monitoring metering and distribution plant machinery and equipment in or on the Building

7.                                     The reasonable and proper cost which the Landlord may be called upon to pay as a contribution towards the expense of making repairing maintaining rebuilding and cleansing any ways roads pavements or structures Service Media or anything which may belong to or be used for the Building or any part of it exclusively or in common with other neighbouring or adjoining premises

8.                                     The cost of taking all reasonable and proper steps deemed desirable or expedient by the Landlord and/or the Management Company in accordance with the principles of good estate management for complying with or making representations against or otherwise contesting the incidence of the provisions of any Enactment relating to or alleged to relate to the Building or any part or it for which any tenant is not directly and exclusively liable

9.                                     The reasonable and proper cost to the Landlord and/or the Management Company in accordance with the principles of good estate management of abating any nuisance in respect of the Building or any part of it insofar as the same is not the liability of any tenant

10.                              Any interest and fees incurred in respect of money borrowed at commercially competitive rates to finance the provision of the Services and the costs referred to in this Part of this schedule or any of them PROVIDED THAT in the case of interest payable the Landlord shall have first applied against such costs all payments or sums received by the Landlord by way of advance payment from the Tenant or otherwise from other occupiers of the Building TOGETHER WITH an amount equal to that which the Landlord is required to bear under paragraph 12 of Part I of this Schedule

11.                              Any VAT (or any tax of a similar nature which may be substituted for or levied in addition to it) incurred by the Management Company on any other amount comprised in the Service Cost save to the extent that the Management Company obtains credit for such VAT incurred by the Management Company pursuant to sections 24 25 and 26 Value Added Tax Act 1994 or any regulations made thereunder.

12.                              A reasonable notional rent for any management accommodation reasonably and properly provided within the Building to facilitate the provision of the Services

13.                              All other costs properly incurred in connection with the provision of the Services

SCHEDULE 7

(Matters to which the demise is subject)

1.                                     The entries on the registers of Title Number NGL272172 as at the date hereof in so far as they affect the Premises

2.                                     Agreement dated 24 November 1995 between The Prudential Assurance Company Limited (1) 99 Bishopsgate Limited (2) The Scottish Amicable Life Assurance Society (3)

EXECUTED as a DEED by 99 BISHOPSGATE	)
(NO. 1) LIMITED acting by two directors/a	)
director and the company secretary	)

Director

Director/Secretary

EXECUTED as a DEED by 99 BISHOPSGATE	)
(NO. 2) LIMITED acting by two director/a	)
director and the company secretary	)

Director

Director/Secretary

EXECUTED as a DEED by 99 BISHOPSGATE	)
MANAGEMENT LIMITED acting by two	)
directors/a director and the company secretary	)

Director

Director/Secretary

EXECUTED as a DEED by HAMMERSON	)
U.K. PROPERTIES PLC acting by two	)
directors/a director and the company secretary	)

Director

Director/Secretary

EXECUTED as a DEED by CRA	)
INTERNATIONAL (UK) LIMITED acting	)
by two directors/a director and the company	)
secretary	)

Director

Director/Secretary

EXECUTED as a DEED by CRA	)
INTERNATIONAL, INC. acting by two	)
directors/a director and the company secretary	)

Director

Director/Secretary

(Contractor Warranty)

THIS DEED is made the       day of                                                           200[ ]

BETWEEN:

1.                                      OVERBURY PLC (Registered Number 00836946) whose registered office is situated at 77 Newman Street, London, W1T 3EW (the “Contractor”); and

2.                                      [                               ] (Registered Number [     ]) whose registered office is situated at [        ] (or) [of                         ]  (the “Beneficiary” which expression shall include its successors in title and permitted assigns under this Deed and those deriving title under it or them).

WHEREAS:

(A)                             DOMINION CORPORATE TRUSTEES LIMITED, a company registered in Jersey with the registered number 73883 whose registered office is at 47 Esplanade, St. Helier, Jersey JE1 0BD, and DOMINION TRUST LIMITED, a company registered in Jersey with the registered number 53805 whose registered office is at 47 Esplanade, St. Helier, Jersey JE1 0BD, as trustees of the Hammerson 99 Bishopsgate Unit Trust (together, the “Trustees”) entered into a building contract dated 19 December 2005 with the Contractor (the “Building Contract”, which expression shall include any variation to the terms of the Building Contract and any new or replacement contract created by the novation of the Building Contract) for the carrying out and completion of the works more particularly defined in the Building Contract (the “Works”) in connection with the refurbishment of floors 22-26 inclusive and the ground floor reception area (the “Project”) at 99 Bishopsgate (the “Premises”).

(B)                               The Building Contract was novated to 99 BISHOPSGATE (NO.1) LIMITED (Registered Number: 04123195) and 99 BISHOPSGATE (NO.2) LIMITED (Registered Number: 04122749), whose registered offices are each at 10 Grosvenor Street, London W1K 4BJ, acting as trustees for the Trustees (together, the “Employer”, which expression shall include its successors in title and assigns and those deriving title under it or them) by a deed of novation dated 15 August 2006 providing for the assumption by the Employer of all of the obligations and liabilities of the Trustees under the Building Contract, as if the Employer had always been named as a party to the Building Contract in place of the Trustees.  References in this Deed to the Building Contract shall mean, for the avoidance of doubt, the Building Contract as so novated.

(C)                                The Beneficiary has entered into an agreement with the Employer whereby the Beneficiary has, inter alia, agreed to take a [lease/underlease] of the [whole/a part] of the Employer’s interest in the Premises.

NOW, in consideration of the payment of one pound (£1) by the Beneficiary to the Contractor (receipt of which the Contractor hereby acknowledges) THIS DEED WITNESSES as follows:

1.            Obligations

The Contractor warrants and undertake to the Beneficiary that:-

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1.1                                the Contractor has duly carried out and completed and/or will duly carry out and complete the Project in accordance with the Building Contract and that it has complied and/or will comply in all respects with all its express and implied obligations under the Building Contract;

1.2                                to the extent that the Contractor has selected and/or will select materials and/or goods for the Project they are or will be of good quality and comply with all the terms of the Building Contract;

1.3                                insofar as the Contractor is required by the terms of the Building Contract to provide information to the Employer and/or any consultant of the Employer such information shall be supplied properly and in a timely manner;

1.4                                insofar as the Contractor is required pursuant to the Building Contract to undertake or accept responsibility for works of design in connection with the Project the Contractor has exercised and will continue to exercise all the reasonable skill care to be expected of a properly qualified and competent architect or other appropriate professional designer experienced in undertaking or accepting responsibility for such works of design in projects of a similar size type scope and complexity to the Project;

1.5                                the Project satisfies or will when completed satisfy any specification or requirement included in or referred to in the Building Contract;

1.6                                unless required by the Building Contract or unless authorised by the Employer in writing none of the following have been used or shall be used in or specified for use in the Project by the Contractor:-

1.6.1                        high alumina cement or concrete in structural elements;

1.6.2                        wood slabs in permanent formwork to concrete or in structural elements;

1.6.3                        calcium chloride in admixtures for use in reinforced concrete unless in accordance with BS5238 and BS8110;

1.6.4                        asbestos (including crocidolite) or asbestos-containing products as defined in The Control of Asbestos at Work Regulations, the Asbestos (Prohibitions) Regulations or any statutory modification or re-enactment thereof;

1.6.5                        calcium silicate bricks or tiles unless in accordance with BS5628, Pt 3 with bricks specified to BS3187 or BS6649;

1.6.6                        naturally occurring aggregates for use in reinforced concrete which do not comply with the requirements of BS882 and/or naturally occurring aggregates for use in concrete which do not comply with the provisions of BS8110 or BS5323;

1.6.7                        lead or any materials containing lead which may be ingested inhaled or absorbed except where copper alloy fittings containing lead are specifically required in drinking water pipework by any relevant statutory requirement;

1.6.8                        urea formaldehyde foam or materials which may release formaldehyde in quantities which may be hazardous with reference to the limits set from time to time by the Health and Safety Executive and the recommendations of BS5613;

1.6.9                        slipbricks;

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1.6.10                  chipcrete;

1.6.11                  vermiculite plaster;

1.6.12                  glass fibre reinforced concrete;

1.6.13                  polyisocyanurate foam;

1.6.14                  the use of chlorofluorocarbons (CFCs) and/or HCFCs in the manufacture of insulation, for refrigerants in cooling systems or for any other purpose in the building’s construction;

1.6.15                  the use of Halon gases;

1.6.16                  tropical hardwood of unsustainable/unknown origin;

1.6.17                  plywood containing tropical hardwood unless certification is provided showing country of origin, the issue of the concession explanation, a copy of the forestry policy for the plantation and confirming shipping documentation;

1.6.18                  timber preservatives, unless used in accordance with BS5589 and BS5268, Pt 5;

1.6.19                  materials which are composed substantially of mineral fibres, either man-made or naturally occurring having a thickness of 3 microns or less and a length of 200 microns or less;

1.6.20                  other substances generally recognised by the Building Research Establishment to be deleterious at the time of their specification; and

1.6.21                  other substances not in accordance with British Standards or Codes of Practice where such exist or such other equivalent standards or requirements applicable in the UK at the time of specification.

2.            Documents

2.1                                The Contractor hereby grants to the Beneficiary an irrevocable royalty-free and non-exclusive licence to copy and use all technical information, drawings, models, bills of quantity, specifications, schedules, details, plans, programmes, budgets, reports, calculations, working papers or other documents work or things whatsoever (the “Documents”) which have been or will be provided by the Contractor in connection with the Project for all purposes related to the Project including but without limitation the construction completion reconstruction alteration extension maintenance letting promotion advertisement reinstatement use and repair of the Project or of the Beneficiary’s interest in it PROVIDED ALWAYS that the Contractor shall have no liability in the event the Documents are used for a purpose other than that for which they were originally prepared.  The Beneficiary shall be entitled to grant sub-licences and the Beneficiary’s licence and such sub-licences shall be transferable to others.

2.2                                The Contractor hereby irrevocably waives any rights it may have pursuant to Chapter IV (Moral Rights) of Part 1 of the Copyright Designs and Patents Act 1988 in relation to the Project or any part thereof or to any Documents and shall obtain a written waiver from its employees from time to time of any rights they have in respect of the same provided that the Contractor shall with the Beneficiary’s consent such consent not to be unreasonably

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withheld or delayed be entitled to use the Documents in connection with the publication of its work and the marketing of its services.

2.3                                The Contractor shall provide the Beneficiary at its request and upon reimbursement of the reasonable costs of producing the same such copies of all or any of the Documents as are required by the Beneficiary.

3.            Insurance

3.1                                The Contractor shall, without prejudice to its obligations under this Deed and/or otherwise at law, maintain:-

3.1.1                        such insurance as the Contractor is required to maintain under the Building Contract in accordance with the terms contained therein; and

3.1.2                        for the period commencing on the date of this Deed and expiring on the date which is 12 years after the date of practical completion of the whole of the Works under the Building Contract professional indemnity insurance with a well established insurance company or underwriter of good repute in the United Kingdom to cover the Contractor’s obligations and liabilities under or in connection with this Deed with a limit of indemnity of not less than £5,000,000.00 (Five Million Pounds) for each and every claim PROVIDED ALWAYS that such insurance continues to be available generally in the United Kingdom market at commercially reasonable premium rates.

3.2                                The Contractor shall, as and when it is reasonably required to do so by the Beneficiary, provide for inspection by the Beneficiary documentary evidence to demonstrate that the insurances referred to in Clause 3.1 have been and are being maintained properly.  The Contractor shall inform the Beneficiary if such insurances (or any of them) cease to be available or are otherwise not maintained or renewed or become void or unenforceable for any reason.

4.                                      Assignment and Third Party Rights

4.1                                The Beneficiary shall be entitled to assign on two occasions or transfer by way of absolute legal assignment all of its rights arising under this Deed at any time to any person Company or other entity acquiring the whole of the Beneficiary’s interest in the Premises.

4.2                                The Contractor shall not without the written consent of the Beneficiary be entitled to assign transfer charge or otherwise dispose of the rights or liabilities arising under this Deed to any other party.

4.3                                Nothing in this Deed confers or purports to confer on any third party any benefit or any right to enforce any term of this Deed which that third party would not have had but for the Contracts (Rights of Third Parties) Act 1999.

5.            Non-Waiver

The obligations of the Contractor hereunder shall not be released or diminished by the appointment of any person by the Beneficiary to carry out any independent enquiry into any matter in relation to the Project or the failure by the Beneficiary to make such appointment.

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6.            Governing Law and Jurisdiction

6.1                                This Deed shall be governed by English law and the parties hereby irrevocably submit to the non-exclusive jurisdiction of the English Courts.

6.2                                Notwithstanding anything to the contrary in the Building Contract, the Courts shall in determining the rights and liabilities of the Beneficiary and the Contractor and the Employer under this Deed have full power to open up, review and revise any decision, opinion, requirement, direction, certificate, valuation or notice (including any decision of the adjudicator who has been appointed to resolve a dispute under the Building Contract) and to order such measurements and valuations as may be necessary in order to determine the respective rights and liabilities of the Contractor and the Beneficiary and the Employer and to determine all matters in dispute which shall be nominated to them in the same manner as if no such decision, opinion, requirement, direction, certificate, valuation or notice had been given.

7.            Limitation

Notwithstanding the date hereof no action shall be brought against the Contractor after the expiry of twelve years from the date of practical completion of the whole of the Works as stated under the Building Contract.

IN WITNESS WHEREOF the parties intended to and have executed these presents as a Deed the day and year first before written.

EXECUTED as a DEED by	)
OVERBURY PLC	)
acting by:	)

Director

Director/Secretary

EXECUTED AS A DEED by	)
[the Beneficiary]	)
acting by:	)

-

Director

Director/Secretary

-

(Form of Architect’s Collateral Warranty to Tenant)

THIS DEED is made the       day of                               200[]

BETWEEN:

1.                                      The partners in the firm of GMW ARCHITECTS a firm of architects carrying on business at 239 Kensington High Street, London, W8 6SL (the “Consultant”); and

2.                                      [   ] (registered Number [   ]) whose registered office is situated at [   ] [of [   ] (the “Beneficiary” which expression shall include its successors in title and permitted assigns).

WHEREAS:

(A)                             The Consultant has been appointed by 99 Bishopsgate (No. 1) Limited and 99 Bishopsgate (No. 2) Limited (the “Client”) under a Deed dated 19 September 2006 (the “Appointment”) for the provision of certain services as therein defined (the “Services”) in connection with the carrying out and completion of work on floors 22-26 inclusive and the ground floor reception area of 99 Bishopsgate (the “Premises”) (which work is hereinafter referred to as the “Project”).

(B)                               A building contract dated 19 December 2005 (the “Building Contract”) has been entered into with Overbury plc (the “Contractor”) for the carrying out and completion of the Project.  In the event that the Appointment is or has been novated by a deed of novation providing for the assumption by the Contractor of all of the obligations and liabilities of the Client under the Appointment, as if the Contractor had always been named as a party to the Appointment in place of the Client, references in this Deed to the Appointment shall mean, for the avoidance of doubt, the Appointment as so novated, and references in this Deed to the Services shall mean, for the avoidance of doubt, the Services performed or to be performed both before and after such novation, and references hereinafter to the Client shall mean the Contractor.

(C)                               Hoare Lea & Partners Limited and Davis Langdon LLP have been appointed as consultants in connection with the carrying out and completion of the Project (the “Other Consultants”).

(D)                              The Beneficiary has entered into an agreement with [   ] dated [   ] whereby the Beneficiary has, inter alia, [agreed to take] [taken] a lease of [part of] the Premises.

NOW in consideration of the payment by the Beneficiary to the Consultant of £1 (one pound) (receipt of which is hereby acknowledged by the Consultant) THIS DEED WITNESSES as follows:

1.                                      OBLIGATIONS

1.1                                 The Consultant warrants and undertakes to the Beneficiary that subject to the terms of the Appointment the Consultant has complied with and shall comply with all the Consultant’s duties and obligations under the Appointment or otherwise and that the Consultant has exercised and will continue to exercise in the performance of its duties and obligations under the Appointment including the Services all the reasonable skill, care and diligence to be expected of a properly qualified and competent architect experienced in carrying out

1

duties and services of the type comprised in the Appointment and in the Services for projects of a similar size, type, scope and complexity to the Project.

1.2                                 The Consultant contracts with the Beneficiary that it will be liable to pay to the Beneficiary its “Net Contribution” (as defined in Clause 1.2.1) caused by its failure to exercise  the reasonable skill, care and diligence referred to in Clause 1.1 in the performance of its duties and obligations under the Appointment.

1.2.1                        The Consultant’s liability under this Deed shall be limited to that proportion of the Beneficiary’s losses and damages, costs and expenses which it would be just and equitable to require the Consultant to pay having regard to the extent of the Consultant’s responsibility for the same and on the basis that the Other Consultants and the Contractor appointed in respect of the design and/or construction of the Project shall be deemed to have provided no less onerous contractual undertakings as are referred to in Clause 1.1 to the Beneficiary in respect of their duties and obligations in connection with the Project and shall be deemed to have paid to the Beneficiary such proportion which it would be just and equitable for them to pay having regard to the extent of their respective duties and obligations (“the Net Contribution”) provided that, if this Clause 1.2.1 shall be found to be ineffective, inoperable or unenforceable for any reason, it shall be severed and deemed to be deleted from this Deed and the remaining provisions of this Deed shall continue to have full force and effect.

1.2.2                        Any agreement or arrangement made pursuant to the Appointment in respect of the Consultant’s duties and obligations to the Client shall likewise bind the Beneficiary.

1.3                                 Subject to Clauses 1.1 and 1.2 and unless the specification and/or use of the same are notified to the Client and agreed by the Client in writing the Consultant further warrants to the Beneficiary that none of the materials specified in this Clause 1.3 have been or shall be specified by the Consultant for use in the Project and that insofar as it is consistent with the Consultant’s obligations hereunder the Consultant has used and shall continue to use all the reasonable skill, care and diligence referred to in Clause 1.1 to ensure that they are not used in the Project:

1.3.1                        any of the following materials:-

(i)                                     high alumina cement or concrete in structural elements;

(ii)                                  wood wool slabs in permanent formwork to concrete or in structural elements;

(iii)                               calcium chloride in admixtures for use in reinforced concrete unless in accordance with BS5238 and BS8110;

(iv)                              calcium silicate bricks or tiles unless in accordance with BS5628, Pt3 with bricks specified to BS3187 or BS6649;

(v)                                 asbestos (including crocidolite) or asbestos-containing products as defined in the Control of Asbestos at Work Regulations the Asbestos (Prohibitions) Regulations or any statutory modification or re-enactment thereof;

(vi)                              naturally occurring aggregates for use in reinforced concrete which do not comply with the requirements of British Standard Specification 882 and/or

2

naturally occurring aggregates for use in concrete which do not comply with the provisions of British Standard Specifications BS8110 or BS5323;

(vii)                           lead or any materials containing lead which may be ingested,  inhaled or absorbed except where copper alloy fittings containing lead are specifically required in drinking water pipework by any relevant statutory requirement;

(viii)                        urea formaldehyde foam or materials which may release formaldehyde in quantities which may be hazardous with reference to the limits set from time to time by the Health and Safety Executive and the recommendations of BS5613;

(ix)                                slipbricks;

(x)                                   chipcrete

(xi)                                vermiculite plaster;

(xii)                             glass fibre reinforced concrete;

(xiii)                          polyisocyanurate foam;

(xiv)                         the use of chloroflurocarbons (CFCs) and/or HCFC’s in the manufacture of insulation, for refrigerants in cooling systems or for any other purpose in the building’s construction;

(xv)                            the use of halon gases;

(xvi)                         tropical hardwoods of unsustainable/unknown origin;

(xvii)                      plywood containing tropical hardwood unless certification is provided showing country of origin, the issue of the concession explanation, a copy of the forestry policy for the plantation and confirming shipping documentation;

(xviii)                   timber preservatives, unless used in accordance with BS5589 and BS5268, Pt5;

(xix)                           materials which are composed substantially of mineral fibres either man-made or naturally occurring having a thickness of 3 microns or less and a length of 200 microns or less.

1.3.2                        substances recognised by the Building Research Establishment to be deleterious at the time of their specification; and

1.3.3                        substances not in accordance with British Standards or Codes of Practice where such exist or such other European equivalent standards or requirements applicable in the United Kingdom at the time of specification.

2.                                      DOCUMENTS

2.1                                 The Consultant hereby grants to the Beneficiary an irrevocable, non-exclusive royalty-free licence (for the avoidance of doubt such licence to remain in full force and effect notwithstanding determination of the Appointment for whatever reason or any dispute hereunder) to copy and use all technical information, drawings, models, bills of quantities,

3

specifications, schedules, details, plans, programmes, budgets, reports, calculations or other similar documents, work or things and whether or not stored in any document retrieval system generated or to be generated by the Consultant for the Client in connection with the Project (the “Documents”) for all purposes related to the Project including, but without limitation, the construction, completion, reconstruction, alteration, extension, maintenance, letting, promotion, advertisement, reinstatement, use and repair of the Project or of the Beneficiary’s interest in it provided that, for the avoidance of doubt, the copyright in the Documents shall remain in the Consultant.  The Beneficiary shall be entitled to grant sub-licences and the Beneficiary’s licence and such sub-licences shall be transferable to others PROVIDED ALWAYS that the Consultant shall have no liability in the event the Documents are used for a purpose other than that for which they were originally prepared.

2.2                                 The Consultant hereby irrevocably waives any rights it may have pursuant to Chapter IV (moral rights) of Part 1 of the Copyright, Designs and Patents Act 1988 in relation to the Project or any part thereof or to any Documents and shall obtain a written waiver from its employees from time to time of any rights they may have in respect of the same provided that the Consultant shall, with the Beneficiary’s consent such consent not to be unreasonably withheld or delayed, be entitled to use the Documents in connection with the publication of its work and the marketing of its services.

2.3                                 The Consultant shall provide the Beneficiary at its request and upon reimbursement of the reasonable costs of producing the same such copies of all or any of the Documents as are required by the Beneficiary.

3.                                      ASSIGNMENT

3.1                                 The Beneficiary shall be entitled, but only by way of absolute legal assignment, to assign all of its rights arising under this Deed at any time without the consent of the Consultant to any person, company or other entity acquiring the whole of the Beneficiary’s interest in the Premises provided that notice in writing of such assignment shall be given to the Consultant.

3.2                                 The Consultant shall not be entitled to assign, transfer, charge or otherwise dispose of the rights, obligation or benefits arising under this Deed to any other party.

4.                                      INSURANCE

4.1                                 The Consultant shall without prejudice to its obligations under this Deed and/or at law or otherwise take out and use all reasonable endeavours to maintain professional indemnity insurance provided that such insurance is available at commercially reasonable rates with a well established insurance company or underwriter of repute in the United Kingdom for a period of twelve years from the date of [practical completion] [equivalent event] of the whole of the Project for the purposes of the Building Contract to cover any breach, act, omission, negligence or default of the Consultant under or in connection with this Deed with a limit of indemnity of not less than £5,000,000.00 (Five Million Pounds) for each and every claim.

4.2                                 The Consultant shall, as and when it is reasonably required to do so by the Beneficiary and in any event promptly upon each renewal of such insurance cover, provide for inspection by the Beneficiary documentary evidence to demonstrate that such insurance has been and is being maintained properly.  The Consultant shall inform the Beneficiary if such insurance ceases to be available or is otherwise not maintained or renewed or becomes void or unenforceable for any reason.

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5.                                      NON-WAIVER

The obligations of the Consultant hereunder shall not be released or diminished by the appointment of any person by the Beneficiary to carry out any independent enquiry into any matter in relation to the Premises or the failure by the Beneficiary to make such appointment PROVIDED ALWAYS that nothing in this Clause 5 shall modify or affect any rights which the Consultant may have to claim contribution from counterclaim against or raise a defence in respect of any third party whether under statute or at common law.

6.                                      PARTNERSHIPS

6.1                                 Where the Deed is not executed by all the partners of the Consultant those partners that do so execute this Deed warrant and undertake that they have authority to execute this Deed for and on behalf of all the partners so as to bind the Consultant and all of its partners from time to time to all the terms and conditions of this Deed and upon request shall produce evidence of such authority to the Beneficiary.

6.2                                 The obligations undertaken, covenants made and warranties given by the Consultant under this Deed are owed jointly and severally by the Consultant and all of its partners from time to time to the Beneficiary.

7.                                      LIMITATION

Notwithstanding the date hereof the Consultant shall have no liability hereunder after the expiry of twelve years from the date of practical completion of the whole of the Project under the Building Contract save in respect of any claim commenced by the Beneficiary by court proceedings or by reference to arbitration prior to the expiry of that twelve year period.

8.                                      GOVERNING LAW AND JURISDICTION

8.1                                 This Deed shall be governed by English law and the parties hereby irrevocably submit to the non-exclusive jurisdiction of the English Courts.

8.2                                 Notwithstanding anything to the contrary in the Appointment, the Courts shall in determining the rights and liabilities of the Beneficiary and the Consultant under this Deed have full power to open up, review and revise any decision, opinion, requirement, direction, certificate, valuation or notice (including any decision of the adjudicator who has been appointed to resolve a dispute under the Appointment) and to order such measurements and valuations as may be necessary in order to determine the respective rights and liabilities of the Consultant and the Beneficiary and to determine all matters in dispute which shall be submitted to them in the same manner as if no such decision, opinion, requirement, direction, certificate, valuation or notice had been given.

8.3                                 The parties hereby agree and declare that if, and to the extent that, the Courts do not have the powers conferred upon them by Clause 8.2 to resolve any dispute or difference, such dispute or difference shall be referred to arbitration in accordance with the Rules of the London Court of International Arbitration to:

8.3.1                        a Judge of the Technology and Construction Court as arbitrator; or

8.3.2                        (where a Judge of the Technology and Construction Court is prevented from accepting such a reference for any reason) a person to be agreed between the parties as arbitrator or, upon failure so to agree within 14 days of a written request made by either party to agree to such a person, a person to be appointed as

5

arbitrator on the request made by either party by the London Court of International Arbitration;

and the person so appointed as arbitrator shall exercise the powers referred to in Clause 8.2 for the purpose of resolving the dispute or difference in question and the date of commencement of the arbitration shall be deemed to be the date of commencement of the litigation proceedings.

9.                                      CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

Nothing in this Deed confers or purports to confer on any third party any benefit or any right to enforce any term of this Deed which that third party would not have had but for the Contracts (Rights of Third Parties) Act 1999.

IN WITNESS WHEREOF the parties have executed these presents as a deed the day and year first before written.

EXECUTED as a DEED by	)
GMW ARCHITECTS	)
acting by:	)
a Partner in and with the authority (with one	)
other Partner) to bind the firm of	)
GMW ARCHITECTS	)

Signature of Witness

Name

Address

Occupation

6

EXECUTED as a DEED by	)
GMW ARCHITECTS	)
acting by:	)
a Partner in and with the authority (with one	)
other Partner) to bind the firm of	)
GMW ARCHITECTS	)

Signature of Witness

Name

Address

Occupation

EXECUTED AS A DEED by	)
[the Beneficiary]	)
acting by:	)

Director

Director/Secretary

7

(Form of Mechanical and Electrical Engineer’s Collateral Warranty to Tenant)

THIS DEED is made the     day of                                   200[]

BETWEEN:

1.                                       The partners in the firm of HOARE LEA & PARTNERS a firm of mechanical and electrical services engineers carrying on business at 140 Aztec West Business Park, Almondsbury, Bristol, BS32 4TX (the “Consultant”) and;

2.                                       [   ] [(registered Number [   ]) whose registered office is situate at [   ] [of [   ] (the “Beneficiary” which expression shall include its successors in title and permitted assigns).

WHEREAS:

(A)                              The Consultant has been appointed by 99 Bishopsgate (No. 1) Limited and 99 Bishopsgate (No. 2) Limited (the “Client”) under a Deed dated 19 September 2006 (the “Appointment”) for the provision of certain services as therein defined (the “Services”) in connection with the carrying out and completion of work on floors 22-26 inclusive and the ground floor reception area of 99 Bishopsgate (the “Premises”) (which work is hereinafter referred to as the “Project”).

(B)                                A building contract dated 19 December 2005 (the “Building Contract”) has been entered into with Overbury plc (the “Contractor”) for the carrying out and completion of the Project.  In the event that the Appointment is or has been novated by a deed of novation providing for the assumption by the Contractor of all of the obligations and liabilities of the Client under the Appointment, as if the Contractor had always been named as a party to the Appointment in place of the Client, references in this Deed to the Appointment shall mean, for the avoidance of doubt, the Appointment as so novated, and references in this Deed to the Services shall mean, for the avoidance of doubt, the Services performed or to be performed both before and after such novation, and references hereinafter to the Client shall mean the Contractor.

(C)                                GMW Architects and Davis Langdon LLP have been appointed as consultants in connection with the carrying out and completion of the Project (the “Other Consultants”).

(D)                               The Beneficiary has entered into an agreement with [   ] dated [   ] whereby the Beneficiary has, inter alia, [agreed to take] [taken] a lease of [part of] the Premises.

NOW in consideration of the payment by the Beneficiary to the Consultant of £1 (one pound) (receipt of which is hereby acknowledged by the Consultant) THIS DEED WITNESSES as follows:

1.                                      Obligations

1.1                                 The Consultant warrants and undertakes to the Beneficiary that subject to the terms of the Appointment the Consultant has complied with and shall comply with all the Consultant’s duties and obligations under the Appointment or otherwise and that the Consultant has exercised and will continue to exercise in the performance of its duties and obligations under the Appointment including the Services all the reasonable skill, care and diligence to be expected of a properly qualified and competent mechanical and electrical services engineer experienced in carrying out duties and services of the type comprised in the Appointment and in the Services for projects of a similar size, type, scope and complexity to the Project.

1

1.2                                 The Consultant contracts with the Beneficiary that it will be liable to pay to the Beneficiary its “Net Contribution” (as defined in Clause 1.2.1) caused by its failure to exercise  the reasonable skill, care and diligence referred to in Clause 1.1 in the performance of its duties and obligations under the Appointment.

1.2.1                        The “Net Contribution” shall be such sum as shall be agreed between the Consultant and the Beneficiary or adjudged by a court to be the proportion of the proper cost to the Beneficiary of remedying physical defects to the Project directly caused by the Consultant’s failure to exercise reasonable skill and care in the performance of its duties and responsibilities under the Appointment.  The Consultant’s liability under this Deed shall be limited to that proportion of the Beneficiary’s losses and damages, costs and expenses which it would be just and equitable to require the Consultant to pay having regard to the extent of the Consultant’s responsibility for the same and on the basis that the Other Consultants and the Contractor appointed in respect of the design and/or construction of the Project shall be deemed to have provided no less onerous contractual undertakings as are referred to in Clause 1.1 to the Beneficiary in respect of their duties and obligations in connection with the Project and shall be deemed to have paid to the Beneficiary such proportion which it would be just and equitable for them to pay having regard to the extent of their respective duties and obligations provided that, if this Clause 1.2.1 shall be found to be ineffective, inoperable or unenforceable for any reason, it shall be severed and deemed to be deleted from this Deed and the remaining provisions of this Deed shall continue to have full force and effect.

1.2.2                        Subject to Clause 8, the duties, obligations and liabilities owed by the Consultant under this Deed shall be no wider or greater than the duties, obligations and liabilities that the Consultant would owe to the Beneficiary under the Appointment if the Beneficiary had been named as the employer under the Appointment and having regard to the nature of the Beneficiary’s interest in the Project as referred to in the recitals hereto and (subject as aforesaid) any agreement or arrangement made pursuant to the Appointment in respect of the Consultant’s duties and obligations to the Client shall likewise bind the Beneficiary, and the Consultant shall be entitled in any action or proceedings brought by the Beneficiary to raise the equivalent rights in defence of liability (excluding any financial claims that the Consultant may have against the Client under the Appointment) that it would have against the Client under the Appointment.

1.3                                 Subject to Clauses 1.1 and 1.2 and unless the specification and/or use of the same are notified to the Client and agreed by the Client in writing the Consultant further warrants to the Beneficiary that none of the materials specified in this Clause 1.3 have been or shall be specified by the Consultant for use in the Project and that insofar as it is consistent with the Consultant’s obligations hereunder the Consultant has used and shall continue to use all the reasonable skill, care and diligence referred to in Clause 1.1 to ensure that they are not used in the Project:

1.3.1                        any of the following materials:-

(i)                                     high alumina cement or concrete in structural elements;

(ii)                                  wood wool slabs in permanent formwork to concrete or in structural elements;

(iii)                               calcium chloride in admixtures for use in reinforced concrete unless in accordance with BS5238 and BS8110;

2

(iv)                              calcium silicate bricks or tiles unless in accordance with BS5628, Pt3 with bricks specified to BS3187 or BS6649;

(v)                                 asbestos (including crocidolite) or asbestos-containing products as defined in the Control of Asbestos at Work Regulations the Asbestos (Prohibitions) Regulations or any statutory modification or re-enactment thereof;

(vi)                              naturally occurring aggregates for use in reinforced concrete which do not comply with the requirements of British Standard Specification 882 and/or naturally occurring aggregates for use in concrete which do not comply with the provisions of British Standard Specifications BS8110 or BS5323;

(vii)                           lead or any materials containing lead which may be ingested,  inhaled or absorbed except where copper alloy fittings containing lead are specifically required in drinking water pipework by any relevant statutory requirement;

(viii)                        urea formaldehyde foam or materials which may release formaldehyde in quantities which may be hazardous with reference to the limits set from time to time by the Health and Safety Executive and the recommendations of BS5613;

(ix)                                slipbricks;

(x)                                   chipcrete

(xi)                                vermiculite plaster;

(xii)                             glass fibre reinforced concrete;

(xiii)                          polyisocyanurate foam;

(xiv)                         the use of chloroflurocarbons (CFCs) and/or HCFC’s in the manufacture of insulation, for refrigerants in cooling systems or for any other purpose in the building’s construction;

(xv)                            the use of halon gases;

(xvi)                         tropical hardwoods of unsustainable/unknown origin;

(xvii)                      plywood containing tropical hardwood unless certification is provided showing country of origin, the issue of the concession explanation, a copy of the forestry policy for the plantation and confirming shipping documentation;

(xviii)                   timber preservatives, unless used in accordance with BS5589 and BS5268, Pt5;

(xix)                           materials which are composed substantially of mineral fibres either man-made or naturally occurring having a thickness of 3 microns or less and a length of 200 microns or less.

1.3.2                        substances recognised by the Building Research Establishment to be deleterious at the time of their specification; and

1.3.3                        substances not in accordance with British Standards or Codes of Practice where such exist or such other European equivalent standards or requirements applicable in the United Kingdom at the time of specification.

3

2.                                      Documents

2.1                                 The Consultant hereby grants to the Beneficiary an irrevocable, non-exclusive royalty-free licence (for the avoidance of doubt such licence to remain in full force and effect notwithstanding determination of the Appointment for whatever reason or any dispute hereunder) to copy and use all technical information, drawings, models, bills of quantities, specifications, schedules, details, plans, programmes, budgets, reports, calculations or other similar documents, work or things and whether or not stored in any document retrieval system generated or to be generated by the Consultant for the Client in connection with the Project (the “Documents”) for all purposes related to the Project including, but without limitation, the construction, completion, reconstruction, alteration, extension, maintenance, letting, promotion, advertisement, reinstatement, use and repair of the Project or of the Beneficiary’s interest in it provided that, for the avoidance of doubt, the copyright in the Documents shall remain in the Consultant.  The Beneficiary shall be entitled to grant sub-licences and the Beneficiary’s licence and such sub-licences shall be transferable to others PROVIDED ALWAYS that the Consultant shall have no liability in the event the Documents are used for a purpose other than that for which they were originally prepared.

2.2                                 The Consultant hereby irrevocably waives any rights it may have pursuant to Chapter IV (moral rights) of Part 1 of the Copyright, Designs and Patents Act 1988 in relation to the Project or any part thereof or to any Documents and shall obtain a written waiver from its employees from time to time of any rights they may have in respect of the same provided that the Consultant shall, with the Beneficiary’s consent such consent not to be unreasonably withheld or delayed, be entitled to use the Documents in connection with the publication of its work and the marketing of its services.

2.3                                 The Consultant shall provide the Beneficiary at its request and upon reimbursement of the reasonable costs of producing the same such copies of all or any of the Documents as are required by the Beneficiary.

3.                                      assignment

3.1                                 The Beneficiary shall be entitled, but only by way of absolute legal assignment, to assign all of its rights arising under this Deed at any time without the consent of the Consultant to any person, company or other entity acquiring the whole of the Beneficiary’s interest in the Premises provided that notice in writing of such assignment shall be given to the Consultant.

3.2                                 The Consultant shall not be entitled to assign, transfer, charge or otherwise dispose of the rights, obligation or benefits arising under this Deed to any other party.

4.                                      Insurance

4.1                                 The Consultant shall, without prejudice to its obligations under this Deed and/or  otherwise at law, maintain professional indemnity insurance with a well established insurance company or underwriter of good repute in the United Kingdom for the period commencing on the date of this Deed and expiring on the date which is  twelve years after the date of practical completion of the whole of the Project under the Building Contract to cover any breach, act, omission, negligence or default of the Consultant under or in connection with this Deed with a limit of indemnity of not less than £5,000,000.00 (Five Million Pounds) for each and every claim PROVIDED ALWAYS that such insurance continues to be available generally in the United Kingdom market at commercially reasonable premium rates.

4.2                                 The Consultant shall, as and when it is reasonably required to do so by the Beneficiary [and in any event promptly upon each renewal of such insurance cover], provide for inspection by the Beneficiary documentary evidence to demonstrate that the insurance required by Clause 4.1 has been and is being maintained properly. The Consultant shall inform the Beneficiary if

4

such insurance ceases to be available or is otherwise not maintained or renewed or becomes void or unenforceable for any reason.

5.                                      Non-Waiver

The obligations of the Consultant hereunder shall not be released or diminished by the appointment of any person by the Beneficiary to carry out any independent enquiry into any matter in relation to the Premises or the failure by the Beneficiary to make such appointment PROVIDED ALWAYS that nothing in this Clause 5 shall modify or affect any rights which the Consultant may have to claim contribution from counterclaim against or raise a defence in respect of any third party whether under statute or at common law.

6.                                      Partnerships

6.1                                 Where the Deed is not executed by all the partners of the Consultant those partners that do so execute this Deed warrant and undertake that they have authority to execute this Deed for and on behalf of all the partners so as to bind the Consultant and all of its partners from time to time to all the terms and conditions of this Deed and upon request shall produce evidence of such authority to the Beneficiary.

6.2                                 The obligations undertaken, covenants made and warranties given by the Consultant under this Deed are owed jointly and severally by the Consultant and all of its partners from time to time to the Beneficiary.

7.                                      Limitation

Notwithstanding the date hereof the Consultant shall have no liability hereunder after the expiry of twelve years from the date of practical completion of the whole of the Project under the Building Contract save in respect of any claim commenced by the Beneficiary by court proceedings or by reference to arbitration prior to the expiry of that twelve year period.

8.                                      governing law and jurisdiction

8.1                                 This Deed shall be governed by English law and the parties hereby irrevocably submit to the non-exclusive jurisdiction of the English Courts.

8.2                                 Notwithstanding anything to the contrary in the Appointment, the Courts shall in determining the rights and liabilities of the Beneficiary and the Consultant under this Deed have full power to open up, review and revise any decision, opinion, requirement, direction, certificate, valuation or notice (including any decision of the adjudicator who has been appointed to resolve a dispute under the Appointment) and to order such measurements and valuations as may be necessary in order to determine the respective rights and liabilities of the Consultant and the Beneficiary and to determine all matters in dispute which shall be submitted to them in the same manner as if no such decision, opinion, requirement, direction, certificate, valuation or notice had been given.

8.3                                 The parties hereby agree and declare that if, and to the extent that, the Courts do not have the powers conferred upon them by Clause 8.2 to resolve any dispute or difference, such dispute or difference shall be referred to arbitration in accordance with the Rules of the London Court of International Arbitration to:

8.3.1                        a Judge of the Technology and Construction Court as arbitrator; or

8.3.2                        (where a Judge of the Technology and Construction Court is prevented from accepting such a reference for any reason) a person to be agreed between the parties as arbitrator or, upon failure so to agree within 14 days of a written request made by either party to agree to such a person, a person to be appointed as arbitrator on the request made by either party by the London Court of International Arbitration;

5

and the person so appointed as arbitrator shall exercise the powers referred to in Clause 8.2 for the purpose of resolving the dispute or difference in question and the date of commencement of the arbitration shall be deemed to be the date of commencement of the litigation proceedings.

9.                                      CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

Nothing in this Deed confers or purports to confer on any third party any benefit or any right to enforce any term of this Deed which that third party would not have had but for the Contracts (Rights of Third Parties) Act 1999.

10.                               Determination by Consultant

10.1                           The Consultant shall not exercise or seek to exercise any right which the Consultant may have to rescind or determine the Appointment or the engagement of the Consultant thereunder and/or to suspend or discontinue the Services for whatever reason unless the Consultant has given at least 21 days prior written notice to the Beneficiary (copying such notice to the Client) specifying:

10.1.1                  the breach or default of the Appointment which the Consultant claims entitles it to rescind or determine the Appointment or the engagement of the Consultant thereunder and/or to suspend or discontinue the Services; and

10.1.2                  full particulars of any amounts owed by the Client to the Consultant in respect of the last two outstanding invoices covering the two invoicing periods before that in which the notice is given.

10.2                           If within 21 days of receipt of the notice under Clause 10.1, the Beneficiary notifies the Consultant and the Client that it wishes to enter into a novation agreement with the Consultant novating the Appointment from the Client to the Beneficiary with the intention of continuing and completing the Project:

10.2.1                  the Consultant shall enter into a novation agreement with the Beneficiary and the Client novating the Appointment from the Client to the Beneficiary in such form as the Beneficiary shall reasonably specify;

10.2.2                  the Consultant shall execute and deliver to the Client a deed of collateral warranty in favour of the Client in the form of this Deed mutatis mutandis excepting Clause 10; and

10.2.3                  the Consultant shall pending entry into the novation agreement accept and act in accordance with the instructions of the Beneficiary in relation to the Appointment and the Beneficiary shall pay any and all sums accrued due for work carried out by the Consultant pursuant to those instructions.

10.3                           The Beneficiary shall be liable under the novation agreement in respect of work performed after the date of the novation agreement and the Beneficiary shall pay to the Consultant:

10.3.1                  the amount of any sums as specified in Clause 10.1.2 as set out in the notice given under Clause 10.1; and

10.3.2                  sums accrued due and not paid in respect of the period from the date of the last invoice referred to in Clause 10.1.2 until the date of the novation agreement.

10.4                           If the breach or default of the Client referred to in Clause 10.1.1 has been remedied and the Consultant has withdrawn unreservedly its notice referred to in Clause 10.1 within the period therein specified without any claim against the Client then the right of the Beneficiary to enter into a novation agreement shall cease.

6

10.5                           The Client has agreed to be party to this Deed for the purposes of confirming its consent to and concurrence with the provisions set forth.  The Consultant shall not be in breach of its duties and obligations to the Client solely by reason of compliance by the Consultant with its obligations to the Beneficiary under this Deed.

IN WITNESS WHEREOF the parties have executed these presents as a deed the day and year first before written.

EXECUTED AS A DEED by	)
)
on behalf of	)
HOARE LEA & PARTNERS	)
under a deed of authorisation dated	)
in the presence of:	)

Signature of partner

Signature of witness

Name, address and occupation of witness

EXECUTED AS A DEED by	)
)
on behalf of	)
HOARE LEA & PARTNERS	)
under a deed of authorisation dated	)
in the presence of:	)

Signature of partner

Signature of witness

Name, address and occupation of witness

7

EXECUTED AS A DEED by	)
[the Beneficiary]	)
acting by:	)

Director

Director/Secretary

8

99 Bishopsgate (22 – 26) Reinstatement

Defects Action Schedule

No.	Description	Action Date	Action By	Inspection Date	Inspection By	Signature	Comments
Building Fabric
24th Floor
24.1

Remove all loose debris and redundant materials from the upper ceiling surface; to include the removal of redundant void barriers; Ensure the upper surface of the ceiling is free of dust and dirt, including the plasterboard margins.

		18/10/06	OPLC
24.2

Check alignment of ceiling grid to whole floor; Consult with Architect before re-adjusting where necessary; Replace cut perimeter tiles if required, ensuring all tiles are adequately supported & wedged.

		27/10/06	OPLC
24.3	Check spacing of support grid particularly to perimeters; Relocate where necessary; Replace plastic support clips with correct support hangers.	27/10/06	OPLC
24.4	Replace damaged tiles.	27/10/06	OPLC
24.5	Replace fixing for speakers with hangers from slab soffit above (12no. per floor)	18/10/06	OPLC
24.6	Complete fire protection to steelwork on Grid Lines 20V, 22V, 23V, 20Q, 20P and 23L(2no.) Some of these are as a result of the removal of redundant services.	18/10/06	OPLC
24.7	Remove plastic clip support around steelwork and replace with correct hanger.	18/10/06	OPLC
24.8	Repair foil tape to ensure encapsulation of mineral fibre on Grid Lines 20X, 21X, 21U, 23K, 19M, 18M, 15M, 13M, 11M, 13P(2no.), 12P, 10P and 10V.	18/10/06	OPLC
24.9	Repair fire barrier to encapsulate mineral fibre on Grid Lines 11-13/V and 14/J-M.	18/10/06	OPLC
24.10	Install proprietary fire stopping to 2no. holes in core wall.	18/10/06	OPLC
24.11	Mandatory ‘Fire Door Keep Locked’ signage to be replaced on riser doors and lift lobbies.	27/10/06	OPLC
24.12	North & South WCs: no access to thermostatic valves.	27/10/06	OPLC
24.13	North & South WCs: locks to entrance doors to be suited with remainder of building.	TBC	BML
25th Floor
25.1

Remove all loose debris and redundant materials from the upper ceiling surface; to include the removal of redundant void barriers; Ensure the upper surface of the ceiling is free of dust and dirt, including the plasterboard margins.

		18/10/06	OPLC
25.2

Check alignment of ceiling grid to whole floor; Consult with Architect before re-adjusting where necessary; Replace cut perimeter tiles if required, ensuring all tiles are adequately supported & wedged.

		27/10/06	OPLC
25.3	Check spacing of support grid particularly to perimeters; Relocate where necessary; Replace plastic support clips with correct support hangers.	27/10/06	OPLC
25.4	Replace damaged tiles.	27/10/06	OPLC
25.5	Replace fixing for speakers with hangers from slab soffit above (12no. per floor)	18/10/06	OPLC
25.6	Repair fire protection to steelwork on Grid Lines 21/Y, 18Y, 22/L and 19/P.	18/10/06	OPLC
25.7	Repair duct/pipe lagging on Grid Lines 20/W, 18X, 11/U, 11/T, 10/P, 13/P, 13/M, 12/L, 12/K, 18/J-K, 19/N-P and 20/N-P.	18/10/06	OPLC
25.8	Repair/encapsulate fire barrier on Grid Lines 19-24/U, 19-24/N, 14/J-M, 10-14/Q and 10-14/V.	18/10/06	OPLC
25.9	Remove old fire barrier on Grid Lines 15/W and 12/U/	18/10/06	OPLC
25.10	Mandatory ‘Fire Door Keep Locked’ signage to be replaced on riser doors and lift lobbies.	27/10/06	OPLC
25.11	North & South WCs: no access to thermostatic valves	27/10/06	OPLC
25.12	North & South WCs: locks to entrance doors to be suited with remainder of building	TBC	BML
25.13	North Female WC: duct panels in cubicles 3 & 4 catch on light fittings when opened	27/10/06	OPLC
26th Floor
26.1

Remove all loose debris and redundant materials from the upper ceiling surface; to include the removal of redundant void barriers; Ensure the upper surface of the ceiling is free of dust and dirt, including the plasterboard margins.

		18/10/06	OPLC

GMW Architects/3623/10.2/061004/SMJ-Defects	Issue: 3	Date: 18/10/06

1

No.	Description	Action Date	Action By	Inspection Date	Inspection By	Signature	Comments
26.2

Check alignment of ceiling grid to whole floor; Consult with Architect before re-adjusting where necessary; Replace cut perimeter tiles if required, ensuring all tiles are adequately supported & wedged.

		27/10/06	OPLC
26.3	Check spacing of support grid particularly to perimeters; Relocate where necessary; Replace plastic support clips with correct support hangers.	27/10/06	OPLC
26.4	Replace damaged tiles.	27/10/06	OPLC
26.5	Replace fixing for speakers with hangers from slab soffit above (12no. per floor)	18/10/06	OPLC
26.6	Complete foil tape to mineral fibre fire protection to steelwork on Grid Lines 11/K, 12/P and 10/Q.	18/10/06	OPLC
26.7	Repair lagging to pipe work on Grid Lines 15/Y, 18/Y, 10/V-W, 15/L-M, 15/K and 19L.	18/10/06	OPLC
26.8	Remove lagging on ceiling tiles on Grid Line 19/Y.	18/10/06	OPLC
26.9	Repair fire barrier to encapsulate mineral fibre fire protection to steelwork on Grid Lines 18/W-X, 10-14/V, 10-14/Q, 14/J-M and 19-24/N.	18/10/06	OPLC
26.10	Mandatory ‘Fire Door Keep Locked’ signage to be replaced on riser doors and lift lobbies.	27/10/06	OPLC
26.11	North & South WCs: check access to thermostatic valves	27/10/06	OPLC
26.12	North & South WCs: locks to entrance doors to be suited with remainder of building	TBC	BML
26.13	Repair ceiling in South Male WC where damaged by leak from AHU at Level 27.	27/10/06	OPLC
Building Fabric General
GB.1	Confirmation that all cavity barriers are located correctly.	27/10/06	GMW
GB.2	Has full Building Control certification been received from the District Surveyor?	27/10/06	GMW				Confirmed: this was issued as part of the Practical Completion Certificate package.
GB.3	Are all dampers located within the cavity barriers?	27/10/06	GMW/HL
Mechanical
24th Floor
24.M1	Plenum boxes to be supported from soffit from both ends such that no weight is bearing onto the ceiling tiles; wire is acceptable.	18/10/06	OPLC
24.M2	Make good beam wrap where ducts have been removed.	18/10/06	OPLC
24.M3	Remove redundant duct supports.	18/10/06	OPLC
24.M4	Make good insulation.	18/10/06	OPLC
24.M5	Remove redundant brackets and threaded rods.	18/10/06	OPLC
24.M6	Defective actuator on fan coil unit 24/32.	18/10/06	OPLC
25th Floor
25.M1	Plenum boxes to be supported from soffit from both ends such that no weight is bearing onto the ceiling tiles; wire is acceptable.	18/10/06	OPLC
25.M2	Make good insulation.	18/10/06	OPLC
25.M3	Make good fire barrier.	18/10/06	OPLC
25.M4	Install proper cap ends to supply and extract ducts.	18/10/06	OPLC
25.M5	Remove redundant flexible ducts left in void.	18/10/06	OPLC
25.M6	Make good insulation.	18/10/06	OPLC
25.M7	Cut back threaded rods.	18/10/06	OPLC
25.M8	Remove redundant brackets and threaded rods.	18/10/06	OPLC
25.M9	Install proper cap ends, tape not acceptable.	18/10/06	OPLC
25.M10	Replace/repair fan coil actuators.	18/10/06	OPLC
25.M11	Plug drain valves.	18/10/06	OPLC
26th Floor
26.M1	Plenum boxes to be supported from soffit from both ends such that no weight is bearing onto the ceiling tiles; wire is acceptable.	18/10/06	OPLC
26.M2	Remove redundant threaded bar and pipe supports: HL photo 1.	18/10/06	OPLC
26.M3	Remove excess supply ductwork and cap properly: HL photo 2.	18/10/06	OPLC
26.M4	Remove redundant brackets: HL photo 3.	18/10/06	OPLC
26.M5	Remove redundant condensate pipes: HL photo 4.	18/10/06	OPLC
26.M6	Make good insulation and vapour barrier: HL photo 6, 8 & 9.	18/10/06	OPLC

2

No.	Description	Action Date	Action By	Inspection Date	Inspection By	Signature	Comments
26.M7	Paint sprinkler pipe: HL photo 10.	18/10/06	OPLC
26.M8	Check signals from fan coil units 4 and 5.	18/10/06	OPLC
Electrical
24th Floor
24.E1	Tidy lighting cables and remove cables tie wrapped to threaded rods.	18/10/06	OPLC
24.E2	Lighting cables to run loose on ceiling not coiled up.	18/10/06	OPLC
24.E3	Cables to be run in trunking with lids fitted.	18/10/06	OPLC
24.E4	Remove redundant controllers and spur units.	18/10/06	OPLC
24.E5	Trunking supported with cable to be replaced with correct supports to soffit.	18/10/06	OPLC
24.E6	Support conduit correctly where brackets removed.	18/10/06	OPLC
25th Floor
25.E1	Tidy up excessive lengths of fire alarm cables.	18/10/06	OPLC
25.E2	Remove redundant lighting pcbs.	18/10/06	OPLC
25.E3	Fit besa box lid.	18/10/06	OPLC
25.E4	Tidy lighting cables and remove redundant cables.	18/10/06	OPLC
26th Floor
26.E1	Clip cables to tray and remove threaded rods.	18/10/06	OPLC
26.E2	Replace missing besa box lid.	18/10/06	OPLC
26.E3	Fire alarm smoke detector head missing (3no).	18/10/06	Hallmark				These locations are redundant; Hallmark to rectify and report.
General Services
*GS.1	In conjunction with TAC re-inspect dampers and prove correct operation; rectify where faulty.	TBC	OPLC
GS.2	Review as built drawings against installation and update drawings as necessary.	TBC	OPLC
*GS.3	Where redundant ductwork has been removed, verify that existing systems have not been affected; if affected re-balance.	27/10/06 TBC	OPLC
GS.4	Ensure all light fitting ballast is secured.	18/10/06	OPLC
*GS.5	Re-fix diffuser blades where they have become dislodged.	27/10/06	OPLC
GS.6	Confirmation that the correct primary airflow is being provided to each floor.	27/10/06	BML
GS.7	Floors to be re-balanced to reduce air volumes back to design conditions (90% of primary air volume to each quadrant).	27/10/06	BML
GS.8	Confirmation required that the design supply air temperatures are being provided to each floor.	27/10/06	BML
GS.9	Confirmation required of the cooling capacities of the fan coil units and the basis of design (primary supply air temperature – 16°C).	27/10/06	BML
GS.10	Full commissioning sheets are required for the primary, secondary and extract air volumes following re-commissioning of the extract system.	27/10/06	BML
GS.11	Check all fan coil unit controls.	27/10/06	OPLC
*GS.12	Remove excessive lengths of flexible ducting and replace with rigid ductwork.	TBC	BML
*GS.13	Strip out surplus branch ductwork and cap off.	18/10/06	OPLC
GS.14	Remove redundant trunking and conduit.	18/10/06	OPLC

Items marked with an * are to be inspected on each floor and identified.

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